Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1−K/A

ANNUAL REPORT PURSUANT TO REGULATION A

OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2022

My Racehorse CA LLC

(Exact name of issuer as specified in its charter)

Nevada	83-0848007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2456 Fortune Dr., Suite 110, Lexington KY, 40509

(Full mailing address of principal executive offices)

909-740-9175

(Issuer’s telephone number, including area code)

www.myracehorse.com

(Issuer’s website)

Series LLC Interests*

(Title of each class of securities issued pursuant to Regulation A)

(*Certain Series LLC Interests are qualified but not yet issued under Reg. A)

EXPLANATORY NOTE

My Racehorse CA LLC, a Nevada series limited liability company (the “Company”) is amending its Annual Report on Form 1-K for the period ended December 31, 2022, originally filed on April 26, 2023, to include audited financial statements for each of the Company’s current series of interest of limited liability company interest and to update the related financial disclosures.

TABLE OF CONTENTS

MY RACEHORSE CA LLC

i

Use of Terms

Except as otherwise indicated by the context and for the purposes of this amendment to the Annual Report on Form 1-K only (the “Annual Report”), references in this Annual Report to “we,” “us,” “our”, “MRH”, “our company”, or the “Company” refer to My Racehorse CA LLC, a Nevada series limited liability company.

Special Note Regarding Forward Looking Statements

The information contained in this Annual Report includes some statements that are not historical and that are considered “forward-looking statements”. Such forward-looking statements include, but are not limited to, statements regarding:

•	our development plans for our business;
•	our strategies and business outlook;
•	the racing prospects for the respective Underlying Assets;
•	potential distributions or dividends of race winnings and other revenue sources;
•	anticipated development of the Company, the Manager and each Series of the Company;
•	the overall growth of the horse racing industry;
•	our compliance with regulatory matters (including the Investment Company Act, Investment Advisers Act and state securities regulations);
•	the development of the MyRacehorse™ Platform (defined below);
•	our future results, performance, liquidity, financial condition, prospects and opportunities; and
•	various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).

Such statements are based upon information currently available to our company, our management, and our interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events.

Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words like “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “might”, “plans”, “possible”, “potential”, “predicts”, “projects”, “seeks”, “should”, “will”, “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, but the absence of these words does not mean that a statement is not forward-looking. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” included in our Offering Statement on Form 1-A (the “Original Offering Statement”; file no. 024-10896) filed with the Securities and Exchange Commission (the “Commission” or “SEC”) on September 10, 2018, and qualified by the Commission on February 22, 2019, as amended and supplemented by post-qualification amendments to date, as well as our new Offering Statement on Form 1-A (file no. 024-11808) filed with the SEC on February 22, 2022, and qualified by the Commission on May 2, 2022, as amended and supplemented by post-qualification amendments to date(the “New Offering Statement and together with the Original Offering Statement, the “Offering Statements”) and matters described in this Annual Report generally. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Annual Report will in fact occur.

Potential investors should not place undue reliance on any forward-looking statements, and should not make an investment decision based solely on these forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Although the forward-looking statements in this Annual Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. The projections, estimates and expectations are presented in this Annual Report only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our management’s own assessment of our business, the industry in which we work and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the Company cannot guarantee future results, and the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this Annual Report, in the New Offering Statement (and as amended and supplemented by post-qualification amendments to date) and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

ii

ITEM 1. BUSINESS

Explanatory Note

The Original Offering Statement was filed by the Company on September 10, 2018, and has been amended by the Company on numerous occasions since that date. The Original Offering Statement, as amended by pre-qualification amendments, was qualified by the Commission on February 22, 2019. Since that date, certain post-qualification amendments to the Original Offering Statement have also been qualified by the Commission. On February 22, 2022, the Company filed the New Offering Statement which was qualified by the Commission on May 2, 2022, as amended and supplemented by post-qualification amendments to date. All current active and future offerings have been or will be offered under the New Offering Statement for so long as such offering statement is effective.

The Series already qualified under the Offering Statements as of the date hereof are as follows:

Original Offering Statement (File No. 024-10896)

Series Name	Horse Name (if different)	Qualification Date:
Form 1-A
Series Palace Foal	Ocean Magic 18	February 22, 2019
POS-AM #2
Series De Mystique ‘17	Dancing Destroyer	June 6, 2019
POS-AM #3
Series Martita Sangrita 17	Carpe Vinum	July 11, 2019
Series Daddy’s Joy	-	July 11, 2019
Series Vertical Threat	-	July 11, 2019
Series Shake it Up Baby	-	July 11, 2019
Series Tizamagician	-	July 11, 2019
POS-AM #4
Series Power Up Paynter	-	July 25, 2019
Series Two Trail Sioux 17	Annahilate	July 25, 2019
Series Wayne O	-	July 25, 2019
POS-AM #5
Series Big Mel	-	September 6, 2019
POS-AM #6
Series Amandrea	-	October 11, 2019
Series Keertana 18	American Heiress	October 11, 2019
Series Sunny 18	Solar Strike	October 11, 2019
Series Lazy Daisy	-	October 11, 2019

1

POS-AM #7
Series New York Claiming Package (1)	(i) Augusta Moon; and (ii) Hizaam	December 18, 2019
Series The Filly Four (2)	(i) Moonlight d’Oro; (ii) Joyful Addiction; (iii) Lady Valentine; and (iv) Shared Empire	December 18, 2019
POS-AM #8
Series Lane Way	-	February 19, 2020
POS-AM #10
Series Mo Mischief	-	May 13, 2020
Series Deep Cover	-	May 13, 2020
Series Big Mel (Addtl. 9% Interest)	-	May 13, 2020
Series Sunny 18 (Addtl. 9% Interest)	Solar Strike	May 13, 2020
POS-AM #11
Series Popular Demand	-	June 5, 2020
POS-AM #12
Series Authentic	-	June 26, 2020
Series Storm Shooter	-	June 26, 2020
POS-AM #15
Series Thirteen Stripes	-	August 7, 2020
Series Naismith	-	August 7, 2020
Series NY Exacta (3)	(i) Quick Conversation; and (ii) Psychedelic Shack	August 7, 2020
POS-AM #18
Series Apple Down Under 19	Howboutdemapples	October 30, 2020
Series Just Louise 19	Forbidden Kingdom	October 30, 2020
Series Lost Empire 19	Laforgia	October 30, 2020
POS-AM #19
Series Man Among Men	-	November 12, 2020
Series Frosted Oats	-	November 12, 2020
Series Tapitry 19	Infinite Empire	November 12, 2020
Series Classofsixtythree 19	Sixtythreecaliber	November 12, 2020
Series Cayala 19	Provacateur	November 12, 2020
Series Margaret Reay 19	A Mo Reay	November 12, 2020
Series Awe Hush 19	Can’t Hush This	November 12, 2020
Series Exonerated 19	Above Suspicion	November 12, 2020
Series Speightstown Belle 19	Ancient Royalty	November 12, 2020
Series Consecrate 19	Sacred Beauty	November 12, 2020

2

Series Latte Da 19	Inalattetrouble	November 12, 2020
Series Midnight Sweetie 19	Dolce Notte	November 12, 2020
Series Ambleside Park 19	Lookwhogotlucky	November 12, 2020
Series Athenian Beauty 19	Quantum Theory	November 12, 2020
Series Future Stars Stable (4)

(i)       Man Among Men;

(ii)      Frosted Oats;

(iii)     Tapitry 19;

(iv)     Classofsixtythree 19;

(v)      Cayala 19;

(vi)     Margaret Reay 19;

(vii)    Awe Hush 19;

(viii)   Exonerated 19;

(ix)      Speightstown Belle 19;

(x)       Consecrate 19;

(xi)      Latte Da 19;

(xii)     Midnight Sweetie 19;

(xiii)    Ambleside Park 19; and

(xiv)    Athenian Beauty 19

November 12, 2020
Series Collusion Illusion	-	November 12, 2020
POS-AM #23
Series Monomoy Girl	–	April 14, 2021
Series Got Stormy	–	April 14, 2021
Series Social Dilemma	–	April 14, 2021
POS-AM #24 and #25
Series Carrothers	–	April 30, 2021
Series Going to Vegas	–	April 30, 2021
Series Ari the Adventurer 19	Kanthari	April 30, 2021
Series Wonder Upon a Star 19	Star Six Nine	April 30, 2021
Series Echo Warrior 19	Hero Status	April 30, 2021
POS-AM #26
Series Silverpocketsfull 19	Iron Works	May 10, 2021
Series Who'sbeeninmybed 19	Micro Share	May 10, 2021
Series Into Summer 19	Malibu Mayhem	May 10, 2021
Series Mrs Whistler	–	May 10, 2021
Series Race Hunter 19	Chasing Time	May 10, 2021

3

Series Co Cola 19	Search Engine	May 10, 2021
Series Vow	–	May 10, 2021
Series You Make Luvin Fun 19	Magical Ways	May 10, 2021
Series Miss Sakamoto	–	May 10, 2021
Series Courtisane 19	Tap the Gavel	May 10, 2021
Series Grand Traverse Bay 19	Cornice Traverse	May 10, 2021
POS-AM #27
Series Our Miss Jones 19	–	June 23, 2021
Series Margarita Friday 19	Straight No Chaser	June 23, 2021
Series Queen Amira 19	Regal Rebel	June 23, 2021
Series Salute to America	–	June 23, 2021
Series Desire Street 19	Always Hopeful	June 23, 2021
POS-AM #30
Series Duke of Love	–	October 14, 2021
Series War Safe	–	October 14, 2021
Series Tufnel	–	October 14, 2021
Series Classic Cut	–	October 14, 2021
Series Essential Rose 20	Rosie’s Alibi	October 14, 2021
Series Who Runs the World	–	October 14, 2021
Series Balletic	–	October 14, 2021
Series Song of Bernadette 20	Cable Boss	October 14, 2021
POS-AM #32
Series Daring Dancer 20		January 20, 2022
Series Grand Traverse Bay 20		January 20, 2022
Series Chad Brown Bundle (5)	(i) Ein Gedi (ii) Night Combat (iii) Three Jewels	January 20, 2022

New Offering Statement (File No. 024-11808)

Series Name	Horse Name (if different)	Qualification Date:
Form 1-A
Series Margarita Friday 19	Straight No Chaser	April 29, 2022
Series War Safe	–	April 29, 2022
Series Tufnel	–	April 29, 2022
Series Who Runs the World	–	April 29, 2022

4

Series Balletic	–	April 29, 2022
Series Song of Bernadette 20	Cable Boss	April 29, 2022
Series You Make Luvin Fun 19	Magical Ways	April 29, 2022
Series Daring Dancer 20	Boppy	April 29, 2022
Series Chad Brown Bundle	Night Combat Three Jewels Ein Gedi (f.k.a. Splashdown 20)	April 29, 2022
POS-AM #1
Series Fenwick Hall 20	Inspector	May 18, 2022
Series Le Relais 20	Show Your Cards	May 18, 2022
Series Spirit 20	Phantom Ride	May 18, 2022
POS-AM #4
Mo Temptation	–	August 3, 2022
Moonbow 20	Cumberland Falls	August 3, 2022
My Fast One 20	One Fast Dream	August 3, 2022
Helicopter Money	–	August 3, 2022
I’m a Looker 20	Pioneer Prince	August 3, 2022
Stay Fabulous	–	August 3, 2022
POS-AM #5
Series Smart Shopping 21	Seize the Grey	September 6, 2022
Series Patsy’s Kim 21	Lady Blitz	September 6, 2022
POS-AM #8
One Last Night 21	–	November 29, 2022
Sarrocchi 21	–	November 29, 2022
Elarose 21	Secret Crush	November 29, 2022
Song of the Lark 21	–	November 29, 2022
Enchante 21		November 29, 2022
POS-AM #9
Royal Duet (6)	San Saria 21 La Cuvee 21	February 23, 2023
Kindle 21	–	February 23, 2023

___________________

(1) Series New York Claiming Package is comprised of two (2) horses, (i) a 2016 Filly named, Augusta Moon, and (ii) a 2015 Colt named, Hizaam. On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. See below for more information.

(2) Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Moonlight d’Oro (formerly Venetian Sonata 18), (ii) a 2018 Filly named, Joyful Addiction (formerly My Sweet Addiction 18), (iii) a 2018 Filly named, Lady Valentine (formerly My Lady Lauren 18), and (iv) a 2018 Filly named, Shared Empire (formerly Sapucai 18).

(3) Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named Quick Conversation, and (ii) a 2018 Colt named Psychedelic Shack.

5

(4) Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19).

(5) Series Chad Brown Bundle is comprised of three (3) horses, (i) a 2020 Filly named Night Combat, (ii) a 2020 Colt named Three Jewels and (iii) a 2020 Filly named Ein Gedi.

(6) Series Royal Duet is comprised of two (2) horses, (i) a 2021 Filly named San Saria 21 and (ii) a 2021 Colt named La Cuvee 21.

Active Series

Of such Series, the following Series Interests have been qualified under Regulation A and are actively selling Series Interests as of the date hereof:

Series Membership Interests Overview Active Offerings (Previously Qualified)
		Number of Shares	Price to Public	Underwriting Discounts and Commissions (1)(2)	Proceeds to Issuer (3)
Royal Duet	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	5,100	$1,030,200.00	$10,302.00	$1,019,898.00

Closed Offerings

Of such Series, the following Series Interests have been qualified under Regulation A and have subsequently either been terminated or closed after selling out of such Series Interests as of the date hereof:

Series Membership Interests Overview
Closed/Terminated Offerings
		Number of Shares	Price to Public	Underwriting Discounts and Commissions (1)(2)	Proceeds to Issuer (3)
Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Chad Brown Bundle	Per Unit	1	$234.00	$2.34	$231.66
	Total Maximum	5,000	$1,170,000.00	$11,700.00	$1,158,300.00

6

Series War Safe	Per Unit	1	$146.00	$1.46	$144.54
	Total Maximum	2,000	$292,000.00	$2,920.00	$289,080.00

Series Who Runs the World	Per Unit	1	$104.00	$1.04	$102.96
	Total Maximum	5,100	$530,400.00	$5,304.00	$525,096.00

Series Balletic	Per Unit	1	$80.00	$0.80	$79.20
	Total Maximum	10,000	$800,000.00	$8,000.00	$792,000.00

Series Song of Bernadette 20	Per Unit	1	$97.00	$0.97	$96.03
	Total Maximum	5,100	$494,700.00	$4,947.00	$489,753.00

Series Margarita Friday 19	Per Unit	1	$166.00	$1.66	$164.34
	Total Maximum	2,000	$332,000.00	$3,320.00	$328,680.00

Series Tufnel	Per Unit	1	$62.00	$0.62	$61.38
	Total Maximum	5,200	$322,400.00	$3,224.00	$319,176.00

Series You Make Luvin Fun 19	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	6,000	$450,000.00	$4,500.00	$445,500.00

Series Vertical Threat (4)	Per Unit	1	$210.00	$0.00	$210.00
	Total Maximum	537	$112,770.00	$0.00	$112,770.00

Series Amandrea (16)	Per Unit	1	$295.00	$0.00	$295.00
	Total Maximum	550	$162,250.00	$0.00	$162,250.00

Series Keertana 18	Per Unit	1	$100.00	$0.00	$100.00
	Total Maximum	5,100	$510,000.00	$0.00	$510,000.00

Series Lazy Daisy	Per Unit	1	$115.00	$0.00	$115.00
	Total Maximum	1,250	$143,750.00	$0.00	$143,750.00

Series The Filly Four (7)	Per Unit	1	$180.00	$0.00	$180.00
	Total Maximum	8,000	$1,440,000.00	$0.00	$1,440,000.00

7

Series Popular Demand (18)	Per Unit	1	$244.00	$0.00	$244.00
	Total Maximum	1,020	$248,880.00	$0.00	$248,880.00

Series Authentic	Per Unit	1	$206.00	$0.00	$206.00
	Total Maximum	12,500	$2,575,000.00	$0.00	$2,575,000.00

Series Storm Shooter	Per Unit	1	$162.00	$0.00	$162.00
	Total Maximum	2,000	$324,000.00	$0.00	$324,000.00

Series Naismith	Per Unit	1	$152.00	$0.00	$152.00
	Total Maximum	2,000	$304,000.00	$0.00	$304,000.00

Series NY Exacta (8)	Per Unit	1	$228.00	$0.00	$228.00
	Total Maximum	2,000	$456,000.00	$0.00	$456,000.00

Series Palace Foal	Per Unit	1	$120.00	$0.00	$120.00
	Total Maximum	510	$61,200.00	$0.00	$61,200.00

Series De Mystique '17	Per Unit	1	$140.00	$0.00	$140.00
	Total Maximum	250	$35,000.00	$0.00	$35,000.00

Series Martita Sangrita 17 (12)	Per Unit	1	$320.00	$0.00	$320.00
	Total Maximum	576	$184,320.00	$0.00	$184,320.00

Series Daddy's Joy	Per Unit	1	$180.00	$0.00	$180.00
	Total Maximum	600	$108,000.00	$0.00	$108,000.00

Series Shake It Up Baby	Per Unit	1	$130.00	$0.00	$130.00
	Total Maximum	250	$32,500.00	$0.00	$32,500.00

Series Tizamagician (13)	Per Unit	1	$320.00	$0.00	$320.00
	Total Maximum	339	$108,480.00	$0.00	$108,480.00

Series Power Up Paynter (24)	Per Unit	1	$190.00	$0.00	$190.00
	Total Maximum	600	$114,000.00	$0.00	$114,000.00

8

Series Wayne O	Per Unit	1	$95.00	$0.00	$95.00
	Total Maximum	6,000	$570,000.00	$0.00	$570,000.00

Series New York Claiming Package	Per Unit	1	$140.00	$0.00	$140.00
	Total Maximum	510	$71,400.00	$0.00	$71,400.00

Series Lane Way (14)	Per Unit	1	$90.00	$0.00	$90.00
	Total Maximum	6,000	$540,000.00	$0.00	$540,000.00

Series Big Mel (5)	Per Unit	1	$121.00	$0.00	$121.00
	Total Maximum	6,000	$726,000.00	$0.00	$726,000.00

Series Two Trail Sioux 17	Per Unit	1	$300.00	$0.00	$300.00
	Total Maximum	450	$135,000.00	$0.00	$135,000.00

Series Sunny 18 (6)	Per Unit	1	$65.00	$0.00	$65.00
	Total Maximum	6,000	$390,000.00	$0.00	$390,000.00

Series Mo Mischief (17)	Per Unit	1	$75.00	$0.00	$75.00
	Total Maximum	5,100	$382,500.00	$0.00	$382,500.00

Series Deep Cover (11)	Per Unit	1	$220.00	$0.00	$220.00
	Total Maximum	800	$176,000.00	$0.00	$176,000.00

Series Thirteen Stripes	Per Unit	1	$229.00	$0.00	$229.00
	Total Maximum	1,000	$229,000.00	$0.00	$229,000.00

Series Man Among Men	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	820	$223,860.00	$2,238.60	$221,621.40

Series Frosted Oats	Per Unit	1	$42.00	$0.42	$41.58
	Total Maximum	4,100	$172,200.00	$1,722.00	$170,478.00

Series Tapitry 19	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	820	$223,860.00	$2,238.60	$221,621.40

9

Series Classofsixtythree 19	Per Unit	1	$193.00	$1.93	$191.07
	Total Maximum	1,000	$193,000.00	$1,930.00	$191,070.00

Series Margaret Reay 19	Per Unit	1	$301.00	$3.01	$297.99
	Total Maximum	820	$246,820.00	$2,468.20	$244,351.80

Series Awe Hush 19	Per Unit	1	$164.00	$1.64	$162.36
	Total Maximum	1800	$295,200.00	$2,952.00	$292,248.00

Series Exonerated 19	Per Unit	1	$169.00	$1.69	$167.31
	Total Maximum	820	$138,580.00	$1,385.80	$137,194.20

Series Speightstown Belle 19	Per Unit	1	$139.00	$1.39	$137.61
	Total Maximum	900	$125,100.00	$1,251.00	$123,849.00

Series Latte Da 19	Per Unit	1	$35.00	$0.35	$34.65
	Total Maximum	4,100	$143,500.00	$1,435.00	$142,065.00

Series Midnight Sweetie 19	Per Unit	1	$148.00	$1.48	$146.52
	Total Maximum	820	$121,360.00	$1,213.60	$120,146.40

Series Ambleside Park 19	Per Unit	1	$205.00	$2.05	$202.95
	Total Maximum	410	$84,050.00	$840.50	$83,209.50

Series Athenian Beauty 19 (25)	Per Unit	1	$47.00	$0.47	$46.53
	Total Maximum	1,800	$84,600.00	$846.00	$83,754.00

Series Apple Down Under 19 (22)	Per Unit	1	$173.00	$1.73	$171.27
	Total Maximum	600	$103,800.00	$1,038.00	$102,762.00

Series Motion Emotion	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	1,020	$85,680.00	$856.80	$84,823.20

Series Action Bundle (10)	Per Unit	1	$31.00	$0.31	$30.69
	Total Maximum	10,000	$310,000.00	$3,100.00	$306,900.00

Series Just Louise 19	Per Unit	1	$229.00	$2.29	$226.71
	Total Maximum	1,020	$233,580.00	$2,335.80	$231,244.20

10

Series Lost Empire 19	Per Unit	1	$35.00	$0.35	$34.65
	Total Maximum	10,200	$357,000.00	$3,570.00	$353,430.00

Series Cayala 19	Per Unit	1	$91.00	$0.91	$90.09
	Total Maximum	4,100	$373,100.00	$3,731.00	$369,369.00

Series Consecrate 19 (23)	Per Unit	1	$157.00	$1.57	$155.43
	Total Maximum	410	$64,370.00	$643.70	$63,726.30

Series Future Stars Stable (9)	Per Unit	1	$50.00	$0.50	$49.50
	Total Maximum	10,000	$500,000.00	$5,000.00	$495,000.00

Series Collusion Illusion (15)	Per Unit	1	$30.00	$0.30	$29.70
	Total Maximum	25,000	$750,000.00	$7,500.00	$742,500.00

Series Monomoy Girl (19)	Per Unit	1	$46.00	$0.46	$45.54
	Total Maximum	10,200	$469,200.00	$4,692.00	$464,508.00

Series Got Stormy (20)	Per Unit	1	$45.00	$0.45	$44.55
	Total Maximum	5,100	$229,500.00	$2,295.00	$227,205.00

Series Social Dilemma	Per Unit	1	$167.00	$1.67	$165.33
	Total Maximum	510	$85,170.00	$851.70	$84,318.30

Series Going to Vegas	Per Unit	1	$86.00	$0.86	$85.14
	Total Maximum	5,100	$438,600.00	$4,386.00	$434,214.00

Series Ari the Adventurer 19	Per Unit	1	$85.00	$0.85	$84.15
	Total Maximum	5,100	$433,500.00	$4,335.00	$429,165.00

Series Wonder Upon a Star 19 (26)	Per Unit	1	$37.00	$0.37	$36.63
	Total Maximum	10,000	$370,000.00	$3,700.00	$366,300

Series Silverpocketsfull 19	Per Unit	1	$89.00	$0.89	$88.11
	Total Maximum	5,100	$453,900.00	$4,539.00	$449,361.00

Series Co Cola 19	Per Unit	1	$106.00	$1.06	$104.94
	Total Maximum	5,100	$540,600.00	$5,406.00	$535,194.00

Series Who’sbeeninmybed 19	Per Unit	1	$74.00	$0.74	$73.26
	Total Maximum	5,100	$377,400.00	$3,774.00	$373,626.00

11

Series Into Summer 19 (21)	Per Unit	1	$386.00	$3.86	$382.14
	Total Maximum	650	$250,900.00	$2,509.00	$248,391.00

Series Race Hunter 19	Per Unit	1	$52.00	$0.52	$51.48
	Total Maximum	10,000	$520,000.00	$5,200.00	$514,800.00

Series Courtisane 19	Per Unit	1	$49.00	$0.49	$48.51
	Total Maximum	10,000	$490,000.00	$4,900.00	$485,100.00

Series Grand Traverse Bay 19	Per Unit	1	$447.00	$4.47	$442.53
	Total Maximum	750	$335,250.00	$3,352.50	$331,897.50

Series Queen Amira 19	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	2,000	$330,000.00	$3,300.00	$326,700.00

Series Salute to America	Per Unit	1	$273.00	$2.73	$270.27
	Total Maximum	1,000	$273,000.00	$2,730.00	$270,270.00

Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Grand Traverse Bay 20	Per Unit	1	$121.00	$1.21	$119.79
	Total Maximum	750	$90,750.00	$907.50	$89,842.50

Series Mrs Whistler	Per Unit	1	$137.00	$1.37	$135.63
	Total Maximum	2,000	$274,000.00	$2,740.00	$271,260.00

Series Vow	Per Unit	1	$179.00	$1.79	$177.21
	Total Maximum	2,000	$358,000.00	$3,580.00	$354,420.00

Series Miss Sakamoto	Per Unit	1	$54.00	$0.54	$53.46
	Total Maximum	6,000	$324,000.00	$3,240.00	$320,760.00

Series Classic Cut	Per Unit	1	$51.00	$0.51	$50.49
	Total Maximum	10,000	$510,000.00	$5,100.00	$504,900.00

12

Series Essential Rose 20	Per Unit	1	$105.00	$1.05	$103.95
	Total Maximum	10,000	$1,050,000.00	$10,500.00	$1,039,500.00

Series Carrothers	Per Unit	1	$101.00	$1.01	99.99
	Total Maximum	5,100	$515,100.00	$5,151.00	$509,949.00

Series Our Miss Jones 19	Per Unit	1	$156.00	$1.56	$154.44
	Total Maximum	1,200	$187,200.00	$1,872.00	$185,328.00

Series Desire Street 19	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	1,020	$205,020.00	$2,050.20	$202,969.80

Series Duke of Love	Per Unit	1	$142.00	$1.42	$140.58
	Total Maximum	2,000	$284,000.00	$2,840.00	$281,160.00

Series Carrothers	Per Unit	1	$101.00	$1.01	$99.99
	Total Maximum	5,100	$515,100.00	$5,151.00	$509,949.00

Series Echo Warrior 19	Per Unit	1	$58.00	$0.58	$57.42
	Total Maximum	6,000	$348,000.00	$3,480.00	$344,520.00

Series Vow	Per Unit	1	$179.00	$1.79	$177.21
	Total Maximum	2,000	$358,000.00	$3,580.00	$354,420.00

Series Miss Sakamoto	Per Unit	1	$54.00	$0.54	$53.46
	Total Maximum	6,000	$324,000.00	$3,240.00	$320,760.00

Series Our Miss Jones 19	Per Unit	1	$156.00	$1.56	$154.44
	Total Maximum	1,200	$187,200.00	$1,872.00	$185,328.00

Series Desire Street 19	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	1,020	$205,020.00	$2,050.20	$202,969.80

Series Duke of Love	Per Unit	1	$142.00	$1.42	$140.58
	Total Maximum	2,000	$284,000.00	$2,840.00	$281,160.00

13

Series Essential Rose 20	Per Unit	1	$105.00	$1.05	$103.95
	Total Maximum	10,000	$1,050,000.00	$10,500.00	$1,039,500.00

Series Grand Traverse Bay 20	Per Unit	1	$121.00	$1.21	$119.79
	Total Maximum	750	$90,750.00	$907.50	$89,842.50

Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Chad Brown Bundle	Per Unit	1	$234.00	$2.34	$231.66
	Total Maximum	5,000	$1,170,000.00	$11,700.00	$1,158,300.00

Series Song of Bernadette 20	Per Unit	1	$97.00	$0.97	$96.03
	Total Maximum	5,100	$494,700.00	$4,947.00	$489,753.00

Fenwick Hall 20	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	1,200	$242,400.00	$2,424.00	$239,976.00

Series War Safe	Per Unit	1	$146.00	$1.46	$144.54
	Total Maximum	2,000	$292,000.00	$2,920.00	$289,080.00

Spirit 20	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	3000	$252,000.00	$2,520.00	$249,480.00

Series Margarita Friday 19	Per Unit	1	$166.00	$1.66	$164.34
	Total Maximum	2000	$332,000.00	$3,320.00	$328,680.00

Series Tufnel	Per Unit	1	$62.00	$0.62	$61.38
	Total Maximum	5,200	$322,400.00	$3,224.00	$319,176.00

Series Who Runs the World	Per Unit	1	$104.00	$1.04	$102.96
	Total Maximum	5100	$530,400.00	$5,304.00	$525,096.00

Series Balletic	Per Unit	1	$80.00	$0.80	$79.20
	Total Maximum	10000	$800,000.00	$8,000.00	$792,000.00

14

Le Relais 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	3,000	$495,000.00	$4,950.00	$490,050.00

Stay Fabulous	Per Unit	1	$124.00	$1.24	$122.76
	Total Maximum	2,500	$310,000.00	$3,100.00	$306,900.00

My Fast One 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	2,000	$330,000.00	$3,300.00	$326,700.00

Moonbow 20	Per Unit	1	$86.00	$0.86	$85.14
	Total Maximum	2,500	$215,000.00	$2,150.00	$212,850.00

Helicopter Money	Per Unit	1	$67.00	$0.67	$66.33
	Total Maximum	3,000	$201,000.00	$2,010.00	$198,990.00

Series You Make Luvin Fun 19	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	6,000	$450,000.00	$4,500.00	$445,500.00

Mo Temptation	Per Unit	1	$87.00	$0.87	$86.13
	Total Maximum	3,500	$304,500.00	$3,045.00	$301,455.00

I'm a Looker 20	Per Unit	1	$145.00	$1.45	$143.55
	Total Maximum	4,000	$580,000.00	$5,800.00	$574,200.00

Smart Shopping 21	Per Unit	1	$127.00	$1.27	$125.73
	Total Maximum	5,000	$635,000.00	$6,350.00	$628,650.00

Sarrocchi 21	Per Unit	1	$128.00	$1.28	$126.72
	Total Maximum	5,000	$640,000.00	$6,400.00	$633,600.00

Elarose 21	Per Unit	1	$64.00	$0.64	$63.36
	Total Maximum	10,000	$640,000.00	$6,400.00	$633,600.00

Song of the Lark 21	Per Unit	1	$137.00	$1.37	$135.63
	Total Maximum	2,550	$349,350.00	$3,493.50	$345,856.50

15

Patsy's Kim 21	Per Unit	1	$133.00	$1.33	$131.67
	Total Maximum	5,000	$665,000.00	$6,650.00	$658,350.00

One Last Night 21	Per Unit	1	$113.00	$1.13	$111.87
	Total Maximum	3,000	$339,000.00	$3,390.00	$335,610.00

Enchante 21	Per Unit	1	$99.00	$0.99	$98.01
	Total Maximum	6,000	$594,000.00	$5,940.00	$588,060.00

Kindle 21	Per Unit	1	$71.00	$0.71	$70.29
	Total Maximum	5,500	$390,500.00	$3,905.00	$386,595.00

(1)	The Company has engaged Dalmore Group, LLC (“Dalmore”), Member FINRA/SIPC, to act as the broker/dealer of record for all offerings and, thus, they will be entitled to a Brokerage Fee as reflected and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” and per the Broker-Dealer Agreement as described in the Offering Statements.

(2)	No underwriter has been engaged in connection with the offering of Series Interests (the “Offering”). The securities being offered in the New Offering Statement will only be offered through Dalmore Group LLC, which acts as the broker/dealer of record and is a registered broker dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to distribute all offerings of membership interests in any series of the Company principally through the MyRacehorse™ Platform as described in greater detail under “Plan of Distribution and Subscription Procedure” as described in the Offering Statement.

(3)	The use of proceeds for each Series described in the Offering Statements assumes a fully subscribed Series, including interests previously issued under prior offerings of the applicable Series Interests, if any.

(4)	The Company has authorized an offering of up to 600 series interests in Vertical Threat. The Company previously sold 63 series interests in Vertical Threat pursuant to an exemption based California intrastate offering permit (the “Prior Vertical Threat Sale”). These series interests were sold for $210 per series interest, the same price as in the Series Vertical Threat Offering. As a result, the Company is only offering a total of 537 Series Vertical Threat Interests in the Series Vertical Threat Offering under Regulation A. On November 6, 2021, Vertical Threat, the 2017 Colt that was the Underlying Asset for the Series Vertical Threat, died. See also the Company’s Form 1-U filed with the SEC on November 10, 2021.

16

(5)

On December 30, 2019, the Company approved a forward split of the Series Membership Interests of Series Big Mel (the “Series Big Mel Interests”), at a ratio of 5-for-1 (the “Split”). As a result of the foregoing, the total number of Series Big Mel Interests held by each member of Series Big Mel only will be converted automatically into the number of Series Big Mel Interests equal to (i) the number of issued and outstanding Series Big Mel Interests held by such member immediately prior to the Split, multiplied by (ii) 5. No fractional Series Big Mel Interests will be issued, and no cash or other consideration will be paid. The Series Big Mel Interests are held in electronic form with the Company’s transfer agent. Members do not have to take any action as the effect of the Split will be automatically reflected in each member’s online account. Immediately after the Split, each member’s percentage ownership interest in Series Big Mel will remain unchanged. The rights and privileges of the Series Big Mel members will be otherwise unaffected by the Split. As a result of the Split, the terms of the Series Big Mel Offering will be proportionally adjusted as follows: (i) the Total Maximum of Series Big Mel Interests offered will be increased to 5,100 and (ii) the price per Series Big Mel Interest will be decreased to $121. The overall value of Series Big Mel, including the aggregate offering amount of $617,100 and the corresponding use of proceeds will remain unchanged. The practical effect of the Split is to allow the Company to issue Series Big Mel Interests in smaller increments than originally contemplated without affecting any existing member’s percentage interests in Series Big Mel or the overall economics of the Series Big Mel Offering. See also the Company’s Form 1-U filed with the SEC on December 30, 2019.

On March 25, 2020, the Company acquired an additional 9% interest in Big Mel, taking its total interest to 60%. As such, the Company has added an additional 900 Series Big Mel Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 total Series Big Mel Interests are authorized in Series Big Mel.

On December 9, 2020, the Company purchased the remaining 40% ownership interest in Big Mel. As a result, Series Big Mel will now hold a 100% interest in Big Mel. In exchange, Series Big Mel now also has responsibility for 100% of the operating expenses associated with Big Mel. See also the Company’s Form 1-U filed with the SEC on December 11, 2020.

On August 5, 2021, Big Mel was retired from racing and will be re-trained as an off track thoroughbred horse. After making the applicable, pro rata distribution payment to members of Series Big Mel, net of any and all expenses, the Manager intends to terminate and wind up Series Big Mel because Series Big Mel would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on August 10, 2021.

(6)

On March 25, 2020, the Company acquired an additional 9% interest in Solar Strike (Series Sunny 18), taking its total interest to 60%. As such, the Company has added an additional 900 Series Sunny 18 Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 Series Sunny 18 Interests are authorized in Series Sunny 18.

On July 27, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co-Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1-U filed with the SEC on July 28, 2020.

On November 23, 2020, the Company purchased the remaining 40% ownership interest in Solar Strike, the 2018 Colt that is the Underlying Asset of Series Sunny 18. As a result, Series Sunny 18 will now hold a 100% interest in Solar Strike. In exchange, Series Sunny 18 now also has responsibility for 100% of the operating expenses associated with Solar Strike. See also the Company’s Form 1-U filed with the SEC on November 30, 2020.

On July 19, 2020, the Series Sunny 18 Offering was sold out and closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 26, 2021.

17

(7)

Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Venetian Sonata 18, (ii) a 2018 Filly named, My Sweet Addiction 18, (iii) a 2018 Filly named, My Lady Lauren 18, and (iv) a 2018 Filly named, Sapucai 18.

As of April 1, 2022, the Manager is closing the account for Series The Filly Four which has held ownership interests in four 2018 fillies – Shared Empire (Pioneer of the Nile out of Sapucai), Lady Valentine (Into Mischief out of My Lady Lauren), Joyful Addiction (Munnings out of My Sweet Addiction) and Moonlight d’Oro (Medaglia d’Oro out of Venetian Sonata). All four fillies retired from racing for Series The Filly Four and have been sold. Moonlight d’Oro is the final sale as of April 1, 2022. The sale of Moonlight d’Oro was completed via a private sale instead of public auction and this necessitated the amendment of the November 25, 2019 Agreement of Purchase of Sale and Co-Ownership (the “Co-Ownership Agreement”). The amendment to the Co-Ownership Agreement is titled “Addendum to Agreement of Purchase, Sale, and Co-Ownership”, is dated as of March 31, 2022. See also the Company’s Form 1-U filed with the SEC on February 24, 2022. After making the prorata distribution payment, if any, to members of Series The Filly Four, net of any and all Expenses, the Manager intends to terminate and wind-up Series The Filly Four because Series The Filly Four would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on April 6, 2022.

(8)	Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named, Quick Conversation, and (ii) a 2018 Colt named, Psychedelic Shack

(9)

Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19.

On December 18, 2020, the Company filed Post-Qualification Amendment No. 20 to its offering statement on Form 1-A with the SEC and disclosed that all of the Series Interests offered for Series Future Stars Stable were sold out as of November 21, 2020. However, certain investors that tried to purchase Series Interests of Series Future Stars Stable were not able to complete their transaction because of failed ACH payment attempts. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Future Stars Stable that were not sold.

On April 26, 2021, Ancient Royalty, one of the underlying assets of Series Future Stars Stable, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1-U filed with the SEC on April 30, 2021. Due to the value of mortality insurance and the large volume of other assets in Series Future Stars Stable, the Series Future Stars Stable Offering will remain active.

On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.

(10)	Series Action Bundle is comprised of three (3) horses: (i) a 2017 Filly named His Glory, (ii) a 2015 Filly named Altea, and (iii) a 2016 Filly named Bohemian Bourbon.

(11)	On April 2, 2021, the Company purchased the remaining 20% ownership interest in Deep Cover, the 2018 Colt that is the Underlying Asset of Series Deep Cover. As a result, Series Deep Cover will now hold a 100% interest in Deep Cover. In exchange, Series Deep Cover now also has responsibility for 100% of the operating expenses associated with Deep Cover as of March 28, 2021. See also the Company’s Form 1-U filed with the SEC on April 6, 2021.

18

(12)	The Company has authorized an offering of up to 600 series interests in Carpe Vinum (f.k.a. Martita Sangrita 17). The Company previously sold 24 series interests in Carpe Vinum pursuant to an exemption based California intrastate offering permit (the “Prior Carpe Vinum Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Martita Sangrita 17 Offering. As a result, the Company is only offering a total of 576 Series Martita Sangrita 17 Interests in the Series Martita Sangrita 17 Offering under Regulation A.

(13)	The Company has authorized an offering of up to 600 series interests in Tizamagician. The Company previously sold 261 series interests in Tizamagician pursuant to an exemption based California intrastate offering permit (the “Prior Tizamagician Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Tizamagician Offering. As a result, the Company is only offering a total of 339 Series Tizamagician Interests in the Series Tizamagician Offering under Regulation A.

(14)	On March 9, 2021, the Company purchased the remaining 40% ownership interest in Lane Way, the 2017 Colt that is the Underlying Asset of Series Lane Way. As a result, Series Lane Way will now hold a 100% interest in Lane Way. In exchange, Series Lane Way now also has responsibility for 100% of the operating expenses associated with Lane Way. See also the Company’s Form 1-U filed with the SEC on March 15, 2021.

(15)	As of December 31, 2020, Series Interests in Series Collusion Illusion were fully subscribed. However, certain investors that tried to purchase Series Interests in Series Collusion Illusion were not able to complete their transaction either because of (a) failed ACH payment attempts, or (b) a cancellation/refund of such transaction. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Collusion Illusion that were not sold.

(16)	On December 30, 2020, the Company purchased the remaining 45% ownership interest in Amandrea, the 2016 Filly that is the Underlying Asset of Series Amandrea, for $11,250. As a result, Series Amandrea will now hold a 100% interest in Amandrea. In exchange, Series Amandrea now also has responsibility for 100% of the operating expenses associated with Amandrea. See also the Company’s Form 1-U filed with the SEC on January 6, 2021.

On July 12, 2021, Amandrea was sold at public auction as a broodmare prospect for $7,000. After making the applicable, pro rata distribution payment to members of Series Amandrea, net of any and all expenses, the Manager intends to terminate and wind up Series Amandrea because Series Amandrea would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 16, 2021.

(17)	On September 24, 2021, Mo Mischief, the Underlying Asset of Series Mo Mischief, was entered into a claiming race. Mo Mischief was claimed and thereby sold for $25,000, the listed claiming price. In addition, Mo Mischief won the claiming race and thus earned net race earnings from the race a portion of which are revenues to Series Mo Mischief. After making the applicable, pro rata distribution payment to members of Series Mo Mischief, net of any and all expenses, the Manager intends to terminate and wind up Series Mo Mischief because Series Mo Mischief would no longer have any assets or liabilities See also the Company’s Form 1-U filed with the SEC on September 30, 2021.

(18)	On October 15, 2021, the Company announced the retirement of Popular Demand, the Underlying Asset of Series Popular Demand, due to repetitive injuries which were deemed too risky to continue pursuing a racing career. Popular Demand had no breeding or residual value and was donated to an off-the-track program for re-homing. After making the pro rata distribution payment to members of Series Popular Demand, net of any and all Expenses, the Manager intends to terminate and wind up Series Popular Demand because Series Popular Demand would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on October 21, 2021.

(19)	On September 22, 2021, Monomoy Girl, the Underlying Asset of Series Monomoy Girl, was retired from racing. Monomoy Girl was acquired pursuant to a racing lease arrangement. The racing lease provided that, in the event the horse was retired, the horse owner was obligated to return a pro rata portion of the lease fee remaining for Series Monomoy Girl. As a result, a pro rata portion of the lease fee was returned to Series Monomoy Girl. After making the distribution payment to members of Series Monomoy Girl, net of any and all Expenses, the Manager intends to terminate and wind up Series Monomoy Girl because Series Monomoy Girl would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on September 22, 2021.

19

(20)	On November 8, 2021, Got Stormy, the Underlying Asset of Series Got Stormy, was retired from racing. Got Stormy was acquired pursuant to a racing lease arrangement and the retirement was anticipated. After making any rorate distribution payment (if any) to members of Series Got Stormy, net of any and all Expenses, the Manager intends to terminate and wind-up Series Got Stormy because Series Got Stormy would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on November 12, 2021.

(21)	On or about January 23, 2022, Malibu Mayhem, a 2019 Colt, the Underlying Asset of Series Into Summer 19 suffered injuries to his left front sesamoids at Santa Anita race track. It was determined on January 24, 2022 to have surgery performed and that the injuries were career ending. After making the rorate distribution payment, if any, to members of Series Series Into Summer 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Series Into Summer 19 because Series Series Into Summer 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on January 27, 2022.

(22)	As of January 25, 2022, the Manager is closing the account for Howboutdemapples, a 2019 filly, the Underlying Asset of Series Apple Down Under 19 following a November 24, 2021 race at Churchill Downs where Howboutdemapples was claimed for $50,000. After making any prorata distribution payment, if any, to members of Series Apple Down Under 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Apple Down Under 19 because Series Apple Down Under 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on January 27, 2022.

(23)	As of February 15, 2022, the Manager is closing the account for Sacred Beauty, a 2019 filly, the Underlying Asset of Series Consecrate 19 following a February 11, 2022 race at Golden Gate where Sacred Beauty was claimed for $16,000. After making the prorata distribution payment, if any, to members of Series Consecrate 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Consecrate 19 because Series Consecrate 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 23, 2022.

(24)	As of February 15, 2022, the Manager has determined to retire and close the account for Power Up Paynter, a 2017 gelding. After making any prorata distribution payment, if any, to members of Series Power Up Paynter, net of any and all Expenses, the Manager intends to terminate and wind-up Series Power Up Paynter because Series Power Up Paynter would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 23, 2022.

(25)	As of February 19, 2022, the Manager is closing the account for Series Athenian Beauty 19 that owns Quantum Theory, a 2019 colt, following a February 19, 2022 race at Gulfstream Park where Quantum Theory was claimed for $35,000. After making the prorata distribution payment, if any, to members of Series Athenian Beauty 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Athenian Beauty 19 because Series Athenian Beauty 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on February 24, 2022.

(26)	As of March 15, 2022, the Manager is closing the account for Series Wonder Upon A Star 19 that owns Star Six Nine, a 2019 colt, due to a decision to retire the colt from racing. Star Six Nine has no breeding or residual value and is being donated to an off-the-track program for re-homing. After making the prorata distribution payment, if any, to members of Series Wonder Upon A Star 19, net of any and all Expenses, the Manager intends to terminate and wind-up Series Wonder Upon A Star 19 because Series Wonder Upon A Star 19 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on March 13, 2022. See also the Company’s Form 1-U filed with the SEC on March 18, 2022 (27) On August 4, 2022, Show Your Cards, the underlying asset of Series Le Relais 20, was humanely euthanized. The Company held mortality insurance on Show Your Cards. After making the applicable, pro rata distribution payment to members of Series Le Relais 20, net of any and all expenses, the Manager intends to terminate and wind up Series Le Relais 20 because Series Le Relais 20 will no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on August 8, 2022.

(28)	The following offerings were terminated/closed:

20

•	On February 6, 2020, the Series Palace Foal Offering was terminated prior to any securities being offered.
•	On September 6, 2019, the Series De Mystique ‘17 Offering was sold out and closed.
•	On October 18, 2019, the Series Martita Sangrita 17 Offering was sold out and closed.
•	On September 23, 2019, the Series Daddy’s Joy Offering was sold out and closed.
•	On January 22, 2020, Shake it Up Baby died. The Company held mortality insurance on Shake it Up Baby. See the Company’s Form 1-U filed with the SEC on February 6, 2020.
•	On September 9, 2019, the Series Tizamagician Offering was sold out and closed.
•	On October 11, 2019, the Series Power Up Paynter Offering was sold out and closed.
•	On October 26, 2019, the Series Wayne O Offering was sold out and closed.
•	On or around November 30, 2020, Wayne O, the 2017 Colt that is the Underlying Asset of Series Wayne O, was gelded. See also the Company’s Form 1-U filed with the SEC on November 30, 2020.
•	On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. The sale contains no other material terms and conditions. As a result of Augusta Moon being sold, the Company plans to issue a dividend of $65.93 per each Series New York Claiming Package Membership Interest which dividend represents such member’s pro rata share of the sale proceeds from the claim, the unused training reserve, unused insurance and the unrealized manager fee. See also the Company’s Form 1-U filed with the SEC on December 30, 2019. As a result of the claiming of Augusta Moon, the Series New York Claiming Package Offering was closed.
•	On May 25, 2020, the Series Lane Way Offering was sold out and closed.
•	On June 1, 2020, the Series Big Mel Offering was sold out and closed.
•	On July 9, 2020, Annahilate, the 2017 Colt that is the Underlying Asset for Series Two Trail Sioux 17, suffered a fracture to his lateral sesamoid in his front left limb after a workout. Although this injury is not life threatening, the nature of this injury is career ending. Because Annahilate will no longer be able to generate revenue since he will need to be retired from racing, the Series Two Trail Sioux 17 was closed. As a result, the Manager will terminate and wind up Series Two Trail Sioux 17 because Series Two Trail Sioux 17 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 15, 2020.
•

On July 28, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race and generate revenues but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co-Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1-U filed with the SEC on July 28, 2020. As a result, the Series Sunny 18 offering was closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual due to Solar Strike’s training history and having been gelded. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1-U filed with the SEC on July 26, 2021.

•	On September 18, 2020, the Series Vertical Threat Offering was sold out and closed.
•	On September 18, 2020, the Series Amandrea Offering was sold out and closed.
•	On September 18, 2020, the Series Keertana 18 Offering was sold out and closed.
•	On September 18, 2020, the Series Lazy Daisy Offering was sold out and closed.
•	On September 18, 2020, the Series The Filly Four Offering was sold out and closed.
•	On September 18, 2020, the Series Mo Mischief Offering was sold out and closed.
•	On September 18, 2020, the Series Deep Cover Offering was sold out and closed.
•	On September 18, 2020, the Series Popular Demand Offering was sold out and closed.

21

•	On September 18, 2020, the Series Authentic Offering was sold out and closed.
•	On September 18, 2020, the Series Storm Shooter Offering was sold out and closed.
•	On September 18, 2020, the Series Naismith Offering was sold out and closed.
•	On September 18, 2020, the Series NY Exacta Offering was sold out and closed.
•	On September 18, 2020, the Series Thirteen Stripes Offering was sold out and closed.
•	On November 9, 2020, Authentic, the 2017 Colt that is the Underlying Asset for Series Authentic, was retired from racing and began his stud career. See also the Company’s Form 1-U filed with the SEC on November 12, 2020.
•	On November 16, 2020, the Series Man Among Men Offering was sold out and closed.
•	On November 17, 2020, the Series Frosted Oats Offering was sold out and closed.
•	On November 16, 2020, the Series Tapitry 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Classofsixtythree 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Margaret Reay 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Awe Hush 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Exonerated 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Speightstown Belle 19 Offering was sold out and closed.
•	On April 26, 2021, Ancient Royalty, the underlying asset of Series Speightstown Belle 19, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1-U filed with the SEC on April 30, 2021.
•	On November 17, 2020, the Series Latte Da 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Midnight Sweetie 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Ambleside Park 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Athenian Beauty 19 Offering was sold out and closed.
•	On January 16, 2021, the Series Apple Down Under 19 Offering was sold out and closed.
•	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
•	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
•	On April 14, 2021, the Series Just Louise 19 Offering was sold out and closed.
•	On May 6, 2021, the Series Lost Empire 19 Offering was sold out and closed.
•	On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.
•	On January 4, 2021, the Series Collusion Illusion Offering was sold out and closed.
•	On June 2, 2021, the Series Monomoy Girl Offering was sold out and closed.
•	On June 24, 2021, the Series Got Stormy Offering was sold out and closed.
•	On June 24, 2021, the Series Social Dilemma Offering was sold out and closed.
•	On July 18, 2021, the Series Going to Vegas Offering was sold out and closed.
•	On May 21, 2021, the Series Ari the Adventurer 19 Offering was sold out and closed.
•	On June 25, 2021, the Series Wonder Upon a Star 19 Offering was sold out and closed.
•	On August 6, 2021, the Series Silverpocketsfull 19 Offering was sold out and closed.
•	On November 18, 2020, the Series Cayala 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Consecrate 19 Offering was sold out and closed.

22

•	On August 11, 2021, the Series Co Cola 19 Offering was sold out and closed.
•	On August 20, 2021, the Series Who’sbeeninmybed 19 Offering was sold out and closed.
•	On September 22, 2021, the Series Into Summer 19 Offering was sold out and closed.
•	On September 24, 2021, the Series Race Hunter19 Offering was sold out and closed.
•	On October 29, 2021, the Series Courtisane 19 Offering was sold out and closed.
•	On October 3, 2021, the Series Grand Traverse Bay 19 Offering was sold out and closed.
•	On August 25, 2021, the Series Queen Amira 19 Offering was sold out and closed.
•	On August 30, 2021, the Series Salute to America Offering was sold out and closed.
•	On February 22, 2022, the Series Classic Cut was sold out and closed.
•	On April 20, 2022, the Series Essential Rose was sold out and closed.
•	On April 20, 2022, the Series Carrothers was sold out and closed.
•	On April 20, 2022, the Series Our Miss Jones 19 was sold out and closed.
•	On April 20, 2022, the Series Desire Street 19 was sold out and closed.
•	On April 20, 2022, the Series Duke of Love was closed.
•	On April 20, 2022, the Series Echo Warrior 19 sold out and closed.
•	On April 20, 2022, the Series Vow was sold out and closed.
•	On April 20, 2022, the Series Miss Sakamoto was sold out and closed.
•	On April 20, 2022, the Series Grand Traverse Bay 20 was sold out and closed.
•	On May 6, 2022, the Series Daring Dancer 20 was sold out and closed.
•	On May 6, 2022, the Series Chad Brown Bundle was sold out and closed.
•	On May 6, 2022, the Series Song of Bernadette 20 was sold out and closed.
•	On May 11, 2022, the Series War Safe was sold out and closed.
•	On May 31, 2022, the Series Fenwick Hall 20 was sold out and closed.
•	On June 9, 2022, the Series Spirit 20 was sold out and closed.
•	On August 3, 2022, the Series Le Relais 20 was sold out and closed.
•	On August 10, 2022, the Series Margarita Friday 19 was sold out and closed.
•	On August 10, 2022, the Series Balletic was sold out and closed.
•	On August 10, 2022, the Series Tufnel was sold out and closed.
•	On August 10, 2022, the Series Who Runs the World was sold out and closed.
•	On August 23, 2022, the Series My Fast One 20 was sold out and closed.
•	On August 23, 2022, the Series Helicopter Money was sold out and closed.
•	On August 24, 2022, the Series Stay Fabulous was sold out and closed.
•	On August 25, 2022, the Series Moonbow 20 was sold out and closed.
•	On October 20, 2022, the Series You Make Lovin Fun was sold out and closed.
•	On October 20, 2022, the Series Mo Temptation was sold out and closed.
•	On October 20, 2022, the Series I’m a Looker 20 was sold out and closed.
•	On November 1, 2022, the Series Smart Shopping 21 was sold out and closed.

23

•	On January 11, 2023 the Series Sarrocchi 21 was sold out and closed.
•	On January 13, 2023 the Series Song of the Lark 21 was sold out and closed.
•	On January 19, 2023 the Series Elarose 21 was sold out and closed.
•	On January 28, 2023 the Series Patsy’s Kim 21 was sold out and closed.
•	On February 23, 2023 the Series One Last Night 21 was sold out and closed.
•	On March 18, 2023 the Series Kindle 21 was sold out and closed.

Description of the Business – Business of the Company (Overview)

MyRacehorse democratizes the ownership of racehorses and allows fans to experience the thrill, perks and benefits of ownership at a fraction of the historical cost. This includes everything from the behind-the-scenes engagements with the horse, the jockey and trainers as well as exclusive on-track experiences and their pro-rata share of any financial gains that the ownership may create.

The Company, in collaboration with the manager, Experiential, has quickly emerged as one of the most successful stables in horse racing over the past several years. The Company has recorded 129 wins (out of 704 races run since operations began in 2016 and won two of the most prestigious races in the sports, the Kentucky Derby and Breeders Cup Classic (2020 – Authentic). MyRacehorse was named the 2020 “New Owner of the Year” by the New York Thoroughbred Breeders.” The award “recognizes a new Thoroughbred owner who has been successful in the sport and has had a positive impact on the industry.” This is in large part due to the depth and breadth of the racing and bloodstock team employed by Experiential. They have over 100 years combined experiences buying, selling and managing thoroughbred racehorses. The team members are extremely active in working with all stakeholders that have influences on the outcomes of the racehorse. They have unencumbered access to the trainers, jockeys, racing secretaries, and veterinarians, all key stakeholders in the career of a racehorse. The manager has also built out a robust team of content developers that keeps the Investors abreast of the critical aspects of their racehorse. These updates are delivered in the form of video, text, live streams and photos through the MyRacehorse™ Platform.

The Company was formed in the state of Nevada as a series limited liability company on December 27, 2016. There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

Racehorse Ownership Interests

The Company, through individual Series, intends to purchase interests in thoroughbred horses. The Series’ percentage ownership in a specific horse is determined on a series-by-series basis. In all Series, the Company and its Manager will maintain sufficient control and input into the initial due diligence and subsequent day-to-day operating decisions, including training, maintenance and upkeep of an Underlying Asset in order to add value to the Series. If a Series owns a minority interest in an Asset, the Company will require that such Series have a wide range of voting rights within the co-ownership syndicate (including major decision rights) and the ability to control disbursements of expenses as payments to third party trainers, service providers and maintenance crews in order to properly exercise control and add value to the Series. In either a minority or majority interest the Manager has access to the key stakeholders in the day to day training of the racehorse allowing the Manager to make efficacious input regarding key decisions that include, but are not limited to, keeping a horse in tact vs gelding, running in claiming or restricted races, changing a trainer, changing a racing circuit, increasing/decreasing/maintaining the insurance policy coverage (if any) and selling/increasing ownership interests through either a partner buyout or exercising a right of first refusal.

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As an owner of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its ownership percentage, as well as other revenue-generating events including, but not limited to claiming races (which may result in a sale of a racehorse held by a series), sales of the racehorse, marketing or sponsorship activities and the sale of future breeding rights. A possible exemption to these entitled revenue streams would be in a Racing Lease and those exemptions would be clearly outlined on the MyRacehorse Platform offering page and the Description of such Series in this Offering Circular. Similarly, the individual Series will be responsible for the expenses of the racehorse at a rate equal to its ownership percentage. These expenses will often be payable directly by the Series pursuant to the rights of its partnership, syndicate or operating agreement (“Co-Ownership Agreements”) with other co-owners of an Underlying Asset. Copies of such Co-Ownership Agreements for each respective Series are attached as exhibits hereto and descriptions of such terms are included with each Series’ respective description herein.

The Co-Ownership Agreements clearly delineate the decision making and dispute resolution processes regarding the management of the horse. The management of the horse includes but is not limited to decisions on the boarding, training, racing schedule, veterinary care and insurance on a horse. The Company, through the individual Series, only enters into Co-Ownership Agreements that empower the Manager to have major decision rights and access to all key stakeholders and key information regarding the horse. The access to information and stakeholders is required to make optimal decisions surrounding the Underlying Asset in the Series. For the sake of efficiency, the co-ownership group may decide to elect one co-owner or a third party to be the point of contact, or administrator, but in most cases each party is bestowed direct access to all the stakeholders and information. In cases where the Manager is not elected the administrator or manager of the Co-Ownership, the Manager’s personnel will maintain control over key operating decisions of the Underlying Asset of such Series. The Manager intends for the Series to maintain a sufficient level of control over the Underlying Asset by (1) majority (50%+) ownership (which includes the ability to remove the administrator), (2) heavy negotiation of the Underlying Asset’s Co-Ownership Agreement to include input on key operating decisions, discretion in payment of certain expenses and voting rights over important decisions regarding the management of the Underlying Asset, or (3) a combination of these controls.

When a Series becomes an owner of the horse, the Series’ Members may be able to enjoy some of the benefits and privileges of owning a horse. This includes the ability to visit the horse at the trainer’s barns, visit the paddock before any race the horse is in, interact with the jockey before the race, and have your photo taken in the winner's circle if the horse wins a race. Some of these Membership Experience Programs are included with Series membership, while others may require additional payments by Investors and would be attributable as revenue to the Company. Since the Member is not a direct owner but an indirect owner of the horse they must be accompanied by someone that is licensed by the state's racing authority. There is no guarantee that a licensed person will be available to accompany a member upon request. The benefits and privileges associated with a Member Interest are conditional upon compliance with the Manager’s and the Series’ Code of Conduct as outlined in the Terms of Service on the MyRacehorse™ Platform.

Racing Leases

As an alternative to the Co-Ownership structures discussed above, which include the purchase, sale and breeding rights associated with the full ownership of a horse, for certain Series, the Company, through individual Series, may enter into lease agreements or “racing leases” which will entitle the Series to the exclusive right to “all of the racing qualities of an ownership interest in the horse” including the operation of such horse during a set racing term (typically 1 year) in exchange for an upfront lease fee. The Series’ percentage lease interest in a specific horse is determined on a series-by-series basis. This means that the Series will enter into an agreement with other owners of the Underlying Asset (“Owners”) which will govern the rights of the Series during the lease term and the operation of the Underlying Asset (the “Lease Agreement”). As with Co-Ownership structures, the Company, directly or indirectly, is engaged daily on key operating decisions and has approval rights over a broad range of day-to-day operational matters that directly impact the value of the Lease Agreements for such Underlying Asset of a Series.

As the lessee of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its lessee percentage, as well as other revenue-generating events as well as marketing and advertising related revenues. Similar to the Co-Ownership arrangements, the individual Series in the Lease Agreement will be responsible for the expenses of the racehorse at a rate equal to its lessee percentage. These expenses will often be payable directly by the Series. At the end of such lease term, however, the ownership rights in the horse revert back to the Owner along with the obligation to cover any future expenses associated with such horse.

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In the event that the Owner intends to retire the horse and elects to terminate the Lease Agreement due to health, breeding or economic interest concerns, the pro rata portion of the lease fee remaining on the Series will be re-paid to the Series.

The Company’s intent with racing leases is to capture the value of the racing career of said horse without the complexities, time and expense associated with the purchase, sale or breeding of a horse outside of its useful racing life.

Size of Thoroughbred Business

The US Gross Domestic Product for thoroughbred racing, breeding, and related activities contributes approximately $50 billion in direct economic impact to the U.S. economy. There are an estimated 40,000 thoroughbred races each year attracting 60 million spectators and bets of more than $13 billion at the tracks and at off-site locations.1

Currently, $115,000,000 billion is bet annually on horse races with the US representing about 8.5% of the total gaming market.2 The Kentucky Derby continues setting records; in 2021 the total handle was the highest in history, with just over $233 million handled, up 11.5% from the previous record.3 In 2015, Churchill Down set an attendance record with just over 170,000 people in attendance.4

$115 billion is bet annually on horse races worldwide and there are $800 million dollars a year in racehorse sales. Approximately, 8 million fans attend races each year watching over 42,500 active racehorses.5 The average sales price for a racehorse is about $65,000.6

____________________

1 American Horse Council Foundation. 2017 National Economic Impact Study. Retrieved at http://www.horsecouncil.org/economics.

2 International Federation of Horseracing Authorities. 2015 Annual Report. Retrieved at https://www.ifhaonline.org/resources/Annual_Report_2019.pdf.

3 https://www.courier-journal.com/story/sports/2021/05/03/kentucky-derby-2021-betting-up-85-percent-from-2020/4920468001/

4 https://www.kentuckyderby.com/horses/news/second-highest-attendance-in-track-history-as-167,227-fans-watch-undefeated-nyquist-win-the-142nd-kentucky-derby

5 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=12.

6 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=13.

Plan of Operations

The Company, the Manager and/or its affiliates will either (1) acquire horses that are listed on the MyRacehorse™ Platform pursuant to a promissory note between the Series and lender or (2) have the Series acquire the horses upon close of the respective offering. In many instances, the lender will have a right, prior to completion of the Offering, to participate in pre-closing dividends from revenue generated by its interest in the Underlying Asset and the right to convert into the unsold portion of the offering prior to being fully funded. Copies of the respective “Profit Participation Convertible Promissory Note” for each such Series are attached as exhibits hereto.

An investment in a Series does not constitute ownership of a racehorse and does not necessarily make a Series member eligible for State based Horse Racing Owner License.

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The Series will contract with Manager to provide “ownership privileges” and “ownership experiences” for Investors. Some ownership privileges are included as a member, including access to content that will vary based on majority ownership group, trainer, track, frequency of races, racing conditions, the health of the horse and other factors. Other “ownership privileges” provided by Manager will be available for purchase and can include on track events and race day privileges including paddock, backside and winners circle access.

For each horse acquired by each individual Series, the timeline for racing and expected cash flows may vary greatly. Different acquisitions will have different timelines depending on a variety of factors. More often than not, the Series will exist for 2-6 years (the racing life cycle) and then the Underlying Asset will be sold or retired.

Deciding on a Horse

When deciding on what horse to purchase, a number of considerations must be evaluated by a seasoned team of experts. The Manager employs some of the most experienced experts in bloodstock and racing and also contracts with independent consultants to maximize its ability to make optimal decisions when purchasing a racehorse:

•	Pedigree: The recorded ancestry of the horse.

•	Pedigree Statistics: Win percentages and nicking statistics.

•	Race history (if applicable): Historic results of past races the horse has competed in

•	Race Replays (if applicable): Video of the historic races.

•	Potential trainer: Statistics and trends of the potential trainer

•	Valuation: The monetary worth set by the majority owner

•	Horse Owner/Breeder/Consignor: Historical statistics and reputation Conformation, Physical Attributes: Athletic prowess as indicated by key attributes of his/her physique

•	Purchase History: Publicly recorded title transfers of the horse

•	Workout reports and videos: Via professional clockers and internal evaluation of video footage

•	Bloodstock Agent Assessment (if applicable): Record and Reputation

•	3rd party appraisals (If applicable): Independent bloodstock appraisal

•	Veterinarian Assessments (if applicable): Independent assessment of health of horse

•	Biometrics (if applicable): Assessment of biometric data against desired attributes

This initial diligence information is used to determine if the horse is one that will be added to the MyRacehorse™ Platform and then the same information is made available to the prospective Investors to assist in their individual investment decisions.

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Types of Races

Maiden - A race for Non-winners

Maiden Special Weight - For horses that have never won a race, but cannot be claimed

Claiming - Race in which horses entered are subject to purchase, or "claim", for the specified claiming price (typically the horses have won at least one claiming or maiden race)

Allowance - a race other than claiming for which the racing secretary drafts certain conditions to determine weights

Stakes - The highest level of racing

Class Structure

Stakes

Grade 1 Stakes

Grade 2 Stakes

Grade 3 Stakes

Non-Graded Stakes

Classified Allowance

N4X - Non-winners of less than 4 races excluding claiming or Maiden (also referred to as "nonwinners of four races other than Maiden or claiming" or "4th level allowance")

N3X - Non-winners of less than 3 races excluding claiming or Maiden (also referred to as nonwinners of three races other than Maiden or claiming" or "3rd level allowance")

N2X - Non-winners of less than 2 races excluding claiming or Maiden (also referred to as nonwinners of two races other than Maiden or claiming" or "2nd level allowance")

N1X - Non-winners of less than 1 races excluding claiming or Maiden (also referred to as nonwinners of one race other than Maiden or claiming" or "1st level allowance")

Claiming

$100,000	- horses are entered but are subject to sale for the claiming price of $100,000

$80,000	- horses are entered but are subject to sale for the claiming price of $80,000

$62,500	- horses are entered but are subject to sale for the claiming price of $62,500

$50,000	- horses are entered but are subject to sale for the claiming price of $50,000

$40,000	- horses are entered but are subject to sale for the claiming price of $40,000

$32,000	- horses are entered but are subject to sale for the claiming price of $32,000

$25,000	- horses are entered but are subject to sale for the claiming price of $25,000

$20,000	- horses are entered but are subject to sale for the claiming price of $20,000

$16,000	- horses are entered but are subject to sale for the claiming price of $16,000

$12,500	- horses are entered but are subject to sale for the claiming price of $12,500

$8,000	- horses are entered but are subject to sale for the claiming price of $8,000

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Maiden

Maiden Special Weight

$50,000 Maiden Claiming

$32,000 Maiden Claiming

$25,000 Maiden Claiming

Competition

The Company under the advisement and stewardship of its Manager is becoming one of the more prominent and successful racing stables in the United States. The Company is very dependent on the expertise of its Manager. Competition in the horse racing business is strong and a constant challenge as further outlined in the “Risk Factors” section.

Government Regulation

Horse racing is regulated by the individual states and has very few centralized governing entities.

The supervision and regulation of horse racing and pari-mutuel wagering are principally governed by state law, which varies from state to state. A horse racing board or commission is the state governmental authority that oversees horse racing, pari-mutuel wagering, and related activities for the purpose of, among other things, ensuring the integrity of racing within the state. In general, state racing commissions have authority to supervise and regulate the following activities associated with horse racing:

●	The conduct of all horse racing activities at licensed racetracks within the state, including scheduling meets, setting standards for tracks and grounds, and inspecting racing facilities;

●	The conduct of pari-mutuel wagering and the amount of purses, stakes, or awards to be offered;

●	Licensing requirements and procedures and for participation by owners, jockeys, trainers, and others;

●	Oversight of the health and sound racing condition of racehorses;

●	Restricting or prohibiting the use and administration of drugs or stimulants or other improper acts to horses before participating in a race;

●	Maintaining and operating facilities for drug testing;

●	Establishing safety standards for jockeys and racing equipment;

●	Setting minimum fees for jockeys to be effective in the absence of a contract between an employing owner or trainer and a jockey;

●	Requiring racetrack operators to file financial information and a list of their stockholders or other persons holding a beneficial interest in the organization; and

●	Enforcing statutes and regulations governing horse racing, including adjudicatory power to conduct hearings, issue subpoenas and impose penalties for violations, such as suspension or revocation of licenses, fines, and forfeiture of purses.

The National Racing Compact was created as an independent, interstate governmental entity (the Association of Racing Commissioners International), composed of pari-mutuel racing regulators from participating states, to set standards for individual licenses, accept applications and fingerprints, analyze criminal history information, and issue a national license. The national license is recognized by the 15 compact member states and nine other states that have elected to recognize the national license or the application for the license to a lesser degree.

The Association of Racing Commissioners International was formed in 1947 to “encourage forceful and honest nationwide control of racing for the protection of the public.” The goals of the organization are to facilitate reciprocity in enforcing each other’s official rulings (penalties) and uniform rules and practices. From the beginning, the Association has functioned as a repository and redistribution center for all official rulings by stewards and racing commissioners.

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The Horseracing Integrity and Safety Act (HISA) was passed at the end of 2020 to create uniform national standards for Thoroughbred racing in the areas of racetrack safety and medication. The effort was prompted by growing public concern about safety of racehorses and riders resulting from an unusual spate of breakdowns at Santa Anita between July 1, 2018, and November 30, 2019, when fifty-six horses died or were euthanized because of injuries suffered at the track. Although the issue was of concern at all racetracks across the nation with similar safety records, the Santa Anita cluster of injuries and deaths galvanized the opponents to racing and the press to elevate the issue significantly. Contributing to the impetus for the legislation were several high-profile trainers involved with medication issues in stakes races of national interest (including the Kentucky Oaks, the Arkansas Derby and the Kentucky Derby) and the indictment of several east coast trainers alleged to have used and trafficked in illegal performance enhancing substances resulting from an FBI undercover operation. These events cast a shadow over racing’s reputation and were the subject of increased media scrutiny forcing industry leaders to act.26

HISA created the Horseracing Integrity and Safety Authority (the “Authority”), a “private, independent, self-regulatory, nonprofit corporation” purposed to develop and implement “a horseracing anti-doping and medication control program and a racetrack safety program.…”27 Two standing committees of the Authority will prescribe rules for each of the two target areas of concern.28 The Racetrack Safety Committee will establish a horseracing safety program, while The Anti-Doping and Medication Committee will help the Authority establish a medication control policy.29 The Authority only covers Thoroughbred horses, leaving the coverage of other breeds to individual racing commissions or breed governing organizations.30

The Authority is charged to seek an agreement with the United States Anti-Doping Agency (USADA) under which USADA will serve “as the anti-doping and medication control enforcement agency,” but will have no hand in prescribing drug rules.31 The Authority could not come to an agreement with USADA, but consistent with its mandate to identify and contract with an entity of comparable reputation to perform drug testing services, Drug Free Sport International was retained as the HISA drug enforcement arm. The Federal Trade Commission (FTC) will serve as an oversight body to the Authority and the FTC must approve all substantive and procedural rules of the Authority.32 The FTC also decides appeals from final decisions of the Authority.33

Two significant legal challenges 34 35 to HISA have been dismissed by the courts for various reasons, but there has been significant resistance to HISA’s implementation by several racing states, most notably Texas, which has refused to allow HISA to regulate racing within its borders, citing legal constraints by its own state racing law.36 HISA has delayed the implementation of its anti-doping enforcement regulations until at least January 1, 2023, and has deferred some safety provisions (notably the implementation of the riding crop37  and horse shoe specifications38) due to unforeseen supply issues and other logistical challenges. There may be further delays in the implementation of HISA, and it is likely there will be another round of litigation once the July 1, 2022 Safety Rules, or the January 1, 2023 anti-doping regulations are implemented. The inability for regulatory issues related to HISA could result in interruptions to the racing calendar and could result in lost racing opportunities for Commonwealth’s horses.

26 https://www.hisaus.org/about; https://www.albanylaw.edu/government-law-center/news/understanding-the-horseracing-integrity-and-safety-act-and-new-era.

27 HISA § 1203(a).

28 Bennett Liebman, Introducing the Horseracing Integrity and Safety Act and a New Era of Racing Regulation, 32 NYSBA Entertainment, Arts and Sprots Law Journal 64 (2021), https://papers.ssrn.com/sol3/papers.cfm?abstract_id=3780750.

29 Id..; HISA § 1207(B).

30 HISA § 1205(l).

31 HISA § 1205(e)(1)(A).

32 HISA § 1204, 1205(c)(2); https://www.hisaus.org/regulations.

33 HISA § 1209.

34 https://www.americanfarriers.com/articles/12520-equine-group-files-a-federal-lawsuit-to-halt-the-horseracing-integrity-and-safety-act.

35 https://www.americanfarriers.com/articles/12640-horseracing-safety-and-integrity-act-faces-another-federal-lawsuit.

36 https://www.bloodhorse.com/horse-racing/articles/259076/hisa-texas-clashing-over-regulatory-lines; https://www.bloodhorse.com/horse-racing/articles/259593/texas-racing-commission-issues-memo-defiant-to-hisa.

37 https://www.bloodhorse.com/horse-racing/articles/259775/ky-horsemen-air-hisa-concerns-at-churchill-meeting.

38 https://www.americanfarriers.com/articles/13376-hisa-delaying-implementation-of-thoroughbred-racetrack-shoeing-rules.

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Sales Practices

Three of the four states where a significant percentage of public auctions of Thoroughbreds are conducted, California, Florida, and Kentucky, have enacted statutes governing the documentation of transactions involving horses. (The fourth, New York, has not followed suit.) In general, these statutes require that the purchase or sale of equine assets be accompanied by a written bill of sale signed by both the buyer and the seller or their authorized agent. For purchases and sales made through public auctions, the bill of sale requirement may be satisfied by the issuance of an auction receipt or acknowledgement of purchase generated by the auction house and signed by the buyer or the buyer’s authorized agent.

In response to allegations of unfair and deceptive trade practices, states have begun to enact legislation intended to foster greater transparency in transactions involving equine assets. Florida and Kentucky have enacted laws governing the conduct of agents acting on behalf of buyers and sellers of equine assets. For example, an agent is not permitted to represent both the buyer and seller in the same transaction, unless the agent first discloses the dual representation and obtains the written consent of both the buyer and seller. Similarly, an agent is not permitted to purchase on behalf of a buyer, or recommend that the buyer purchase, any equine asset in which the agent has a direct or indirect interest without the buyer’s prior knowledge and written consent. An agent is also not permitted to receive payments in excess of $500 in connection with the purchase or sale of an equine asset from anyone other than his or her principal, unless the agent and the person making the payment first discloses the payment in writing to both the purchaser and seller, and the agent’s principal consents in writing to the payment. In addition, an agent acting on behalf of a buyer or seller in a transaction involving an equine asset is required, upon the request of his or her principal, to provide the principal with all financial records relating to the transaction.

These laws generally afford a person injured by a violation the right to recover from the violator the difference between the price paid for the equine assets and the actual value of the equine assets at the time of sale, the amount of any undisclosed or unapproved payments made by a third party, and legal fees and expenses.

Operating Expenses

“Operating Expenses” are costs and expenses attributable to the activities of the Series (collectively, “Operating Expenses”), which may be as much as or greater than the actual cost of the interest in the Underlying Asset, including:

•	costs incurred in managing the Underlying Asset related to a Series, including, but not limited to boarding, maintenance, training and transportation costs (the “Upkeep Fees”);

•	costs incurred prior to the offering of the Underlying Asset, including, but not limited to costs associated with the initial acquisition of the Underlying Asset, vet checks, Bloodstock Fees, etc. related to the pre-offering operation of the Underlying Asset (“Prepaid Expenses”), and, to the extent that Prepaid Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses and/or Distributable Cash which occur after the acquisition of the Underlying Asset;

•	costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to any third-party registrar or transfer agent or governmental body and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

•	any indemnification payments; and

•	any and all insurance premiums or related expenses in connection with the Underlying Asset, including mortality, loss of use, liability and/or medical insurance of an Underlying Asset to insure against the death, injury or third-party liability of racehorse ownership (as described in “Description of the Business – Business of the Company”). The decision to purchase insurance on a horse is made on a horse-by-horse basis. There is no guarantee that a horse you invest in will be insured.

31

We anticipate that for a majority of the Offerings, we will allocate a sizable portion of such Offering to a cash reserve to be spent on Upkeep Fees of the applicable Underlying Asset. However, if the Operating Expenses exceed the amount of revenues generated from the applicable Underlying Asset, the Manager may (a) advance or loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”), and/or (b) cause additional Interests to be issued in order to cover such additional amount. In such cases, until a Series generates revenues from its interest in the applicable Underlying Asset, we expect a Series to, initially, deplete only the Upkeep Fees. We may incur Operating Expenses Reimbursement Obligations or the Manager pays such Operating Expenses incurred and will not seek reimbursement if Operating Expenses exceed revenues and Upkeep Fees.

From time to time, certain Offerings will not have an allocated upfront cash reserve for Upkeep Fees as part of such Offering proceeds. Instead, the Manager or an affiliate will, in connection with such Offering, incur liabilities related to Upkeep Fees on behalf of the Series and be entitled to reimbursement of such amount only upon a sale of the Underlying Asset or a dissolution or termination of such Series and not from Distributable Cash (as defined below) from ongoing revenues generated by such Series. Notwithstanding the foregoing, in these types of Offerings, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover three years of such projected Operating Expenses (excluding Upkeep Fees).

In addition, the Manager, in these types of Offerings, retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

Regardless of the type of Offering, an Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

Indemnification of the Manager

To the fullest extent permitted by applicable law, subject to approval of each Series Manager, all officers, directors, shareholders, partners, members, employees, representatives or agents of the Manager or a Series Manager, or their respective affiliates, employees or agents (each, a “Covered Person”) shall be entitled to indemnification from such Series (and the Company generally) for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Series Manager, or such Series and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement and any Series Agreement, except that no Covered Person shall be entitled to be indemnified for any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under the Operating Agreement shall be provided out of and to the extent of the assets of the such Series only, and no other Covered Person or any other Series or the Company shall have any liability on account thereof.

To the fullest extent permitted by applicable law, subject to approval of a Series Manager, all expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by such Series prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by such Series of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the Operating Agreement.

32

Description of the Management Agreement

Each Series will appoint the Manager to serve as Manager (the “Manager”) to manage its interest in the Underlying Asset pursuant to a management agreement (the “Management Agreement”).

The services provided by the Manager will include:

•	Rendering management and administration services and support and other management support needed for Company’s and each Series’ operations;

•	A license to the MyRacehorse™ Platform for the facilitation of the offerings of the Series Interests;

•	Determining which Assets to select and purchase; and

•	Determining the amount of the selling price of the Assets upon disposition thereof.

The term of the Management Agreement shall commence on the date executed and shall have a term of one (1) year unless earlier terminated as provided for therein. The term of the Management agreement shall be automatically extended for a series of additional one (1) year terms unless Company notifies the Manager in writing of its desire to terminate this Agreement at least sixty (60) days prior to the expiration of the current term.

Each Series will indemnify the Manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Manager under the Management Agreement with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

A copy of the Management Agreement is attached hereto as Exhibit 6.1.

Management Fee

As consideration for managing each Underlying Asset, the Manager will be paid a one-time Due Diligence Fee of approximately 15% of the offering proceeds and a Management Fee on an ongoing basis equal to 10% of Gross Proceeds generated by the Series.

33

Amendment to Management Agreement – Management Performance Bonus and Final Gross Proceeds Fee (applicable to future offerings)

In connection with newly added Offerings, the Company and the Manager have entered into an amendment to modify the fee structure payable to the Manager as follows:

Combination of the existing Due Diligence and Management Fee into a “Management/Due Diligence Fee”.

The Company is combining its existing due diligence and management fee structures into a single, ongoing Management/Due Diligence Fee which will cover the Manager’s work on behalf of a Series during its lifecycle. This includes the existing Due Diligence Fee which is a fee paid to Manager as compensation for due diligence services in evaluating, investigation and discovering the Underlying Assets and establishing the Series, not to exceed the maximum Due Diligence Fee as detailed in the Use of Proceeds for each Series. This fee includes the costs associated with managing all aspects of the selection of horses and the establishment of a series. This also includes the selection and oversight of third-party contractors such as attorneys, accountants and bloodstock agents. In addition, ongoing work for management of veterinarians, co-owners, trainers, boarding facilities and review and audit of bills (from veterinarians, trainers, farriers etc.) will be covered here. The percentage will be determined on a series-by-series basis. The existing “Management Fee” as discussed below is being transitioned to a “Management Performance Bonus” which will only accrue in certain circumstances as described below.

Creation of “Management Performance Bonus” and “Final Gross Proceeds Fee.”

For newly added Offerings, the “Management Fee” has been combined with the “Due Diligence Fee” resulting in the “Management/Due Diligence Fee”.

In its place, a “Management Performance Bonus” will be in place for newly added offerings and is limited in scope when compared with the past “Management Fee”. For the Management Performance Bonus, the Manager shall receive 10 % of all Gross Proceeds from stakes races only.

Separately, for newly added Offerings, in connection with final sales of the Underlying Asset, in addition to the Management Performance Bonus, upon the sale of an Underlying Asset, the Manager shall receive 5% of the Final Sale Gross Proceeds if the Underlying Asset has depreciated and 20% of the Final Sale Gross Proceeds if the Underlying Asset has appreciated (referred to as “Final Gross Proceeds Fee”).

“Final Sale Gross Proceeds” is defined as the sum of all money generated by the sale of a horse owned by a Series, prior to any deductions that have been made or will be used for expenses. The Underlying Asset appreciation is calculated as the Gross Sale Price minus the Gross Purchase Price.

A copy of the Amendment First Amendment to Management Services Agreement is attached hereto as Exhibit 6.36

Facilities

The Manager is located 2456 Fortune Dr., Suite 110, Lexington, Kentucky 2456 and has a three year lease on the facility. The Manager presently has approximately 28 employees, 10 independent contractors and 1 advisor. The Company does not have any employees.

Legal proceedings

None of the Company, any series, the Manager, or any director or executive officer of the Manager is presently subject to any material legal proceedings.

Allocation of expenses

To the extent relevant, Offering Expenses, Operating Expenses, revenue generated from interests in underlying assets and any indemnification payments made by the Company will be allocated amongst the various interests in accordance with the Manager’s sole discretion. The Manager intends to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series of interests. If, however, an item is not allocable to a specific series but to the Company in general, it will be allocated pro rata based on the value of interests in underlying assets (e.g., in respect of asset level insurance) or the number of interests, as reasonably determined by the Manager.

34

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The Company was formed in the State of Nevada as a series limited liability company on December 27, 2016. Since our inception, we have been engaged primarily in acquiring a collection of horses for use in racing (each, an “Underlying Asset”). The Company, through individual Series, takes ownership in a particular racehorse or group of racehorses (all of the series of the Company offered in such racehorse(s) may collectively be referred to herein as the “Series”, and each, individually, as a “Series”; The interests of all Series in such racehorse(s) may collectively be referred to herein as the “Interests”, and each, individually, as an “Interest”). By doing so, the Company’s goal is to democratize the ownership of such racehorses, and allow fans to experience the thrill, perks and benefits of racehorse ownership at a fraction of the historical cost. This includes everything from the behind the scenes engagements with the racehorse, the jockey and trainers as well as exclusive on-track experiences, and a portion of financial gains that the ownership in such racehorse potentially creates if its breeding rights are sold, if it wins a “purse” at a racing event, if marketing or sponsorship ads are sold, or if it is claimed or sold.

We are managed by Experiential Squared, Inc. (“Experiential” or the “Manager”), a Delaware corporation incorporated in 2016. Experiential provides expert horse racing management services and owns and operates a mobile app-based crowd-funding platform called MyRacehorse™ (the MyRacehorse™ platform and any successor platform used by the Company for the offer and sale of Series interests, is referred to as the “MyRacehorse™ Platform”), which is licensed to the Company pursuant to the terms of that certain Management Services Agreement (the “Management Agreement”), through which Investors may indirectly invest, through Series of the Company’s interests, in fractional racehorse ownership interests that have been historically difficult to access for many market participants. Through the use of the MyRacehorse™ Platform, Investors can browse and screen racehorses, make potential investments in such racehorses, and sign legal documents electronically. It is the intent of the Company and its Manager to maintain control and input into the initial due diligence and subsequent training, maintenance and upkeep of the racehorses.

Experiential employs a team of horse racing experts that has allowed the Company to become one of the most successful horse racing stables in the United States over the past few years. The team has collectively over 100 years of experience buying, managing, and analyzing racehorses. This depth of expertise has led to over 118 wins since launching the stable in June of 2018 through February 2023. The wins have been achieved at the highest level in US horse racing including winning the Breeders’ Cup Classic and the Kentucky Derby. Experiential is considered a highly active racing manager through its strategically located staff in California, New York, and Kentucky (the three major markets for horse racing) and other racing markets as well. Experiential is in daily contact with the trainers and partners regarding all aspects of the racehorses under their management. Experiential also has retained a world-renowned resident veterinarian to actively review the horses in their stable for health and performance. In addition, they have access to several premium data sources that allows their horse racing experts to review speed figures, race results, pedigrees, and conditions to maximize performance of their bloodstock.

We have completed many offerings of Interests as set forth in the table below under “Operating Results” and continue to launch subsequent offerings for other series on an ongoing basis. The information contained in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is in relation to the Company as a whole, which is made up of a number of separate series and Underlying Assets. The purchase of membership interests in a Series of the Company is an investment only in such Series and not an investment in the Company as a whole or any other Series.

As of December 31, 2022, officers of the Manager have loaned the Company a total of $2,243,920 (excluding accrued interest) in connection with the acquisition of these Underlying Assets. See Note 4 to Audited Financial Statements as of December 31, 2022 – Advances from Manager and Note 7 - Related Party Transactions of the Notes to the Financial Statements for more information regarding the loans/advances from officers of the Manager or the Manager.

35

There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history, and we are considered to be a development stage company, since we are devoting substantially all of our efforts to establishing our business, and our planned principal operations have only recently commenced. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

Operating Results – For the Years Ended December 31, 2022 and 2021

As of December 31, 2022, the following Series and related race horses have been created and are being offered pursuant to either (i) our California intrastate offering permit, (ii) Rule 506(c) of Regulation D, or (iii) the Offering Statements:

Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/Interest (2)	Operating Expense Reserve/Interest (2)	Due Diligence Fee/Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series Forever Rose	Forever Rose	1,250	–	1,250	$99.24	$50.36	$37.40	$62,950.00	$124,050.00	$–	$187.00	$–	$233,750.00	$233,750.00
Series Kindle 21	Kindle 21	5,500	–	5,500	34.57	20.45	15.98	112,475.00	190,135.00	–	71.00	–	390,500.00	390,500.00
Series The Royal Duet	The Royal Duet	5,100	–	5,100	113.78	42.77	45.45	218,127.00	580,278.00	–	202.00	–	1,030,200.00	1,030,200.00
Series Action Bundle (8)	Action Bundle	10,000	10,000	–	4.50	21.85	4.65	–	–	46,500.00	31.00	310,000.00	310,000.00	–
Series Adjust 20	Jai Ho	10	10	–	9,646.90	1,923.70	1,929.40	–	–	19,294.00	13,500.00	135,000.00	135,000.00	–
Series Amandrea	Amandrea	550	550	–	210.00	40.00	45.00	–	–	24,750.00	295.00	162,250.00	162,250.00	–
Series Ambleside Park 19	Lookwhogotlucky	410	410	–	115.00	59.25	30.75	–	–	12,607.50	205.00	84,050.00	84,050.00	–
Series Amers	Amers	75	75	–	82.00	37.00	21.00	–	–	1,575.00	140.00	10,500.00	10,500.00	–
Series Apple Down Under 19	Howboutdemapples	600	600	–	100.00	47.05	25.95	–	–	15,570.00	173.00	103,800.00	103,800.00	–
Series Ari the Adventurer 19	Kanthari	5,100	5,100	–	57.50	14.75	12.75	–	–	65,025.00	85.00	433,500.00	433,500.00	–
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	–	13.13	40.47	13.40	–	–	40,200.00	67.00	201,000.00	201,000.00	–
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	–	25.00	14.95	7.05	–	–	12,690.00	47.00	84,600.00	84,600.00	–
Series Authentic	Authentic	12,500	12,500	–	151.54	23.56	30.90	–	–	386,250.00	206.00	2,575,000.00	2,575,000.00	–
Series Awe Hush 19	Can't Hush This	1,800	1,800	–	110.00	29.40	24.60	–	–	44,280.00	164.00	295,200.00	295,200.00	–
Series Bajan Bashert	Bajan Bashert	16	13	3	7,000.00	1,600.00	1,400.00			18,200.00	10,000.00	130,000.00	160,000.00	30,000.00
Series Balletic	Balletic	10,000	10,000	–	45.00	23.00	12.00	–	–	120,000.00	80.00	800,000.00	800,000.00	–
Series Bella Chica	Bella Chica	100	100	–	250.00	73.00	57.00	–	–	5,700.00	380.00	38,000.00	38,000.00	–
Series Big Mel	Big Mel	6,000	6,000	–	89.00	14.00	18.00	–	–	108,000.00	121.00	726,000.00	726,000.00	–
Series Black Escort 19	Halofied	20	20	–	2,750.00	1,660.00	590.00	–	–	11,800.00	5,000.00	100,000.00	100,000.00	–
Series Bullion	Bullion	25	25	–	240.00	–	230.00	–	–	5,750.00	470.00	11,750.00	11,750.00	–
Series Cable Boss	Cable Boss	5,100	5,100	–	55.00	27.45	14.55	–	–	74,205.00	97.00	494,700.00	494,700.00	–
Series Cairo Kiss	Cairo Kiss	80	80	–	347.50	124.25	83.25	–	–	6,660.00	555.00	44,400.00	44,400.00	–
Series Carrothers	Carrothers	5,100	5,100	–	60.20	25.65	15.15	–	–	77,265.00	101.00	515,100.00	515,100.00	–
Series Cayala 19	Provocateur	4,100	4,100	–	60.00	17.35	13.65	–	–	55,965.00	91.00	373,100.00	373,100.00	–
Series Arch Support 20	Captain Sparrow	10	10	–	7,717.50	1,939.00	1,543.50	–	–	15,435.00	11,200.00	112,000.00	112,000.00	–
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	–	120.69	78.21	35.10	–	–	175,500.00	234.00	1,170,000.00	1,170,000.00	–
Series Chasing the Moon 20	Cuvier	1,250	–	1,250	58.80	69.20	32.00	86,500.00	73,500.00	–	160.00	–	200,000.00	200,000.00
Series Classic Cut	Classic Cut	10,000	10,000	–	24.00	19.35	7.65	–	–	76,500.00	51.00	510,000.00	510,000.00	–
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	–	125.00	39.05	28.95	–	–	28,950.00	193.00	193,000.00	193,000.00	–
Series Co Cola 19	Search Engine	5,100	5,100	–	62.50	27.60	15.90	–	–	81,090.00	106.00	540,600.00	540,600.00	–
Series Collusion Illusion	Collusion Illusion	25,000	25,000	–	22.00	3.50	4.50	–	–	112,500.00	30.00	750,000.00	750,000.00	–
Series Consecrate 19	Sacred Beauty	410	410	–	80.00	53.45	23.55	–	–	9,655.50	157.00	64,370.00	64,370.00	–
Series Courtisane 19	Tap the Gavel	10,000	10,000	–	23.00	18.65	7.35	–	–	73,500.00	49.00	490,000.00	490,000.00	–
Series Daddy's Joy	Daddy's Joy	600	600	–	80.00	73.00	27.00	–	–	16,200.00	180.00	108,000.00	108,000.00	–
Series Dancing Crane	Dancing Crane	20	20	–	4,250.00	926.00	924.00	–	–	18,480.00	6,100.00	122,000.00	122,000.00	–
Series Daring Dancer 20	Boppy	750	750	–	60.00	54.75	20.25	–	–	15,187.50	135.00	101,250.00	101,250.00	–
Series De Mystique 17	Dancing Destroyer	250	250	–	71.50	47.50	21.00	–	–	5,250.00	140.00	35,000.00	35,000.00	–

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Series Deep Cover	Deep Cover	800	800	–	100.00	87.00	33.00	–	–	26,400.00	220.00	176,000.00	176,000.00	–
Series Demogorgon	Demogorgon	20	20	–	4,500.00	917.00	983.00	–	–	19,660.00	6,400.00	128,000.00	128,000.00	–
Series Desire Street 19	Always Hopeful	1,020	1,020	–	80.00	90.85	30.15	–	–	30,753.00	201.00	205,020.00	205,020.00	–
Series Echo Warrior 19	Hero Status	6,000	6,000	–	27.00	22.30	8.70	–	–	52,200.00	58.00	348,000.00	348,000.00	–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	50	50	–	3,400.00	1,100.00	500.00	–	–	25,000.00	5,000.00	250,000.00	250,000.00	–
Series Enchante 21	Simply Enchanting	6,000	2,461	3,539	54.74	21.98	22.28	77,787.22		54,831.08	99.00	243,639.00	594,000.00
Series Elarose 21	Secret Crush	10,000	7,741	2,259	31.50	18.10	14.40	40,887.90		111,470.40	64.00	495,424.00	640,000.00
Series Escape Route	Escape Route	10	10	–	4,240.00	1,016.00	1,039.20	–	–	10,392.00	6,295.20	62,952.00	62,952.00	–
Series Exonerated 19	Above Suspicion	820	820	–	105.00	38.65	25.35	–	–	20,787.00	169.00	138,580.00	138,580.00	–
Series Fenwick Hall 20	Inspector	1,200	1,200	–	78.75	82.85	40.40	–	–	48,480.00	202.00	242,400.00	242,400.00	–
Series Flora Dora 20	Spun Intended	10	10	–	6,890.60	1,731.30	1,378.10	–	–	13,781.00	10,000.00	100,000.00	100,000.00	–
Series Frosted Oats	Frosted Oats	4,100	4,100	–	25.00	10.70	6.30	–	–	25,830.00	42.00	172,200.00	172,200.00	–
Series Future Stars Stable	Future Stars Stable	10,000	10,000	–	33.55	8.95	7.50	–	–	75,000.00	50.00	500,000.00	500,000.00	–
Series Gentleman Gerry	Gentleman Gerry	20	20	–	5,000.00	1,750.00	1,000.00	–	–	20,000.00	7,750.00	155,000.00	155,000.00	–
Series Going to Vegas	Going to Vegas	5,100	5,100	–	50.00	23.10	12.90	–	–	65,790.00	86.00	438,600.00	438,600.00	–
Series Got Stormy	Got Stormy	5,100	5,100	–	24.51	13.74	6.75	–	–	34,425.00	45.00	229,500.00	229,500.00	–
Series Grand Traverse Bay 19	Cornice Traverse	750	750	–	200.00	179.95	67.05	–	–	50,287.50	447.00	335,250.00	335,250.00	–
Series Grand Traverse Bay 20	Sun Valley Road	750	751	(1)	50.00	52.85	18.15	(52.85)	(50.00)	13,630.65	121.00	90,871.00	90,750.00	(121.00)
Series Heaven Street	Heaven Street	20	20	–	5,300.00	1,200.00	1,000.00	–	–	20,000.00	7,500.00	150,000.00	150,000.00	–
Series I'm a Looker 20	Pioneer Prince	4,000	4,000	–	72.03	43.97	29.00	–	–	116,000.00	145.00	580,000.00	580,000.00	–
Series Into Summer 19	Malibu Mayhem	650	650	–	140.00	188.10	57.90	–	–	37,635.00	386.00	250,900.00	250,900.00	–
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,492	8	49.95	49.25	24.80	394.00	399.60	61,801.60	124.00	309,008.00	310,000.00	992.00
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	–	150.00	44.65	34.35	–	–	35,037.00	229.00	233,580.00	233,580.00	–
Series Keertana 18	American Heiress	5,100	5,100	–	72.00	13.00	15.00	–	–	76,500.00	100.00	510,000.00	510,000.00	–
Series Kiana's Love	Kiana's Love	200	200	–	55.00	47.00	18.00	–	–	3,600.00	120.00	24,000.00	24,000.00	–
Series Kichiro	Kichiro	200	200	–	77.50	33.00	19.50	–	–	3,900.00	130.00	26,000.00	26,000.00	–
Series Lane Way	Lane Way	6,000	6,000	–	61.00	15.50	13.50	–	–	81,000.00	90.00	540,000.00	540,000.00	–
Series Latte Da 19	Inalattetrouble	4,100	4,100	–	19.50	10.25	5.25	–	–	21,525.00	35.00	143,500.00	143,500.00	–
Series Lazy Daisy	Lazy Daisy	1,250	1,250	–	90.00	7.00	18.00	–	–	22,500.00	115.00	143,750.00	143,750.00	–
Series Le Relais 20	Show Your Cards	3,000	3,000	–	92.20	39.80	33.00	–	–	99,000.00	165.00	495,000.00	495,000.00	–
Series Lost Empire 19	Laforgia	10,200	10,200	–	22.50	7.25	5.25	–	–	53,550.00	35.00	357,000.00	357,000.00	–
Series Madarnas	Madarnas	50	50	–	204.00	93.00	53.00	–	–	2,650.00	350.00	17,500.00	17,500.00	–
Series Madiera Wine	Madiera Wine	20	20	–	1,872.50	253.00	374.50	–	–	7,490.00	2,500.00	50,000.00	50,000.00	–
Series Major Implications	Major Implications	20	20	–	128.00	67.00	35.00	–	–	700.00	230.00	4,600.00	4,600.00	–
Series Man Among Men	Man Among Men	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series Margaret Reay 19	A Mo Reay	820	820	–	200.00	55.85	45.15	–	–	37,023.00	301.00	246,820.00	246,820.00	–
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	–	55.00	86.10	24.90	–	–	49,800.00	166.00	332,000.00	332,000.00	–

37

Series Martita Sangrita 17	Carpe Vinum	600	600	–	200.00	72.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series Mayan Milagra 19	Tepeu	20	20	–	5,500.00	1,846.00	1,154.00	–	–	23,080.00	8,500.00	170,000.00	170,000.00	–
Series Midnight Sweetie 19	Dolce Notte	820	820	–	90.00	35.80	22.20	–	–	18,204.00	148.00	121,360.00	121,360.00	–
Series Miss Puzzle	Miss Puzzle	125	125	–	109.84	102.66	37.50	–	–	4,687.50	250.00	31,250.00	31,250.00	–
Series Miss Sakamoto	Miss Sakamoto	6,000	6,001	(1)	25.00	20.90	8.10	(20.90)	(25.00)	48,608.10	54.00	324,054.00	324,000.00	(54.00)
Series Mo Mischief	Mo Mischief	5,100	5,100	–	50.00	14.00	11.00	–	–	56,100.00	75.00	382,500.00	382,500.00	–
Series Mo Temptation	Mo Temptation	3,500	3,500	–	34.58	35.02	17.40	–	–	60,900.00	87.00	304,500.00	304,500.00	–
Series Monomoy Girl	Monomoy Girl	10,200	10,200	–	29.41	9.69	6.90	–	–	70,380.00	46.00	469,200.00	469,200.00	–
Series Moonbow 20	Cumberland Falls	2,500	2,500	–	21.69	47.11	17.20	–	–	43,000.00	86.00	215,000.00	215,000.00	–
Series Moonless Sky	Moonless Sky	200	200	–	60.00	33.50	16.50	–	–	3,300.00	110.00	22,000.00	22,000.00	–
Series Motion Emotion (9)	Motion Emotion	1,020	1,020	–	24.51	46.89	12.60	–	–	12,852.00	84.00	85,680.00	85,680.00	–
Series Mrs Whistler	Mrs Whistler	2,000	2,003	(3)	40.00	76.45	20.55	(229.35)	(120.00)	41,161.65	137.00	274,411.00	274,000.00	(411.00)
Series My Fast One 20	One Fast Dream	2,000	2,000	–	55.50	76.50	33.00	–	–	66,000.00	165.00	330,000.00	330,000.00	–
Series Naismith	Naismith	2,000	2,000	–	75.00	54.20	22.80	–	–	45,600.00	152.00	304,000.00	304,000.00	–
Series National Road	National Road	20	20	–	5,000.00	1,000.00	1,000.00	–	–	20,000.00	7,000.00	140,000.00	140,000.00	–
Series New York Claiming Package	New York Claiming Package	510	510	–	72.00	54.00	14.00	–	–	7,140.00	140.00	71,400.00	71,400.00	–
Series Night of Idiots	Night of Idiots	80	80	–	112.00	100.00	38.00	–	–	3,040.00	250.00	20,000.00	20,000.00	–
Series Nileist	Nileist	45	45	–	260.00	190.00	80.00	–	–	3,600.00	530.00	23,850.00	23,850.00	–
Series Noble Goddess	Noble Goddess	300	300	–	62.00	31.00	17.00	–	–	5,100.00	110.00	33,000.00	33,000.00	–
Series Northern Smile 20	Pep Rally	20	20	–	4,500.00	1,600.00	900.00	–	–	18,000.00	7,000.00	140,000.00	140,000.00	–
Series NY Exacta	NY Exacta	2,000	2,000	–	107.50	86.30	34.20	–	–	68,400.00	228.00	456,000.00	456,000.00	–
Series One Last Night 21	One Last Night 21	3,000	1,348	1,652	47.82	39.75	25.43	65,667.00	78,998.64	34,279.64	113.00	152,324.00	339,000.00	186,676.00
Series Our Miss Jones 19	Celebrity News	1,200	1,200	–	50.00	82.60	23.40	–	–	28,080.00	156.00	187,200.00	187,200.00	–
Series Our Jenny B	Our Jenny B	20	9	11	2,782.00	2,662.00	556.00	29,282.00	30,602.00	5,004.00	6,000.00	54,000.00	120,000.00	66,000.00
Series Palace Foal	Palace Foal	510	–	510	31.00	71.00	18.00	36,210.00	15,810.00	–	120.00	–	61,200.00	61,200.00
Series Patsys Kim 21	Lady Blitz	5,000	3,973	1,027	67.20	35.87	29.93	36,838.49	69,014.40	118,911.89	133.00	528,409.00	665,000.00	136,591.00
Series Popular Demand	Popular Demand	1,020	1,020	–	145.00	63.00	36.00	–	–	36,720.00	244.00	248,880.00	248,880.00	–
Series Power Up Paynter	Power Up Paynter	600	600	–	100.00	61.00	29.00	–	–	17,400.00	190.00	114,000.00	114,000.00	–
Series Queen Amira 19	Regal Rebel	2,000	2,000	–	60.00	80.25	24.75	–	–	49,500.00	165.00	330,000.00	330,000.00	–
Series Race Hunter 19	Chasing Time	10,000	10,000	–	25.00	19.20	7.80	–	–	78,000.00	52.00	520,000.00	520,000.00	–
Series Rosie's Alibi	Rosie's Alibi	10,000	10,000	–	62.50	26.75	15.75	–	–	157,500.00	105.00	1,050,000.00	1,050,000.00	–
Series Salute to America	Salute to America	1,000	1,000	–	80.00	152.05	40.95	–	–	40,950.00	273.00	273,000.00	273,000.00	–
Series Sarrocchi 21	Sarrocchi 21	5,000	4,399	601	67.20	32.00	28.80	19,232.00	40,387.20	126,691.20	128.00	563,072.00	640,000.00	76,928.00
Series Sauce On Side	Sauce On Side	125	125	–	130.00	74.00	36.00	–	–	4,500.00	240.00	30,000.00	30,000.00	–

38

Series Shake It Up Baby	Shake It Up Baby	250	250	–	44.00	66.50	19.50	–	–	4,875.00	130.00	32,500.00	32,500.00	–
Series Sigesmund	Sigesmund	200	200	–	50.00	35.00	15.00	–	–	3,000.00	100.00	20,000.00	20,000.00	–
Series Silverpocketsfull 19	Iron Works	5,100	5,100	–	55.00	20.65	13.35	–	–	68,085.00	89.00	453,900.00	453,900.00	–
Series Smart Shopping 21	Seize the Grey	5,000	5,000	–	63.00	35.42	28.58	–	–	142,900.00	127.00	635,000.00	635,000.00	–
Series Social Dilemma	Social Dilemma	510	510	–	49.02	92.93	25.05	–	–	12,775.50	167.00	85,170.00	85,170.00	–
Series Song of Lark 21	Song of the Lark 21	2,550	2,113	437	66.60	39.58	30.82			65,122.66	137.00	289,481.00	349,350.00	59,869.00
Series Soul Beam	Soul Beam	65	65	–	355.00	163.50	91.50	–	–	5,947.50	610.00	39,650.00	39,650.00	–
Series Speightstown Belle 19	Ancient Royalty	900	900	–	85.00	33.15	20.85	–	–	18,765.00	139.00	125,100.00	125,100.00	–
Series Spirit 20	Phantom Ride	3,000	3,000	–	33.60	33.60	16.80	–	–	50,400.00	84.00	252,000.00	252,000.00	–
Series Squared Straight	Squared Straight	150	150	–	150.00	79.50	40.50	–	–	6,075.00	270.00	40,500.00	40,500.00	–
Series Storm Shooter	Storm Shooter	2,000	2,000	–	90.00	48.00	24.00	–	–	48,000.00	162.00	324,000.00	324,000.00	–
Series Street Band	Street Band	50	50	–	918.00	127.00	185.00	–	–	9,250.00	1,230.00	61,500.00	61,500.00	–
Series Sunny 18	Solar Strike	6,000	6,000	–	40.30	14.69	10.01	–	–	60,060.00	65.00	390,000.00	390,000.00	–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	–	3,500.00	781.10	718.90	–	–	14,378.00	5,000.00	100,000.00	100,000.00	–
Series Sweet Sweet Annie 19	In Due Time	20	20	–	4,750.00	1,739.00	1,011.00	–	–	20,220.00	7,500.00	150,000.00	150,000.00	–
Series Swiss Minister	Swiss Minister	50	50	–	150.00	88.00	42.00	–	–	2,100.00	280.00	14,000.00	14,000.00	–
Series Takeo Squared	Takeo Squared	100	100	–	153.00	76.00	41.00	–	–	4,100.00	270.00	27,000.00	27,000.00	–
Series Tapitry 19	Infinite Empire	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series Tavasco Road	Tavasco Road	80	80	–	128.00	67.00	35.00	–	–	2,800.00	230.00	18,400.00	18,400.00	–
Series Tell All 19	Walk the Talk	12	12	–	7,000.00	1,987.00	1,513.00	–	–	18,156.00	10,500.00	126,000.00	126,000.00	–
Series Tell the Duchess 19	Duke of Love	2,000	2,000	–	42.50	78.20	21.30	–	–	42,600.00	142.00	284,000.00	284,000.00	–
Series The Filly Four	The Filly Four	8,000	8,000	–	105.00	48.00	27.00	–	–	216,000.00	180.00	1,440,000.00	1,440,000.00	–
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	–	100.00	94.65	34.35	–	–	34,350.00	229.00	229,000.00	229,000.00	–
Series Timeless Trick 20	Interstellar	12	12	–	5,000.00	1,750.00	1,000.00	–	–	12,000.00	7,750.00	93,000.00	93,000.00	–
Series Tizamagician	Tizamagician	600	600	–	185.00	87.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series Tufnel	Tufnel	5,200	5,200	–	30.00	22.70	9.30	–	–	48,360.00	62.00	322,400.00	322,400.00	–
Series Twirl Girl 21	Twirl Girl 21	20	7	13	3,975.00	2,730.00	795.00	35,490.00		5,565.00	7,500.00	52,500.00	150,000.00	97,500.00
Series Two Trail Sioux 17	Annahilate	450	450	–	165.00	90.00	45.00	–	–	20,250.00	300.00	135,000.00	135,000.00	–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	–	24,750.00	4,970.00	–	–	–	–	29,720.00	29,720.00	29,720.00	–
Series Utalknboutpractice	Utalknboutpractice	100	100	–	165.00	90.00	45.00	–	–	4,500.00	300.00	30,000.00	30,000.00	–
Series Vertical Threat	Vertical Threat	600	600	–	100.00	78.50	31.50	–	–	18,900.00	210.00	126,000.00	126,000.00	–
Series Vow	Vow	2,000	2,000	–	70.00	82.15	26.85	–	–	53,700.00	179.00	358,000.00	358,000.00	–
Series War Safe	War Safe	2,000	2,000	–	45.00	79.10	21.90	–	–	43,800.00	146.00	292,000.00	292,000.00	–
Series Wayne O	Wayne O	6,000	6,000	–	75.00	6.00	14.00	–	–	84,000.00	95.00	570,000.00	570,000.00	–
Series Who Runs the World	Who Runs the World	5,100	5,100	–	60.00	28.40	15.60	–	–	79,560.00	104.00	530,400.00	530,400.00	–
Series Who'sbeeninmybed 19	Micro Share	5,100	5,100	–	45.00	17.90	11.10	–	–	56,610.00	74.00	377,400.00	377,400.00	–

39

Series Without Delay	Golden Quality	20	20	–	4,500.00	1,550.00	950.00	–	–	19,000.00	7,000.00	140,000.00	140,000.00	–
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	–	14.00	17.45	5.55	–	–	55,500.00	37.00	370,000.00	370,000.00	–
Series Yes This Time	Yes This Time	10	10	–	10,000.00	793.00	2,159.00	–	–	21,590.00	12,952.00	129,520.00	129,520.00	–
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	–	40.00	23.75	11.25	–	–	67,500.00	75.00	450,000.00	450,000.00	–
Series Zestful	Zestful	100	100	–	194.00	78.00	48.00	–	–	4,800.00	320.00	32,000.00	32,000.00	–

______________________

(1)	Denotes total membership interests offered, sold to date and remaining to be sold in each series.
(2)	Denotes the “Cash Portion of the Asset Cost”, “Cash Reserves for Operating Expenses”, and “Due Diligence Fee” per membership interest sold.
(3)	Denotes the amount of cash held in reserve attributable to such series after deduction of “Due Diligence Fee.”
(4)	Denotes the amount owed to the Manager for any loans extend on behalf of a series.
(5)	Denotes the amount of “Due Diligence Fee” or other “Management Fee” paid to Manager.
(6)	Price per membership interest of each series.
(7)	Denotes total dollar amount offered, sold to date and remaining to be sold in each series.
(8)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(9)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Revenues

Revenues are generated at the Series level. During the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company generated $4,331,342 and $2,608,565 in revenues, respectively. The increase in revenue is attributed to certain Series’ Underlying Asset winning horse race purse winnings, in addition the payment of the 1st year of fees paid to breed horses (“Stallion Fees”) paid to Series Authentic. Some of the Company’s horses (as more particularly described in the Offering Statements under the “Use of Proceeds” section for each Underlying Asset) have begun racing, and thus, may begin to generate revenue.

During the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company incurred costs of revenue – horse expenses of $4,771,984 and $4,362,914, respectively. The increase in costs of revenue – horse expenses is attributed to the Company’s investment in new, additional Underlying Assets that are related to veterinary costs, transportation, jockey fees, etc. as directly related to the revenue-driving activities of such series of horses.

The revenues generated, and costs of revenue incurred, on a series-by-series basis as of December 31, 2022, and December 31, 2021 are as follows:

		Revenues		Cost of Revenues
Series Name	Underlying Asset	31-Dec-22	31-Dec-21	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$108,820	$–	$(155,367)
Series Adjust 20	Jai Ho	–	–	(15,768)	–
Series Amandrea	Amandrea	–	4,750	–	(15,648)
Series Ambleside Park 19	Lookwhogotlucky	3,762	900	(12,142)	(23,064)
Series Amers	Amers	–	–	–	–
Series Apple Down Under 19	Howboutdemapples	–	15,049	–	(28,518)
Series Ari the Adventurer 19	Kanthari	18,360	–	(44,892)	(36,952)
Series Ashlees Empire 20	Helicopter Money	563	–	(24,867)	–

40

Series Athenian Beauty 19	Quantum Theory	7,740	225	(10,683)	(43,256)
Series Authentic	Authentic	1,226,662	–	(189,550)	(350,467)
Series Awe Hush 19	Can't Hush This	21,491	–	(37,558)	(38,943)
Series Bajan Bashert	Bajan Bashert	–	–	(4,707)	–
Series Balletic	Balletic	8,400	–	(89,111)	(22,601)
Series Bella Chica	Bella Chica	–	784	–	(8,192)
Series Big Mel	Big Mel	–	–	–	(25,002)
Series Black Escort 19	Halofied	21,454	–	(45,412)	(30,509)
Series Bullion	Bullion	–	–	–	–
Series Cable Boss	Cable Boss	–	–	(39,470)	(13,193)
Series Cairo Kiss	Cairo Kiss	–	–	–	–
Series Carrothers	Carrothers	32,763	669	(45,879)	(53,767)
Series Cayala 19	Provocateur	85,077	8,538	(65,505)	(34,930)
Series Arch Support 20	Captain Sparrow	2,100	–	(19,061)	–
Series Chad Brown Bundle	Chad Brown Bundle	405	–	(133,548)	(29,328)
Series Chasing the Moon 20	Cuvier	–	–	–	–
Series Classic Cut	Classic Cut	–	–	(48,850)	(23,057)
Series Classofsixtythree 19	Sixtythreecaliber	135,266	–	(67,554)	(27,619)
Series Co Cola 19	Search Engine	51,742	2,466	(48,261)	(34,508)
Series Collusion Illusion	Collusion Illusion	275	1,125	4,403	(42,037)
Series Consecrate 19	Sacred Beauty	3,690	3,132	(5,292)	(17,748)
Series Courtisane 19	Tap the Gavel	44,425	5,250	(67,374)	(55,454)
Series Daddy's Joy	Daddy's Joy	25,014	17,070	(41,019)	(35,933)
Series Dancing Crane	Dancing Crane	50,400	24,276	(44,673)	(53,454)
Series Daring Dancer 20	Boppy	–	–	(8,056)	(2,433)
Series De Mystique 17	Dancing Destroyer	–	–	–	–
Series Deep Cover	Deep Cover	84,875	38,500	(79,935)	(55,911)
Series Demogorgon	Demogorgon	21,160	2,160	(46,888)	(14,727)
Series Desire Street 19	Always Hopeful	11,266	566	(34,657)	(22,736)
Series Echo Warrior 19	Hero Status	84,648	–	(61,289)	(24,850)
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	80,613	–	(85,357)	–
Series Enchante 21	Simply Enchanting	–	–	(14,869)	–
Series Elarose 21	Secret Crush	–	–	(19,904)	–
Series Escape Route	Escape Route	65,696	78,000	(66,130)	(64,618)

41

Series Exonerated 19	Above Suspicion	3,436	–	(31,822)	(22,569)
Series Fenwick Hall 20	Inspector	4,843	–	(32,429)	–
Series Forever Rose	Forever Rose	–	–	(14,668)	–
Series Flora Dora 20	Spun Intended	27,100	–	(27,690)	–
Series Frosted Oats	Frosted Oats	27,675	12,608	(38,052)	(24,542)
Series Future Stars Stable	Future Stars Stable	73,017	20,116	(90,324)	(80,094)
Series Gentleman Gerry	Gentleman Gerry	1,105	–	(38,053)	–
Series Going to Vegas	Going to Vegas	222,360	213,304	(134,719)	(156,054)
Series Got Stormy	Got Stormy	–	227,983	–	(216,760)
Series Grand Traverse Bay 19	Cornice Traverse	6,323	1,125	(42,292)	(35,240)
Series Grand Traverse Bay 20	Sun Valley Road	191	–	(9,692)	(2,165)
Series Heaven Street	Heaven Street	7,935	–	(20,218)	–
Series Kindle 21	Kindle 21	–	–	(8,690)	–
Series Knarsdale 21	Knarsdale 21	–	–	(12,589)	–
Series I'm a Looker 20	Pioneer Prince	–	–	(41,504)	–
Series Into Summer 19	Malibu Mayhem	325	650	(21,153)	(28,768)
Series Ishvana 21	Ishvana 21	–	–	(14,282)	–
Series Jeanne's Speight 20	Stay Fabulous	2,344	–	(30,330)	–
Series Just Louise 19	Forbidden Kingdom	221,085	43,095	(144,696)	(47,049)
Series Keertana 18	American Heiress	–	612	(516)	(34,571)
Series Kiana's Love	Kiana's Love	–	–	–	–
Series Kichiro	Kichiro	–	34	–	(2,170)
Series Lane Way	Lane Way	175,800	40,068	(107,260)	(58,994)
Series Latte Da 19	Inalattetrouble	–	–	(7,927)	(16,199)
Series Lazy Daisy	Lazy Daisy	–	–	–	–
Series Le Relais 20	Show Your Cards	–	–	(27,826)	–
Series Lost Empire 19	Laforgia	765	–	(24,786)	(35,097)
Series Madarnas	Madarnas	–	–	–	–
Series Madiera Wine	Madiera Wine	6,510	–	(5,585)	–
Series Major Implications	Major Implications	–	–	–	–
Series Man Among Men	Man Among Men	21,648	–	(37,512)	(22,610)
Series Margaret Reay 19	A Mo Reay	22,010	50,020	(46,008)	(49,335)
Series Margarita Friday 19	Straight No Chaser	86,800	–	(88,089)	(24,213)
Series Martita Sangrita 17	Carpe Vinum	45,744	5,880	(43,310)	(30,112)

42

Series Mayan Milagra 19	Tepeu	144,360	–	(80,333)	(29,250)
Series Midnight Sweetie 19	Dolce Notte	–	–	(9,373)	(20,028)
Series Miss Puzzle	Miss Puzzle	–	–	7	(4,571)
Series Miss Sakamoto	Miss Sakamoto	30,678	–	(53,078)	(24,405)
Series Mo Mischief	Mo Mischief	–	17,710	–	(30,924)
Series Mo Temptation	Mo Temptation	–	–	(32,151)	–
Series Monomoy Girl	Monomoy Girl	–	178,500	–	(285,659)
Series Moonbow 20	Cumberland Falls	750	–	(27,572)	–
Series Moonless Sky	Moonless Sky	–	–	–	–
Series Motion Emotion (2)	Motion Emotion	–	10,032	–	(16,821)
Series Mrs Whistler	Mrs Whistler	5,590	–	(53,390)	(31,723)
Series My Fast One 20	One Fast Dream	–	–	(29,488)	–
Series Naismith	Naismith	33,660	10,980	(74,001)	(52,342)
Series National Road	National Road	48,164	–	(65,183)	(20,701)
Series New York Claiming Package	New York Claiming Package	–	–	–	–
Series Night of Idiots	Night of Idiots	–	–	–	–
Series Nileist	Nileist	–	–	–	–
Series Noble Goddess	Noble Goddess	–	–	–	–
Series Northern Smile 20	Pep Rally	1,040	–	(41,031)	–
Series NY Exacta	NY Exacta	62,924	41,800	(144,570)	(108,054)
Series One Last Night 21	One Last Night 21	–	–	(18,290)	–
Series Our Miss Jones 19	Celebrity News	13,200	–	(45,775)	(20,384)
Series Our Jenny B	Our Jenny B	–	–	(8,833)	–
Series Palace Foal	Palace Foal	–	–	–	–
Series Patsys Kim 21	Lady Blitz	–	–	(26,579)	–
Series Popular Demand	Popular Demand	–	–	–	(18,168)
Series Power Up Paynter	Power Up Paynter	–	6,501	10	(33,746)
Series Queen Amira 19	Regal Rebel	690	5,650	(27,653)	(38,489)
Series Race Hunter 19	Chasing Time	150,300	119,460	(148,019)	(74,110)
Series Rosie's Alibi	Rosie's Alibi	79,665	–	(115,691)	(35,132)
Series Salute to America	Salute to America	62,270	1,050	(73,961)	(37,015)
Series Sarrocchi 21	Sarrocchi 21	–	–	(20,456)	–
Series Sauce On Side	Sauce On Side	–	–	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–	–	–

43

Series Sigesmund	Sigesmund	–	20	–	867
Series Silverpocketsfull 19	Iron Works	50,711	–	(53,890)	(34,850)
Series Smart Shopping 21	Seize the Grey	25	–	(29,169)	–
Series Social Dilemma	Social Dilemma	–	59,474	–	(59,070)
Series Song of Lark 21	Song of the Lark 21	–	–	(11,801)	–
Series Soul Beam	Soul Beam	–	–	–	–
Series Speightstown Belle 19	Ancient Royalty	–	–	–	(11,028)
Series Spirit 20	Phantom Ride	12,876	–	(28,321)	–
Series Squared Straight	Squared Straight	–	2,048	–	(3,961)
Series Storm Shooter	Storm Shooter	16,498	28,640	(21,521)	(51,519)
Series Street Band	Street Band	–	–	–	–
Series Sunny 18	Solar Strike	–	–	–	(20,359)
Series Sunsanddrinkinhand	Sunsanddrinkinhand	6,990	–	(37,648)	–
Series Sweet Sweet Annie 19	In Due Time	129,920	34,500	(75,117)	(48,637)
Series Swiss Minister	Swiss Minister	–	–	–	–
Series Takeo Squared	Takeo Squared	–	–	–	–
Series Tapitry 19	Infinite Empire	7,839	7,175	(31,439)	(25,444)
Series Tavasco Road	Tavasco Road	–	–	–	–
Series Tell All 19	Walk the Talk	–	–	(18,857)	(25,158)
Series Tell the Duchess 19	Duke of Love	258,102	51,355	(150,255)	(55,262)
Series The Filly Four	The Filly Four	21,504	271,309	(26,327)	(218,243)
Series The Royal Duet	The Royal Duet	–	–	(26,412)	–
Series Thirteen Stripes	Thirteen Stripes	5,445	38,498	(38,022)	(59,093)
Series Timeless Trick 20	Interstellar	360	–	(24,640)	–
Series Tizamagician	Tizamagician	34,800	325,800	(55,182)	(140,622)
Series Tufnel	Tufnel	–	–	(26,680)	(13,446)
Series Twirl Girl 21	Twirl Girl 21	–	–	(9,265)	–
Series Two Trail Sioux 17	Annahilate	–	–	–	(4,654)
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	–	–	(1,541)
Series Utalknboutpractice	Utalknboutpractice	–	–	–	–
Series Vertical Threat	Vertical Threat	–	54,840	(3,555)	(70,755)
Series Vow	Vow	13,800	12,600	(46,888)	(42,555)
Series War Safe	War Safe	16,987	–	(70,167)	(21,030)
Series Wayne O	Wayne O	–	2,140	–	(5,934)

44

Series Who Runs the World	Who Runs the World	–	–	(34,135)	(14,819)
Series Who'sbeeninmybed 19	Micro Share	31,416	4,284	(47,261)	(32,095)
Series Without Delay	Golden Quality	23,076	–	(42,331)	(18,929)
Series Wonder Upon a Star 19	Star Six Nine	–	–	(6,910)	(35,230)
Series Yes This Time	Yes This Time	18,700	396,425	(59,732)	(168,276)
Series You Make Luvin Fun 19	Magical Ways	4,140	–	(45,168)	(28,383)
Series Zestful	Zestful	–	–	–	–
Totals		$4,331,342	$2,608,565	$(4,771,984)	$(4,362,914)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Operating Expenses

Since its formation in December 2016, the Company’s efforts have been focused on the development of the offering and marketing for fundraising. The Company commenced its planned principal operations in 2018. During the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company incurred $8,667,394 and $7,917,288, respectively, an increase of $750,106 related to general and administrative fees, management fees and depreciation. The increase was primarily driven by increased costs from the Company’s investment in new Underlying Assets.

Operating Expenses for the Company including all of the Series for the twelve-month periods ended December 31, 2022, and December 31, 2021, are as follows:

Total Operating Expenses
	31-Dec-22	31-Dec-21	Difference	Change
General and Administrative	$595,392	$374,367	$221,025	59%
Management Fees	2,502,264	1,949,857	552,407	28%
Depreciation	5,569,738	5,593,064	(23,326)	0%
Total:	$8,667,394	$7,917,288	$750,106	9%

45

Operating Expenses - Overview

During the twelve-month periods ended December 31, 2022, and December 31, 2021, at the close of the respective offerings for the Series listed in the table below, each individual Series became responsible for operating expenses. All operating expenses are incurred on the books by the Series. The operating expenses for each Series are as follows:

		Operating Expenses
Series Name	Underlying Asset	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$59,782
Series Adjust 20	Jai Ho	37,014	–
Series Amandrea	Amandrea	–	21,792
Series Ambleside Park 19	Lookwhogotlucky	11,477	21,407
Series Amers	Amers	–	–
Series Apple Down Under 19	Howboutdemapples	–	26,205
Series Ari the Adventurer 19	Kanthari	111,674	150,235
Series Ashlees Empire 20	Helicopter Money	52,473	–
Series Athenian Beauty 19	Quantum Theory	4,072	20,623
Series Authentic	Authentic	1,407,664	1,665,668
Series Awe Hush 19	Can't Hush This	43,407	71,600
Series Bajan Bashert	Bajan Bashert	20,709	–
Series Balletic	Balletic	251,832	98,523
Series Bella Chica	Bella Chica	0	10,633
Series Big Mel	Big Mel	–	133,340
Series Black Escort 19	Halofied	24,646	21,480
Series Bullion	Bullion	–	–
Series Cable Boss	Cable Boss	145,984	75,127
Series Cairo Kiss	Cairo Kiss	–	–
Series Carrothers	Carrothers	125,663	158,037
Series Cayala 19	Provocateur	87,296	90,922
Series Arch Support 20	Captain Sparrow	29,611	–
Series Chad Brown Bundle	Chad Brown Bundle	393,948	46,871
Series Chasing the Moon 20	Cuvier	–	–
Series Classic Cut	Classic Cut	91,200	112,694
Series Classofsixtythree 19	Sixtythreecaliber	65,743	47,267
Series Co Cola 19	Search Engine	123,937	164,017
Series Collusion Illusion	Collusion Illusion	54,572	192,246

46

Series Consecrate 19	Sacred Beauty	2,838	16,892
Series Courtisane 19	Tap the Gavel	92,142	135,087
Series Daddy's Joy	Daddy's Joy	10,139	20,005
Series Dancing Crane	Dancing Crane	21,199	43,987
Series Daring Dancer 20	Boppy	35,738	6,456
Series De Mystique 17	Dancing Destroyer	–	–
Series Deep Cover	Deep Cover	37,699	33,517
Series Demogorgon	Demogorgon	32,100	25,319
Series Desire Street 19	Always Hopeful	34,758	51,934
Series Echo Warrior 19	Hero Status	92,522	85,254
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	53,054	–
Series Enchante 21	Simply Enchanting	87,876	–
Series Elarose 21	Secret Crush	146,370	–
Series Escape Route	Escape Route	21,533	18,143
Series Exonerated 19	Above Suspicion	34,644	29,175
Series Fenwick Hall 20	Inspector	75,043	–
Series Forever Rose	Forever Rose	26,428	–
Series Flora Dora 20	Spun Intended	31,443	–
Series Frosted Oats	Frosted Oats	44,169	38,959
Series Future Stars Stable	Future Stars Stable	106,331	124,219
Series Gentleman Gerry	Gentleman Gerry	43,148	–
Series Going to Vegas	Going to Vegas	200,577	184,242
Series Got Stormy	Got Stormy	–	71,323
Series Grand Traverse Bay 19	Cornice Traverse	49,794	90,110
Series Grand Traverse Bay 20	Sun Valley Road	31,575	5,376
Series Heaven Street	Heaven Street	35,771	–
Series Kindle 21	Kindle 21	18,058	–
Series Knarsdale 21	Knarsdale 21	32,275	–
Series I'm a Looker 20	Pioneer Prince	170,297	–
Series Into Summer 19	Malibu Mayhem	29,884	63,507
Series Ishvana 21	Ishvana 21	11,880	–
Series Jeanne's Speight 20	Stay Fabulous	87,695	–
Series Just Louise 19	Forbidden Kingdom	78,709	61,184
Series Keertana 18	American Heiress	6,352	110,311

47

Series Kiana's Love	Kiana's Love	–	–
Series Kichiro	Kichiro	–	931
Series Lane Way	Lane Way	152,312	138,604
Series Latte Da 19	Inalattetrouble	14,763	39,480
Series Lazy Daisy	Lazy Daisy	–	–
Series Le Relais 20	Show Your Cards	125,487	–
Series Lost Empire 19	Laforgia	49,462	84,899
Series Madarnas	Madarnas	–	–
Series Madiera Wine	Madiera Wine	9,063	–
Series Major Implications	Major Implications	–	–
Series Man Among Men	Man Among Men	56,965	54,800
Series Margaret Reay 19	A Mo Reay	54,226	65,269
Series Margarita Friday 19	Straight No Chaser	103,230	28,116
Series Martita Sangrita 17	Carpe Vinum	26,337	45,213
Series Mayan Milagra 19	Tepeu	47,688	48,339
Series Midnight Sweetie 19	Dolce Notte	25,029	30,200
Series Miss Puzzle	Miss Puzzle	–	6,023
Series Miss Sakamoto	Miss Sakamoto	71,532	81,693
Series Mo Mischief	Mo Mischief	–	67,929
Series Mo Temptation	Mo Temptation	88,027	–
Series Monomoy Girl	Monomoy Girl	–	92,430
Series Moonbow 20	Cumberland Falls	57,520	–
Series Moonless Sky	Moonless Sky	–	–
Series Motion Emotion (2)	Motion Emotion	–	15,055
Series Mrs Whistler	Mrs Whistler	43,059	54,414
Series My Fast One 20	One Fast Dream	89,633	–
Series Naismith	Naismith	63,916	56,760
Series National Road	National Road	54,633	14,129
Series New York Claiming Package	New York Claiming Package	–	–
Series Night of Idiots	Night of Idiots	–	–
Series Nileist	Nileist	–	–
Series Noble Goddess	Noble Goddess	–	–
Series Northern Smile 20	Pep Rally	41,790	–
Series NY Exacta	NY Exacta	82,994	79,778

48

Series One Last Night 21	One Last Night 21	56,274	–
Series Our Miss Jones 19	Celebrity News	55,200	18,083
Series Our Jenny B	Our Jenny B	9,871	–
Series Palace Foal	Palace Foal	–	4,769
Series Patsys Kim 21	Lady Blitz	166,431	–
Series Popular Demand	Popular Demand	–	48,320
Series Power Up Paynter	Power Up Paynter	–	20,748
Series Queen Amira 19	Regal Rebel	28,359	79,597
Series Race Hunter 19	Chasing Time	109,936	156,451
Series Rosie's Alibi	Rosie's Alibi	285,325	195,534
Series Salute to America	Salute to America	39,027	61,710
Series Sarrocchi 21	Sarrocchi 21	159,234	–
Series Sauce On Side	Sauce On Side	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–
Series Sigesmund	Sigesmund	–	–
Series Silverpocketsfull 19	Iron Works	110,446	142,657
Series Smart Shopping 21	Seize the Grey	188,624	–
Series Social Dilemma	Social Dilemma	–	25,485
Series Song of Lark 21	Song of the Lark 21	83,439	–
Series Soul Beam	Soul Beam	–	–
Series Speightstown Belle 19	Ancient Royalty	–	11,130
Series Spirit 20	Phantom Ride	78,490	–
Series Squared Straight	Squared Straight	–	2,272
Series Storm Shooter	Storm Shooter	25,082	67,114
Series Street Band	Street Band	–	–
Series Sunny 18	Solar Strike	–	40,082
Series Sunsanddrinkinhand	Sunsanddrinkinhand	30,966	–
Series Sweet Sweet Annie 19	In Due Time	41,566	42,035
Series Swiss Minister	Swiss Minister	–	–
Series Takeo Squared	Takeo Squared	–	–
Series Tapitry 19	Infinite Empire	55,584	55,518
Series Tavasco Road	Tavasco Road	–	–
Series Tell All 19	Walk the Talk	25,652	40,934
Series Tell the Duchess 19	Duke of Love	74,993	54,822

49

Series The Filly Four	The Filly Four	88,633	551,197
Series The Royal Duet	The Royal Duet	54,430	–
Series Thirteen Stripes	Thirteen Stripes	41,578	42,678
Series Timeless Trick 20	Interstellar	25,500	–
Series Tizamagician	Tizamagician	27,143	75,395
Series Tufnel	Tufnel	62,330	63,592
Series Twirl Girl 21	Twirl Girl 21	12,509	–
Series Two Trail Sioux 17	Annahilate	–	5,058
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	4,282
Series Utalknboutpractice	Utalknboutpractice	–	–
Series Vertical Threat	Vertical Threat	10,233	44,348
Series Vow	Vow	55,207	92,574
Series War Safe	War Safe	66,491	34,815
Series Wayne O	Wayne O	–	11,158
Series Who Runs the World	Who Runs the World	169,555	69,514
Series Who'sbeeninmybed 19	Micro Share	91,467	118,967
Series Without Delay	Golden Quality	35,505	32,033
Series Wonder Upon a Star 19	Star Six Nine	27,036	100,200
Series Yes This Time	Yes This Time	36,386	90,124
Series You Make Luvin Fun 19	Magical Ways	116,267	106,565
Series Zestful	Zestful	–	–
Totals		$8,667,394	$7,917,288

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Operating Expenses - General and Administrative

For the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company incurred general and administrative fees of $595,392 and $374,367, respectively, an increase of $221,025. This is due to an increase in the minimum annual General and Administrative expense that is incurred by each Series, as well as certain series that incurred state and federal tax expense. In addition, many of the horses that incurred expenses in the prior period incurred a subsequent fee in the current period. The expense increases based on the size of the overall offering. These increases in offerings combined with larger offerings contributed to an overall increase in the general and administrative expense for the Company for the period ending December 31, 2022 relative to the prior period.

50

The general and administrative fees incurred on a series-by-series basis as of December 31, 2022, and December 31, 2021 are as follows:

		General and Administrative Fees
Series-Series Name	Underlying Asset	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$2,400
Series Adjust 20	Jai Ho	–	–
Series Amandrea	Amandrea	–	825
Series Ambleside Park 19	Lookwhogotlucky	3,200	5,600
Series Amers	Amers	–	–
Series Apple Down Under 19	Howboutdemapples	–	5,200
Series Ari the Adventurer 19	Kanthari	7,200	6,025
Series Ashlees Empire 20	Helicopter Money	5,200	–
Series Athenian Beauty 19	Quantum Theory	1,200	5,600
Series Authentic	Authentic	4,925	8,970
Series Awe Hush 19	Can't Hush This	4,000	5,600
Series Bajan Bashert	Bajan Bashert	–	–
Series Balletic	Balletic	7,200	3,000
Series Bella Chica	Bella Chica	–	2,300
Series Big Mel	Big Mel	–	800
Series Black Escort 19	Halofied	4,200	–
Series Bullion	Bullion	–	–
Series Cable Boss	Cable Boss	7,200	3,000
Series Cairo Kiss	Cairo Kiss	–	–
Series Carrothers	Carrothers	6,600	6,625
Series Cayala 19	Provocateur	6,708	8,000
Series Arch Support 20	Captain Sparrow	–	–
Series Chad Brown Bundle	Chad Brown Bundle	7,200	1,200
Series Chasing the Moon 20	Cuvier	–	–
Series Classic Cut	Classic Cut	7,200	3,000
Series Classofsixtythree 19	Sixtythreecaliber	5,600	5,600
Series Co Cola 19	Search Engine	7,200	5,575
Series Collusion Illusion	Collusion Illusion	2,600	8,800

51

Series Consecrate 19	Sacred Beauty	1,200	5,600
Series Courtisane 19	Tap the Gavel	7,200	5,425
Series Daddy's Joy	Daddy's Joy	2,300	2,300
Series Dancing Crane	Dancing Crane	4,100	800
Series Daring Dancer 20	Boppy	4,800	1,600
Series De Mystique 17	Dancing Destroyer	–	–
Series Deep Cover	Deep Cover	2,535	2,500
Series Demogorgon	Demogorgon	2,100	175
Series Desire Street 19	Always Hopeful	4,800	3,200
Series Echo Warrior 19	Hero Status	8,800	6,800
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	–	–
Series Enchante 21	Simply Enchanting	3,400	–
Series Elarose 21	Secret Crush	3,400	–
Series Escape Route	Escape Route	2,900	800
Series Exonerated 19	Above Suspicion	5,600	5,600
Series Fenwick Hall 20	Inspector	4,600	–
Series Forever Rose	Forever Rose	3,800	–
Series Flora Dora 20	Spun Intended	800	–
Series Frosted Oats	Frosted Oats	7,235	8,000
Series Future Stars Stable	Future Stars Stable	7,254	8,000
Series Gentleman Gerry	Gentleman Gerry	–	–
Series Going to Vegas	Going to Vegas	86,134	8,000
Series Got Stormy	Got Stormy	–	14,100
Series Grand Traverse Bay 19	Cornice Traverse	4,000	3,625
Series Grand Traverse Bay 20	Sun Valley Road	4,800	1,600
Series Heaven Street	Heaven Street	–	–
Series Kindle 21	Kindle 21	2,600	–
Series Knarsdale 21	Knarsdale 21	3,400	–
Series I'm a Looker 20	Pioneer Prince	5,200	–
Series Into Summer 19	Malibu Mayhem	12,892	4,400
Series Ishvana 21	Ishvana 21	1,000	–
Series Jeanne's Speight 20	Stay Fabulous	3,800	–

52

Series Just Louise 19	Forbidden Kingdom	5,600	5,600
Series Keertana 18	American Heiress	800	2,300
Series Kiana's Love	Kiana's Love	–	–
Series Kichiro	Kichiro	–	–
Series Lane Way	Lane Way	3,800	3,800
Series Latte Da 19	Inalattetrouble	4,662	7,200
Series Lazy Daisy	Lazy Daisy	–	–
Series Le Relais 20	Show Your Cards	27,000	–
Series Lost Empire 19	Laforgia	6,200	8,000
Series Madarnas	Madarnas	–	–
Series Madiera Wine	Madiera Wine	1,000	–
Series Major Implications	Major Implications	–	–
Series Man Among Men	Man Among Men	5,600	5,600
Series Margaret Reay 19	A Mo Reay	5,588	5,600
Series Margarita Friday 19	Straight No Chaser	6,400	4,000
Series Martita Sangrita 17	Carpe Vinum	4,296	2,300
Series Mayan Milagra 19	Tepeu	2,100	–
Series Midnight Sweetie 19	Dolce Notte	4,000	5,600
Series Miss Puzzle	Miss Puzzle	–	2,681
Series Miss Sakamoto	Miss Sakamoto	7,200	5,425
Series Mo Mischief	Mo Mischief	–	2,550
Series Mo Temptation	Mo Temptation	4,800	–
Series Monomoy Girl	Monomoy Girl	–	4,200
Series Moonbow 20	Cumberland Falls	4,200	–
Series Moonless Sky	Moonless Sky	–	–
Series Motion Emotion (2)	Motion Emotion	–	1,200
Series Mrs Whistler	Mrs Whistler	4,800	3,600
Series My Fast One 20	One Fast Dream	3,800	–
Series Naismith	Naismith	5,800	5,662
Series National Road	National Road	800	800
Series New York Claiming Package	New York Claiming Package	–	–
Series Night of Idiots	Night of Idiots	–	–

53

Series Nileist	Nileist	–	–
Series Noble Goddess	Noble Goddess	–	–
Series Northern Smile 20	Pep Rally	–	–
Series NY Exacta	NY Exacta	5,035	3,931
Series One Last Night 21	One Last Night 21	4,000	–
Series Our Miss Jones 19	Celebrity News	4,800	3,625
Series Our Jenny B	Our Jenny B	–	–
Series Palace Foal	Palace Foal	–	–
Series Patsys Kim 21	Lady Blitz	3,000	–
Series Popular Demand	Popular Demand	–	5,800
Series Power Up Paynter	Power Up Paynter	–	1,550
Series Queen Amira 19	Regal Rebel	3,225	3,225
Series Race Hunter 19	Chasing Time	7,398	5,575
Series Rosie's Alibi	Rosie's Alibi	7,200	3,000
Series Salute to America	Salute to America	4,800	3,225
Series Sarrocchi 21	Sarrocchi 21	3,400	–
Series Sauce On Side	Sauce On Side	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–
Series Sigesmund	Sigesmund	–	–
Series Silverpocketsfull 19	Iron Works	7,200	6,200
Series Smart Shopping 21	Seize the Grey	4,000	–
Series Social Dilemma	Social Dilemma	–	6,763
Series Song of Lark 21	Song of the Lark 21	2,400	–
Series Soul Beam	Soul Beam	–	–
Series Speightstown Belle 19	Ancient Royalty	–	2,000
Series Spirit 20	Phantom Ride	4,850	–
Series Squared Straight	Squared Straight	–	800
Series Storm Shooter	Storm Shooter	119	4,250
Series Street Band	Street Band	–	–
Series Sunny 18	Solar Strike	–	800
Series Sunsanddrinkinhand	Sunsanddrinkinhand	3,070	–
Series Sweet Sweet Annie 19	In Due Time	3,600	–

54

Series Swiss Minister	Swiss Minister	–	–
Series Takeo Squared	Takeo Squared	–	–
Series Tapitry 19	Infinite Empire	5,600	5,600
Series Tavasco Road	Tavasco Road	–	–
Series Tell All 19	Walk the Talk	4,200	800
Series Tell the Duchess 19	Duke of Love	4,800	3,200
Series The Filly Four	The Filly Four	27,347	7,198
Series The Royal Duet	The Royal Duet	3,400	–
Series Thirteen Stripes	Thirteen Stripes	7,700	6,600
Series Timeless Trick 20	Interstellar	–	–
Series Tizamagician	Tizamagician	10,040	2,300
Series Tufnel	Tufnel	7,200	3,000
Series Twirl Girl 21	Twirl Girl 21	–	–
Series Two Trail Sioux 17	Annahilate	–	800
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	800
Series Utalknboutpractice	Utalknboutpractice	–	–
Series Vertical Threat	Vertical Threat	10,233	20,163
Series Vow	Vow	4,800	3,775
Series War Safe	War Safe	4,800	2,400
Series Wayne O	Wayne O	–	-750
Series Who Runs the World	Who Runs the World	7,200	3,175
Series Who'sbeeninmybed 19	Micro Share	8,000	6,200
Series Without Delay	Golden Quality	4,205	–
Series Wonder Upon a Star 19	Star Six Nine	10,975	6,175
Series Yes This Time	Yes This Time	3,053	–
Series You Make Luvin Fun 19	Magical Ways	7,215	5,425
Series Zestful	Zestful	–	–
Totals		$595,392	$374,367

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

55

Operating Expenses – Management Fee

For the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company incurred Management Fee expenses of $2,052,264 and $1,949,857, respectively, an increase of $552,407. The increase is due primarily to the quantity and value of the overall offerings during the current period relative to the prior period. In addition, the increase in offerings combined with higher race earnings during the current period contributed to the increase from the prior period.

The Management Fee expenses on a series-by-series basis as of December 31, 2022, and December 31, 2021 are as follows:

		Management Fee
Series-Series Name	Underlying Asset	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$57,382
Series Adjust 20	Jai Ho	19,294	–
Series Amandrea	Amandrea	–	475
Series Ambleside Park 19	Lookwhogotlucky	376	90
Series Amers	Amers	–	–
Series Apple Down Under 19	Howboutdemapples	–	1,505
Series Ari the Adventurer 19	Kanthari	1,836	65,025
Series Ashlees Empire 20	Helicopter Money	40,200	–
Series Athenian Beauty 19	Quantum Theory	774	23
Series Authentic	Authentic	153,333	–
Series Awe Hush 19	Can't Hush This	2,149	–
Series Bajan Bashert	Bajan Bashert	18,200	–
Series Balletic	Balletic	87,132	33,708
Series Bella Chica	Bella Chica	–	–
Series Big Mel	Big Mel	–	–
Series Black Escort 19	Halofied	2,950	8,850
Series Bullion	Bullion	–	–
Series Cable Boss	Cable Boss	40,609	33,596
Series Cairo Kiss	Cairo Kiss	–	–
Series Carrothers	Carrothers	19,699	60,909
Series Cayala 19	Provocateur	8,508	922
Series Arch Support 20	Captain Sparrow	15,435	–
Series Chad Brown Bundle	Chad Brown Bundle	175,541	–
Series Chasing the Moon 20	Cuvier	–	–
Series Classic Cut	Classic Cut	–	76,500
Series Classofsixtythree 19	Sixtythreecaliber	18,477	–

56

Series Co Cola 19	Search Engine	5,174	81,337
Series Collusion Illusion	Collusion Illusion	27	113
Series Consecrate 19	Sacred Beauty	369	360
Series Courtisane 19	Tap the Gavel	4,443	74,025
Series Daddy's Joy	Daddy's Joy	2,501	1,707
Series Dancing Crane	Dancing Crane	190	18,480
Series Daring Dancer 20	Boppy	15,188	–
Series De Mystique 17	Dancing Destroyer	–	–
Series Deep Cover	Deep Cover	7,831	3,850
Series Demogorgon	Demogorgon	–	19,660
Series Desire Street 19	Always Hopeful	1,398	30,538
Series Echo Warrior 19	Hero Status	27,022	33,643
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	29,895	–
Series Enchante 21	Simply Enchanting	54,831	–
Series Elarose 21	Secret Crush	111,470	–
Series Escape Route	Escape Route	4,500	3,210
Series Exonerated 19	Above Suspicion	344	–
Series Fenwick Hall 20	Inspector	48,480	–
Series Forever Rose	Forever Rose	–	–
Series Flora Dora 20	Spun Intended	14,402	–
Series Frosted Oats	Frosted Oats	2,768	1,261
Series Future Stars Stable	Future Stars Stable	8,302	2,844
Series Gentleman Gerry	Gentleman Gerry	20,000	–
Series Going to Vegas	Going to Vegas	18,666	87,120
Series Got Stormy	Got Stormy	–	57,223
Series Grand Traverse Bay 19	Cornice Traverse	632	50,400
Series Grand Traverse Bay 20	Sun Valley Road	13,650	–
Series Heaven Street	Heaven Street	20,000	–
Series Kindle 21	Kindle 21	–	–
Series Knarsdale 21	Knarsdale 21	–	–
Series I'm a Looker 20	Pioneer Prince	116,000	–
Series Into Summer 19	Malibu Mayhem	554	37,179

57

Series Ishvana 21	Ishvana 21	–	–
Series Jeanne's Speight 20	Stay Fabulous	61,802	–
Series Just Louise 19	Forbidden Kingdom	22,109	4,584
Series Keertana 18	American Heiress	–	61
Series Kiana's Love	Kiana's Love	–	–
Series Kichiro	Kichiro	–	–
Series Lane Way	Lane Way	17,580	4,007
Series Latte Da 19	Inalattetrouble	–	–
Series Lazy Daisy	Lazy Daisy	–	–
Series Le Relais 20	Show Your Cards	74,250	–
Series Lost Empire 19	Laforgia	77	399
Series Madarnas	Madarnas	–	–
Series Madiera Wine	Madiera Wine	7,000	–
Series Major Implications	Major Implications	–	–
Series Man Among Men	Man Among Men	2,165	–
Series Margaret Reay 19	A Mo Reay	2,201	5,002
Series Margarita Friday 19	Straight No Chaser	58,330	150
Series Martita Sangrita 17	Carpe Vinum	4,574	588
Series Mayan Milagra 19	Tepeu	8,921	23,080
Series Midnight Sweetie 19	Dolce Notte	–	–
Series Miss Puzzle	Miss Puzzle	–	–
Series Miss Sakamoto	Miss Sakamoto	11,832	39,844
Series Mo Mischief	Mo Mischief	–	3,046
Series Mo Temptation	Mo Temptation	60,900	–
Series Monomoy Girl	Monomoy Girl	–	88,230
Series Moonbow 20	Cumberland Falls	43,000	–
Series Moonless Sky	Moonless Sky	–	–
Series Motion Emotion (2)	Motion Emotion	–	13,855
Series Mrs Whistler	Mrs Whistler	10,259	31,462
Series My Fast One 20	One Fast Dream	66,000	–
Series Naismith	Naismith	3,366	1,098
Series National Road	National Road	20,000	–

58

Series New York Claiming Package	New York Claiming Package	–	–
Series Night of Idiots	Night of Idiots	–	–
Series Nileist	Nileist	–	–
Series Noble Goddess	Noble Goddess	–	–
Series Northern Smile 20	Pep Rally	18,000	–
Series NY Exacta	NY Exacta	6,292	4,180
Series One Last Night 21	One Last Night 21	34,280	–
Series Our Miss Jones 19	Celebrity News	29,400	–
Series Our Jenny B	Our Jenny B	5,008	–
Series Palace Foal	Palace Foal	–	–
Series Patsys Kim 21	Lady Blitz	118,872	–
Series Popular Demand	Popular Demand	–	–
Series Power Up Paynter	Power Up Paynter	–	650
Series Queen Amira 19	Regal Rebel	69	50,065
Series Race Hunter 19	Chasing Time	15,038	89,938
Series Rosie's Alibi	Rosie's Alibi	59,375	106,092
Series Salute to America	Salute to America	6,227	41,055
Series Sarrocchi 21	Sarrocchi 21	126,691	–
Series Sauce On Side	Sauce On Side	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–
Series Sigesmund	Sigesmund	–	–
Series Silverpocketsfull 19	Iron Works	5,071	68,085
Series Smart Shopping 21	Seize the Grey	142,850	–
Series Social Dilemma	Social Dilemma	–	18,723
Series Song of Lark 21	Song of the Lark 21	65,123	–
Series Soul Beam	Soul Beam	–	–
Series Speightstown Belle 19	Ancient Royalty	–	–
Series Spirit 20	Phantom Ride	50,400	–
Series Squared Straight	Squared Straight	–	–
Series Storm Shooter	Storm Shooter	1,576	2,864
Series Street Band	Street Band	–	–
Series Sunny 18	Solar Strike	–	–

59

Series Sunsanddrinkinhand	Sunsanddrinkinhand	14,378	–
Series Sweet Sweet Annie 19	In Due Time	11,642	20,220
Series Swiss Minister	Swiss Minister	–	–
Series Takeo Squared	Takeo Squared	–	–
Series Tapitry 19	Infinite Empire	784	718
Series Tavasco Road	Tavasco Road	–	–
Series Tell All 19	Walk the Talk	–	18,156
Series Tell the Duchess 19	Duke of Love	40,443	33,102
Series The Filly Four	The Filly Four	2,150	27,131
Series The Royal Duet	The Royal Duet	–	–
Series Thirteen Stripes	Thirteen Stripes	545	3,850
Series Timeless Trick 20	Interstellar	12,000	–
Series Tizamagician	Tizamagician	3,599	32,580
Series Tufnel	Tufnel	530	47,830
Series Twirl Girl 21	Twirl Girl 21	5,565	–
Series Two Trail Sioux 17	Annahilate	–	–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	–
Series Utalknboutpractice	Utalknboutpractice	–	–
Series Vertical Threat	Vertical Threat	–	5,484
Series Vow	Vow	1,407	54,933
Series War Safe	War Safe	30,191	15,308
Series Wayne O	Wayne O	–	214
Series Who Runs the World	Who Runs the World	55,255	24,305
Series Who'sbeeninmybed 19	Micro Share	3,142	57,038
Series Without Delay	Golden Quality	3,800	15,200
Series Wonder Upon a Star 19	Star Six Nine	–	55,500
Series Yes This Time	Yes This Time	–	56,433
Series You Make Luvin Fun 19	Magical Ways	25,052	42,863
Series Zestful	Zestful	–	–
Totals		$2,502,264	$1,949,857

________________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

60

Operating Expenses – Depreciation

For the twelve-month periods ended December 31, 2022, and December 31, 2021, the depreciation was $5,569,738 and $5,593,064, respectively, a decrease of $23,236. The decrease is minimal as both the quantity and the value of the overall assets remained relatively equal to the period ending December 31, 2021. This is primarily attributed to the Company acquiring an equivalent value of horses in both periods. The method of calculating depreciation remained unchanged during the current period.

The depreciation on a series-by-series basis as of December 31, 2022, and December 31, 2021 are as follows:

		Depreciation
Series-Series Name	Underlying Asset	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$–
Series Adjust 20	Jai Ho	17,720	–
Series Amandrea	Amandrea	–	20,492
Series Ambleside Park 19	Lookwhogotlucky	7,901	15,717
Series Amers	Amers	–	–
Series Apple Down Under 19	Howboutdemapples	–	19,500
Series Ari the Adventurer 19	Kanthari	102,638	79,185
Series Ashlees Empire 20	Helicopter Money	7,073	–
Series Athenian Beauty 19	Quantum Theory	2,098	15,000
Series Authentic	Authentic	1,249,407	1,656,698
Series Awe Hush 19	Can't Hush This	37,258	66,000
Series Bajan Bashert	Bajan Bashert	2,509	–
Series Balletic	Balletic	157,500	61,815
Series Bella Chica	Bella Chica	0	8,333
Series Big Mel	Big Mel	–	132,540
Series Black Escort 19	Halofied	17,496	12,630
Series Bullion	Bullion	–	–
Series Cable Boss	Cable Boss	98,175	38,531
Series Cairo Kiss	Cairo Kiss	–	–
Series Carrothers	Carrothers	99,364	90,502
Series Cayala 19	Provocateur	72,081	82,000
Series Arch Support 20	Captain Sparrow	14,176	–
Series Chad Brown Bundle	Chad Brown Bundle	211,208	45,671
Series Chasing the Moon 20	Cuvier	–	–

61

Series Classic Cut	Classic Cut	84,000	33,194
Series Classofsixtythree 19	Sixtythreecaliber	41,667	41,667
Series Co Cola 19	Search Engine	111,563	77,105
Series Collusion Illusion	Collusion Illusion	51,944	183,333
Series Consecrate 19	Sacred Beauty	1,269	10,932
Series Courtisane 19	Tap the Gavel	80,500	55,637
Series Daddy's Joy	Daddy's Joy	5,338	15,998
Series Dancing Crane	Dancing Crane	16,909	24,707
Series Daring Dancer 20	Boppy	15,750	4,856
Series De Mystique 17	Dancing Destroyer	–	–
Series Deep Cover	Deep Cover	27,333	27,167
Series Demogorgon	Demogorgon	30,000	5,484
Series Desire Street 19	Always Hopeful	28,560	18,196
Series Echo Warrior 19	Hero Status	56,700	44,811
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	23,160	–
Series Enchante 21	Simply Enchanting	29,645	–
Series Elarose 21	Secret Crush	31,500	–
Series Escape Route	Escape Route	14,133	14,133
Series Exonerated 19	Above Suspicion	28,700	23,575
Series Fenwick Hall 20	Inspector	21,963	–
Series Forever Rose	Forever Rose	22,628	–
Series Flora Dora 20	Spun Intended	16,241	–
Series Frosted Oats	Frosted Oats	34,167	29,698
Series Future Stars Stable	Future Stars Stable	90,776	113,375
Series Gentleman Gerry	Gentleman Gerry	23,148	–
Series Going to Vegas	Going to Vegas	95,777	89,121
Series Got Stormy	Got Stormy	–	–
Series Grand Traverse Bay 19	Cornice Traverse	45,161	36,085
Series Grand Traverse Bay 20	Sun Valley Road	13,125	3,776
Series Heaven Street	Heaven Street	15,771	–
Series Kindle 21	Kindle 21	15,458	–
Series Knarsdale 21	Knarsdale 21	28,875	–
Series I'm a Looker 20	Pioneer Prince	49,097	–
Series Into Summer 19	Malibu Mayhem	16,439	21,928

62

Series Ishvana 21	Ishvana 21	10,880	–
Series Jeanne's Speight 20	Stay Fabulous	22,094	–
Series Just Louise 19	Forbidden Kingdom	51,000	51,000
Series Keertana 18	American Heiress	5,552	107,950
Series Kiana's Love	Kiana's Love	–	–
Series Kichiro	Kichiro	–	931
Series Lane Way	Lane Way	130,932	130,797
Series Latte Da 19	Inalattetrouble	10,101	32,280
Series Lazy Daisy	Lazy Daisy	–	–
Series Le Relais 20	Show Your Cards	24,237	–
Series Lost Empire 19	Laforgia	43,185	76,500
Series Madarnas	Madarnas	–	–
Series Madiera Wine	Madiera Wine	1,063	–
Series Major Implications	Major Implications	–	–
Series Man Among Men	Man Among Men	49,200	49,200
Series Margaret Reay 19	A Mo Reay	46,437	54,667
Series Margarita Friday 19	Straight No Chaser	38,500	23,966
Series Martita Sangrita 17	Carpe Vinum	17,467	42,325
Series Mayan Milagra 19	Tepeu	36,667	25,259
Series Midnight Sweetie 19	Dolce Notte	21,029	24,600
Series Miss Puzzle	Miss Puzzle	–	3,343
Series Miss Sakamoto	Miss Sakamoto	52,500	36,424
Series Mo Mischief	Mo Mischief	–	62,333
Series Mo Temptation	Mo Temptation	22,327	–
Series Monomoy Girl	Monomoy Girl	–	–
Series Moonbow 20	Cumberland Falls	10,320	–
Series Moonless Sky	Moonless Sky	–	–
Series Motion Emotion (2)	Motion Emotion	–	–
Series Mrs Whistler	Mrs Whistler	28,000	19,352
Series My Fast One 20	One Fast Dream	19,833	–
Series Naismith	Naismith	54,750	50,000
Series National Road	National Road	33,833	13,329

63

Series New York Claiming Package	New York Claiming Package	–	–
Series Night of Idiots	Night of Idiots	–	–
Series Nileist	Nileist	–	–
Series Noble Goddess	Noble Goddess	–	–
Series Northern Smile 20	Pep Rally	23,790	–
Series NY Exacta	NY Exacta	71,667	71,667
Series One Last Night 21	One Last Night 21	17,994	–
Series Our Miss Jones 19	Celebrity News	21,000	14,458
Series Our Jenny B	Our Jenny B	4,863	–
Series Palace Foal	Palace Foal	–	4,769
Series Patsys Kim 21	Lady Blitz	44,559	–
Series Popular Demand	Popular Demand	–	42,520
Series Power Up Paynter	Power Up Paynter	–	18,548
Series Queen Amira 19	Regal Rebel	25,065	26,307
Series Race Hunter 19	Chasing Time	87,500	60,937
Series Rosie's Alibi	Rosie's Alibi	218,750	86,442
Series Salute to America	Salute to America	28,000	17,430
Series Sarrocchi 21	Sarrocchi 21	29,142	–
Series Sauce On Side	Sauce On Side	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–
Series Sigesmund	Sigesmund	–	–
Series Silverpocketsfull 19	Iron Works	98,175	68,372
Series Smart Shopping 21	Seize the Grey	41,774	–
Series Social Dilemma	Social Dilemma	–	–
Series Song of Lark 21	Song of the Lark 21	15,916	–
Series Soul Beam	Soul Beam	–	–
Series Speightstown Belle 19	Ancient Royalty	–	9,130
Series Spirit 20	Phantom Ride	23,240	–
Series Squared Straight	Squared Straight	–	1,472
Series Storm Shooter	Storm Shooter	23,387	60,000
Series Street Band	Street Band	–	–
Series Sunny 18	Solar Strike	–	39,282

64

Series Sunsanddrinkinhand	Sunsanddrinkinhand	13,518	–
Series Sweet Sweet Annie 19	In Due Time	26,324	21,815
Series Swiss Minister	Swiss Minister	–	–
Series Takeo Squared	Takeo Squared	–	–
Series Tapitry 19	Infinite Empire	49,200	49,200
Series Tavasco Road	Tavasco Road	–	–
Series Tell All 19	Walk the Talk	21,452	21,978
Series Tell the Duchess 19	Duke of Love	29,750	18,519
Series The Filly Four	The Filly Four	59,136	516,868
Series The Royal Duet	The Royal Duet	51,030	–
Series Thirteen Stripes	Thirteen Stripes	33,333	32,228
Series Timeless Trick 20	Interstellar	13,500	–
Series Tizamagician	Tizamagician	13,505	40,515
Series Tufnel	Tufnel	54,600	12,762
Series Twirl Girl 21	Twirl Girl 21	6,944	–
Series Two Trail Sioux 17	Annahilate	–	4,258
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	3,482
Series Utalknboutpractice	Utalknboutpractice	–	–
Series Vertical Threat	Vertical Threat	–	18,701
Series Vow	Vow	49,000	33,866
Series War Safe	War Safe	31,500	17,107
Series Wayne O	Wayne O	–	11,694
Series Who Runs the World	Who Runs the World	107,100	42,034
Series Who'sbeeninmybed 19	Micro Share	80,325	55,728
Series Without Delay	Golden Quality	27,500	16,833
Series Wonder Upon a Star 19	Star Six Nine	16,061	38,525
Series Yes This Time	Yes This Time	33,333	33,692
Series You Make Luvin Fun 19	Magical Ways	84,000	58,278
Series Zestful	Zestful	–	–
Totals		$5,569,738	$5,593,064

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

65

Other Expense – Loss on Horse Retirement

For the twelve-month periods ended December 31, 2022, and December 31, 2021, the loss on horse retirement was a gain of $147,376 and a loss of $677,233, respectively, an decrease of $824,609. The decrease is due to the timing and the change in remaining net asset value at the close out of the respective Series in the given period.

The loss on horse retirement on a series-by-series basis as of December 31, 2022, and December 31, 2021 are as follows:

		Gain(Loss) on Horse
Series-Series Name	Underlying Asset	31-Dec-22	31-Dec-21
Series Action Bundle (1)	Action Bundle	$–	$–
Series Adjust 20	Jai Ho	–	–
Series Amandrea	Amandrea	–	(42,083)
Series Ambleside Park 19	Lookwhogotlucky	(19,123)	–
Series Amers	Amers	–	–
Series Apple Down Under 19	Howboutdemapples	–	(5,883)
Series Ari the Adventurer 19	Kanthari	–	–
Series Ashlees Empire 20	Helicopter Money	–	–
Series Athenian Beauty 19	Quantum Theory	7,807	–
Series Authentic	Authentic	–	–
Series Awe Hush 19	Can't Hush This	(48,859)	–
Series Bajan Bashert	Bajan Bashert	–	–
Series Balletic	Balletic	–	–
Series Bella Chica	Bella Chica	–	–
Series Big Mel	Big Mel	–	(223,996)
Series Black Escort 19	Halofied	(19,875)	–
Series Bullion	Bullion	–	–
Series Cable Boss	Cable Boss	–	–
Series Cairo Kiss	Cairo Kiss	–	–
Series Carrothers	Carrothers	(121,014)	–
Series Cayala 19	Provocateur	4,417	–
Series Arch Support 20	Captain Sparrow	–	–
Series Chad Brown Bundle	Chad Brown Bundle	–	–
Series Chasing the Moon 20	Cuvier	–	–
Series Classic Cut	Classic Cut	–	–
Series Classofsixtythree 19	Sixtythreecaliber	–	–

66

Series Co Cola 19	Search Engine	–	–
Series Collusion Illusion	Collusion Illusion	(219,056)	–
Series Consecrate 19	Sacred Beauty	(11,598)	–
Series Courtisane 19	Tap the Gavel	–	–
Series Daddy's Joy	Daddy's Joy	–	–
Series Dancing Crane	Dancing Crane	(12,984)	–
Series Daring Dancer 20	Boppy	–	–
Series De Mystique 17	Dancing Destroyer	–	–
Series Deep Cover	Deep Cover	–	–
Series Demogorgon	Demogorgon	–	–
Series Desire Street 19	Always Hopeful	–	–
Series Echo Warrior 19	Hero Status	–	–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	(20,164)	–
Series Enchante 21	Simply Enchanting	–	–
Series Elarose 21	Secret Crush	–	–
Series Escape Route	Escape Route	–	–
Series Exonerated 19	Above Suspicion	–	–
Series Fenwick Hall 20	Inspector	–	–
Series Forever Rose	Forever Rose	–	–
Series Flora Dora 20	Spun Intended	–	–
Series Frosted Oats	Frosted Oats	–	–
Series Future Stars Stable	Future Stars Stable	8,320	8,500
Series Gentleman Gerry	Gentleman Gerry	–	–
Series Going to Vegas	Going to Vegas	476,810	–
Series Got Stormy	Got Stormy	–	–
Series Grand Traverse Bay 19	Cornice Traverse	(58,099)	–
Series Grand Traverse Bay 20	Sun Valley Road	–	–
Series Heaven Street	Heaven Street	–	–
Series Kindle 21	Kindle 21	–	–
Series Knarsdale 21	Knarsdale 21	–	–
Series I'm a Looker 20	Pioneer Prince	–	–
Series Into Summer 19	Malibu Mayhem	(57,183)	–
Series Ishvana 21	Ishvana 21	–	–
Series Jeanne's Speight 20	Stay Fabulous	–	–

67

Series Just Louise 19	Forbidden Kingdom	–	–
Series Keertana 18	American Heiress	(5,659)	–
Series Kiana's Love	Kiana's Love	–	–
Series Kichiro	Kichiro	–	(4,528)
Series Lane Way	Lane Way	–	–
Series Latte Da 19	Inalattetrouble	(26,305)	–
Series Lazy Daisy	Lazy Daisy	–	8,713
Series Le Relais 20	Show Your Cards	12,237	–
Series Lost Empire 19	Laforgia	(86,015)	–
Series Madarnas	Madarnas	–	–
Series Madiera Wine	Madiera Wine	1,063	–
Series Major Implications	Major Implications	–	–
Series Man Among Men	Man Among Men	–	–
Series Margaret Reay 19	A Mo Reay	82,337	–
Series Margarita Friday 19	Straight No Chaser	–	–
Series Martita Sangrita 17	Carpe Vinum	9,414	–
Series Mayan Milagra 19	Tepeu	–	–
Series Midnight Sweetie 19	Dolce Notte	37,560	–
Series Miss Puzzle	Miss Puzzle	–	7,851
Series Miss Sakamoto	Miss Sakamoto	–	–
Series Mo Mischief	Mo Mischief	–	(112,968)
Series Mo Temptation	Mo Temptation	–	–
Series Monomoy Girl	Monomoy Girl	–	–
Series Moonbow 20	Cumberland Falls	–	–
Series Moonless Sky	Moonless Sky	–	–
Series Motion Emotion (2)	Motion Emotion	–	–
Series Mrs Whistler	Mrs Whistler	–	–
Series My Fast One 20	One Fast Dream	–	–
Series Naismith	Naismith	–	–
Series National Road	National Road	–	–
Series New York Claiming Package	New York Claiming Package	–	–
Series Night of Idiots	Night of Idiots	–	–

68

Series Nileist	Nileist	–	–
Series Noble Goddess	Noble Goddess	–	–
Series Northern Smile 20	Pep Rally	–	–
Series NY Exacta	NY Exacta	–	–
Series One Last Night 21	One Last Night 21	–	–
Series Our Miss Jones 19	Celebrity News	–	–
Series Our Jenny B	Our Jenny B	–	–
Series Palace Foal	Palace Foal	–	–
Series Patsys Kim 21	Lady Blitz	–	–
Series Popular Demand	Popular Demand	–	(86,491)
Series Power Up Paynter	Power Up Paynter	–	(9,785)
Series Queen Amira 19	Regal Rebel	(52,128)	–
Series Race Hunter 19	Chasing Time	–	–
Series Rosie's Alibi	Rosie's Alibi	–	–
Series Salute to America	Salute to America	–	–
Series Sarrocchi 21	Sarrocchi 21	–	–
Series Sauce On Side	Sauce On Side	–	–
Series Shake It Up Baby	Shake It Up Baby	–	–
Series Sigesmund	Sigesmund	–	–
Series Silverpocketsfull 19	Iron Works	–	–
Series Smart Shopping 21	Seize the Grey	–	–
Series Social Dilemma	Social Dilemma	–	–
Series Song of Lark 21	Song of the Lark 21	–	–
Series Soul Beam	Soul Beam	–	–
Series Speightstown Belle 19	Ancient Royalty	–	17,236
Series Spirit 20	Phantom Ride	–	–
Series Squared Straight	Squared Straight	–	(4,153)
Series Storm Shooter	Storm Shooter	(35,946)	–
Series Street Band	Street Band	–	–
Series Sunny 18	Solar Strike	–	(119,421)
Series Sunsanddrinkinhand	Sunsanddrinkinhand	(48,982)	–
Series Sweet Sweet Annie 19	In Due Time	229,188	–
Series Swiss Minister	Swiss Minister	–	–
Series Takeo Squared	Takeo Squared	–	–

69

Series Tapitry 19	Infinite Empire	–	–
Series Tavasco Road	Tavasco Road	–	–
Series Tell All 19	Walk the Talk	(40,570)	–
Series Tell the Duchess 19	Duke of Love	–	–
Series The Filly Four	The Filly Four	262,463	(29,870)
Series The Royal Duet	The Royal Duet	–	–
Series Thirteen Stripes	Thirteen Stripes	–	–
Series Timeless Trick 20	Interstellar	–	–
Series Tizamagician	Tizamagician	32,400	–
Series Tufnel	Tufnel	–	–
Series Twirl Girl 21	Twirl Girl 21	–	–
Series Two Trail Sioux 17	Annahilate	–	(28,742)
Series Two Trail Sioux 17K	Two Trail Sioux 17K	–	(7,518)
Series Utalknboutpractice	Utalknboutpractice	–	–
Series Vertical Threat	Vertical Threat	–	169,211
Series Vow	Vow	–	–
Series War Safe	War Safe	–	–
Series Wayne O	Wayne O	–	(213,306)
Series Who Runs the World	Who Runs the World	–	–
Series Who'sbeeninmybed 19	Micro Share	–	–
Series Without Delay	Golden Quality	(40,667)	–
Series Wonder Upon a Star 19	Star Six Nine	(92,414)	–
Series Yes This Time	Yes This Time	–	–
Series You Make Luvin Fun 19	Magical Ways	–	–
Series Zestful	Zestful	–	–
Totals		$147,376	$(677,233)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

As a result, the Company’s aggregate net loss across all series for the twelve-month periods ended December 31, 2022, and December 31, 2021 was $8,494,334 and $10,308,528, respectively.

70

Liquidity and Capital Resources – For the Years Ended December 31, 2022 and 2021

During the years ended December 31, 2022 and 2021, the Company has relied on advances from founders, raising capital to fund its operations and the issuance of securities under Regulation A offerings, as well as under an intrastate permit and Regulation D offering as sources of capital. The funds raised supported the repayment of manager’s loans (advanced to obtain Underlying Assets), accrue management fees and set aside cash held by the manager as horse reserve accounts to cover certain horse expenses. Additionally, the Company acquired one Underlying Asset through a loan from a strategic vendor partner.

Of the horses that were part of an offering as of December 31, 2022 that have not yet started racing and thus potential revenue-generating activities, the Company anticipates they will begin racing as follows:

Series Name	Target Revenue Generation
Series Jai Ho	Apr-23
Series Bajan Bashert	Jan-23
Series Cable Boss	Jul-23
Series Classic Cut	Mar-23
Series Boppy	Mar-23
Series Simply Enchanting	Oct-23
Series Secret Crush	Nov-23
Series Forever Rose	Nov-23
Series Kindle 21	Aug-23
Series Knarsdale 21	Aug-23
Series Pioneer Prince	Jan-23
Series Ishvana 21	Nov-23
Series Mo Temptation	Aug-23
Series One Fast Dream	Jan-23
Series One Last Night 21	Nov-23
Series Our Jenny B	Aug-23
Series-Palace Foal	N/A
Series Lady Blitz	June-23
Series Sarrocchi 21	Nov-23
Series Song of Lark 21	Nov-23
Series The Royal Duet (1)	Oct-23
Series Tufnel	Mar-23
Series Twirl Girl 21	Apr-24
Series Who Runs the World	Feb-23

(1)	The Series is comprised of two horses, one of which is expected to begin racing in May 2023, while the second one is not expected to race until July 2023.

71

The Company anticipates such horses will begin racing and, thus, potentially generating revenue as early as the above dates, which should allow such Series to maintain an ongoing reserve for Operating Expenses without the need to raise additional capital. Should such Underlying Asset need more time than anticipated in training or fails to generate sufficient revenues as expected, the Manager may loan the Series money from time-to-time to cover its Operating Expenses. The Company has purchased insurance for such Underlying Assets.

The Company (if viewed as if it were a separate and distinct entity apart from its Series) will not have much, if any, need for cash reserves and, instead, each Series will have liquidity needs that are built into Operating Expense reserves and covered by future revenue-generating activities. Specifically, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such Series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter. Further, in the event that a Series is not fully subscribed, or needs additional funding beyond the Operating Expense reserves, (i) the Manager and/or its affiliates may exercise their right to purchase interests in the Series on the same terms and conditions as the investors, (ii) if such Underlying Asset was originally acquired by the Company or an affiliate pursuant to a Profit Participation Convertible Promissory Note or similar instrument, such party may exercise its conversion rights, and/or (iii) the Series may obtain a loan from the Manager, affiliates or third parties to obtain sufficient working capital to operate the underlying asset.

During the next 12 months, the Company intends to fund its operations, including those of its Series with funding from a Regulation A offering campaign, loans from its Manager and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short-term capital, it may cease operations. The financial statements and related notes thereto included in this Annual Report do not include any adjustments that might result from these uncertainties.

Horse Reserve Funds

During the twelve-month periods ended December 31, 2022, and December 31, 2021, the Company had a total of $4,226,464 and $3,668,322, respectively, in reserve funds held by the Manager for each series of an Underlying Asset as outlined below.

As of December 31, 2022, the Company’s positions of borrowings and amounts owed to it by the Manager are as follows:

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series	Horse Reserves to Last Through
Series Action Bundle (1)	$–	$–	$–	$–
Series Adjust 20	12,438	–	12,438	45,016
Series Amandrea	–	–	–
Series Ambleside Park 19	–	–	–
Series Amers	–	–	–
Series Apple Down Under 19	–	–	–
Series Ari the Adventurer 19	22,438	–	22,438	45,016
Series Ashlees Empire 20	91,770	–	91,770	45,016
Series Athenian Beauty 19	–	–	–
Series Authentic	(189,569)	–	(189,569)	45,016

72

Series Awe Hush 19	–	–	–
Series Bajan Bashert	18,982	(25,800)	(6,818)	45,016
Series Balletic	87,248	–	87,248	45,016
Series Bella Chica	–	–	–
Series Big Mel	–	–	–
Series Black Escort 19	11,542	–	11,542	45,016
Series Bullion	–	–	–
Series Cable Boss	63,107	–	63,107	45,016
Series Cairo Kiss	–	–	–
Series Carrothers	21,631	–	21,631	45,016
Series Cayala 19	31,124	–	31,124	45,016
Series Arch Support 20	7,715	–	7,715	45,016
Series Chad Brown Bundle	189,967	–	189,967	45,016
Series Chasing the Moon 20	–	–	–
Series Classic Cut	99,394	–	99,394	45,016
Series Classofsixtythree 19	25,172	–	25,172	45,016
Series Co Cola 19	43,029	–	43,029	45,016
Series Collusion Illusion	–	–	–
Series Consecrate 19	–	–	–
Series Courtisane 19	51,353	–	51,353	45,016
Series Daddy's Joy	–	–	–
Series Dancing Crane	(600)	–	(600)	45,016
Series Daring Dancer 20	21,923	–	21,923	45,016
Series De Mystique 17	–	–	–
Series Deep Cover	1,880	–	1,880	45,016
Series Demogorgon	4,134	–	4,134	45,016
Series Desire Street 19	26,621	–	26,621	45,016
Series Echo Warrior 19	42,004	–	42,004	45,016
Series Edge Racing Summer Fun	92,512	–	92,512	45,016
Series Enchante 21	142,831	(271,512)	(128,681)	45,016
Series Elarose 21	157,696	(112,046)	45,649	45,016
Series Escape Route	(8,247)	–	(8,247)	45,016

73

Series Exonerated 19	8,080	–	8,080	45,016
Series Fenwick Hall 20	65,134	–	65,134	45,016
Series Forever Rose	(18,468)	(118,142)	(136,610)	45,016
Series Flora Dora 20	1,262	–	1,262	45,016
Series Frosted Oats	16,733	–	16,733	45,016
Series Future Stars Stable	103,891	–	103,891	45,016
Series Gentleman Gerry	(1,948)	–	(1,948)	45,016
Series Going to Vegas	550,138	–	550,138	45,016
Series Got Stormy	–	–	–
Series Grand Traverse Bay 19	64,741	–	64,741	45,016
Series Grand Traverse Bay 20	19,535	103	19,638	45,016
Series Heaven Street	12,682	–	12,682	45,016
Series Kindle 21	102,460	(271,250)	(168,790)	45,016
Series Knarsdale 21	(15,989)	(275,000)	(290,989)	45,016
Series I'm a Looker 20	154,796	–	154,796	45,016
Series Into Summer 19	–	–	–
Series Ishvana 21	(15,282)	(125,000)	(140,282)	45,016
Series Jeanne's Speight 20	96,414	(794)	95,620	45,016
Series Just Louise 19	(3,896)	–	(3,896)	45,016
Series Keertana 18	–	–	–
Series Kiana's Love	–	–	–
Series Kichiro	–	–	–
Series Lane Way	32,677	–	32,677	45,016
Series Latte Da 19	–	–	–
Series Lazy Daisy	–	–	–
Series Le Relais 20	–	–	–
Series Lost Empire 19	–	–	–
Series Madarnas	–	–	–
Series Madiera Wine	2,146	–	2,146	45,016
Series Major Implications	–	–	–
Series Man Among Men	10,335	–	10,335	45,016
Series Margaret Reay 19	70,470	–	70,470	45,016

74

Series Margarita Friday 19	65,637	–	65,637	45,016
Series Martita Sangrita 17	–	–	–
Series Mayan Milagra 19	(4,467)	–	(4,467)	45,016
Series Midnight Sweetie 19	37,483	–	37,483	45,016
Series Miss Puzzle	–	–	–
Series Miss Sakamoto	35,662	46	35,708	45,016
Series Mo Mischief	–	–	–
Series Mo Temptation	96,399	–	96,399	45,016
Series Monomoy Girl	–	–	–
Series Moonbow 20	89,716	–	89,716	45,016
Series Moonless Sky	–	–	–
Series Motion Emotion (2)	–	–	–
Series Mrs Whistler	57,298	349	57,647	45,016
Series My Fast One 20	125,712	–	125,712	45,016
Series Naismith	(41,193)	–	(41,193)	45,016
Series National Road	2,500	–	2,500	45,016
Series New York Claiming Package	–	–	–
Series Night of Idiots	–	–	–
Series Nileist	–	–	–
Series Noble Goddess	–	–	–
Series Northern Smile 20	(7,991)	–	(7,991)	45,016
Series NY Exacta	(58,119)	–	(58,119)	45,016
Series One Last Night 21	104,736	(144,666)	(39,930)	45,016
Series Our Miss Jones 19	25,280	–	25,280	45,016
Series Our Jenny B	46,528	(59,880)	(13,352)	45,016
Series Palace Foal	(6,171)	–	(6,171)	45,016
Series Patsys Kim 21	149,796	(105,838)	43,958	45,016
Series Popular Demand	–	–	–
Series Power Up Paynter	–	–	–
Series Queen Amira 19	–	–	–
Series Race Hunter 19	25,082	–	25,082	45,016
Series Rosie's Alibi	95,726	–	95,726	45,016

75

Series Salute to America	46,947	–	46,947	45,016
Series Sarrocchi 21	183,394	(59,619)	123,774	45,016
Series Sauce On Side	–	–	–
Series Shake It Up Baby	–	–	–
Series Sigesmund	–	–	–
Series Silverpocketsfull 19	60,565	–	60,565	45,016
Series Smart Shopping 21	144,006	–	144,006	45,016
Series Social Dilemma	–	–	–
Series Song of Lark 21	95,883	(46,375)	49,507	45,016
Series Soul Beam	–	–	–
Series Speightstown Belle 19	–	–	–
Series Spirit 20	70,575	–	70,575	45,016
Series Squared Straight	–	–	–
Series Storm Shooter	–	–	–
Series Street Band	–	–	–
Series Sunny 18	–	–	–
Series Sunsanddrinkinhand	666	–	666	45,016
Series Sweet Sweet Annie 19	(4,876)	–	(4,876)	45,016
Series Swiss Minister	–	–	–
Series Takeo Squared	–	–	–
Series Tapitry 19	10,224	–	10,224	45,016
Series Tavasco Road	–	–	–
Series Tell All 19	(600)	–	(600)	45,016
Series Tell the Duchess 19	39,504	–	39,504	45,016
Series The Filly Four	32,677	–	32,677	45,016
Series The Royal Duet	(2,062)	(541,331)	(543,393)	45,016
Series Thirteen Stripes	(13,938)	–	(13,938)	45,016
Series Timeless Trick 20	(3,280)	–	(3,280)	45,016
Series Tizamagician	13,911	–	13,911	45,016
Series Tufnel	59,914	–	59,914	45,016
Series Twirl Girl 21	47,677	(87,165)	(39,488)	45,016
Series Two Trail Sioux 17	–	–	–

76

Series Two Trail Sioux 17K	–	–	–
Series Utalknboutpractice	–	–	–
Series Vertical Threat	–	–	–
Series Vow	63,922	–	63,922	45,016
Series War Safe	62,106	–	62,106	45,016
Series Wayne O	–	–	–
Series Who Runs the World	70,211	–	70,211	45,016
Series Who'sbeeninmybed 19	48,528	–	48,528	45,016
Series Without Delay	(2,400)	–	(2,400)	45,016
Series Wonder Upon a Star 19	–	–	–
Series Yes This Time	(7,183)	–	(7,183)	45,016
Series You Make Luvin Fun 19	46,476	–	46,476	45,016
Series Zestful	–	–	–
Total	$4,226,464	$(2,243,920)	$1,982,544

____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

The cash reserves for Operating Expenses, including Upkeep Fees, for each Series are estimated to last through the time period set forth in the table above in “Liquidity and Capital Resources”. The purchase price of such Underlying Assets typically includes such reserves for Operating Expenses through at least the time period set forth in the table above. In the Offerings, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter.

Series Interests

As of December 31, 2022, the Company received a total of $38,525,215 in exchange for series interests in various Underlying Assets (See our financial statements and “Note 6 – Members’ Equity/(Deficit)” for more detail):

Series Name	Underlying Asset	Units Offered	Units Tendered	Subscription Amount
Series Action Bundle (1)	Action Bundle	10,000	10,000	310,000
Series Adjust 20	Jai Ho	10	10	135,000
Series Amandrea	Amandrea	550	550	162,250
Series Ambleside Park 19	Lookwhogotlucky	410	410	84,050
Series Amers	Amers	75	75	10,500
Series Apple Down Under 19	Howboutdemapples	600	600	103,800

77

Series Ari the Adventurer 19	Kanthari	5,100	5,100	433,500
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	201,000
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	84,600
Series Authentic	Authentic	12,500	12,500	2,575,000
Series Awe Hush 19	Can't Hush This	1,800	1,800	295,200
Series Bajan Bashert	Bajan Bashert	16	13	130,000
Series Balletic	Balletic	10,000	10,000	800,000
Series Bella Chica	Bella Chica	100	100	38,000
Series Big Mel	Big Mel	6,000	6,000	726,000
Series Black Escort 19	Halofied	20	20	100,000
Series Bullion	Bullion	25	25	11,750
Series Cable Boss	Cable Boss	5,100	5,100	494,700
Series Cairo Kiss	Cairo Kiss	80	80	44,400
Series Carrothers	Carrothers	5,100	5,100	515,100
Series Cayala 19	Provocateur	4,100	4,100	373,100
Series Arch Support 20	Captain Sparrow	10	10	112,000
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	1,170,000
Series Chasing the Moon 20	Cuvier	1,250	–	–
Series Classic Cut	Classic Cut	10,000	10,000	510,000
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	193,000
Series Co Cola 19	Search Engine	5,100	5,100	540,600
Series Collusion Illusion	Collusion Illusion	25,000	25,000	750,000
Series Consecrate 19	Sacred Beauty	410	410	64,370
Series Courtisane 19	Tap the Gavel	10,000	10,000	490,000
Series Daddy's Joy	Daddy's Joy	600	600	108,000
Series Dancing Crane	Dancing Crane	20	20	122,000
Series Daring Dancer 20	Boppy	750	750	101,250
Series De Mystique 17	Dancing Destroyer	250	250	35,000
Series Deep Cover	Deep Cover	800	800	176,000
Series Demogorgon	Demogorgon	20	20	128,000
Series Desire Street 19	Always Hopeful	1,020	1,020	205,020
Series Echo Warrior 19	Hero Status	6,000	6,000	348,000

78

Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	50	50	250,000
Series Enchante 21	Simply Enchanting	6,000	2,461	243,639
Series Elarose 21	Secret Crush	10,000	7,741	495,424
Series Escape Route	Escape Route	10	10	62,952
Series Exonerated 19	Above Suspicion	820	820	138,580
Series Fenwick Hall 20	Inspector	1,200	1,200	242,400
Series Forever Rose	Forever Rose	1,250	–	–
Series Flora Dora 20	Spun Intended	10	10	100,000
Series Frosted Oats	Frosted Oats	4,100	4,100	172,200
Series Future Stars Stable	Future Stars Stable	10,000	10,000	500,000
Series Gentleman Gerry	Gentleman Gerry	20	20	155,000
Series Going to Vegas	Going to Vegas	5,100	5,100	438,600
Series Got Stormy	Got Stormy	5,100	5,100	229,500
Series Grand Traverse Bay 19	Cornice Traverse	750	750	335,250
Series Grand Traverse Bay 20	Sun Valley Road	750	751	90,871
Series Heaven Street	Heaven Street	20	20	150,000
Series Kindle 21	Kindle 21	5,500	–	–
Series Knarsdale 21	Knarsdale 21	5,000	–	–
Series I'm a Looker 20	Pioneer Prince	4,000	4,000	580,000
Series Into Summer 19	Malibu Mayhem	650	650	250,900
Series Ishvana 21	Ishvana 21	2,500	–	–
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,492	309,008
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	233,580
Series Keertana 18	American Heiress	5,100	5,100	510,000
Series Kiana's Love	Kiana's Love	200	200	24,000
Series Kichiro	Kichiro	200	200	26,000
Series Lane Way	Lane Way	6,000	6,000	540,000
Series Latte Da 19	Inalattetrouble	4,100	4,100	143,500
Series Lazy Daisy	Lazy Daisy	1,250	1,250	143,750
Series Le Relais 20	Show Your Cards	3,000	3,000	495,000
Series Lost Empire 19	Laforgia	10,200	10,200	357,000
Series Madarnas	Madarnas	50	50	17,500
Series Madiera Wine	Madiera Wine	20	20	50,000
Series Major Implications	Major Implications	20	20	4,600

79

Series Man Among Men	Man Among Men	820	820	223,860
Series Margaret Reay 19	A Mo Reay	820	820	246,820
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	332,000
Series Martita Sangrita 17	Carpe Vinum	600	600	192,000
Series Mayan Milagra 19	Tepeu	20	20	170,000
Series Midnight Sweetie 19	Dolce Notte	820	820	121,360
Series Miss Puzzle	Miss Puzzle	125	125	31,250
Series Miss Sakamoto	Miss Sakamoto	6,000	6,001	324,054
Series Mo Mischief	Mo Mischief	5,100	5,100	382,500
Series Mo Temptation	Mo Temptation	3,500	3,500	304,500
Series Monomoy Girl	Monomoy Girl	10,200	10,200	469,200
Series Moonbow 20	Cumberland Falls	2,500	2,500	215,000
Series Moonless Sky	Moonless Sky	200	200	22,000
Series Motion Emotion (2)	Motion Emotion	1,020	1,020	85,680
Series Mrs Whistler	Mrs Whistler	2,000	2,003	274,411
Series My Fast One 20	One Fast Dream	2,000	2,000	330,000
Series Naismith	Naismith	2,000	2,000	304,000
Series National Road	National Road	20	20	140,000
Series New York Claiming Package	New York Claiming Package	510	510	71,400
Series Night of Idiots	Night of Idiots	80	80	20,000
Series Nileist	Nileist	45	45	23,850
Series Noble Goddess	Noble Goddess	300	300	33,000
Series Northern Smile 20	Pep Rally	20	20	140,000
Series NY Exacta	NY Exacta	2,000	2,000	456,000
Series One Last Night 21	One Last Night 21	3,000	1,348	152,324
Series Our Miss Jones 19	Celebrity News	1,200	1,200	187,200
Series Our Jenny B	Our Jenny B	20	9	54,000
Series Palace Foal	Palace Foal	510	–	–
Series Patsys Kim 21	Lady Blitz	5,000	3,973	528,409
Series Popular Demand	Popular Demand	1,020	1,020	248,880
Series Power Up Paynter	Power Up Paynter	600	600	114,000
Series Queen Amira 19	Regal Rebel	2,000	2,000	330,000

80

Series Race Hunter 19	Chasing Time	10,000	10,000	520,000
Series Rosie's Alibi	Rosie's Alibi	10,000	10,000	1,050,000
Series Salute to America	Salute to America	1,000	1,000	273,000
Series Sarrocchi 21	Sarrocchi 21	5,000	4,399	563,072
Series Sauce On Side	Sauce On Side	125	125	30,000
Series Shake It Up Baby	Shake It Up Baby	250	250	32,500
Series Sigesmund	Sigesmund	200	200	20,000
Series Silverpocketsfull 19	Iron Works	5,100	5,100	453,900
Series Smart Shopping 21	Seize the Grey	5,000	5,000	635,000
Series Social Dilemma	Social Dilemma	510	510	85,170
Series Song of Lark 21	Song of the Lark 21	2,550	2,113	289,481
Series Soul Beam	Soul Beam	65	65	39,650
Series Speightstown Belle 19	Ancient Royalty	900	900	125,100
Series Spirit 20	Phantom Ride	3,000	3,000	252,000
Series Squared Straight	Squared Straight	150	150	40,500
Series Storm Shooter	Storm Shooter	2,000	2,000	324,000
Series Street Band	Street Band	50	50	61,500
Series Sunny 18	Solar Strike	6,000	6,000	390,000
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	100,000
Series Sweet Sweet Annie 19	In Due Time	20	20	150,000
Series Swiss Minister	Swiss Minister	50	50	14,000
Series Takeo Squared	Takeo Squared	100	100	27,000
Series Tapitry 19	Infinite Empire	820	820	223,860
Series Tavasco Road	Tavasco Road	80	80	18,400
Series Tell All 19	Walk the Talk	12	12	126,000
Series Tell the Duchess 19	Duke of Love	2,000	2,000	284,000
Series The Filly Four	The Filly Four	8,000	8,000	1,440,000
Series The Royal Duet	The Royal Duet	5,100	–	–
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	229,000
Series Timeless Trick 20	Interstellar	12	12	93,000
Series Tizamagician	Tizamagician	600	600	192,000
Series Tufnel	Tufnel	5,200	5,200	322,400

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Series Twirl Girl 21	Twirl Girl 21	20	7	52,500
Series Two Trail Sioux 17	Annahilate	450	450	135,000
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	29,720
Series Utalknboutpractice	Utalknboutpractice	100	100	30,000
Series Vertical Threat	Vertical Threat	600	600	126,000
Series Vow	Vow	2,000	2,000	358,000
Series War Safe	War Safe	2,000	2,000	292,000
Series Wayne O	Wayne O	6,000	6,000	570,000
Series Who Runs the World	Who Runs the World	5,100	5,100	530,400
Series Who'sbeeninmybed 19	Micro Share	5,100	5,100	377,400
Series Without Delay	Golden Quality	20	20	140,000
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	370,000
Series Yes This Time	Yes This Time	10	10	129,520
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	450,000
Series Zestful	Zestful	100	100	32,000
Totals		398,571	367,916	$38,525,215

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

Advances from Manager – For the Years Ended December 31, 2022 and 2021

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on a non-interest-bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received.

Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

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In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager as of December 31, 2022:

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series Action Bundle (1)	$–	$–	$–
Series Adjust 20	12,438	–	12,438
Series Amandrea	–	–	–
Series Ambleside Park 19	–	–	–
Series Amers	–	–	–
Series Apple Down Under 19	–	–	–
Series Ari the Adventurer 19	22,438	–	22,438
Series Ashlees Empire 20	91,770	–	91,770
Series Athenian Beauty 19	–	–	–
Series Authentic	(189,569)	–	(189,569)
Series Awe Hush 19	–	–	–
Series Bajan Bashert	18,982	(25,800)	(6,818)
Series Balletic	87,248	–	87,248
Series Bella Chica	–	–	–
Series Big Mel	–	–	–
Series Black Escort 19	11,542	–	11,542
Series Bullion	–	–	–
Series Cable Boss	63,107	–	63,107
Series Cairo Kiss	–	–	–
Series Carrothers	21,631	–	21,631
Series Cayala 19	31,124	–	31,124
Series Arch Support 20	7,715	–	7,715
Series Chad Brown Bundle	189,967	–	189,967
Series Chasing the Moon 20	–	–	–
Series Classic Cut	99,394	–	99,394
Series Classofsixtythree 19	25,172	–	25,172
Series Co Cola 19	43,029	–	43,029
Series Collusion Illusion	–	–	–
Series Consecrate 19	–	–	–

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Series Courtisane 19	51,353	–	51,353
Series Daddy's Joy	–	–	–
Series Dancing Crane	(600)	–	(600)
Series Daring Dancer 20	21,923	–	21,923
Series De Mystique 17	–	–	–
Series Deep Cover	1,880	–	1,880
Series Demogorgon	4,134	–	4,134
Series Desire Street 19	26,621	–	26,621
Series Echo Warrior 19	42,004	–	42,004
Series Edge Racing Summer Fun	92,512	–	92,512
Series Enchante 21	142,831	(271,512)	(128,681)
Series Elarose 21	157,696	(112,046)	45,649
Series Escape Route	(8,247)	–	(8,247)
Series Exonerated 19	8,080	–	8,080
Series Fenwick Hall 20	65,134	–	65,134
Series Forever Rose	(18,468)	(118,142)	(136,610)
Series Flora Dora 20	1,262	–	1,262
Series Frosted Oats	16,733	–	16,733
Series Future Stars Stable	103,891	–	103,891
Series Gentleman Gerry	(1,948)	–	(1,948
Series Going to Vegas	550,138	–	550,138
Series Got Stormy	–	–	–
Series Grand Traverse Bay 19	64,741	–	64,741
Series Grand Traverse Bay 20	19,535	103	19,638
Series Heaven Street	12,682	–	12,682
Series Kindle 21	102,460	(271,250)	(168,790)
Series Knarsdale 21	(15,989)	(275,000)	(290,989)
Series I'm a Looker 20	154,796	–	154,796
Series Into Summer 19	–	–	–
Series Ishvana 21	(15,282)	(125,000)	(140,282)
Series Jeanne's Speight 20	96,414	(794)	95,620
Series Just Louise 19	(3,896)	–	(3,896)

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Series Keertana 18	–	–	–
Series Kiana's Love	–	–	–
Series Kichiro	–	–	–
Series Lane Way	32,677	–	32,677
Series Latte Da 19	–	–	–
Series Lazy Daisy	–	–	–
Series Le Relais 20	–	–	–
Series Lost Empire 19	–	–	–
Series Madarnas	–	–	–
Series Madiera Wine	2,146	–	2,146
Series Major Implications	–	–	–
Series Man Among Men	10,335	–	10,335
Series Margaret Reay 19	70,470	–	70,470
Series Margarita Friday 19	65,637	–	65,637
Series Martita Sangrita 17	–	–	–
Series Mayan Milagra 19	(4,467)	–	(4,467)
Series Midnight Sweetie 19	37,483	–	37,483
Series Miss Puzzle	–	–	–
Series Miss Sakamoto	35,662	46	35,708
Series Mo Mischief	–	–	–
Series Mo Temptation	96,399	–	96,399
Series Monomoy Girl	–	–	–
Series Moonbow 20	89,716	–	89,716
Series Moonless Sky	–	–	–
Series Motion Emotion (2)	–	–	–
Series Mrs Whistler	57,298	349	57,647
Series My Fast One 20	125,712	–	125,712
Series Naismith	(41,193)	–	(41,193)
Series National Road	2,500	–	2,500
Series New York Claiming Package	–	–	–
Series Night of Idiots	–	–	–
Series Nileist	–	–	–

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Series Noble Goddess	–	–	–
Series Northern Smile 20	(7,991)	–	(7,991)
Series NY Exacta	(58,119)	–	(58,119)
Series One Last Night 21	104,736	(144,666)	(39,930)
Series Our Miss Jones 19	25,280	–	25,280
Series Our Jenny B	46,528	(59,880)	(13,352)
Series Palace Foal	(6,171)	–	(6,171)
Series Patsys Kim 21	149,796	(105,838)	43,958
Series Popular Demand	–	–	–
Series Power Up Paynter	–	–	–
Series Queen Amira 19	–	–	–
Series Race Hunter 19	25,082	–	25,082
Series Rosie's Alibi	95,726	–	95,726
Series Salute to America	46,947	–	46,947
Series Sarrocchi 21	183,394	(59,619)	123,774
Series Sauce On Side	–	–	–
Series Shake It Up Baby	–	–	–
Series Sigesmund	–	–	–
Series Silverpocketsfull 19	60,565	–	60,565
Series Smart Shopping 21	144,006	–	144,006
Series Social Dilemma	–	–	–
Series Song of Lark 21	95,883	(46,375)	49,507
Series Soul Beam	–	–	–
Series Speightstown Belle 19	–	–	–
Series Spirit 20	70,575	–	70,575
Series Squared Straight	–	–	–
Series Storm Shooter	–	–	–
Series Street Band	–	–	–
Series Sunny 18	–	–	–
Series Sunsanddrinkinhand	666	–	666
Series Sweet Sweet Annie 19	(4,876)	–	(4,876)
Series Swiss Minister	–	–	–

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Series Takeo Squared	–	–	–
Series Tapitry 19	10,224	–	10,224
Series Tavasco Road	–	–	–
Series Tell All 19	(600)	–	(600)
Series Tell the Duchess 19	39,504	–	39,504
Series The Filly Four	32,677	–	32,677
Series The Royal Duet	(2,062)	(541,331)	(543,393)
Series Thirteen Stripes	(13,938)	–	(13,938)
Series Timeless Trick 20	(3,280)	–	(3,280)
Series Tizamagician	13,911	–	13,911
Series Tufnel	59,914	–	59,914
Series Twirl Girl 21	47,677	(87,165)	(39,488)
Series Two Trail Sioux 17	–	–	–
Series Two Trail Sioux 17K	–	–	–
Series Utalknboutpractice	–	–	–
Series Vertical Threat	–	–	–
Series Vow	63,922	–	63,922
Series War Safe	62,106	–	62,106
Series Wayne O	–	–	–
Series Who Runs the World	70,211	–	70,211
Series Who'sbeeninmybed 19	48,528	–	48,528
Series Without Delay	(2,400)	–	(2,400)
Series Wonder Upon a Star 19	–	–	–
Series Yes This Time	(7,183)	–	(7,183)
Series You Make Luvin Fun 19	46,476	–	46,476
Series Zestful	–	–	–
Total	$4,226,464	$(2,243,920)	$1,982,544

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

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Related Party Transactions – For the Years Ended December 31, 2022 and 2021

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4, Note 5, and Note 7 to Financial Statements as of December 31, 2022 for further discussions. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In order to fund the Company’s activities as well as to advance funds on behalf of a Series in order to acquire an Underlying Asset prior to establishing and issuing securities in the Series for holding such Underlying Asset, the Company has borrowed a total of $34,842,485 as of December 31, 2022(*), from the Manager in the form of profit participation convertible promissory notes as follows:

Series Name	Principal Borrowed from Manager (3)
Series Action Bundle (1)	$263,500
Series Adjust 20	115,706
Series Amandrea	137,500
Series Ambleside Park 19	71,443
Series Amers	8,925
Series Apple Down Under 19	88,230
Series Ari the Adventurer 19	368,475
Series Ashlees Empire 20	160,800
Series Athenian Beauty 19	71,910
Series Authentic	2,188,750
Series Awe Hush 19	250,920
Series Bajan Bashert	137,600
Series Balletic	680,000
Series Bella Chica	32,300
Series Big Mel	618,000
Series Black Escort 19	88,200
Series Bullion	6,000
Series Cable Boss	420,495
Series Cairo Kiss	37,740
Series Carrothers	437,835
Series Cayala 19	317,135
Series Arch Support 20	96,565

88

Series Chad Brown Bundle	994,500
Series Chasing the Moon 20	160,000
Series Classic Cut	433,500
Series Classofsixtythree 19	164,050
Series Co Cola 19	459,510
Series Collusion Illusion	637,500
Series Consecrate 19	54,715
Series Courtisane 19	416,500
Series Daddy's Joy	91,800
Series Dancing Crane	103,520
Series Daring Dancer 20	86,063
Series De Mystique 17	29,750
Series Deep Cover	149,600
Series Demogorgon	108,340
Series Desire Street 19	174,267
Series Echo Warrior 19	295,800
Series Edge Racing Summer Fun	225,000
Series Enchante 21	460,320
Series Elarose 21	496,000
Series Escape Route	52,560
Series Exonerated 19	117,793
Series Fenwick Hall 20	193,920
Series Forever Rose	187,000
Series Flora Dora 20	86,219
Series Frosted Oats	146,370
Series Future Stars Stable	425,000
Series Gentleman Gerry	135,000
Series Going to Vegas	372,810
Series Got Stormy	195,075
Series Grand Traverse Bay 19	284,963
Series Grand Traverse Bay 20	77,138
Series Heaven Street	130,000
Series Kindle 21	302,610
Series Knarsdale 21	–

89

Series I'm a Looker 20	464,000
Series Into Summer 19	213,265
Series Ishvana 21	–
Series Jeanne's Speight 20	248,000
Series Just Louise 19	198,543
Series Keertana 18	433,500
Series Kiana's Love	20,400
Series Kichiro	22,100
Series Lane Way	459,000
Series Latte Da 19	121,975
Series Lazy Daisy	121,250
Series Le Relais 20	396,000
Series Lost Empire 19	303,450
Series Madarnas	14,850
Series Madiera Wine	42,510
Series Major Implications	3,900
Series Man Among Men	190,281
Series Margaret Reay 19	209,797
Series Margarita Friday 19	282,200
Series Martita Sangrita 17	163,200
Series Mayan Milagra 19	146,920
Series Midnight Sweetie 19	103,156
Series Miss Puzzle	26,563
Series Miss Sakamoto	275,400
Series Mo Mischief	326,400
Series Mo Temptation	243,600
Series Monomoy Girl	398,820
Series Moonbow 20	172,000
Series Moonless Sky	18,700
Series Motion Emotion (2)	72,828
Series Mrs Whistler	232,900
Series My Fast One 20	264,000

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Series Naismith	258,400
Series National Road	120,000
Series New York Claiming Package	64,260
Series Night of Idiots	16,960
Series Nileist	20,250
Series Noble Goddess	27,900
Series Northern Smile 20	122,000
Series NY Exacta	387,600
Series One Last Night 21	262,710
Series Our Miss Jones 19	159,120
Series Our Jenny B	108,880
Series Palace Foal (**)	52,020
Series Patsys Kim 21	515,350
Series Popular Demand	212,160
Series Power Up Paynter	96,600
Series Queen Amira 19	280,500
Series Race Hunter 19	442,000
Series Rosie's Alibi	892,500
Series Salute to America	232,050
Series Sarrocchi 21	496,000
Series Sauce On Side	25,500
Series Shake It Up Baby	27,625
Series Sigesmund	17,000
Series Silverpocketsfull 19	385,815
Series Smart Shopping 21	492,100
Series Social Dilemma	72,395
Series Song of Lark 21	270,759
Series Soul Beam	33,703
Series Speightstown Belle 19	106,335
Series Spirit 20	201,600
Series Squared Straight	34,425
Series Storm Shooter	276,000

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Series Street Band	52,250
Series Sunny 18	329,940
Series Sunsanddrinkinhand	85,622
Series Sweet Sweet Annie 19	129,780
Series Swiss Minister	11,900
Series Takeo Squared	22,900
Series Tapitry 19	190,281
Series Tavasco Road	15,600
Series Tell All 19	107,844
Series Tell the Duchess 19	241,400
Series The Filly Four	1,224,000
Series The Royal Duet	798,405
Series Thirteen Stripes	194,650
Series Timeless Trick 20	81,000
Series Tizamagician	163,200
Series Tufnel	274,040
Series Twirl Girl 21	134,100
Series Two Trail Sioux 17	114,750
Series Two Trail Sioux 17K	29,720
Series Utalknboutpractice	25,500
Series Vertical Threat	107,100
Series Vow	304,300
Series War Safe	248,200
Series Wayne O	486,000
Series Who Runs the World	450,840
Series Who'sbeeninmybed 19	320,790
Series Without Delay	121,000
Series Wonder Upon a Star 19	314,500
Series Yes This Time	107,930
Series You Make Luvin Fun 19	382,500
Series Zestful	27,200
Totals	$34,842,485

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company during 2018.

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(*)As of December 31, 2022, the Company owes the following to related parties:

-$1,278,082 to Spendthrift in connection with Series Authentic associated with the “kicker” balance due.

-$525,737 to Spendthrift in connection with the deferred training expenses across various series associated with yearling purchases in 2020, that will be payable at the conclusion of such Series.

-$288,957.67 to the Manager in connection with Series Authentic.

(**)The Company acquired the horse asset in Series Palace Foal via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when Series Palace Foal is fully subscribed or converted into the unsold units of Series Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of Series Palace Foal series accrues to the loan holder.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

Trend information – For the Years Ended December 31, 2022 and 2021

The Company’s main focus over the next twelve months is to continue to launch subsequent Offerings of Series Interests. The table below shows the launched and closed Offerings for the year ended December 31,2022:

	# of Offerings Launched (1)(2)	# of Offerings Closed
2022	28	38

(1) data represents number of Offerings for Series Interests of each state of offering process in the given period.

(2) offerings launched as of December 31, 2022 either through (i) a Regulation A offering or (ii) a Regulation D offering.

The Company plans to launch approximately 20 to 30 additional offerings in the next twelve months, as of the date of this filing, including offerings for increasingly higher value underlying assets.  The Company will commence such offerings within two calendar days of qualification with the SEC as provided in Rule 251(d)(3)(i)(F). The proceeds from any offerings closed during the next twelve months will be used to acquire additional race horses. We believe that launching a larger number of offerings in 2023-2024 and beyond will help us from a number of perspectives:

1) Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2) Enable the Company to reduce operating expenses for each series, as we negotiate better contracts for training, upkeep, insurance and other operating expenses with a larger collection of underlying assets.

3) Attract a larger community of Horse Sellers with high quality underlying assets to the Platform who may view us as a more efficient method of transacting than the traditional syndication processes.

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In addition to more offerings, we also intend to continue to develop Membership Experience Programs, which allow Investors to enjoy the collection of racehorses acquired and managed by the Company through events, race day visits and other programs.

Outside of the trends mentioned above, we believe that the Company is also dependent on the general economic environment and investing climate, the horse racing industry at large (including ongoing concerns of horse safety), in particular in the United States. In addition, since we are reliant on our Manager to support the Company and the Series, we are dependent on the general fundraising environment and our Manager’s continued ability to raise capital.

Plan of Operations

As stated, the Company is in the business of acquiring interests in, training and racing race horses. As the Company acquires the interests in the horses in the future, the Company will recognize its share of the horse earnings less any expenses paid for or incurred on behalf of a specific horse operation.

During the year ended December 31, 2022, series accrued race winnings totaling $4,331,342. In sum, the series incurred $4,771,984 of series specific expenses (stabling, transportation, insurance, veterinary, etc.). The Company has also accrued $2,502,264 of due diligence or management fees earned by the Manager.

Off-Balance Sheet Arrangements

As of December 31, 2022, we did not have any off-balance sheet arrangements.

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ITEM 3. DIRECTORS AND OFFICERS

MANAGEMENT

Manager

The Manager of the Company is Experiential Squared, Inc., a Delaware corporation formed on December 27, 2016 (also referred to as “Experiential” or as “Manager.”)

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our business strategy. The Manager and its officers and directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, determining how to monetize a Series and other underlying assets at Membership Experience Programs in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series as the case may be.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager. The Manager may establish further written policies and will monitor our administrative procedures, asset operations and performance to ensure that the policies are fulfilled. The Manager may change our objectives at any time without approval of our Interest Holders. The Manager is one of the leading bloodstock and racing management operations in the United States with over 70 wins as of February 2022.

The Manager performs its duties and responsibilities pursuant to our Operating Agreement. We have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

Responsibilities of the Manager

Under Nevada law, the fiduciary duties of a manager to the limited liability company and to its members are limited to that of good faith and fair dealing. The Operating Agreement for the Company has set forth standards by which the duties of the Manager are to be measured.

Among other things, the Operating Agreement recognizes that the Manager (directly or through affiliates) is permitted to conduct outside business activities that may conflict with the Company’s business. The Company's business operations and affairs will be managed entirely by the Manager, which may be subject to certain conflicts of interest. (See "CONFLICTS OF INTEREST.") In addition, the Manager may, if desired, submit any contract or act for approval or ratification by the Members of the Company, and any contract or act approved or ratified by the affirmative vote of the Members holding a majority of percentage interests will not constitute a violation of the Manager’s duties to the Company or its Members.

The Members have not been separately represented by independent legal counsel in their dealings with the Manager. Members must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of establishment of the Company, its operations, and the operating agreement has been prepared by the Manager. Therefore, the terms and the Operating Agreement have not been negotiated in an arms' length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL TO EVALUATE ANY AND ALL OF THESE AGREEMENTS AND RELATIONSHIPS.

The Manager must, on demand, give to any Member or his legal representative true and complete information concerning all Company affairs as required by law. Each Member or his legal representative has the right to inspect and copy the Company books and records upon reasonable request and in accordance with applicable law.

95

The Operating Agreement provides that the Manager shall have no liability to the Company for losses resulting from errors in judgment or other acts or omissions, as long as (i) the Manager determined, in good faith, that such action or inaction was in, or not opposed to, the best interests of the Company and (ii) such action or inaction did not constitute fraud, deceit, willful misconduct, gross negligence, or a wrongful taking. The Operating Agreement also provides that the Company shall indemnify the Manager against liability and related expenses (including reasonable attorneys' fees and costs) incurred in dealing with the Company, Members or third parties, so long as the standard described above is met. Therefore, Members may have a more limited right of action then they would have absent these provisions in the Operating Agreement. A successful indemnification of the Manager or any litigation that may arise in connection with the Manager's indemnification could deplete the assets of the Company. Members who believe that a breach of the Manager's duty has occurred should consult with their own counsel.

Executive Officers, Directors and Significant Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Manager:

Name	Age	Position	Term of Office (Beginning)
Executive Officers and Directors

Michael Behrens	46	Chief Executive Officer, Chief Financial Officer, Secretary, and Director	Inception

Significant Employees

Chris Ransom	45	Head of Operations and Strategy	September 2020
Amber Jain	45	Head of Platform and Technology	November 2019
Shona Rotondo	34	Head of Marketing	January 2020
Roderick Wachman	54	Global Head of Bloodstock	March 2021
Joe Moran	28	Head of Racing	July 2018

Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Michael Behrens, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Mr. Behrens has served as the CEO of Experiential Squared, the Manager of the Company, since 2018. Under his leadership, as of February 2022, Experiential has managed well over 100 racehorses across the United States and achieved over 70 wins including the Kentucky Derby and Breeders Cup Classic. He has built and led a team of experts in racing management, bloodstock services, content, marketing, legal and technology. Experiential now manages stables in Ireland, the United Kingdom and Australia and is quickly rising to a leadership position in managing, acquiring and selling racehorses. From 2007 to 2020, Mr. Behrens founded MSB Digital, a performance marketing company. From 2016 to 2017, he served as the Chief Marketing Officer of Casper. Mr. Behrens attended California State Polytechnic University- Pomona and San Diego State University.

Background of Significant Employees

The following is a brief summary of the background of some of our significant employees that build, manage and optimize the horses and our Investor experiences:

Chris Ransom, Head of Operations and Strategy

As our head of operations, Mr. Ransom is responsible for the allocation of capital to our stable in both acquisitions and training and provides a strong role of governance to all use of capital in each series to maximize shareholder value. Since our launch he has been one of our top strategic advisors, and joined the team in 2020.

A graduate of Boston University (Bachelor of Science in Business Administration with a concentration in Finance and Accounting), Mr. Ransom has over twenty years of experience as a financial executive in the construction, real estate, and thoroughbred industry. Prior to joining MyRacehorse, Mr. Ransom operated his own consultancy group from 2016 – 2020 where he provided financial management services to one of the largest owner operators of industrial real estate in the State of New Jersey. In addition to his work in the Real Estate Sector, Mr. Ransom also managed the equine portfolio for a New York City based sports agency.

96

Amber Jain, Head of Platform and Technology

As head of platform and technology, Amber’s primary responsibility is to lead MyRacehorse to imagine, develop and deliver great digital experiences to its customer base of racehorse owners. His daily responsibilities are focused on building features that enrich the ownership experience for investors in each of the Series/Horses. A major expectation with an investment in a series is to unlock the full experience of ownership. The MyRacehorse tech stack provides, updates on training, video interviews with trainers, analysis by key industry stakeholders, Q/A session with key stakeholders, race day financials, sharing, and other stable management features.

Amber has an MS degree in Computer Science from University of Southern California along with a BS in Electrical Engineering. Prior to joining MyRacehorse, Amber served as a hands on technology leader in the digital marketing space building cutting edge MarTech products around attribution, personalization and campaign optimization focusing on SEM and Display channels.

Shona Rotondo. Head of Marketing

Shona Rotondo has been the Head of Marketing at MyRacehorse since February 2021 where she has been focusing on overall brand positioning, communications, marketing strategy and social content development. In addition to these roles Ms. Rotondo actively manages relationships with outside media partners, racetracks and racing stakeholders. In 2016, Ms. Rotondo co-founded Grand Slam Social, LLC, a boutique social media agency that focuses on marketing strategies for horse racing and equestrian brands and she still serves in such role. A Boston University graduate (Bachelor of Arts in Psychology), Ms. Rotondo spent over a decade in agency roles navigating the evolution of social and digital marketing for companies like Reebok, IBM, and the Breeders’ Cup World Championships.

Roderick Wachman, Global Head of Bloodstock

As our Head of Global Bloodstock since March 2021, Mr. Wachmans’ chief responsibilities have included working with our Head of Racing and our resident veterinarian to review potential acquisition targets, develop and maintain an approved list of trainers and racing partners and provide counsel on the management of our stable. Mr. Wachman was born and raised in Ireland; he has worked in the thoroughbred industry for 31 years. Gaining experience in Ireland, England, New Zealand and Australia. Settling in Lexington, Kentucky in 1994, where he worked for Brookdale Farm and Bluegrass Thoroughbred Services. He started and successfully operated Kingswood Farm from 2001 – Present he continues to operate an international Bloodstock agency. Mr. Watchman continues to operate a broodmare operation along with his work at MyRacehorse.

Joe Moran, Head of Racing

As head of racing Mr. Moran’s responsibilities include managing our stable of runners throughout the United States. In this capacity, Mr. Moran routinely is on site (mornings and afternoons) to watch the runners train and race, coordinate with respective trainers regarding training schedule and race results, as well as developing and maintaining key relationships with our racing partners and track officials across all geographic regions. Mr. Moran, a graduate of Oklahoma Baptist University (Bachelor of Arts in Sports and Recreation Management), has been around the racing industry his entire life. In addition to spending significant time at the barns with his family’s horses, Prior to MyRacehorse in July 2019, Mr. Moran worked in the Andy Mathis barn as a hot walker and groom.

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Related Party Transactions” section above for more information.

Conflicts of Interest

See “Conflicts of Interest” section below for more information.

97

COMPENSATION

Compensation of Executive Officers and Significant Employees of the Manager

The Company currently does not have any employees nor does it currently intend to hire any employees who will be compensated directly. The Chief Executive Officer of the Company’s Manager plus other employees of the Manager, manage our day-to-day affairs, oversee the review, selection and recommendation of underlying assets, service acquired assets and monitor the performance of these assets to ensure that they are consistent with the Company’s business objectives. Each of these individuals receives compensation for his or her services, including services performed for the Company on behalf of the Manager, directly from Experiential Squared, Inc. Although the Company may indirectly bear some of the costs of the compensation paid to these individuals, through fees it pays to the Manager, the Company does not, and does not intend to pay any compensation directly to these individuals.

Compensation of Manager

The Manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., Offering Expenses and Operating Expenses) and, in its capacity as Manager, a Management Fee (including the Due Diligence Fees and 10% and any earned Performance Management Fees). Neither the Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The annual compensation of the Manager for Fiscal Year 2022 was as follows:

Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
Experiential Squared, Inc.	Manager	2,502,239	$505,872(1)	$3,008,111

_____________________

(1)	Compensation related to the Manager performing bloodstock services and general and administrative services in connection with the management for certain Underlying Assets of their respective Series in 2022

In addition, should a series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the series, the Manager in its capacity as the Manager may receive a Management Fee as described in “Description of the Business – Management Fee.”

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

Except as set forth herein, we do not have any ongoing plan or arrangement for the compensation of executive officers and our Manager.

98

CONFLICTS OF INTEREST

We have identified the following conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Manager, the Manager’s lenders and the Underlying Assets. The conflicts of interest described in this section should not be considered as an exhaustive list of the conflicts of interest that prospective investors should consider before investing in the Interests.

Manager’s Fees and Compensation

None of the compensation set forth under “Compensation of Manager” and “Compensation of Executive Officers” was determined by arms’ length negotiations. It is anticipated that the commissions and profits received by the Manager may be higher or lower depending upon market conditions.

This conflict of interest will exist in connection with Company management and investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement.

Notwithstanding the foregoing, the Manager derives its fee structure using a cost based pricing model, testing it against traditional horseracing syndicates, other alternative asset classes and different means of operations, including the use of outsourced tax and accounting service providers. However, we can appreciate that there are very few thoroughbred managers that specialize in hyper fractional ownership and it is difficult to ascertain if our pricing models are truly competitive (including, the cost in hiring a suite of specialized experts across bloodstock acquisition, racehorse management, financial services, marketing, event management, and content creation, the inherent risks as the Manager in acquiring an asset that cannot be syndicated until it achieves qualification by the SEC and the risk of carrying livestock as an asset class that carries risks of injury and/or mortality). As a result, this is why we caution investors that such compensation is not determined in arms’ length negotiations and is an inherent risk of investment.

The Manager has the right to retain the services of other firms, in addition to or in lieu of the Manager, to perform various services, asset management and other activities in connection with the business.

The Manager does not have a fiduciary duty or obligation to present any business opportunities to the Company or Investors. Instead, the Manager is permitted to conduct or be involved in business opportunities with or without notice to the Company or its Investors.

Loans or Other Related Party Transactions

The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company. The Company also has borrowed $2,243,920 from the manager of the Company in order to acquire horse assets prior to establishing and issuing securities in the underlying series holding the horse assets for the fiscal year ended December 31, 2022. Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

Upkeep Fee Liabilities; Operating Expenses Reimbursement Obligations; Manager Loans

The Manager or an affiliate will incur liabilities related to Upkeep Fees on behalf of the Series and be entitled to reimbursement of such amount only upon a sale of the Underlying Asset or a dissolution or termination of such Series and not from Distributable Cash from ongoing revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”). Notwithstanding the foregoing, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover three years of such projected Operating Expenses (excluding Upkeep Fees).

In addition, the Manager retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

An Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

99

Other Series or Businesses

The Manager may engage for its own account, or for the account of others, in other business ventures, similar to that of the Company or otherwise, and neither the Company nor any Investor shall be entitled to any interest therein.

The Company will not have independent management and it will rely on the Manager for the operation of the Company. The Manager will devote only so much time to the business of the Company as is reasonably required. The Manager could have conflicts of interest in allocating management time, services and functions between its existing business interests other than the Company and any future entities which it may organize as well as other business ventures in which it may be involved. The Manager believes it has sufficient staff available to be fully capable of discharging its responsibilities to all such entities.

The Manager, acting in the same capacities for other investors, companies, partnerships or entities, may result in competition with individual Series, including other Series. There are no restrictions on the Manager, or any of its affiliates, against operating other businesses in such competition with the Company. If the Manager or any of its affiliates did operate such a business that competed for clients with the Company, it could substantially impair the Company’s financial results.

Manager Affiliation with Majority Owners

The Manager may independently determine to invest in syndicates that own majority interests in certain assets owned by individual Series. The Manager may derive compensation from its membership in these syndicates in addition to any compensation earned as a Manager of an individual Series.

Animal Welfare Obligations

The Manager is responsible and equipped to manage the series in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner, however the Manager is committed to maximizing the welfare of the thoroughbred and will make decisions that are always in the best interest of the welfare of the horse. This could include but is not limited to surgery and rehabilitation costs, veterinary inspections and diagnostics, spelling (breaks from racing and training that limit the ability to earn revenue), and early retirement of a horse if it is deemed in the best interest of the horse.

Maximization of Entertainment Value

The Manager is responsible and equipped to manage the series in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner. However, as has been shown by our Investors’ interests over the past few years, the Manager is committed to maximizing the entertainment and experiential value of the Investors as well. Many Investors cite their primary reason for investing as the ability to own a racehorse and experience the journey of racehorse ownership. The Manager needs to make decisions that balance the welfare, the profit of the underlying asset and the entertainment expectations of the Series Investors.

Spendthrift Farm LLC is frequently a Horse Seller and Co-Owner in our Underlying Assets. Our interests in these transactions may be different from the interests of affiliates in these transactions.

On March 17, 2020, an affiliate of Spendthrift Farm, LLC, a Kentucky limited liability company (“Spendthrift”), became a majority stockholder in Experiential Squared, Inc., the Manager of the Company. In or about February 2023, Spendthrift sold its ownership interests in Manager to the existing stockholders of Manager. Spendthrift is also a Horse Seller and Co-Owner with the Company in several of the Underlying Assets of existing Series and will continue to hold those positions in future Series. As such, the Company recognizes that there may be a heightened risk of conflicts of interest representing our interests in these transactions on the one hand and the interests of the Manager and its affiliates in preserving or furthering their respective relationships on the other hand and/or proper valuation of certain transactions (or the perception thereof). The Manager and the Company, in determining whether to approve or authorize a particular transaction with Spendthrift, will consider whether the transaction between the Company and Spendthrift is fair and reasonable to the Company and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

100

Lack of Independent Legal Representation

The Members have not been separately represented by independent legal counsel in connection with the Company’s organization or in their dealings with the Manager. The Investors must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of the management of the business and the operating agreement have all been prepared by the Company. Therefore, the terms of these agreements have not been negotiated in an arms’ length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN LEGAL COUNSEL FOR LEGAL ADVICE IN CONNECTION WITH THIS INVESTMENT.

We do not have a conflicts of interest policy.

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests. The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

PRINCIPAL INTEREST HOLDERS

The Company is managed by Experiential Squared, Inc. which is also the Company’s 100% owner. Investment and voting control of Experiential Squared, Inc. is held with Michael Behrens, as its majority shareholder, director and Chief Executive Officer. Experiential Squared, Inc., and/or its affiliates, have no intention of owning any of the Interests in the Series at Closing. However, Experiential Squared, Inc., and/or its affiliates, still reserve the right to participate in the Offering on the same terms and conditions as the Investors at their discretion and may opt to convert a Profit Participation Convertible Promissory Note into interests that remain unsold in this offering. The address of Experiential Squared, Inc. is 2456 Fortune Dr, Suite 110 Lexington KY 40509.

The following table sets forth information regarding beneficial ownership of the securities of the Company as of June 30, 2023 (i) by each of our officers and directors; (ii) by all of our officers and directors as a group; and (iii) by each person who is known by us to beneficially own more than 10% of any class of our voting securities. Unless otherwise specified, the address of each of the persons set forth below is in care of our company at 2456 Fortune Dr, Suite 110 Lexington KY 40509:

Series Name	Underlying Asset	Name of Beneficial Owner (1)	Number of Beneficiary Owned (1)	Percentage of Interests Beneficially Owned
Company (2)	N/A	Experiential Squared, Inc. (Manager)	N/A	100.00%
Series Desire Street 19	Always Hopeful	Experiential Squared, Inc. (Manager)	9	0.88%
Series Authentic	Authentic	Experiential Squared, Inc. (Manager)	58	0.46%
Series Bajan Bashert	Bajan Bashert	Experiential Squared, Inc. (Manager)	0	0.00%
Series Balletic	Balletic	Experiential Squared, Inc. (Manager)	12	0.12%
Series Daring Dancer 20	Boppy	Experiential Squared, Inc. (Manager)	1	0.13%
Series Cable Boss	Cable Boss	Experiential Squared, Inc. (Manager)	4	0.08%
Series Arch Support 20	Captain Sparrow	Experiential Squared, Inc. (Manager)	0	0.00%
Series Our Miss Jones 19	Celebrity News	Experiential Squared, Inc. (Manager)	3	0.25%
Series Chad Brown Bundle	Chad Brown Bundle	Experiential Squared, Inc. (Manager)	3	0.06%
Series Race Hunter 19	Chasing Time	Experiential Squared, Inc. (Manager)	0	0.00%
Series Classic Cut	Classic Cut	Experiential Squared, Inc. (Manager)	6	0.06%
Series Moonbow 20	Cumberland Falls	Experiential Squared, Inc. (Manager)	8	0.32%
Series Deep Cover	Deep Cover	Experiential Squared, Inc. (Manager)	2	0.25%

101

Series Tell the Duchess 19	Duke of Love	Experiential Squared, Inc. (Manager)	686	34.30%
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	Experiential Squared, Inc. (Manager)	1	0.02%
Series Escape Route	Escape Route	Experiential Squared, Inc. (Manager)	0	0.00%
Series Just Louise 19	Forbidden Kingdom	Experiential Squared, Inc. (Manager)	1	0.10%
Series Forever Rose (3)	Forever Rose	Experiential Squared, Inc. (Manager)	1,250	100.00%
Series Frosted Oats	Frosted Oats	Experiential Squared, Inc. (Manager)	3	0.07%
Series Future Stars Stable	Future Stars Stable	Experiential Squared, Inc. (Manager)	96	0.96%
Series Gentleman Gerry	Gentleman Gerry	Experiential Squared, Inc. (Manager)	0	0.00%
Series Heaven Street	Heaven Street	Experiential Squared, Inc. (Manager)	0	0.00%
Series Ashlees Empire 20	Helicopter Money	Experiential Squared, Inc. (Manager)	17	0.57%
Series Echo Warrior 19	Hero Status	Experiential Squared, Inc. (Manager)	4	0.07%
Series Sweet Sweet Annie 19	In Due Time	Experiential Squared, Inc. (Manager)	0	0.00%
Series Tapitry 19	Infinite Empire	Experiential Squared, Inc. (Manager)	3	0.37%
Series Fenwick Hall 20	Inspector	Experiential Squared, Inc. (Manager)	1	0.08%
Series Timeless Trick 20	Interstellar	Experiential Squared, Inc. (Manager)	0	0.00%
Series Silverpocketsfull 19	Iron Works	Experiential Squared, Inc. (Manager)	0	0.00%
Series Adjust 20	Jai Ho	Experiential Squared, Inc. (Manager)	0	0.00%
Series Ari the Adventurer 19	Kanthari	Experiential Squared, Inc. (Manager)	5	0.10%
Series Kindle 21	Kindle 21	Experiential Squared, Inc. (Manager)	9	0.00%
Series Knarsdale 21 (AKA Seismic Beauty)	Seismic Beauty	Experiential Squared, Inc. (Manager)	5,100	100.00%
Series Patsys Kim 21	Lady Blitz	Experiential Squared, Inc. (Manager)	17	0.00%
Series Lane Way	Lane Way	Experiential Squared, Inc. (Manager)	2	0.03%
Series Sarrocchi 21	Legitify	Experiential Squared, Inc. (Manager)	5	0.00%
Series You Make Luvin Fun 19	Magical Ways	Experiential Squared, Inc. (Manager)	6	0.10%
Series Man Among Men	Man Among Men	Experiential Squared, Inc. (Manager)	0	0.00%
Series Who'sbeeninmybed 19	Micro Share	Experiential Squared, Inc. (Manager)	11	0.22%
Series Miss Sakamoto	Miss Sakamoto	Experiential Squared, Inc. (Manager)	0	0.00%
Series Mo Temptation	Mo Temptation	Experiential Squared, Inc. (Manager)	10	0.29%
Series Mrs Whistler	Mrs Whistler	Experiential Squared, Inc. (Manager)	0	0.00%
Series Naismith	Naismith	Experiential Squared, Inc. (Manager)	6	0.30%
Series National Road	National Road	Experiential Squared, Inc. (Manager)	10	50.00%
Series NY Exacta	NY Exacta	Experiential Squared, Inc. (Manager)	3	0.15%
Series My Fast One 20	One Fast Dream	Experiential Squared, Inc. (Manager)	7	0.35%
Series One Last Night 21	One Last Night 21	Experiential Squared, Inc. (Manager)	0	0.00%
Series Our Jenny B	Our Jenny B 21	Experiential Squared, Inc. (Manager)	0	0.00%
Series Palace Foal	Palace Foal	Experiential Squared, Inc. (Manager)	510	100.00%
Series Northern Smile 20	Pep Rally	Experiential Squared, Inc. (Manager)	0	0.00%
Series Spirit 20	Phantom Ride	Experiential Squared, Inc. (Manager)	6	0.20%
Series I'm a Looker 20	Pioneer Prince	Experiential Squared, Inc. (Manager)	7	0.18%
Series Rosie's Alibi	Rosie's Alibi	Experiential Squared, Inc. (Manager)	5	0.05%
Series Salute to America	Salute to America	Experiential Squared, Inc. (Manager)	0	0.10%
Series Co Cola 19	Search Engine	Experiential Squared, Inc. (Manager)	1	0.02%
Series Elarose 21	Secret Crush	Experiential Squared, Inc. (Manager)	7	0.07%
Series Enchante 21	Simply Enchanting	Experiential Squared, Inc. (Manager)	5	0.08%
Series Classofsixtythree 19	Sixtythreecaliber	Experiential Squared, Inc. (Manager)	0	0.00%
Series Smart Shopping 21	Seize the Grey	Experiential Squared, Inc. (Manager)	6	0.00%
Series Song of Lark 21	Song of the Lark 21	Experiential Squared, Inc. (Manager)	7	0.27%

102

Series Flora Dora 20	Spun Intended	Experiential Squared, Inc. (Manager)	0	0.00%
Series Jeanne's Speight 20	Stay Fabulous	Experiential Squared, Inc. (Manager)	18	0.72%
Series Margarita Friday 19	Straight No Chaser	Experiential Squared, Inc. (Manager)	24	1.20%
Series Grand Traverse Bay 20	Sun Valley Road	Experiential Squared, Inc. (Manager)	0	0.00%
Series Courtisane 19	Tap the Gavel	Experiential Squared, Inc. (Manager)	0	0.00%
Series Mayan Milagra 19	Tepeu	Experiential Squared, Inc. (Manager)	0	0.00%
Series The Royal Duet	San Saria 21 and La Cuvee 21	Experiential Squared, Inc. (Manager)	5	0.01%
Series Tufnel	Tufnel	Experiential Squared, Inc. (Manager)	41	0.79%
Series Twirl Girl 21	Twirl Girl 21	Experiential Squared, Inc. (Manager)	13	65.00%
Series Vow	Vow	Experiential Squared, Inc. (Manager)	0	0.00%
Series War Safe	War Safe	Experiential Squared, Inc. (Manager)	12	0.60%
Series Who Runs the World	Who Runs the World	Experiential Squared, Inc. (Manager)	7	0.14%
Series Yes This Time	Yes This Time	Experiential Squared, Inc. (Manager)	4	40.00%
Series Adaay In Asia	Adaay in Asia	Experiential Squared, Inc. (Manager)	5,100	100.00%
Series Bullish Sentiment 21	Bullish Sentiment 21	Experiential Squared, Inc. (Manager)	3,000	100.00%
Series Sweet as Sin	Sweet as Sin	Experiential Squared, Inc. (Manager)	2,200	100.00%
Series Alliford Bay 21	Alliford Bay 21	Experiential Squared, Inc. (Manager)	3,750	100.00%
Series Blue Corner 21	Blues Corner 21	Experiential Squared, Inc. (Manager)	6,000	100.00%
Series Lovesick 21	Lovesick 21	Experiential Squared, Inc. (Manager)	13,333	100.00%
Series Tamboz 21	Tamboz 21	Experiential Squared, Inc. (Manager)	6,500	100.00%
Series Classic Colts Package	Multiple	Experiential Squared, Inc. (Manager)	7	17.50%
Series Ishvana 20	Ishvana 20	Experiential Squared, Inc. (Manager)	5,100	100.00%

____________________

(1)	Experiential Squared, Inc. or an affiliate holds a promissory note which provides that, at its election, such beneficial owner may convert the outstanding balance of the note into the number of unsold Series Interests in the offering of such Series on the date of conversion. As such, such party is deemed to be the beneficial owner of such unsold Series Interests until such time as the Series is fully subscribed. Notwithstanding the foregoing, as to Series offerings closed on or prior to September 18, 2020, such holders listed above are direct Series Interest Holders as all such promissory notes have been converted in full prior to such date.
(2)	The purchase of membership interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not an investment in the Company as a whole.
(3)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(4)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As described in the financial statements, the Company has the following transactions involving the issuer or related parties (other than compensation described under “Item 3 – “Compensation of Executive Officers” and “Compensation of Manager”):

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

103

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Conflicts of Interest

See “Conflicts of Interest” section above for more information.

ITEM 6. OTHER INFORMATION

None.

ITEM 7. FINANCIAL STATEMENTS

Index to Financial Statements

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021, AND FOR THE YEARS THEN ENDED:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS	F-2

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS	F-40

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS ’ EQUITY (DEFICIT)	F-78

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS	F-97

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS	F-135

104

INDEPENDENT AUDITOR’S REPORT

June 14, 2023

To: Experiential Squared, Inc as manager of My Racehorse CA LLC and its Series

Re: 2022 and 2021 Consolidated and Consolidating Financial Statement Audit

We have audited the accompanying financial statements of MY RACEHORSE CA, LLC (a series limited liability company organized in Nevada) (the “Company”), on a consolidated basis and for each listed Series on a consolidating basis balance sheets as of December 31, 2022 and 2021, and the related consolidated and consolidating statements of operations, changes in members’ equity, and cash flows for the calendar year periods ended December 31, 2022 and 2021, and the related notes to such consolidated and consolidating financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the Company and each Series’ financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated and consolidating financial statements referred to above present fairly, in all material respects, the financial position of the Company and each listed Series as of December 31, 2022 and 2021, and the results of its consolidated and consolidating operations, changes in members’ equity and its cash flows for the calendar year periods thus ended in accordance with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated and consolidating financial statements have been prepared assuming that the Company and each listed series will continue as a going concern. However, there is substantial doubt about its ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding these matters are also described in the Notes to the consolidated and consolidating financial statements. The consolidated and consolidating financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Sincerely,

IndigoSpire CPA Group

We have served as the Company’s auditor since 2018.

IndigoSpire CPA Group, LLC

Aurora, Colorado

June 14, 2023

F-1

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	12,438	–	–	–	–	22,438	91,770
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	12,438	–	–	–	–	22,438	91,770
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	69,780	–	–	–	–	126,090	32,302
Total Non-Current Assets	–	69,780	–	–	–	–	126,090	32,302

TOTAL ASSETS	$–	$82,218	$–	$–	$–	$–	$148,527	$124,073

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	52,354	–
Total Long-term Liabilities	–	–	–	–	–	–	52,354	–

Total Liabilities	–	–	–	–	–	–	52,354	–

Members' Equity:
Capital Contribution	–	–	24,272	33,786	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	147,299	135,000	157,908	74,719	8,998	77,255	421,566	200,850
Accumulated deficit	(147,299)	(52,782)	(182,180)	(108,505)	(8,998)	(77,255)	(325,393)	(76,777)
Total Members' Equity	–	82,218	–	–	–	–	96,173	124,073

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$82,218	$–	$–	$–	$–	$148,527	$124,073

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-2

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	1,200
Horse reserve funds receivable from Manager (see Note 4)	–	(189,569)	–	18,982	87,248	–	–	11,542
Prepaid expense	–	–	–	1,911	–	–	–	–
Total Current Assets	–	(189,569)	–	20,893	87,248	–	–	12,742
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	699,923	–	109,491	253,185	–	–	–
Total Non-Current Assets	–	699,923	–	109,491	253,185	–	–	–

TOTAL ASSETS	$–	$510,354	$–	$130,384	$340,434	$–	$–	$12,742

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$25,800	$–	$–	$–	$–
Accrued expense	–	4,925	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	12,742
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	4,925	–	25,800	–	–	–	12,742

Long-term Liabilities:
Long-term debt - related party	–	1,567,040	–	–	–	–	–	–
Total Long-term Liabilities	–	1,567,040	–	–	–	–	–	–

Total Liabilities	–	1,571,965	–	25,800	–	–	–	12,742

Members' Equity:
Capital Contribution	24,527	–	40,192	–	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	2,099,833	264,846	130,000	794,100	38,000	726,000	84,467
Accumulated deficit	(90,928)	(3,161,443)	(305,037)	(25,416)	(453,666)	(54,469)	(774,373)	(120,467)
Total Members' Equity	–	(1,061,611)	–	104,584	340,434	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$510,354	$–	$130,384	$340,434	$–	$–	$12,742

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-3

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	63,107	–	21,631	31,124	7,715	189,967	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	63,107	–	21,631	31,124	7,715	189,967	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	157,819	–	–	–	55,824	376,744	–
Total Non-Current Assets	–	157,819	–	–	–	55,824	376,744	–

TOTAL ASSETS	$–	$220,926	$–	$21,631	$31,124	$63,539	$566,711	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	708	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	21,631	30,416	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	21,631	31,124	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	21,631	31,124	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	11,750	494,700	44,400	470,927	283,931	110,111	1,170,000	–
Accumulated deficit	(11,750)	(273,774)	(44,400)	(470,927)	(283,931)	(46,571)	(603,289)	–
Total Members' Equity	–	220,926	–	–	–	63,539	566,711	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$220,926	$–	$21,631	$31,124	$63,539	$566,711	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-4

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Classic Cut	Series Classofsixty- three 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	600
Horse reserve funds receivable from Manager (see Note 4)	99,394	25,172	43,029	–	–	51,353	–	(600)
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	99,394	25,172	43,029	–	–	51,353	–	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	134,806	29,514	146,020	–	–	105,363	–	–
Total Non-Current Assets	134,806	29,514	146,020	–	–	105,363	–	–

TOTAL ASSETS	$234,200	$54,685	$189,049	$–	$–	$156,716	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	50,000	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	50,000	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	73,900	–	–	–	–	–	–
Total Long-term Liabilities	–	73,900	–	–	–	–	–	–

Total Liabilities	–	123,900	–	–	–	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	510,000	58,960	505,563	686,309	46,629	457,099	106,872	39,711
Accumulated deficit	(275,800)	(128,175)	(316,514)	(686,309)	(46,629)	(300,382)	(106,872)	(99,711)
Total Members' Equity	234,200	(69,215)	189,049	–	–	156,716	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$234,200	$54,685	$189,049	$–	$–	$156,716	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-5

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	4,800	–	5,925	–	–
Horse reserve funds receivable from Manager (see Note 4)	21,923	–	1,880	4,134	26,621	42,004	92,512	142,831
Prepaid expense	–	–	849	–	–	–	–	–
Total Current Assets	21,923	–	2,730	8,934	26,621	47,929	92,512	142,831
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	26,644	–	6,496	54,516	38,925	68,589	79,526	269,575
Total Non-Current Assets	26,644	–	6,496	54,516	38,925	68,589	79,526	269,575

TOTAL ASSETS	$48,567	$–	$9,226	$63,450	$65,546	$116,518	$172,038	$412,406

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$271,512
Accrued expense	–	–	–	–	–	5,925	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	324	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	324	–	5,925	–	271,512

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	324	–	5,925	–	271,512

Members' Equity:
Capital Contribution	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	101,250	26,026	176,000	110,840	197,798	289,860	250,000	243,639
Accumulated deficit	(52,683)	(26,026)	(166,774)	(95,714)	(132,253)	(179,267)	(77,962)	(102,745)
Total Members' Equity	48,567	–	9,226	63,126	65,546	110,593	172,038	140,894

TOTAL LIABILITIES AND MEMBERS' EQUITY	$48,567	$–	$9,226	$63,450	$65,546	$116,518	$172,038	$412,406

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-6

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	3,600	241	–	–	–	–	562
Horse reserve funds receivable from Manager (see Note 4)	157,696	(8,247)	8,080	65,134	(18,468)	1,262	16,733	103,891
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	157,696	(4,647)	8,320	65,134	(18,468)	1,262	16,733	104,454
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	283,500	10,980	19,748	72,538	95,515	46,259	24,012	34,294
Total Non-Current Assets	283,500	10,980	19,748	72,538	95,515	46,259	24,012	34,294

TOTAL ASSETS	$441,196	$6,333	$28,069	$137,671	$77,047	$47,521	$40,745	$138,747

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$112,046	$–	$–	$–	$118,142	$–	$–	$–
Accrued expense	–	–	241	–	–	–	–	562
Deferred revenue	–	–	–	–	–	–	–	10,000
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	112,046	–	241	–	118,142	–	–	10,562

Long-term Liabilities:
Long-term debt - related party	–	–	52,890	–	–	–	56,953	65,340
Total Long-term Liabilities	–	–	52,890	–	–	–	56,953	65,340

Total Liabilities	112,046	–	53,130	–	118,142	–	56,953	75,902

Members' Equity:
Capital Contribution	–	72,000	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	495,424	(38,426)	137,137	240,300	–	79,553	144,402	469,700
Accumulated deficit	(166,275)	(27,241)	(162,199)	(102,629)	(41,095)	(32,033)	(160,610)	(406,854)
Total Members' Equity	329,149	6,333	(25,062)	137,671	(41,095)	47,521	(16,208)	62,846

TOTAL LIABILITIES AND MEMBERS' EQUITY	$441,196	$6,333	$28,069	$137,671	$77,047	$47,521	$40,745	$138,747

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-7

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(1,948)	550,138	–	64,741	19,535	12,682	102,460	(15,989)
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(1,948)	550,138	–	64,741	19,535	12,682	102,460	(15,989)
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	76,852	–	–	–	22,474	84,229	142,042	246,125
Total Non-Current Assets	76,852	–	–	–	22,474	84,229	142,042	246,125

TOTAL ASSETS	$74,904	$550,138	$–	$64,741	$42,009	$96,911	$244,502	$230,136

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$(103)	$–	$271,250	$275,000
Accrued expense	–	79,334	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	470,804	–	64,741	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	550,138	–	64,741	(103)	–	271,250	275,000

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	550,138	–	64,741	(103)	–	271,250	275,000

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	155,000	(236,882)	70,877	268,087	90,729	144,965	–	–
Accumulated deficit	(80,096)	236,882	(70,877)	(268,087)	(48,617)	(48,054)	(26,748)	(44,864)
Total Members' Equity	74,904	–	–	–	42,112	96,911	(26,748)	(44,864)

TOTAL LIABILITIES AND MEMBERS' EQUITY	$74,904	$550,138	$–	$64,741	$42,009	$96,911	$244,502	$230,136

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-8

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	2,606	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	154,796	–	(15,282)	96,414	(3,896)	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	154,796	–	(15,282)	96,414	(1,290)	–	–	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	213,403	–	114,120	96,031	35,133	–	–	–
Total Non-Current Assets	213,403	–	114,120	96,031	35,133	–	–	–

TOTAL ASSETS	$368,198	$–	$98,839	$192,445	$33,843	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$125,000	$794	$–	$–	$–	$–
Accrued expense	–	–	–	–	2,606	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	125,000	794	2,606	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	92,503	–	–	–
Total Long-term Liabilities	–	–	–	–	92,503	–	–	–

Total Liabilities	–	–	125,000	794	95,109	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	580,000	199,520	–	307,333	73,379	426,088	20,025	26,000
Accumulated deficit	(211,802)	(199,520)	(26,161)	(115,681)	(134,644)	(426,088)	(20,025)	(36,973)
Total Members' Equity	368,198	–	(26,161)	191,652	(61,265)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$368,198	$–	$98,839	$192,445	$33,843	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-9

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	12,306	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	32,677	–	–	–	–	–	2,146	–
Prepaid expense	329	–	–	–	–	–	–	–
Total Current Assets	45,312	–	–	–	–	–	2,146	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	11,305	–	–	–	–	–	–	–
Total Non-Current Assets	11,305	–	–	–	–	–	–	–

TOTAL ASSETS	$56,617	$–	$–	$–	$–	$–	$2,146	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	12,306	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	2,146	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	12,306	–	–	–	–	–	2,146	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	12,306	–	–	–	–	–	2,146	–

Members' Equity:
Capital Contribution	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	526,222	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Accumulated deficit	(481,910)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Total Members' Equity	44,311	–	–	–	–	(0)	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$56,617	$–	$–	$–	$–	$(0)	$2,146	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-10

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	1,515	–	6,076	–	6,000	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	10,335	70,470	65,637	–	(4,467)	37,483	–	35,662
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	11,850	70,470	71,713	–	1,533	37,483	–	35,662
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	34,577	–	53,034	–	48,074	–	–	68,576
Total Non-Current Assets	34,577	–	53,034	–	48,074	–	–	68,576

TOTAL ASSETS	$46,427	$70,470	$124,747	$–	$49,608	$37,483	$–	$104,238

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$(46)
Accrued expense	1,515	1,553	6,076	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	68,917	–	–	–	37,483	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	1,515	70,470	6,076	–	–	37,483	–	(46)

Long-term Liabilities:
Long-term debt - related party	51,777	–	–	–	–	–	–	–
Total Long-term Liabilities	51,777	–	–	–	–	–	–	–

Total Liabilities	53,292	70,470	6,076	–	–	37,483	–	(46)

Members' Equity:
Capital Contribution	–	–	–	–	48,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	209,395	132,253	275,520	179,649	62,858	83,877	31,250	304,314
Accumulated deficit	(216,261)	(132,253)	(156,849)	(179,649)	(61,250)	(83,877)	(31,984)	(200,030)
Total Members' Equity	(6,865)	–	118,671	–	49,608	–	–	104,284

TOTAL LIABILITIES AND MEMBERS' EQUITY	$46,427	$70,470	$124,747	$–	$49,608	$37,483	$–	$104,238

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-11

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	96,399	–	89,716	–	–	57,298	125,712
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	96,399	–	89,716	–	–	57,298	125,712
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	87,923	–	40,867	–	–	36,648	85,167
Total Non-Current Assets	–	87,923	–	40,867	–	–	36,648	85,167

TOTAL ASSETS	$–	$184,323	$–	$130,583	$–	$–	$93,946	$210,879

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$(349)	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	(349)	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	(349)	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	304,500	223,434	214,925	21,628	26,129	271,291	330,000
Accumulated deficit	(355,378)	(120,177)	(223,434)	(84,342)	(21,628)	(26,129)	(176,995)	(119,121)
Total Members' Equity	–	184,323	–	130,583	–	–	94,296	210,879

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$184,323	$–	$130,583	$–	$–	$93,946	$210,879

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-12

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	2,262	3,000	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(41,193)	2,500	–	–	–	–	(7,991)	(58,119)
Prepaid expense	1,073	–	–	–	–	–	–	2,238
Total Current Assets	(37,859)	5,500	–	–	–	–	(7,991)	(55,881)
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	36,382	52,838	–	–	–	–	66,210	38,916
Total Non-Current Assets	36,382	52,838	–	–	–	–	66,210	38,916

TOTAL ASSETS	$(1,477)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	2,262	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	2,262	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	2,262	–	–	–	–	–	–	–

Members' Equity:
Capital Contribution	–	36,000	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	304,000	103,963	21,100	20,000	23,850	33,000	140,000	454,720
Accumulated deficit	(307,739)	(81,625)	(21,100)	(20,000)	(23,850)	(33,000)	(81,781)	(471,685)
Total Members' Equity	(3,739)	58,338	–	–	–	–	58,219	(16,965)

TOTAL LIABILITIES AND MEMBERS' EQUITY	$(1,477)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-13

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	104,736	25,280	46,528	(6,171)	149,796	–	–	–
Prepaid expense	–	–	1,511	–	–	–	–	–
Total Current Assets	104,736	25,280	48,039	(6,171)	149,796	–	–	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	117,690	27,542	47,137	–	291,441	–	–	–
Total Non-Current Assets	117,690	27,542	47,137	–	291,441	–	–	–

TOTAL ASSETS	$222,426	$52,821	$95,176	$(6,171)	$441,237	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$144,666	$–	$59,880	$–	$105,838	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	144,666	–	59,880	23	105,838	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	144,666	–	59,880	15,629	105,838	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	152,324	179,064	54,000	–	528,409	248,880	95,535	219,885
Accumulated deficit	(74,563)	(126,243)	(18,704)	(21,801)	(193,010)	(250,621)	(125,924)	(219,885)
Total Members' Equity	77,761	52,821	35,296	(21,801)	335,399	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$222,426	$52,821	$95,176	$(6,171)	$441,237	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-14

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	25,082	95,726	46,947	183,394	–	–	–	60,565
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	25,082	95,726	46,947	183,394	–	–	–	60,565
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	114,063	351,058	38,570	259,608	–	–	–	127,978
Total Non-Current Assets	114,063	351,058	38,570	259,608	–	–	–	127,978

TOTAL ASSETS	$139,145	$446,785	$85,517	$443,001	$–	$–	$–	$188,544

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$59,619	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	59,619	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	61,330
Total Long-term Liabilities	–	–	–	–	–	–	–	61,330

Total Liabilities	–	–	–	59,619	–	–	–	61,330

Members' Equity:
Capital Contribution	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	357,900	998,800	233,910	563,072	23,290	19,776	20,000	418,346
Accumulated deficit	(218,755)	(552,015)	(148,393)	(179,690)	(23,290)	(19,776)	(42,953)	(291,132)
Total Members' Equity	139,145	446,785	85,517	383,382	–	–	–	127,214

TOTAL LIABILITIES AND MEMBERS' EQUITY	$139,145	$446,785	$85,517	$443,001	$–	$–	$–	$188,544

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-15

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	144,006	–	95,883	–	–	70,575	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	144,006	–	95,883	–	–	70,575	–	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	273,226	–	144,734	–	–	77,560	–	–
Total Non-Current Assets	273,226	–	144,734	–	–	77,560	–	–

TOTAL ASSETS	$417,231	$–	$240,616	$–	$–	$148,135	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$46,375	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	46,375	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	46,375	–	–	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	635,000	28,570	289,481	34,881	44,555	242,070	40,500	265,079
Accumulated deficit	(217,769)	(28,570)	(95,240)	(34,881)	(44,555)	(93,935)	(66,479)	(265,079)
Total Members' Equity	417,231	–	194,241	–	–	148,135	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$417,231	$–	$240,616	$–	$–	$148,135	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-16

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	1,200	7,200	–	–	549	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	666	(4,876)	–	–	10,224	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	1,866	2,324	–	–	10,773	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	33,016	–	–	34,577	–
Total Non-Current Assets	–	–	–	33,016	–	–	34,577	–

TOTAL ASSETS	$–	$–	$1,866	$35,340	$–	$–	$45,350	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	1,200	1,800	–	–	549	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	666	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	1,866	1,800	–	–	549	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	50,750	–
Total Long-term Liabilities	–	–	–	–	–	–	50,750	–

Total Liabilities	–	–	1,866	1,800	–	–	51,299	–

Members' Equity:
Capital Contribution	–	–	12,000	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(200,712)	14,000	11,983	212,995	16,483
Accumulated deficit	3,317	(373,619)	(110,606)	186,252	(14,000)	(11,983)	(218,945)	(16,483)
Total Members' Equity	–	–	–	33,540	–	0	(5,950)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$1,866	$35,340	$–	$0	$45,350	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-17

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	600	–	–	–	–	–	2,436	–
Horse reserve funds receivable from Manager (see Note 4)	(600)	39,504	32,677	(2,062)	(13,938)	(3,280)	13,911	59,914
Prepaid expense	–	–	–	–	411	–	–	–
Total Current Assets	–	39,504	32,677	(2,062)	(13,527)	(3,280)	16,347	59,914
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	40,981	–	462,551	14,907	46,500	–	96,438
Total Non-Current Assets	–	40,981	–	462,551	14,907	46,500	–	96,438

TOTAL ASSETS	$–	$80,484	$32,677	$460,489	$1,380	$43,219	$16,347	$156,352

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$541,331	$–	$–	$–	$–
Accrued expense	–	–	25,707	–	–	–	2,436	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	6,970	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	32,677	541,331	–	–	2,436	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	32,677	541,331	–	–	2,436	–

Members' Equity:
Capital Contribution	21,600	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	–	229,000	93,000	29,679	322,400
Accumulated deficit	(147,600)	(25,876)	(995,885)	(80,842)	(227,620)	(49,781)	(15,768)	(166,048)
Total Members' Equity	–	80,484	–	(80,842)	1,380	43,219	13,911	156,352

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$80,484	$32,677	$460,489	$1,380	$43,219	$16,347	$156,352

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-18

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	47,677	–	–	–	–	63,922	62,106	–
Prepaid expense	2,158	–	–	–	–	–	–	–
Total Current Assets	49,835	–	–	–	–	63,922	62,106	–
	–	–	–	–	–	–	–	–
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	68,056	–	–	–	–	64,134	45,893	–
Total Non-Current Assets	68,056	–	–	–	–	64,134	45,893	–

TOTAL ASSETS	$117,891	$–	$–	$–	$–	$128,056	$107,999	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$87,165	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	87,165	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	87,165	–	–	–	–	–	–	–

Members' Equity:
Capital Contribution	–	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	52,500	135,000	40,069	21,569	(35,487)	338,880	281,700	550,381
Accumulated deficit	(21,774)	(142,724)	(40,069)	(21,569)	35,487	(210,824)	(173,701)	(584,206)
Total Members' Equity	30,726	–	–	–	–	128,056	107,999	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$117,891	$–	$–	$–	$–	$128,056	$107,999	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-19

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2022 (Continued)

	Series Who Runs the World	Series Who'sbeen inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA	FY 2022 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	2,400	–	–	–	–	–	65,079
Horse reserve funds receivable from Manager (see Note 4)	70,211	48,528	(2,400)	–	(7,183)	46,476	–	–	4,226,464
Prepaid expense	–	–	–	–	–	–	–	–	10,481
Total Current Assets	70,211	48,528	–	–	(7,183)	46,476	–	–	4,302,024
	–	–	–	–	–	–	–	–	(1)
Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	172,166	104,922	–	–	32,975	109,722	–	–	8,316,347
Total Non-Current Assets	172,166	104,922	–	–	32,975	109,722	–	–	8,316,347

TOTAL ASSETS	$242,377	$153,450	$–	$–	$25,792	$156,198	$–	$–	$12,618,371

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–	$2,243,920
Accrued expense	–	–	–	–	–	–	–	–	149,708
Deferred revenue	–	–	–	–	–	–	–	–	60,000
Distributions payable	–	–	–	–	–	–	–	–	716,840
Interest payable	–	–	–	–	–	–	–	–	23
Total Current Liabilities	–	–	–	–	–	–	–	–	3,170,491

Long-term Liabilities:
Long-term debt - related party	–	52,018	–	–	–	–	–	–	2,192,460
Total Long-term Liabilities	–	52,018	–	–	–	–	–	–	2,192,460

Total Liabilities	–	52,018	–	–	–	–	–	–	5,362,951

Members' Equity:
Capital Contribution	–	–	36,000	–	84,000	–	–	11,843	841,824
Subscriptions in series, net of distributions (See Note 6)	530,400	355,521	110,389	261,791	(117,343)	448,440	25,194	–	32,004,419
Accumulated deficit	(288,023)	(254,089)	(146,389)	(261,791)	59,135	(292,242)	(25,194)	(11,843)	(25,590,823)
Total Members' Equity	242,377	101,432	–	–	25,792	156,198	(0)	–	7,255,420

TOTAL LIABILITIES AND MEMBERS' EQUITY	$242,377	$153,450	$–	$–	$25,792	$156,198	(0)	$–	$12,618,371

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-20

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	12,298	–	15,715	38,119	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	12,298	–	15,715	38,119	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	27,024	–	–	228,727	–
Total Non-Current Assets	–	–	–	27,024	–	–	228,727	–

TOTAL ASSETS	$–	$–	$–	$39,322	$–	$15,715	$266,847	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	25,104	–	–	20,534	–
Total Long-term Liabilities	–	–	–	25,104	–	–	20,534	–

Total Liabilities	–	–	–	25,104	–	–	20,534	–

Members' Equity:
Capital Contribution	–	–	24,272	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	147,299	–	157,908	83,743	8,998	92,970	433,500	–
Accumulated deficit	(147,299)	–	(182,180)	(69,525)	(8,998)	(77,255)	(187,187)	–
Total Members' Equity	–	–	–	14,218	–	15,715	246,313	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$–	$39,322	$–	$15,715	$266,847	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-21

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	14,634	(275,776)	25,063	–	181,899	(16,506)	–	2,691
Prepaid expense	–	57,223	–	–	–	24	–	–
Total Current Assets	14,634	(218,553)	25,063	–	181,899	(16,481)	–	2,691

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	25,792	1,949,330	113,117	–	410,685	0	–	42,370
Total Non-Current Assets	25,792	1,949,330	113,117	–	410,685	0	–	42,370

TOTAL ASSETS	$40,426	$1,730,777	$138,179	$–	$592,585	$(16,481)	$–	$45,061

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$488,988	$–	$–	$22,050
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	488,988	–	–	22,050

Long-term Liabilities:
Long-term debt - related party	47,545	1,968,474	39,684	–	–	–	–	–
Total Long-term Liabilities	47,545	1,968,474	39,684	–	–	–	–	–

Total Liabilities	47,545	1,968,474	39,684	–	488,988	–	–	22,050

Members' Equity:
Capital Contribution	–	–	–	–	–	–	48,373	–
Subscriptions in series, net of distributions (See Note 6)	84,600	2,524,083	295,200	–	224,720	38,000	726,000	75,000
Accumulated deficit	(91,719)	(2,761,780)	(196,705)	–	(121,123)	(54,481)	(774,373)	(51,989)
Total Members' Equity	(7,119)	(237,698)	98,495	–	103,597	(16,481)	–	23,011

TOTAL LIABILITIES AND MEMBERS' EQUITY	$40,426	$1,730,777	$138,179	$–	$592,585	$(16,481)	$–	$45,061

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-22

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	109,777	–	54,026	34,775	–	323,639	–
Prepaid expense	–	–	–	1,665	–	–	6,711	–
Total Current Assets	–	109,777	–	55,690	34,775	–	330,350	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	255,994	–	231,853	140,311	–	587,952	–
Total Non-Current Assets	–	255,994	–	231,853	140,311	–	587,952	–

TOTAL ASSETS	$–	$365,771	$–	$287,543	$175,086	$–	$918,301	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$230,118	$–	$93,061	$–	$–	$994,500	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	230,118	–	93,061	–	–	994,500	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	31,524	–	–	–
Total Long-term Liabilities	–	–	–	–	31,524	–	–	–

Total Liabilities	–	230,118	–	93,061	31,524	–	994,500	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	11,750	223,973	44,400	405,616	366,540	–	–	–
Accumulated deficit	(11,750)	(88,320)	(44,400)	(211,135)	(222,979)	–	(76,199)	–
Total Members' Equity	–	135,653	–	194,481	143,562	–	(76,199)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$365,771	$–	$287,543	$175,086	$–	$918,301	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-23

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	155,443	18,601	84,970	8,051	11,491	115,344	(13,907)	(605)
Prepaid expense	–	–	–	2,445	–	–	100	–
Total Current Assets	155,443	18,601	84,970	10,496	11,491	115,344	(13,807)	(605)

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	218,806	71,181	257,582	335,125	18,771	185,863	5,338	60,293
Total Non-Current Assets	218,806	71,181	257,582	335,125	18,771	185,863	5,338	60,293

TOTAL ASSETS	$374,250	$89,781	$342,552	$345,621	$30,262	$301,208	$(8,469)	$59,688

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	26,925	–	18,981	20,550	–	–	–
Total Long-term Liabilities	–	26,925	–	18,981	20,550	–	–	–

Total Liabilities	–	26,925	–	18,981	20,550	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	36,000
Subscriptions in series, net of distributions (See Note 6)	510,000	193,000	538,611	744,000	62,492	486,499	106,872	96,853
Accumulated deficit	(135,750)	(130,144)	(196,059)	(417,359)	(52,780)	(185,291)	(115,341)	(73,165)
Total Members' Equity	374,250	62,856	342,552	326,641	9,712	301,208	(8,469)	59,688

TOTAL LIABILITIES AND MEMBERS' EQUITY	$374,250	$89,781	$342,552	$345,621	$30,262	$301,208	$(8,469)	$59,688

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-24

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	29,717	–	7,639	5,598	63,161	94,050	–	–
Prepaid expense	–	–	516	–	–	–	–	–
Total Current Assets	29,717	–	8,155	5,598	63,161	94,050	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	42,394	–	33,830	84,516	67,485	125,289	–	–
Total Non-Current Assets	42,394	–	33,830	84,516	67,485	125,289	–	–

TOTAL ASSETS	$72,111	$–	$41,985	$90,114	$130,645	$219,339	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$81,000	$–	$–	$–	$1,538	$105,157	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	81,000	–	–	–	1,538	105,157	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	81,000	–	–	–	1,538	105,157	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	–	26,026	176,000	128,000	203,211	224,286	–	–
Accumulated deficit	(8,889)	(26,026)	(134,015)	(37,886)	(74,103)	(110,104)	–	–
Total Members' Equity	(8,889)	–	41,985	90,114	129,108	114,182	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$72,111	$–	$41,985	$90,114	$130,645	$219,339	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-25

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	23,489	15,485	–	–	–	24,375	49,619
Prepaid expense	–	–	–	–	–	–	–	1,193
Total Current Assets	–	23,489	15,485	–	–	–	24,375	50,812

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	25,113	48,448	–	–	–	58,178	190,750
Total Non-Current Assets	–	25,113	48,448	–	–	–	58,178	190,750

TOTAL ASSETS	$–	$48,602	$63,934	$–	$–	$–	$82,553	$241,562

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	24,522	–	–	–	25,273	71,596
Total Long-term Liabilities	–	–	24,522	–	–	–	25,273	71,596

Total Liabilities	–	–	24,522	–	–	–	25,273	71,596

Members' Equity:
Capital Contribution	–	46,800	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	–	7,076	138,580	–	–	–	163,344	484,800
Accumulated deficit	–	(5,274)	(99,168)	–	–	–	(106,064)	(314,834)
Total Members' Equity	–	48,602	39,412	–	–	–	57,280	169,966

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$48,602	$63,934	$–	$–	$–	$82,553	$241,562

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-26

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	42,836	–	89,610	29,460	–	–	–
Prepaid expense	–	3,786	–	–	–	–	–	–
Total Current Assets	–	46,622	–	89,610	29,460	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	229,629	–	121,415	35,599	–	–	–
Total Non-Current Assets	–	229,629	–	121,415	35,599	–	–	–

TOTAL ASSETS	$–	$276,250	$–	$211,026	$65,059	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$72,600	$–	$–	$–
Accrued expense	–	51,000	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	51,000	–	–	72,600	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	51,000	–	–	72,600	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	–	352,242	70,877	335,250	–	–	–	–
Accumulated deficit	–	(126,992)	(70,877)	(124,224)	(7,541)	–	–	–
Total Members' Equity	–	225,250	–	211,026	(7,541)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$276,250	$–	$211,026	$65,059	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-27

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	85,080	–	–	23,801	9,334	–	–
Prepaid expense	–	–	–	–	–	2,743	–	–
Total Current Assets	–	85,080	–	–	23,801	12,077	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	73,622	–	–	86,133	84,363	–	–
Total Non-Current Assets	–	73,622	–	–	86,133	84,363	–	–

TOTAL ASSETS	$–	$158,701	$–	$–	$109,934	$96,439	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$2,953	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	2,953	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	37,912	–	–	–
Total Long-term Liabilities	–	–	–	–	37,912	–	–	–

Total Liabilities	–	2,953	–	–	37,912	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	–	247,374	–	–	204,347	510,000	20,025	26,000
Accumulated deficit	–	(91,626)	–	–	(132,325)	(413,561)	(20,025)	(36,973)
Total Members' Equity	–	155,749	–	–	72,022	96,439	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$158,701	$–	$–	$109,934	$96,439	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-28

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(14,839)	22,857	–	–	40,324	–	–	–
Prepaid expense	685	–	–	–	–	–	–	–
Total Current Assets	(14,154)	22,857	–	–	40,324	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	142,238	45,749	–	–	129,200	–	–	–
Total Non-Current Assets	142,238	45,749	–	–	129,200	–	–	–

TOTAL ASSETS	$128,084	$68,607	$–	$–	$169,524	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	17,386	–	–	32,627	–	–	–
Total Long-term Liabilities	–	17,386	–	–	32,627	–	–	–

Total Liabilities	–	17,386	–	–	32,627	–	–	–

Members' Equity:
Capital Contribution	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	526,222	143,500	143,750	–	357,000	9,294	–	3,824
Accumulated deficit	(398,138)	(92,280)	(150,196)	–	(220,102)	(9,294)	–	(3,824)
Total Members' Equity	128,084	51,220	–	–	136,898	(0)	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$128,084	$68,607	$–	$–	$169,524	$(0)	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-29

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	19,853	13,825	138,487	(39,137)	7,670	14,472	(741)	88,070
Prepaid expense	–	10,756	0	911	–	–	–	–
Total Current Assets	19,853	24,582	138,487	(38,226)	7,670	14,472	(741)	88,070

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	83,777	93,541	91,534	17,467	84,741	42,230	–	121,076
Total Non-Current Assets	83,777	93,541	91,534	17,467	84,741	42,230	–	121,076

TOTAL ASSETS	$103,630	$118,122	$230,020	$(20,759)	$92,411	$56,702	$(741)	$209,146

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$281,353	$–	$–	$–	$–	$49,618
Accrued expense	–	–	–	9,300	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	281,353	9,300	–	–	–	49,618

Long-term Liabilities:
Long-term debt - related party	23,201	40,656	–	–	–	22,376	–	–
Total Long-term Liabilities	23,201	40,656	–	–	–	22,376	–	–

Total Liabilities	23,201	40,656	281,353	9,300	–	22,376	–	49,618

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	223,860	213,831	996	179,649	170,000	121,360	31,250	265,626
Accumulated deficit	(143,431)	(136,366)	(52,329)	(209,707)	(77,589)	(87,035)	(31,991)	(106,098)
Total Members' Equity	80,429	77,466	(51,333)	(30,059)	92,411	34,325	(741)	159,528

TOTAL LIABILITIES AND MEMBERS' EQUITY	$103,630	$118,122	$230,020	$(20,759)	$92,411	$56,702	$(741)	$209,146

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-30

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	113,577	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	113,577	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	64,648	–
Total Non-Current Assets	–	–	–	–	–	–	64,648	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$178,225	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$54,615	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	54,615	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	54,615	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	–	223,434	–	21,628	26,129	209,747	–
Accumulated deficit	(355,378)	–	(223,434)	–	(21,628)	(26,129)	(86,137)	–
Total Members' Equity	–	–	–	–	–	–	123,610	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$–	$–	$–	$–	$178,225	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-31

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	8,314	3,489	–	–	–	–	–	34,103
Prepaid expense	1,072	–	–	–	–	–	–	2,990
Total Current Assets	9,386	3,489	–	–	–	–	–	37,093

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	91,132	71,671	–	–	–	–	–	110,582
Total Non-Current Assets	91,132	71,671	–	–	–	–	–	110,582

TOTAL ASSETS	$100,518	$75,160	$–	$–	$–	$–	$–	$147,675

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$109,990	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	109,990	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	109,990	–	–	–	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	304,000	–	21,100	20,000	23,850	33,000	–	454,720
Accumulated deficit	(203,482)	(34,830)	(21,100)	(20,000)	(23,850)	(33,000)	–	(307,045)
Total Members' Equity	100,518	(34,830)	–	–	–	–	–	147,675

TOTAL LIABILITIES AND MEMBERS' EQUITY	$100,518	$75,160	$–	$–	$–	$–	$–	$147,675

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-32

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	74,151	–	(6,171)	–	–	(30,399)	115,811
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	74,151	–	(6,171)	–	–	(30,399)	115,811

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	48,542	–	–	–	–	–	99,693
Total Non-Current Assets	–	48,542	–	–	–	–	–	99,693

TOTAL ASSETS	$–	$122,693	$–	$(6,171)	$–	$–	$(30,399)	$215,504

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$161,160	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	–	161,160	–	23	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	161,160	–	15,629	–	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	1,741	–	–
Subscriptions in series, net of distributions (See Note 6)	–	–	–	–	–	248,880	95,535	327,940
Accumulated deficit	–	(38,467)	–	(21,801)	–	(250,621)	(125,934)	(112,436)
Total Members' Equity	–	(38,467)	–	(21,801)	–	–	(30,399)	215,504

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$122,693	$–	$(6,171)	$–	$–	$(30,399)	$215,504

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-33

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	124,529	198,118	108,755	–	–	–	–	71,245
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	124,529	198,118	108,755	–	–	–	–	71,245

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	201,563	569,809	66,570	–	–	–	–	226,153
Total Non-Current Assets	201,563	569,809	66,570	–	–	–	–	226,153

TOTAL ASSETS	$326,092	$767,927	$175,324	$–	$–	$–	$–	$297,398

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$44	$291,312	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	44	291,312	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	21,004
Total Long-term Liabilities	–	–	–	–	–	–	–	21,004

Total Liabilities	44	291,312	–	–	–	–	–	21,004

Members' Equity:
Capital Contribution	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	437,148	707,280	273,000	–	23,290	19,776	20,000	453,900
Accumulated deficit	(111,101)	(230,665)	(97,676)	–	(23,290)	(19,776)	(42,953)	(177,507)
Total Members' Equity	326,048	476,615	175,324	–	–	–	–	276,393

TOTAL LIABILITIES AND MEMBERS' EQUITY	$326,092	$767,927	$175,324	$–	$–	$–	$–	$297,398

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-34

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speights- town Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	(470)
Prepaid expense	–	–	–	–	–	–	–	2,208
Total Current Assets	–	–	–	–	–	–	–	1,738

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	86,333
Total Non-Current Assets	–	–	–	–	–	–	–	86,333

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$88,071

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	–	28,570	–	34,881	44,555	–	40,500	287,099
Accumulated deficit	–	(28,570)	–	(34,881)	(44,555)	–	(66,479)	(199,028)
Total Members' Equity	–	–	–	–	–	–	–	88,071

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$–	$–	$–	$–	$–	$88,071

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-35

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	(5,677)	–	–	19,869	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	(5,677)	–	–	19,869	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	73,185	–	–	83,777	–
Total Non-Current Assets	–	–	–	73,185	–	–	83,777	–

TOTAL ASSETS	$–	$–	$–	$67,508	$–	$–	$103,646	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	25,057	–
Total Long-term Liabilities	–	–	–	–	–	–	25,057	–

Total Liabilities	–	–	–	–	–	–	25,057	–

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	–	123,680	14,000	11,983	218,350	16,483
Accumulated deficit	3,317	(373,619)	–	(56,172)	(14,000)	(11,983)	(139,761)	(16,483)
Total Members' Equity	–	–	–	67,508	–	0	78,588	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$–	$67,508	$–	$0	$103,646	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-36

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tiza- magician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(2,114)	102,081	13,645	–	25,528	–	12,114	93,794
Prepaid expense	–	6,206	19,750	–	1,767	–	3,417	–
Total Current Assets	(2,114)	108,287	33,395	–	27,295	–	15,531	93,794

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	62,022	70,731	336,865	–	48,241	–	13,505	151,038
Total Non-Current Assets	62,022	70,731	336,865	–	48,241	–	13,505	151,038

TOTAL ASSETS	$59,908	$179,018	$370,260	$–	$75,535	$–	$29,036	$244,832

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$82,921	$–	$–	$–	$–	$–	$3,004
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	46,933	–	–	–	–	–
Total Current Liabilities	–	82,921	46,933	–	–	–	–	3,004

Long-term Liabilities:
Long-term debt - related party	–	–	446,243	–	–	–	–	–
Total Long-term Liabilities	–	–	446,243	–	–	–	–	–

Total Liabilities	–	82,921	493,176	–	–	–	–	3,004

Members' Equity:
Capital Contribution	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	126,000	154,826	1,312,374	–	229,000	–	29,679	318,866
Accumulated deficit	(66,092)	(58,729)	(1,435,290)	–	(153,465)	–	(643)	(77,038)
Total Members' Equity	59,908	96,097	(122,916)	–	75,535	–	29,036	241,828

TOTAL LIABILITIES AND MEMBERS' EQUITY	$59,908	$179,018	$370,260	$–	$75,535	$–	$29,036	$244,832

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-37

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	139,563	113,250	130,270	–
Prepaid expense	–	–	–	–	3,555	–	–	–
Total Current Assets	–	–	–	–	143,118	113,250	130,270	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	113,134	77,393	–
Total Non-Current Assets	–	–	–	–	–	113,134	77,393	–

TOTAL ASSETS	$–	$–	$–	$–	$143,118	$226,384	$207,663	$–

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$152	$161,454	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	152	161,454	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	152	161,454	–

Members' Equity:
Capital Contribution	–	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	–	135,000	40,069	21,569	93,843	348,761	102,054	550,381
Accumulated deficit	–	(142,724)	(40,069)	(21,569)	49,275	(122,529)	(55,845)	(584,206)
Total Members' Equity	–	–	–	–	143,118	226,232	46,209	–

TOTAL LIABILITIES AND MEMBERS' EQUITY	$–	$–	$–	$–	$143,118	$226,384	$207,663	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-38

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2021 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA	FY 2021 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	111,546	62,342	12,071	126,095	18,364	96,692	–	–	3,668,322
Prepaid expense	–	–	–	–	–	–	–	–	129,722
Total Current Assets	111,546	62,342	12,071	126,095	18,364	96,692	–	–	3,798,044

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	279,266	185,247	73,167	108,475	66,308	193,722	–	–	10,897,198
Total Non-Current Assets	279,266	185,247	73,167	108,475	66,308	193,722	–	–	10,897,198

TOTAL ASSETS	$390,812	$247,588	$85,238	$234,570	$84,672	$290,414	$–	$–	$14,695,242

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$313,113	$–	$24,200	$–	$–	$139,613	$–	$–	$3,764,514
Accrued expense	–	–	–	–	–	–	–	–	60,302
Deferred revenue	–	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–	46,956
Total Current Liabilities	313,113	–	24,200	–	–	139,613	–	–	3,871,772

Long-term Liabilities:
Long-term debt - related party	–	20,026	–	–	–	–	–	–	3,022,807
Total Long-term Liabilities	–	20,026	–	–	–	–	–	–	3,022,807

Total Liabilities	313,113	20,026	24,200	–	–	139,613	–	–	6,894,579

Members' Equity:
Capital Contribution	–	–	–	–	48,000	–	–	11,843	324,928
Subscriptions in series, net of distributions (See Note 6)	162,032	374,340	112,000	370,000	(99,881)	285,750	25,194	–	24,572,224
Accumulated deficit	(84,333)	(146,778)	(50,962)	(135,430)	136,553	(134,948)	(25,194)	(11,843)	(17,096,489)
Total Members' Equity	77,699	227,562	61,038	234,570	84,672	150,802	(0)	–	7,800,663

TOTAL LIABILITIES AND MEMBERS' EQUITY	$390,812	$247,588	$85,238	$234,570	$84,672	$290,414	$(0)	$–	$14,695,242

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-39

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$–	$–	$3,762	$–	$–	$18,360	$563
Cost of revenues	–	(15,768)	–	(12,142)	–	–	(44,892)	(24,867)
Gross Profit/(Loss)	–	(15,768)	–	(8,380)	–	–	(26,532)	(24,305)

Operating Expenses:
Depreciation	–	17,720	–	7,901	–	–	102,638	7,073
Management charges	–	19,294	–	376	–	–	1,836	40,200
General and administrative	–	–	–	3,200	–	–	7,200	5,200
Total Operating Expenses	–	37,014	–	11,477	–	–	111,674	52,473

Loss from Operations	–	(52,782)	–	(19,857)	–	–	(138,206)	(76,777)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(19,123)	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	(19,123)	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(52,782)	$–	$(38,980)	$–	$–	$(138,206)	$(76,777)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-40

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$7,740	$1,226,662	$21,491	$–	$8,400	$–	$–	$21,454
Cost of revenues	(10,683)	(189,550)	(37,558)	(4,707)	(89,111)	–	–	(45,412)
Gross Profit/(Loss)	(2,943)	1,037,112	(16,067)	(4,707)	(80,711)	–	–	(23,958)

Operating Expenses:
Depreciation	2,098	1,249,407	37,258	2,509	157,500	0	–	17,496
Management charges	774	153,333	2,149	18,200	87,132	–	–	2,950
General and administrative	1,200	4,925	4,000	–	7,200	–	–	4,200
Total Operating Expenses	4,072	1,407,664	43,407	20,709	251,832	0	–	24,646

Loss from Operations	(7,016)	(370,552)	(59,474)	(25,416)	(332,543)	(0)	–	(48,603)

Other Income/(Expense):
Gain/(loss) on disposition of horses	7,807	–	(48,859)	–	–	–	–	(19,875)
Debt forgiveness	–	–	–	–	–	(0)	–	–
Interest expense	–	(29,111)	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	13	–	–
Total Other Expenses	7,807	(29,111)	(48,859)	–	–	13	–	(19,875)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$791	$(399,663)	$(108,333)	$(25,416)	$(332,543)	$13	$–	$(68,478)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-41

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$–	$–	$32,763	$85,077	$2,100	$405	$–
Cost of revenues	–	(39,470)	–	(45,879)	(65,505)	(19,061)	(133,548)	–
Gross Profit/(Loss)	–	(39,470)	–	(13,116)	19,572	(16,961)	(133,142)	–

Operating Expenses:
Depreciation	–	98,175	–	99,364	72,081	14,176	211,208	–
Management charges	–	40,609	–	19,699	8,508	15,435	175,541	–
General and administrative	–	7,200	–	6,600	6,708	–	7,200	–
Total Operating Expenses	–	145,984	–	125,663	87,296	29,611	393,948	–

Loss from Operations	–	(185,454)	–	(138,779)	(67,724)	(46,571)	(527,091)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(121,014)	4,417	–	–	–
Debt forgiveness	–	–	–	–	2,354	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	(121,014)	6,772	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(185,454)	$–	$(259,793)	$(60,952)	$(46,571)	$(527,091)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-42

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane

Revenues	$–	$135,266	$51,742	$275	$3,690	$44,425	$25,014	$50,400
Cost of revenues	(48,850)	(67,554)	(48,261)	4,403	(5,292)	(67,374)	(41,019)	(44,673)
Gross Profit/(Loss)	(48,850)	67,712	3,482	4,678	(1,602)	(22,949)	(16,005)	5,727

Operating Expenses:
Depreciation	84,000	41,667	111,563	51,944	1,269	80,500	5,338	16,909
Management charges	–	18,477	5,174	27	369	4,443	2,501	190
General and administrative	7,200	5,600	7,200	2,600	1,200	7,200	2,300	4,100
Total Operating Expenses	91,200	65,743	123,937	54,572	2,838	92,142	10,139	21,199

Loss from Operations	(140,050)	1,969	(120,455)	(49,894)	(4,440)	(115,092)	(26,144)	(15,472)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(219,056)	(11,598)	–	–	(12,984)
Debt forgiveness	–	–	–	–	22,188	–	34,614	1,910
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	(219,056)	10,590	–	34,614	(11,074)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(140,050)	$1,969	$(120,455)	$(268,950)	$6,151	$(115,092)	$8,469	$(26,546)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-43

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21

Revenues	$–	$–	$84,875	$21,160	$11,266	$84,648	$80,613	$–
Cost of revenues	(8,056)	–	(79,935)	(46,888)	(34,657)	(61,289)	(85,357)	(14,869)
Gross Profit/(Loss)	(8,056)	–	4,940	(25,728)	(23,391)	23,359	(4,744)	(14,869)

Operating Expenses:
Depreciation	15,750	–	27,333	30,000	28,560	56,700	23,160	29,645
Management charges	15,188	–	7,831	–	1,398	27,022	29,895	54,831
General and administrative	4,800	–	2,535	2,100	4,800	8,800	–	3,400
Total Operating Expenses	35,738	–	37,699	32,100	34,758	92,522	53,054	87,876

Loss from Operations	(43,794)	–	(32,759)	(57,828)	(58,149)	(69,163)	(57,798)	(102,745)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(20,164)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	(20,164)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(43,794)	$–	$(32,759)	$(57,828)	$(58,149)	$(69,163)	$(77,962)	$(102,745)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-44

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$–	$65,696	$3,436	$4,843	$–	$27,100	$27,675	$73,017
Cost of revenues	(19,904)	(66,130)	(31,822)	(32,429)	(14,668)	(27,690)	(38,052)	(90,324)
Gross Profit/(Loss)	(19,904)	(434)	(28,386)	(27,586)	(14,668)	(590)	(10,377)	(17,307)

Operating Expenses:
Depreciation	31,500	14,133	28,700	21,963	22,628	16,241	34,167	90,776
Management charges	111,470	4,500	344	48,480	–	14,402	2,768	8,302
General and administrative	3,400	2,900	5,600	4,600	3,800	800	7,235	7,254
Total Operating Expenses	146,370	21,533	34,644	75,043	26,428	31,443	44,169	106,331

Loss from Operations	(166,275)	(21,967)	(63,030)	(102,629)	(41,095)	(32,033)	(54,546)	(123,638)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	8,320
Debt forgiveness	–	–	–	–	–	–	–	23,298
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	31,618

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(166,275)	$(21,967)	$(63,030)	$(102,629)	$(41,095)	$(32,033)	$(54,546)	$(92,020)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-45

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$1,105	$222,360	$–	$6,323	$191	$7,935	$–	$–
Cost of revenues	(38,053)	(134,719)	–	(42,292)	(9,692)	(20,218)	(8,690)	(12,589)
Gross Profit/(Loss)	(36,948)	87,641	–	(35,970)	(9,501)	(12,283)	(8,690)	(12,589)

Operating Expenses:
Depreciation	23,148	95,777	–	45,161	13,125	15,771	15,458	28,875
Management charges	20,000	18,666	–	632	13,650	20,000	–	–
General and administrative	–	86,134	–	4,000	4,800	–	2,600	3,400
Total Operating Expenses	43,148	200,577	–	49,794	31,575	35,771	18,058	32,275

Loss from Operations	(80,096)	(112,936)	–	(85,763)	(41,076)	(48,054)	(26,748)	(44,864)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	476,810	–	(58,099)	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	476,810	–	(58,099)	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(80,096)	$363,874	$–	$(143,862)	$(41,076)	$(48,054)	$(26,748)	$(44,864)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-46

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$–	$325	$–	$2,344	$221,085	$–	$–	$–
Cost of revenues	(41,504)	(21,153)	(14,282)	(30,330)	(144,696)	(516)	–	–
Gross Profit/(Loss)	(41,504)	(20,828)	(14,282)	(27,986)	76,389	(516)	–	–

Operating Expenses:
Depreciation	49,097	16,439	10,880	22,094	51,000	5,552	–	–
Management charges	116,000	554	–	61,802	22,109	–	–	–
General and administrative	5,200	12,892	1,000	3,800	5,600	800	–	–
Total Operating Expenses	170,297	29,884	11,880	87,695	78,709	6,352	–	–

Loss from Operations	(211,802)	(50,711)	(26,161)	(115,681)	(2,320)	(6,869)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(57,183)	–	–	–	(5,659)	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	(57,183)	–	–	–	(5,659)	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(211,802)	$(107,894)	$(26,161)	$(115,681)	$(2,320)	$(12,527)	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-47

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$175,800	$–	$–	$–	$765	$–	$6,510	$–
Cost of revenues	(107,260)	(7,927)	–	(27,826)	(24,786)	–	(5,585)	–
Gross Profit/(Loss)	68,540	(7,927)	–	(27,826)	(24,021)	–	925	–

Operating Expenses:
Depreciation	130,932	10,101	–	24,237	43,185	–	1,063	–
Management charges	17,580	–	–	74,250	77	–	7,000	–
General and administrative	3,800	4,662	–	27,000	6,200	–	1,000	–
Total Operating Expenses	152,312	14,763	–	125,487	49,462	–	9,063	–

Loss from Operations	(83,772)	(22,690)	–	(153,313)	(73,483)	–	(8,138)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(26,305)	–	12,237	(86,015)	–	1,063	–
Debt forgiveness	–	14,044	–	–	51,828	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	(12,261)	–	12,237	(34,187)	–	1,063	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(83,772)	$(34,951)	$–	$(141,076)	$(107,670)	$–	$(7,075)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-48

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$21,648	$22,010	$86,800	$45,744	$144,360	$–	$–	$30,678
Cost of revenues	(37,512)	(46,008)	(88,089)	(43,310)	(80,333)	(9,373)	7	(53,078)
Gross Profit/(Loss)	(15,864)	(23,998)	(1,289)	2,434	64,027	(9,373)	7	(22,400)

Operating Expenses:
Depreciation	49,200	46,437	38,500	17,467	36,667	21,029	–	52,500
Management charges	2,165	2,201	58,330	4,574	8,921	–	–	11,832
General and administrative	5,600	5,588	6,400	4,296	2,100	4,000	–	7,200
Total Operating Expenses	56,965	54,226	103,230	26,337	47,688	25,029	–	71,532

Loss from Operations	(72,829)	(78,224)	(104,520)	(23,903)	16,339	(34,402)	7	(93,932)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	82,337	–	9,414	–	37,560	–	–
Debt forgiveness	–	–	–	44,548	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	82,337	–	53,962	–	37,560	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(72,829)	$4,112	$(104,520)	$30,059	$16,339	$3,158	$7	$(93,932)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-49

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$–	$–	$750	$–	$–	$5,590	$–
Cost of revenues	–	(32,151)	–	(27,572)	–	–	(53,390)	(29,488)
Gross Profit/(Loss)	–	(32,151)	–	(26,822)	–	–	(47,800)	(29,488)

Operating Expenses:
Depreciation	–	22,327	–	10,320	–	–	28,000	19,833
Management charges	–	60,900	–	43,000	–	–	10,259	66,000
General and administrative	–	4,800	–	4,200	–	–	4,800	3,800
Total Operating Expenses	–	88,027	–	57,520	–	–	43,059	89,633

Loss from Operations	–	(120,177)	–	(84,342)	–	–	(90,858)	(119,121)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(120,177)	$–	$(84,342)	$–	$–	$(90,858)	$(119,121)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-50

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$33,660	$48,164	$–	$–	$–	$–	$1,040	$62,924
Cost of revenues	(74,001)	(65,183)	–	–	–	–	(41,031)	(144,570)
Gross Profit/(Loss)	(40,341)	(17,019)	–	–	–	–	(39,991)	(81,646)

Operating Expenses:
Depreciation	54,750	33,833	–	–	–	–	23,790	71,667
Management charges	3,366	20,000	–	–	–	–	18,000	6,292
General and administrative	5,800	800	–	–	–	–	–	5,035
Total Operating Expenses	63,916	54,633	–	–	–	–	41,790	82,994

Loss from Operations	(104,257)	(71,653)	–	–	–	–	(81,781)	(164,640)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	24,858	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	24,858	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(104,257)	$(46,795)	$–	$–	$–	$–	$(81,781)	$(164,640)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-51

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$–	$13,200	$–	$–	$–	$–	$–	$690
Cost of revenues	(18,290)	(45,775)	(8,833)	–	(26,579)	–	10	(27,653)
Gross Profit/(Loss)	(18,290)	(32,575)	(8,833)	–	(26,579)	–	10	(26,963)

Operating Expenses:
Depreciation	17,994	21,000	4,863	–	44,559	–	–	25,065
Management charges	34,280	29,400	5,008	–	118,872	–	–	69
General and administrative	4,000	4,800	–	–	3,000	–	–	3,225
Total Operating Expenses	56,274	55,200	9,871	–	166,431	–	–	28,359

Loss from Operations	(74,563)	(87,775)	(18,704)	–	(193,010)	–	10	(55,321)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(52,128)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	(52,128)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(74,563)	$(87,775)	$(18,704)	$–	$(193,010)	$–	$10	$(107,449)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-52

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpockets- full 19

Revenues	$150,300	$79,665	$62,270	$–	$–	$–	$–	$50,711
Cost of revenues	(148,019)	(115,691)	(73,961)	(20,456)	–	–	–	(53,890)
Gross Profit/(Loss)	2,281	(36,026)	(11,691)	(20,456)	–	–	–	(3,180)

Operating Expenses:
Depreciation	87,500	218,750	28,000	29,142	–	–	–	98,175
Management charges	15,038	59,375	6,227	126,691	–	–	–	5,071
General and administrative	7,398	7,200	4,800	3,400	–	–	–	7,200
Total Operating Expenses	109,936	285,325	39,027	159,234	–	–	–	110,446

Loss from Operations	(107,655)	(321,350)	(50,718)	(179,690)	–	–	–	(113,626)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(107,655)	$(321,350)	$(50,718)	$(179,690)	$–	$–	$–	$(113,626)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-53

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$25	$–	$–	$–	$–	$12,876	$–	$16,498
Cost of revenues	(29,169)	–	(11,801)	–	–	(28,321)	–	(21,521)
Gross Profit/(Loss)	(29,144)	–	(11,801)	–	–	(15,445)	–	(5,023)

Operating Expenses:
Depreciation	41,774	–	15,916	–	–	23,240	–	23,387
Management charges	142,850	–	65,123	–	–	50,400	–	1,576
General and administrative	4,000	–	2,400	–	–	4,850	–	119
Total Operating Expenses	188,624	–	83,439	–	–	78,490	–	25,082

Loss from Operations	(217,769)	–	(95,240)	–	–	(93,935)	–	(30,105)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(35,946)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	(35,946)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(217,769)	$–	$(95,240)	$–	$–	$(93,935)	$–	$(66,051)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-54

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$6,990	$129,920	$–	$–	$7,839	$–
Cost of revenues	–	–	(37,648)	(75,117)	–	–	(31,439)	–
Gross Profit/(Loss)	–	–	(30,658)	54,803	–	–	(23,599)	–

Operating Expenses:
Depreciation	–	–	13,518	26,324	–	–	49,200	–
Management charges	–	–	14,378	11,642	–	–	784	–
General and administrative	–	–	3,070	3,600	–	–	5,600	–
Total Operating Expenses	–	–	30,966	41,566	–	–	55,584	–

Loss from Operations	–	–	(61,625)	13,237	–	–	(79,183)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(48,982)	229,188	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	(48,982)	229,188	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$–	$(110,606)	$242,424	$–	$–	$(79,183)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-55

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$258,102	$21,504	$–	$5,445	$360	$34,800	$–
Cost of revenues	(18,857)	(150,255)	(26,327)	(26,412)	(38,022)	(24,640)	(55,182)	(26,680)
Gross Profit/(Loss)	(18,857)	107,847	(4,823)	(26,412)	(32,577)	(24,280)	(20,382)	(26,680)

Operating Expenses:
Depreciation	21,452	29,750	59,136	51,030	33,333	13,500	13,505	54,600
Management charges	–	40,443	2,150	–	545	12,000	3,599	530
General and administrative	4,200	4,800	27,347	3,400	7,700	–	10,040	7,200
Total Operating Expenses	25,652	74,993	88,633	54,430	41,578	25,500	27,143	62,330

Loss from Operations	(44,508)	32,853	(93,456)	(80,842)	(74,155)	(49,781)	(47,525)	(89,010)

Other Income/(Expense):
Gain/(loss) on disposition of horses	(40,570)	–	262,463	–	–	–	32,400	–
Debt forgiveness	3,570	–	274,518	–	–	–	–	–
Interest expense	–	–	(4,120)	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	(37,000)	–	532,861	–	–	–	32,400	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(81,508)	$32,853	$439,406	$(80,842)	$(74,155)	$(49,781)	$(15,125)	$(89,010)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-56

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$–	$–	$–	$–	$–	$13,800	$16,987	$–
Cost of revenues	(9,265)	–	–	–	(3,555)	(46,888)	(70,167)	–
Gross Profit/(Loss)	(9,265)	–	–	–	(3,555)	(33,088)	(53,180)	–

Operating Expenses:
Depreciation	6,944	–	–	–	–	49,000	31,500	–
Management charges	5,565	–	–	–	–	1,407	30,191	–
General and administrative	–	–	–	–	10,233	4,800	4,800	–
Total Operating Expenses	12,509	–	–	–	10,233	55,207	66,491	–

Loss from Operations	(21,774)	–	–	–	(13,788)	(88,295)	(119,671)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	1,815	–
Total Other Expenses	–	–	–	–	–	–	1,815	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(21,774)	$–	$–	$–	$(13,788)	$(88,295)	$(117,856)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-57

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2022 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	FY 2022 Consolidated Total

Revenues	$–	$31,416	$23,076	$–	$18,700	$4,140	$–	$4,331,342
Cost of revenues	(34,135)	(47,261)	(42,331)	(6,910)	(59,732)	(45,168)	–	(4,771,984)
Gross Profit/(Loss)	(34,135)	(15,845)	(19,255)	(6,910)	(41,032)	(41,028)	–	(440,642)

Operating Expenses:
Depreciation	107,100	80,325	27,500	16,061	33,333	84,000	–	5,569,738
Management charges	55,255	3,142	3,800	–	–	25,052	–	2,502,264
General and administrative	7,200	8,000	4,205	10,975	3,053	7,215	–	595,392
Total Operating Expenses	169,555	91,467	35,505	27,036	36,386	116,267	–	8,667,394

Loss from Operations	(203,690)	(107,311)	(54,760)	(33,946)	(77,418)	(157,294)	–	(9,108,036)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(40,667)	(92,414)	–	–	–	147,376
Debt forgiveness	–	–	–	–	–	–	–	497,729
Interest expense	–	–	–	–	–	–	–	(33,231)
Insurance recoveries	–	–	–	–	–	–	–	1,828
Total Other Expenses	–	–	(40,667)	(92,414)	–	–	–	613,702

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(203,690)	$(107,311)	$(95,426)	$(126,360)	$(77,418)	$(157,294)	$–	$(8,494,334)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-58

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$108,820	$–	$4,750	$900	$–	$15,049	$–	$–
	(155,367)	–	(15,648)	(23,064)	–	(28,518)	(36,952)	–
Gross Profit/(Loss)	(46,547)	–	(10,898)	(22,164)	–	(13,469)	(36,952)	–

Operating Expenses:
Depreciation	–	–	20,492	15,717	–	19,500	79,185	–
Management charges	57,382	–	475	90	–	1,505	65,025	–
General and administrative	2,400	–	825	5,600	–	5,200	6,025	–
Total Operating Expenses	59,782	–	21,792	21,407	–	26,205	150,235	–

Loss from Operations	(106,329)	–	(32,690)	(43,571)	–	(39,674)	(187,187)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(42,083)	–	–	(5,883)	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	(42,083)	–	–	(5,883)	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(106,329)	$–	$(74,773)	$(43,571)	$–	$(45,558)	$(187,187)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-59

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$225	$–	$–	$–	$–	$784	$–	$–
	(43,256)	(350,467)	(38,943)	–	(22,601)	(8,192)	(25,002)	(30,509)
Gross Profit/(Loss)	(43,031)	(350,467)	(38,943)	–	(22,601)	(7,408)	(25,002)	(30,509)

Operating Expenses:
Depreciation	15,000	1,656,698	66,000	–	61,815	8,333	132,540	12,630
Management charges	23	–	–	–	33,708	–	–	8,850
General and administrative	5,600	8,970	5,600	–	3,000	2,300	800	–
Total Operating Expenses	20,623	1,665,668	71,600	–	98,523	10,633	133,340	21,480

Loss from Operations	(63,653)	(2,016,136)	(110,543)	–	(121,123)	(18,041)	(158,342)	(51,989)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(223,996)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(28,340)	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	(28,340)	–	–	–	–	(223,996)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(63,653)	$(2,044,475)	$(110,543)	$–	$(121,123)	$(18,041)	$(382,338)	$(51,989)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-60

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$–	$–	$669	$8,538	$–	$–	$–
	–	(13,193)	–	(53,767)	(34,930)	–	(29,328)	–
Gross Profit/(Loss)	–	(13,193)	–	(53,098)	(26,392)	–	(29,328)	–

Operating Expenses:
Depreciation	–	38,531	–	90,502	82,000	–	45,671	–
Management charges	–	33,596	–	60,909	922	–	–	–
General and administrative	–	3,000	–	6,625	8,000	–	1,200	–
Total Operating Expenses	–	75,127	–	158,037	90,922	–	46,871	–

Loss from Operations	–	(88,320)	–	(211,135)	(117,314)	–	(76,199)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(88,320)	$–	$(211,135)	$(117,314)	$–	$(76,199)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-61

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane

Revenues	$–	$–	$2,466	$1,125	$3,132	$5,250	$17,070	$24,276
	(23,057)	(27,619)	(34,508)	(42,037)	(17,748)	(55,454)	(35,933)	(53,454)
Gross Profit/(Loss)	(23,057)	(27,619)	(32,042)	(40,912)	(14,615)	(50,204)	(18,863)	(29,178)

Operating Expenses:
Depreciation	33,194	41,667	77,105	183,333	10,932	55,637	15,998	24,707
Management charges	76,500	–	81,337	113	360	74,025	1,707	18,480
General and administrative	3,000	5,600	5,575	8,800	5,600	5,425	2,300	800
Total Operating Expenses	112,694	47,267	164,017	192,246	16,892	135,087	20,005	43,987

Loss from Operations	(135,750)	(74,886)	(196,059)	(233,158)	(31,508)	(185,291)	(38,868)	(73,165)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(135,750)	$(74,886)	$(196,059)	$(233,158)	$(31,508)	$(185,291)	$(38,868)	$(73,165)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-62

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21

Revenues	$–	$–	$38,500	$2,160	$566	$–	$–	$–
	(2,433)	–	(55,911)	(14,727)	(22,736)	(24,850)	–	–
Gross Profit/(Loss)	(2,433)	–	(17,411)	(12,567)	(22,169)	(24,850)	–	–

Operating Expenses:
Depreciation	4,856	–	27,167	5,484	18,196	44,811	–	–
Management charges	–	–	3,850	19,660	30,538	33,643	–	–
General and administrative	1,600	–	2,500	175	3,200	6,800	–	–
Total Operating Expenses	6,456	–	33,517	25,319	51,934	85,254	–	–

Loss from Operations	(8,889)	–	(50,927)	(37,886)	(74,103)	(110,104)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(8,889)	$–	$(50,927)	$(37,886)	$(74,103)	$(110,104)	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-63

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$–	$78,000	$–	$–	$–	$–	$12,608	$20,116
	–	(64,618)	(22,569)	–	–	–	(24,542)	(80,094)
Gross Profit/(Loss)	–	13,382	(22,569)	–	–	–	(11,935)	(59,978)

Operating Expenses:
Depreciation	–	14,133	23,575	–	–	–	29,698	113,375
Management charges	–	3,210	–	–	–	–	1,261	2,844
General and administrative	–	800	5,600	–	–	–	8,000	8,000
Total Operating Expenses	–	18,143	29,175	–	–	–	38,959	124,219

Loss from Operations	–	(4,761)	(51,744)	–	–	–	(50,894)	(184,197)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	8,500
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	8,500

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(4,761)	$(51,744)	$–	$–	$–	$(50,894)	$(175,697)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-64

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$213,304	$227,983	$1,125	$–	$–	$–	$–
	–	(156,054)	(216,760)	(35,240)	(2,165)	–	–	–
Gross Profit/(Loss)	–	57,250	11,223	(34,115)	(2,165)	–	–	–

Operating Expenses:
Depreciation	–	89,121	–	36,085	3,776	–	–	–
Management charges	–	87,120	57,223	50,400	–	–	–	–
General and administrative	–	8,000	14,100	3,625	1,600	–	–	–
Total Operating Expenses	–	184,242	71,323	90,110	5,376	–	–	–

Loss from Operations	–	(126,992)	(60,100)	(124,224)	(7,541)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(126,992)	$(60,100)	$(124,224)	$(7,541)	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-65

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$–	$650	$–	$–	$43,095	$612	$–	$34
	–	(28,768)	–	–	(47,049)	(34,571)	–	(2,170)
Gross Profit/(Loss)	–	(28,118)	–	–	(3,954)	(33,959)	–	(2,136)

Operating Expenses:
Depreciation	–	21,928	–	–	51,000	107,950	–	931
Management charges	–	37,179	–	–	4,584	61	–	–
General and administrative	–	4,400	–	–	5,600	2,300	–	–
Total Operating Expenses	–	63,507	–	–	61,184	110,311	–	931

Loss from Operations	–	(91,626)	–	–	(65,139)	(144,271)	–	(3,066)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(4,528)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	(4,528)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(91,626)	$–	$–	$(65,139)	$(144,271)	$–	$(7,594)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-66

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$40,068	$–	$–	$–	$–	$–	$–	$–
	(58,994)	(16,199)	–	–	(35,097)	–	–	–
Gross Profit/(Loss)	(18,926)	(16,199)	–	–	(35,097)	–	–	–

Operating Expenses:
Depreciation	130,797	32,280	–	–	76,500	–	–	–
Management charges	4,007	–	–	–	399	–	–	–
General and administrative	3,800	7,200	–	–	8,000	–	–	–
Total Operating Expenses	138,604	39,480	–	–	84,899	–	–	–

Loss from Operations	(157,530)	(55,679)	–	–	(119,996)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	8,713	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	8,713	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(157,530)	$(55,679)	$8,713	$–	$(119,996)	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-67

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$–	$50,020	$–	$5,880	$–	$–	$–	$–
	(22,610)	(49,335)	(24,213)	(30,112)	(29,250)	(20,028)	(4,571)	(24,405)
Gross Profit/(Loss)	(22,610)	685	(24,213)	(24,232)	(29,250)	(20,028)	(4,571)	(24,405)

Operating Expenses:
Depreciation	49,200	54,667	23,966	42,325	25,259	24,600	3,343	36,424
Management charges	–	5,002	150	588	23,080	–	–	39,844
General and administrative	5,600	5,600	4,000	2,300	–	5,600	2,681	5,425
Total Operating Expenses	54,800	65,269	28,116	45,213	48,339	30,200	6,023	81,693

Loss from Operations	(77,410)	(64,584)	(52,329)	(69,445)	(77,589)	(50,228)	(10,594)	(106,098)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	7,851	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	7,851	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(77,410)	$(64,584)	$(52,329)	$(69,445)	$(77,589)	$(50,228)	$(2,743)	$(106,098)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-68

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$17,710	$–	$178,500	$–	$–	$10,032	$–	$–
	(30,924)	–	(285,659)	–	–	(16,821)	(31,723)	–
Gross Profit/(Loss)	(13,214)	–	(107,159)	–	–	(6,790)	(31,723)	–

Operating Expenses:
Depreciation	62,333	–	–	–	–	–	19,352	–
Management charges	3,046	–	88,230	–	–	13,855	31,462	–
General and administrative	2,550	–	4,200	–	–	1,200	3,600	–
Total Operating Expenses	67,929	–	92,430	–	–	15,055	54,414	–

Loss from Operations	(81,143)	–	(199,589)	–	–	(21,845)	(86,137)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	(112,968)	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	(112,968)	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(194,111)	$–	$(199,589)	$–	$–	$(21,845)	$(86,137)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-69

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$10,980	$–	$–	$–	$–	$–	$–	$41,800
	(52,342)	(20,701)	–	–	–	–	–	(108,054)
Gross Profit/(Loss)	(41,362)	(20,701)	–	–	–	–	–	(66,254)

Operating Expenses:
Depreciation	50,000	13,329	–	–	–	–	–	71,667
Management charges	1,098	–	–	–	–	–	–	4,180
General and administrative	5,662	800	–	–	–	–	–	3,931
Total Operating Expenses	56,760	14,129	–	–	–	–	–	79,778

Loss from Operations	(98,121)	(34,830)	–	–	–	–	–	(146,032)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(98,121)	$(34,830)	$–	$–	$–	$–	$–	$(146,032)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-70

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$–	$–	$–	$–	$–	$–	$6,501	$5,650
	–	(20,384)	–	–	–	(18,168)	(33,746)	(38,489)
Gross Profit/(Loss)	–	(20,384)	–	–	–	(18,168)	(27,245)	(32,839)

Operating Expenses:
Depreciation	–	14,458	–	4,769	–	42,520	18,548	26,307
Management charges	–	–	–	–	–	–	650	50,065
General and administrative	–	3,625	–	–	–	5,800	1,550	3,225
Total Operating Expenses	–	18,083	–	4,769	–	48,320	20,748	79,597

Loss from Operations	–	(38,467)	–	(4,769)	–	(66,488)	(47,994)	(112,436)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	(86,491)	(9,785)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	(86,491)	(9,785)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(38,467)	$–	$(4,769)	$–	$(152,979)	$(57,779)	$(112,436)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-71

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpockets- full 19

Revenues	$119,460	$–	$1,050	$–	$–	$–	$20	$–
	(74,110)	(35,132)	(37,015)	–	–	–	867	(34,850)
Gross Profit/(Loss)	45,350	(35,132)	(35,965)	–	–	–	887	(34,850)

Operating Expenses:
Depreciation	60,937	86,442	17,430	–	–	–	–	68,372
Management charges	89,938	106,092	41,055	–	–	–	–	68,085
General and administrative	5,575	3,000	3,225	–	–	–	–	6,200
Total Operating Expenses	156,451	195,534	61,710	–	–	–	–	142,657

Loss from Operations	(111,101)	(230,665)	(97,676)	–	–	–	887	(177,507)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(111,101)	$(230,665)	$(97,676)	$–	$–	$–	$887	$(177,507)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-72

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$–	$59,474	$–	$–	$–	$–	$2,048	$28,640
	–	(59,070)	–	–	(11,028)	–	(3,961)	(51,519)
Gross Profit/(Loss)	–	405	–	–	(11,028)	–	(1,914)	(22,879)

Operating Expenses:
Depreciation	–	–	–	–	9,130	–	1,472	60,000
Management charges	–	18,723	–	–	–	–	–	2,864
General and administrative	–	6,763	–	–	2,000	–	800	4,250
Total Operating Expenses	–	25,485	–	–	11,130	–	2,272	67,114

Loss from Operations	–	(25,081)	–	–	(22,158)	–	(4,185)	(89,993)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	17,236	–	(4,153)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	17,236	–	(4,153)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(25,081)	$–	$–	$(4,922)	$–	$(8,339)	$(89,993)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-73

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$34,500	$–	$–	$7,175	$–
	–	(20,359)	–	(48,637)	–	–	(25,444)	–
Gross Profit/(Loss)	–	(20,359)	–	(14,137)	–	–	(18,269)	–

Operating Expenses:
Depreciation	–	39,282	–	21,815	–	–	49,200	–
Management charges	–	–	–	20,220	–	–	718	–
General and administrative	–	800	–	–	–	–	5,600	–
Total Operating Expenses	–	40,082	–	42,035	–	–	55,518	–

Loss from Operations	–	(60,441)	–	(56,172)	–	–	(73,786)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(119,421)	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	(119,421)	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(179,861)	$–	$(56,172)	$–	$–	$(73,786)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-74

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$51,355	$271,309	$–	$38,498	$–	$325,800	$–
	(25,158)	(55,262)	(218,243)	–	(59,093)	–	(140,622)	(13,446)
Gross Profit/(Loss)	(25,158)	(3,907)	53,066	–	(20,596)	–	185,178	(13,446)

Operating Expenses:
Depreciation	21,978	18,519	516,868	–	32,228	–	40,515	12,762
Management charges	18,156	33,102	27,131	–	3,850	–	32,580	47,830
General and administrative	800	3,200	7,198	–	6,600	–	2,300	3,000
Total Operating Expenses	40,934	54,822	551,197	–	42,678	–	75,395	63,592

Loss from Operations	(66,092)	(58,729)	(498,132)	–	(63,274)	–	109,783	(77,038)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(29,870)	–	–	–	–	–
Debt forgiveness	–	–	97,621	–	–	–	–	–
Interest expense	–	–	(28,939)	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	38,812	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(66,092)	$(58,729)	$(459,319)	$–	$(63,274)	$–	$109,783	$(77,038)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-75

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$–	$–	$–	$–	$54,840	$12,600	$–	$2,140
	–	(4,654)	(1,541)	–	(70,755)	(42,555)	(21,030)	(5,934)
Gross Profit/(Loss)	–	(4,654)	(1,541)	–	(15,915)	(29,955)	(21,030)	(3,794)

Operating Expenses:
Depreciation	–	4,258	3,482	–	18,701	33,866	17,107	11,694
Management charges	–	–	–	–	5,484	54,933	15,308	214
General and administrative	–	800	800	–	20,163	3,775	2,400	(750)
Total Operating Expenses	–	5,058	4,282	–	44,348	92,574	34,815	11,158

Loss from Operations	–	(9,712)	(5,823)	–	(60,264)	(122,529)	(55,845)	(14,952)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(28,742)	(7,518)	–	169,211	–	–	(213,306)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	(28,742)	(7,518)	–	169,211	–	–	(213,306)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$–	$(38,454)	$(13,341)	$–	$108,948	$(122,529)	$(55,845)	$(228,258)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-76

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2021 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	FY 2022 Consolidated Total

Revenues	$–	$4,284	$–	$–	$396,425	$–	$–	$2,608,565
	(14,819)	(32,095)	(18,929)	(35,230)	(168,276)	(28,383)	–	(4,362,914)
Gross Profit/(Loss)	(14,819)	(27,811)	(18,929)	(35,230)	228,149	(28,383)	–	(1,754,349)

Operating Expenses:
Depreciation	42,034	55,728	16,833	38,525	33,692	58,278	–	5,593,064
Management charges	24,305	57,038	15,200	55,500	56,433	42,863	–	1,949,857
General and administrative	3,175	6,200	–	6,175	–	5,425	–	374,367
Total Operating Expenses	69,514	118,967	32,033	100,200	90,124	106,565	–	7,917,288

Loss from Operations	(84,333)	(146,778)	(50,962)	(135,430)	138,025	(134,948)	–	(9,671,637)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(677,233)
Debt forgiveness	–	–	–	–	–	–	–	97,621
Interest expense	–	–	–	–	–	–	–	(57,279)
Insurance recoveries	–	–	–	–	–	–	–	–
Total Other Expenses	–	–	–	–	–	–	–	(636,891)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Loss	$(84,333)	$(146,778)	$(50,962)	$(135,430)	$138,025	$(134,948)	$–	$(10,308,528)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-77

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	24,272	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	24,272	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	33,786	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$24,272	$33,786	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$157,908	$84,050	$8,998	$103,800	$–	$–

Subscriptions received in horse series	310,000	–	–	–	–	–	433,500	–
Distributions from horse series	(162,701)	–	–	(308)	–	(10,830)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	147,299	–	157,908	83,743	8,998	92,970	433,500	–

Subscriptions received in horse series	–	135,000	–	–	–	–	–	201,000
Distributions from horse series	–	–	–	(9,023)	–	(15,715)	(11,934)	(150)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$147,299	$135,000	$157,908	$74,719	$8,998	$77,255	$421,566	$200,850

Accumulated Deficit
Balance at December 31, 2020	$(40,970)	$–	$(107,406)	$(25,954)	$(8,998)	$(31,698)	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(106,329)	–	(74,773)	(43,571)	–	(45,558)	(187,187)	–
Balance at December 31, 2021	(147,299)	–	(182,180)	(69,525)	(8,998)	(77,255)	(187,187)	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(52,782)	–	(38,980)	–	–	(138,206)	(76,777)
Balance at December 31, 2022	$(147,299)	$(52,782)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(325,393)	$(76,777)

Total Members' Equity
Balance at December 31, 2020	$(40,970)	$–	$50,502	$58,096	$–	$72,102	$–	$–

Subscriptions received in horse series	310,000	–	–	–	–	–	433,500	–
Distributions from horse series	(162,701)	–	–	(308)	–	(10,830)	–	–
Contributions	–	–	24,272	–	–	–	–	–
Net loss	(106,329)	–	(74,773)	(43,571)	–	(45,558)	(187,187)	–
Balance at December 31, 2021	–	–	–	14,218	–	15,715	246,313	–

Subscriptions received in horse series	–	135,000	–	–	–	–	–	201,000
Distributions from horse series	–	–	–	(9,023)	–	(15,715)	(11,934)	(150)
Contributions	–	–	–	33,786	–	–	–	–
Net loss	–	(52,782)	–	(38,980)	–	–	(138,206)	(76,777)
Balance at December 31, 2022	$–	$82,218	$–	$–	$–	$(0)	$96,173	$124,073

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-78

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	48,373	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	48,373	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	24,527	–	40,192	–	–	16,469	–	36,000
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$24,527	$–	$40,192	$–	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2020	$84,600	$2,524,083	$295,200	$–	$–	$38,000	$726,000	$–

Subscriptions received in horse series	–	–	–	–	224,720	–	–	75,000
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	84,600	2,524,083	295,200	–	224,720	38,000	726,000	75,000

Subscriptions received in horse series	–	–	–	130,000	575,280	–	–	25,000
Distributions from horse series	(18,199)	(424,250)	(30,354)	–	(5,900)	–	–	(15,533)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$66,401	$2,099,833	$264,846	$130,000	$794,100	$38,000	$726,000	$84,467

Accumulated Deficit
Balance at December 31, 2020	$(28,066)	$(717,305)	$(86,161)	$–	$–	$(36,440)	$(392,034)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(63,653)	(2,044,475)	(110,543)	–	(121,123)	(18,041)	(382,338)	(51,989)
Balance at December 31, 2021	(91,719)	(2,761,780)	(196,705)	–	(121,123)	(54,481)	(774,373)	(51,989)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	791	(399,663)	(108,333)	(25,416)	(332,543)	13	–	(68,478)
Balance at December 31, 2022	$(90,928)	$(3,161,443)	$(305,037)	$(25,416)	$(453,666)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity
Balance at December 31, 2020	$56,534	$1,806,778	$209,039	$–	$–	$1,560	$333,966	$–

Subscriptions received in horse series	–	–	–	–	224,720	–	–	75,000
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	48,373	–
Net loss	(63,653)	(2,044,475)	(110,543)	–	(121,123)	(18,041)	(382,338)	(51,989)
Balance at December 31, 2021	(7,119)	(237,698)	98,495	–	103,597	(16,481)	–	23,011

Subscriptions received in horse series	–	–	–	130,000	575,280	–	–	25,000
Distributions from horse series	(18,199)	(424,250)	(30,354)	–	(5,900)	–	–	(15,533)
Contributions	24,527	–	40,192	–	–	16,469	–	36,000
Net loss	791	(399,663)	(108,333)	(25,416)	(332,543)	13	–	(68,478)
Balance at December 31, 2022	$0	$(1,061,611)	$–	$104,584	$340,434	$0	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-79

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$11,750	$–	$44,400	$–	$372,645	$–	$–	$–

Subscriptions received in horse series	–	223,973	–	405,616	455	–	–	–
Distributions from horse series	–	–	–	–	(6,560)	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	11,750	223,973	44,400	405,616	366,540	–	–	–

Subscriptions received in horse series	–	270,727	–	109,484	–	112,000	1,170,000	–
Distributions from horse series	–	–	–	(44,173)	(82,609)	(1,889)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$11,750	$494,700	$44,400	$470,927	$283,931	$110,111	$1,170,000	$–

Accumulated Deficit
Balance at December 31, 2020	$(11,750)	$–	$(44,400)	$–	$(105,664)	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(88,320)	–	(211,135)	(117,314)	–	(76,199)	–
Balance at December 31, 2021	(11,750)	(88,320)	(44,400)	(211,135)	(222,979)	–	(76,199)	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(185,454)	–	(259,793)	(60,952)	(46,571)	(527,091)	–
Balance at December 31, 2022	$(11,750)	$(273,774)	$(44,400)	$(470,927)	$(283,931)	$(46,571)	$(603,289)	$–

Total Members' Equity
Balance at December 31, 2020	$–	$–	$–	$–	$266,981	$–	$–	$–

Subscriptions received in horse series	–	223,973	–	405,616	455	–	–	–
Distributions from horse series	–	–	–	–	(6,560)	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(88,320)	–	(211,135)	(117,314)	–	(76,199)	–
Balance at December 31, 2021	–	135,653	–	194,481	143,562	–	(76,199)	–

Subscriptions received in horse series	–	270,727	–	109,484	–	112,000	1,170,000	–
Distributions from horse series	–	–	–	(44,173)	(82,609)	(1,889)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(185,454)	–	(259,793)	(60,952)	(46,571)	(527,091)	–
Balance at December 31, 2022	$–	$220,926	$–	$–	$–	$63,539	$566,711	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-80

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	36,000
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	36,000

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	24,000
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2020	$–	$193,000	$–	$745,250	$64,056	$–	$106,872	$–

Subscriptions received in horse series	510,000	–	540,600	–	314	490,000	–	122,000
Distributions from horse series	–	–	(1,989)	(1,250)	(1,878)	(3,501)	–	(25,147)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	510,000	193,000	538,611	744,000	62,492	486,499	106,872	96,853

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(134,040)	(33,048)	(57,691)	(15,863)	(29,400)	–	(57,142)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$510,000	$58,960	$505,563	$686,309	$46,629	$457,099	$106,872	$39,711

Accumulated Deficit
Balance at December 31, 2020	$–	$(55,258)	$–	$(184,202)	$(21,272)	$–	$(76,473)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(135,750)	(74,886)	(196,059)	(233,158)	(31,508)	(185,291)	(38,868)	(73,165)
Balance at December 31, 2021	(135,750)	(130,144)	(196,059)	(417,359)	(52,780)	(185,291)	(115,341)	(73,165)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(140,050)	1,969	(120,455)	(268,950)	6,151	(115,092)	8,469	(26,546)
Balance at December 31, 2022	$(275,800)	$(128,175)	$(316,514)	$(686,309)	$(46,629)	$(300,382)	$(106,872)	$(99,711)

Total Members' Equity
Balance at December 31, 2020	$–	$137,742	$–	$561,048	$42,784	$–	$30,399	$–

Subscriptions received in horse series	510,000	–	540,600	–	314	490,000	–	122,000
Distributions from horse series	–	–	(1,989)	(1,250)	(1,878)	(3,501)	–	(25,147)
Contributions	–	–	–	–	–	–	–	36,000
Net loss	(135,750)	(74,886)	(196,059)	(233,158)	(31,508)	(185,291)	(38,868)	(73,165)
Balance at December 31, 2021	374,250	62,856	342,552	326,641	9,712	301,208	(8,469)	59,688

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(134,040)	(33,048)	(57,691)	(15,863)	(29,400)	–	(57,142)
Contributions	–	–	–	–	–	–	–	24,000
Net loss	(140,050)	1,969	(120,455)	(268,950)	6,151	(115,092)	8,469	(26,546)
Balance at December 31, 2022	$234,200	$(69,215)	$189,049	$–	$–	$156,716	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-81

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	48,000	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$26,026	$176,000	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	128,000	203,211	224,286	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	26,026	176,000	128,000	203,211	224,286	–	–

Subscriptions received in horse series	101,250	–	–	–	1,809	123,714	250,000	243,639
Distributions from horse series	–	–	–	(17,160)	(7,222)	(58,140)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$101,250	$26,026	$176,000	$110,840	$197,798	$289,860	$250,000	$243,639

Accumulated Deficit
Balance at December 31, 2020	$–	$(26,026)	$(83,088)	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(8,889)	–	(50,927)	(37,886)	(74,103)	(110,104)	–	–
Balance at December 31, 2021	(8,889)	(26,026)	(134,015)	(37,886)	(74,103)	(110,104)	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(43,794)	–	(32,759)	(57,828)	(58,149)	(69,163)	(77,962)	(102,745)
Balance at December 31, 2022	$(52,683)	$(26,026)	$(166,774)	$(95,714)	$(132,253)	$(179,267)	$(77,962)	$(102,745)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$92,912	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	128,000	203,211	224,286	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(8,889)	–	(50,927)	(37,886)	(74,103)	(110,104)	–	–
Balance at December 31, 2021	(8,889)	–	41,985	90,114	129,108	114,182	–	–

Subscriptions received in horse series	101,250	–	–	–	1,809	123,714	250,000	243,639
Distributions from horse series	–	–	–	(17,160)	(7,222)	(58,140)	–	–
Contributions	–	–	–	48,000	–	–	–	–
Net loss	(43,794)	–	(32,759)	(57,828)	(58,149)	(69,163)	(77,962)	(102,745)
Balance at December 31, 2022	$48,567	$–	$9,226	$63,126	$65,546	$110,593	$172,038	$140,894

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-82

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	46,800	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	46,800	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	25,200	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$72,000	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$54,341	$138,580	$–	$–	$–	$172,200	$494,450

Subscriptions received in horse series	–	–	–	–	–	–	–	5,550
Distributions from horse series	–	(47,265)	–	–	–	–	(8,856)	(15,200)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	7,076	138,580	–	–	–	163,344	484,800

Subscriptions received in horse series	495,424	–	–	242,400	–	100,000	–	–
Distributions from horse series	–	(45,502)	(1,443)	(2,100)	–	(20,447)	(18,942)	(15,100)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$495,424	$(38,426)	$137,137	$240,300	$–	$79,553	$144,402	$469,700

Accumulated Deficit
Balance at December 31, 2020	$–	$(512)	$(47,425)	$–	$–	$–	$(55,170)	$(139,137)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(4,761)	(51,744)	–	–	–	(50,894)	(175,697)
Balance at December 31, 2021	–	(5,274)	(99,168)	–	–	–	(106,064)	(314,834)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(166,275)	(21,967)	(63,030)	(102,629)	(41,095)	(32,033)	(54,546)	(92,020)
Balance at December 31, 2022	$(166,275)	$(27,241)	$(162,199)	$(102,629)	$(41,095)	$(32,033)	$(160,610)	$(406,854)

Total Members' Equity
Balance at December 31, 2020	$–	$53,829	$91,155	$–	$–	$–	$117,030	$355,313

Subscriptions received in horse series	–	–	–	–	–	–	–	5,550
Distributions from horse series	–	(47,265)	–	–	–	–	(8,856)	(15,200)
Contributions	–	46,800	–	–	–	–	–	–
Net loss	–	(4,761)	(51,744)	–	–	–	(50,894)	(175,697)
Balance at December 31, 2021	–	48,602	39,412	–	–	–	57,280	169,966

Subscriptions received in horse series	495,424	–	–	242,400	–	100,000	–	–
Distributions from horse series	–	(45,502)	(1,443)	(2,100)	–	(20,447)	(18,942)	(15,100)
Contributions	–	25,200	–	–	–	–	–	–
Net loss	(166,275)	(21,967)	(63,030)	(102,629)	(41,095)	(32,033)	(54,546)	(92,020)
Balance at December 31, 2022	$329,149	$6,333	$(25,062)	$137,671	$(41,095)	$47,521	$(16,208)	$62,846

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-83

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	438,600	229,500	335,250	–	–	–	–
Distributions from horse series	–	(86,358)	(158,623)	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	352,242	70,877	335,250	–	–	–	–

Subscriptions received in horse series	155,000	–	–	–	90,871	150,000	–	–
Distributions from horse series	–	(589,124)	–	(67,163)	(143)	(5,035)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$155,000	$(236,882)	$70,877	$268,087	$90,729	$144,965	$–	$–

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$(10,777)	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(126,992)	(60,100)	(124,224)	(7,541)	–	–	–
Balance at December 31, 2021	–	(126,992)	(70,877)	(124,224)	(7,541)	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(80,096)	363,874	–	(143,862)	(41,076)	(48,054)	(26,748)	(44,864)
Balance at December 31, 2022	$(80,096)	$236,882	$(70,877)	$(268,087)	$(48,617)	$(48,054)	$(26,748)	$(44,864)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$(10,777)	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	438,600	229,500	335,250	–	–	–	–
Distributions from horse series	–	(86,358)	(158,623)	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(126,992)	(60,100)	(124,224)	(7,541)	–	–	–
Balance at December 31, 2021	–	225,250	–	211,026	(7,541)	–	–	–

Subscriptions received in horse series	155,000	–	–	–	90,871	150,000	–	–
Distributions from horse series	–	(589,124)	–	(67,163)	(143)	(5,035)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(80,096)	363,874	–	(143,862)	(41,076)	(48,054)	(26,748)	(44,864)
Balance at December 31, 2022	$74,904	$–	$–	$–	$42,112	$96,911	$(26,748)	$(44,864)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-84

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	10,973
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	10,973

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$–	$231,748	$510,000	$20,025	$26,000

Subscriptions received in horse series	–	247,426	–	–	1,832	–	–	–
Distributions from horse series	–	(52)	–	–	(29,233)	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	247,374	–	–	204,347	510,000	20,025	26,000

Subscriptions received in horse series	580,000	3,474	–	309,008	–	–	–	–
Distributions from horse series	–	(51,328)	–	(1,675)	(130,968)	(83,912)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$580,000	$199,520	$–	$307,333	$73,379	$426,088	$20,025	$26,000

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$–	$–	$(67,186)	$(269,290)	$(20,025)	$(29,379)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(91,626)	–	–	(65,139)	(144,271)	–	(7,594)
Balance at December 31, 2021	–	(91,626)	–	–	(132,325)	(413,561)	(20,025)	(36,973)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(211,802)	(107,894)	(26,161)	(115,681)	(2,320)	(12,527)	–	–
Balance at December 31, 2022	$(211,802)	$(199,520)	$(26,161)	$(115,681)	$(134,644)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$–	$–	$164,562	$240,710	$–	$(3,379)

Subscriptions received in horse series	–	247,426	–	–	1,832	–	–	–
Distributions from horse series	–	(52)	–	–	(29,233)	–	–	–
Contributions	–	–	–	–	–	–	–	10,973
Net loss	–	(91,626)	–	–	(65,139)	(144,271)	–	(7,594)
Balance at December 31, 2021	–	155,749	–	–	72,022	96,439	–	–

Subscriptions received in horse series	580,000	3,474	–	309,008	–	–	–	–
Distributions from horse series	–	(51,328)	–	(1,675)	(130,968)	(83,912)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(211,802)	(107,894)	(26,161)	(115,681)	(2,320)	(12,527)	–	–
Balance at December 31, 2022	$368,198	$–	$(26,161)	$191,652	$(61,265)	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-85

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	6,446	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	6,446	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$526,222	$143,500	$143,750	$–	$354,340	$9,294	$–	$3,824

Subscriptions received in horse series	–	–	–	–	2,660	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	526,222	143,500	143,750	–	357,000	9,294	–	3,824

Subscriptions received in horse series	–	–	–	495,000	–	–	50,000	–
Distributions from horse series	–	(16,269)	–	(353,924)	(29,228)	–	(42,925)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$526,222	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824

Accumulated Deficit
Balance at December 31, 2020	$(240,608)	$(36,601)	$(158,909)	$–	$(100,106)	$(9,294)	$–	$(3,824)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(157,530)	(55,679)	8,713	–	(119,996)	–	–	–
Balance at December 31, 2021	(398,138)	(92,280)	(150,196)	–	(220,102)	(9,294)	–	(3,824)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(83,772)	(34,951)	–	(141,076)	(107,670)	–	(7,075)	–
Balance at December 31, 2022	$(481,910)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)

Total Members' Equity
Balance at December 31, 2020	$285,614	$106,899	$(15,159)	$–	$254,234	$(0)	$–	$–

Subscriptions received in horse series	–	–	–	–	2,660	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	6,446	–	–	–	–	–
Net loss	(157,530)	(55,679)	8,713	–	(119,996)	–	–	–
Balance at December 31, 2021	128,084	51,220	–	–	136,898	(0)	–	–

Subscriptions received in horse series	–	–	–	495,000	–	–	50,000	–
Distributions from horse series	–	(16,269)	–	(353,924)	(29,228)	–	(42,925)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(83,772)	(34,951)	–	(141,076)	(107,670)	–	(7,075)	–
Balance at December 31, 2022	$44,311	$–	$–	$–	$–	$(0)	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-86

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	48,000	–	734	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$48,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2020	$223,860	$246,820	$–	$179,649	$–	$121,360	$31,250	$–

Subscriptions received in horse series	–	–	996	–	170,000	–	–	265,626
Distributions from horse series	–	(32,989)	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	223,860	213,831	996	179,649	170,000	121,360	31,250	265,626

Subscriptions received in horse series	–	–	331,004	–	–	–	–	58,428
Distributions from horse series	(14,465)	(81,578)	(56,480)	–	(107,142)	(37,483)	–	(19,740)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$209,395	$132,253	$275,520	$179,649	$62,858	$83,877	$31,250	$304,314

Accumulated Deficit
Balance at December 31, 2020	$(66,021)	$(71,782)	$–	$(140,263)	$–	$(36,806)	$(29,248)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(77,410)	(64,584)	(52,329)	(69,445)	(77,589)	(50,228)	(2,743)	(106,098)
Balance at December 31, 2021	(143,431)	(136,366)	(52,329)	(209,707)	(77,589)	(87,035)	(31,991)	(106,098)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(72,829)	4,112	(104,520)	30,059	16,339	3,158	7	(93,932)
Balance at December 31, 2022	$(216,261)	$(132,253)	$(156,849)	$(179,649)	$(61,250)	$(83,877)	$(31,984)	$(200,030)

Total Members' Equity
Balance at December 31, 2020	$157,839	$175,038	$–	$39,386	$–	$84,554	$2,002	$–

Subscriptions received in horse series	–	–	996	–	170,000	–	–	265,626
Distributions from horse series	–	(32,989)	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(77,410)	(64,584)	(52,329)	(69,445)	(77,589)	(50,228)	(2,743)	(106,098)
Balance at December 31, 2021	80,429	77,466	(51,333)	(30,059)	92,411	34,325	(741)	159,528

Subscriptions received in horse series	–	–	331,004	–	–	–	–	58,428
Distributions from horse series	(14,465)	(81,578)	(56,480)	–	(107,142)	(37,483)	–	(19,740)
Contributions	–	–	–	–	48,000	–	734	–
Net loss	(72,829)	4,112	(104,520)	30,059	16,339	3,158	7	(93,932)
Balance at December 31, 2022	$(6,865)	$0	$118,671	$–	$49,608	$–	$(0)	$104,284

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-87

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$363,918	$–	$–	$–	$21,628	$–	$–	$–

Subscriptions received in horse series	–	–	469,200	–	–	85,680	209,747	–
Distributions from horse series	(8,540)	–	(245,766)	–	–	(59,551)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	355,378	–	223,434	–	21,628	26,129	209,747	–

Subscriptions received in horse series	–	304,500	–	215,000	–	–	64,664	330,000
Distributions from horse series	–	–	–	(75)	–	–	(3,120)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$355,378	$304,500	$223,434	$214,925	$21,628	$26,129	$271,291	$330,000

Accumulated Deficit
Balance at December 31, 2020	$(161,267)	$–	$(23,846)	$–	$(21,628)	$(4,284)	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(194,111)	–	(199,589)	–	–	(21,845)	(86,137)	–
Balance at December 31, 2021	(355,378)	–	(223,434)	–	(21,628)	(26,129)	(86,137)	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(120,177)	–	(84,342)	–	–	(90,858)	(119,121)
Balance at December 31, 2022	$(355,378)	$(120,177)	$(223,434)	$(84,342)	$(21,628)	$(26,129)	$(176,995)	$(119,121)

Total Members' Equity
Balance at December 31, 2020	$202,651	$–	$(23,846)	$–	$–	$(4,284)	$–	$–

Subscriptions received in horse series	–	–	469,200	–	–	85,680	209,747	–
Distributions from horse series	(8,540)	–	(245,766)	–	–	(59,551)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(194,111)	–	(199,589)	–	–	(21,845)	(86,137)	–
Balance at December 31, 2021	–	–	–	–	–	–	123,610	–

Subscriptions received in horse series	–	304,500	–	215,000	–	–	64,664	330,000
Distributions from horse series	–	–	–	(75)	–	–	(3,120)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(120,177)	–	(84,342)	–	–	(90,858)	(119,121)
Balance at December 31, 2022	$–	$184,323	$–	$130,583	$–	$–	$94,296	$210,879

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-88

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	36,000	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$36,000	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$304,000	$–	$21,100	$20,000	$23,850	$33,000	$–	$456,000

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(1,280)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	304,000	–	21,100	20,000	23,850	33,000	–	454,720

Subscriptions received in horse series	–	140,000	–	–	–	–	140,000	–
Distributions from horse series	–	(36,037)	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$304,000	$103,963	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720

Accumulated Deficit
Balance at December 31, 2020	$(105,361)	$–	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$–	$(161,013)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(98,121)	(34,830)	–	–	–	–	–	(146,032)
Balance at December 31, 2021	(203,482)	(34,830)	(21,100)	(20,000)	(23,850)	(33,000)	–	(307,045)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(104,257)	(46,795)	–	–	–	–	(81,781)	(164,640)
Balance at December 31, 2022	$(307,739)	$(81,625)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(81,781)	$(471,685)

Total Members' Equity
Balance at December 31, 2020	$198,639	$–	$–	$–	$–	$–	$–	$294,987

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(1,280)
Contributions	–	–	–	–	–	–	–	–
Net loss	(98,121)	(34,830)	–	–	–	–	–	(146,032)
Balance at December 31, 2021	100,518	(34,830)	–	–	–	–	–	147,675

Subscriptions received in horse series	–	140,000	–	–	–	–	140,000	–
Distributions from horse series	–	(36,037)	–	–	–	–	–	–
Contributions	–	36,000	–	–	–	–	–	–
Net loss	(104,257)	(46,795)	–	–	–	–	(81,781)	(164,640)
Balance at December 31, 2022	$(3,739)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-89

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	1,741	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	1,741	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	30,389	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$1,741	$30,389	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$–	$–	$248,880	$95,535	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	330,000
Distributions from horse series	–	–	–	–	–	–	–	(2,060)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	248,880	95,535	327,940

Subscriptions received in horse series	152,324	187,200	54,000	–	528,409	–	–	–
Distributions from horse series	–	(8,136)	–	–	–	–	–	(108,055)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$152,324	$179,064	$54,000	$–	$528,409	$248,880	$95,535	$219,885

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$–	$(17,032)	$–	$(97,641)	$(68,155)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(38,467)	–	(4,769)	–	(152,979)	(57,779)	(112,436)
Balance at December 31, 2021	–	(38,467)	–	(21,801)	–	(250,621)	(125,934)	(112,436)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(74,563)	(87,775)	(18,704)	–	(193,010)	–	10	(107,449)
Balance at December 31, 2022	$(74,563)	$(126,243)	$(18,704)	$(21,801)	$(193,010)	$(250,621)	$(125,924)	$(219,885)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$–	$(17,032)	$–	$151,239	$27,380	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	330,000
Distributions from horse series	–	–	–	–	–	–	–	(2,060)
Contributions	–	–	–	–	–	1,741	–	–
Net loss	–	(38,467)	–	(4,769)	–	(152,979)	(57,779)	(112,436)
Balance at December 31, 2021	–	(38,467)	–	(21,801)	–	–	(30,399)	215,504

Subscriptions received in horse series	152,324	187,200	54,000	–	528,409	–	–	–
Distributions from horse series	–	(8,136)	–	–	–	–	–	(108,055)
Contributions	–	–	–	–	–	–	30,389	–
Net loss	(74,563)	(87,775)	(18,704)	–	(193,010)	–	10	(107,449)
Balance at December 31, 2022	$77,761	$52,821	$35,296	$(21,801)	$335,399	$–	$(0)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-90

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	22,953	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	22,953	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$–	$23,290	$19,776	$20,000	$–

Subscriptions received in horse series	519,948	707,280	273,000	–	–	–	–	453,900
Distributions from horse series	(82,800)	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	437,148	707,280	273,000	–	23,290	19,776	20,000	453,900

Subscriptions received in horse series	52	342,720	–	563,072	–	–	–	–
Distributions from horse series	(79,300)	(51,200)	(39,090)	–	–	–	–	(35,554)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$357,900	$998,800	$233,910	$563,072	$23,290	$19,776	$20,000	$418,346

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$–	$–	$(23,290)	$(19,776)	$(43,840)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(111,101)	(230,665)	(97,676)	–	–	–	887	(177,507)
Balance at December 31, 2021	(111,101)	(230,665)	(97,676)	–	(23,290)	(19,776)	(42,953)	(177,507)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(107,655)	(321,350)	(50,718)	(179,690)	–	–	–	(113,626)
Balance at December 31, 2022	$(218,755)	$(552,015)	$(148,393)	$(179,690)	$(23,290)	$(19,776)	$(42,953)	$(291,132)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$(23,840)	$–

Subscriptions received in horse series	519,948	707,280	273,000	–	–	–	–	453,900
Distributions from horse series	(82,800)	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	22,953	–
Net loss	(111,101)	(230,665)	(97,676)	–	–	–	887	(177,507)
Balance at December 31, 2021	326,048	476,615	175,324	–	–	–	–	276,393

Subscriptions received in horse series	52	342,720	–	563,072	–	–	–	–
Distributions from horse series	(79,300)	(51,200)	(39,090)	–	–	–	–	(35,554)
Contributions	–	–	–	–	–	–	–	–
Net loss	(107,655)	(321,350)	(50,718)	(179,690)	–	–	–	(113,626)
Balance at December 31, 2022	$139,145	$446,785	$85,517	$383,382	$–	$–	$–	$127,214

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-91

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	25,979	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	25,979	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$34,881	$125,100	$–	$40,500	$287,099

Subscriptions received in horse series	–	85,170	–	–	–	–	–	–
Distributions from horse series	–	(56,600)	–	–	(80,545)	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	28,570	–	34,881	44,555	–	40,500	287,099

Subscriptions received in horse series	635,000	–	289,481	–	–	252,000	–	–
Distributions from horse series	–	–	–	–	–	(9,930)	–	(22,020)
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$635,000	$28,570	$289,481	$34,881	$44,555	$242,070	$40,500	$265,079

Accumulated Deficit
Balance at December 31, 2020	$–	$(3,490)	$–	$(34,881)	$(39,633)	$–	$(58,140)	$(109,035)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(25,081)	–	–	(4,922)	–	(8,339)	(89,993)
Balance at December 31, 2021	–	(28,570)	–	(34,881)	(44,555)	–	(66,479)	(199,028)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(217,769)	–	(95,240)	–	–	(93,935)	–	(66,051)
Balance at December 31, 2022	$(217,769)	$(28,570)	$(95,240)	$(34,881)	$(44,555)	$(93,935)	$(66,479)	$(265,079)

Total Members' Equity
Balance at December 31, 2020	$–	$(3,490)	$–	$–	$85,467	$–	$(17,640)	$178,064

Subscriptions received in horse series	–	85,170	–	–	–	–	–	–
Distributions from horse series	–	(56,600)	–	–	(80,545)	–	–	–
Contributions	–	–	–	–	–	–	25,979	–
Net loss	–	(25,081)	–	–	(4,922)	–	(8,339)	(89,993)
Balance at December 31, 2021	–	–	–	–	–	–	–	88,071

Subscriptions received in horse series	635,000	–	289,481	–	–	252,000	–	–
Distributions from horse series	–	–	–	–	–	(9,930)	–	(22,020)
Contributions	–	–	–	–	–	–	–	–
Net loss	(217,769)	–	(95,240)	–	–	(93,935)	–	(66,051)
Balance at December 31, 2022	$417,231	$–	$194,241	$–	$–	$148,135	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-92

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	12,000	48,000	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$12,000	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$34,510	$390,000	$–	$–	$14,000	$11,983	$223,860	$16,483

Subscriptions received in horse series	–	–	–	150,000	–	–	–	–
Distributions from horse series	(37,827)	(16,381)	–	(26,320)	–	–	(5,510)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	(3,317)	373,619	–	123,680	14,000	11,983	218,350	16,483

Subscriptions received in horse series	–	–	100,000	–	–	–	–	–
Distributions from horse series	–	–	(1,394)	(324,392)	–	–	(5,355)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$(3,317)	$373,619	$98,606	$(200,712)	$14,000	$11,983	$212,995	$16,483

Accumulated Deficit
Balance at December 31, 2020	$3,317	$(193,758)	$–	$–	$(14,000)	$(11,983)	$(65,975)	$(16,483)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(179,861)	–	(56,172)	–	–	(73,786)	–
Balance at December 31, 2021	3,317	(373,619)	–	(56,172)	(14,000)	(11,983)	(139,761)	(16,483)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	(110,606)	242,424	–	–	(79,183)	–
Balance at December 31, 2022	$3,317	$(373,619)	$(110,606)	$186,252	$(14,000)	$(11,983)	$(218,945)	$(16,483)

Total Members' Equity
Balance at December 31, 2020	$37,827	$196,242	$–	$–	$–	$0	$157,885	$–

Subscriptions received in horse series	–	–	–	150,000	–	–	–	–
Distributions from horse series	(37,827)	(16,381)	–	(26,320)	–	–	(5,510)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(179,861)	–	(56,172)	–	–	(73,786)	–
Balance at December 31, 2021	–	–	–	67,508	–	0	78,588	–

Subscriptions received in horse series	–	–	100,000	–	–	–	–	–
Distributions from horse series	–	–	(1,394)	(324,392)	–	–	(5,355)	–
Contributions	–	–	12,000	48,000	–	–	–	–
Net loss	–	–	(110,606)	242,424	–	–	(79,183)	–
Balance at December 31, 2022	$–	$–	$–	$33,540	$–	$0	$(5,950)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-93

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	–	–	–	–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	21,600	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$21,600	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$1,420,774	$–	$229,000	$–	$157,689	$–

Subscriptions received in horse series	126,000	186,446	–	–	–	–	–	318,866
Distributions from horse series	–	(31,620)	(108,400)	–	–	–	(128,010)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	126,000	154,826	1,312,374	–	229,000	–	29,679	318,866

Subscriptions received in horse series	–	97,554	–	–	–	93,000	–	3,534
Distributions from horse series	–	(146,020)	(316,490)	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$126,000	$106,360	$995,885	$–	$229,000	$93,000	$29,679	$322,400

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$(975,971)	$–	$(90,191)	$–	$(110,426)	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(66,092)	(58,729)	(459,319)	–	(63,274)	–	109,783	(77,038)
Balance at December 31, 2021	(66,092)	(58,729)	(1,435,290)	–	(153,465)	–	(643)	(77,038)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(81,508)	32,853	439,406	(80,842)	(74,155)	(49,781)	(15,125)	(89,010)
Balance at December 31, 2022	$(147,600)	$(25,876)	$(995,885)	$(80,842)	$(227,620)	$(49,781)	$(15,768)	$(166,048)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$444,803	$–	$138,809	$–	$47,263	$–

Subscriptions received in horse series	126,000	186,446	–	–	–	–	–	318,866
Distributions from horse series	–	(31,620)	(108,400)	–	–	–	(128,010)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(66,092)	(58,729)	(459,319)	–	(63,274)	–	109,783	(77,038)
Balance at December 31, 2021	59,908	96,097	(122,916)	–	75,535	–	29,036	241,828

Subscriptions received in horse series	–	97,554	–	–	–	93,000	–	3,534
Distributions from horse series	–	(146,020)	(316,490)	–	–	–	–	–
Contributions	21,600	–	–	–	–	–	–	–
Net loss	(81,508)	32,853	439,406	(80,842)	(74,155)	(49,781)	(15,125)	(89,010)
Balance at December 31, 2022	$–	$80,484	$–	$(80,842)	$1,380	$43,219	$13,911	$156,352

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-94

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	7,724	–	–	–	–	–	33,825
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	7,724	–	–	–	–	–	33,825

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2020	$–	$135,000	$37,728	$30,000	$93,843	$–	$–	$550,381

Subscriptions received in horse series	–	–	–	–	–	357,821	102,054	–
Distributions from horse series	–	–	2,341	(8,431)	–	(9,060)	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	135,000	40,069	21,569	93,843	348,761	102,054	550,381

Subscriptions received in horse series	52,500	–	–	–	–	179	189,946	–
Distributions from horse series	–	–	–	–	(129,330)	(10,060)	(10,300)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$52,500	$135,000	$40,069	$21,569	$(35,487)	$338,880	$281,700	$550,381

Accumulated Deficit
Balance at December 31, 2020	$–	$(104,269)	$(26,728)	$(21,569)	$(59,673)	$–	$–	$(355,948)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	–	(38,454)	(13,341)	–	108,948	(122,529)	(55,845)	(228,258)
Balance at December 31, 2021	–	(142,724)	(40,069)	(21,569)	49,275	(122,529)	(55,845)	(584,206)

Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(21,774)	–	–	–	(13,788)	(88,295)	(117,856)	–
Balance at December 31, 2022	$(21,774)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(210,824)	$(173,701)	$(584,206)

Total Members' Equity
Balance at December 31, 2020	$–	$30,731	$11,000	$8,431	$34,170	$–	$–	$194,433

Subscriptions received in horse series	–	–	–	–	–	357,821	102,054	–
Distributions from horse series	–	–	2,341	(8,431)	–	(9,060)	–	–
Contributions	–	7,724	–	–	–	–	–	33,825
Net loss	–	(38,454)	(13,341)	–	108,948	(122,529)	(55,845)	(228,258)
Balance at December 31, 2021	–	–	–	–	143,118	226,232	46,209	–

Subscriptions received in horse series	52,500	–	–	–	–	179	189,946	–
Distributions from horse series	–	–	–	–	(129,330)	(10,060)	(10,300)	–
Contributions	–	–	–	–	–	–	–	–
Net loss	(21,774)	–	–	–	(13,788)	(88,295)	(117,856)	–
Balance at December 31, 2022	$30,726	$–	$–	$–	$–	$128,056	$107,999	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-95

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2022 and 2021 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA	FY 2022 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$–	$11,843	$11,843

Subscriptions received in horse series	–	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	48,000	–	–	–	313,085
Net loss	–	–	–	–	–	–	–	–	–
Balance at December 31, 2021	–	–	–	–	48,000	–	–	11,843	324,928

Subscriptions received in horse series	–	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–	–
Contributions	–	–	36,000	–	36,000	–	–	–	516,896
Net loss	–	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$–	$–	$36,000	$–	$84,000	$–	$–	$11,843	$841,824

Subscriptions in Series
Balance at December 31, 2020	$–	$–	$–	$–	$–	$–	$25,194	$–	$14,902,854

Subscriptions received in horse series	162,032	377,400	112,000	370,000	129,520	285,750	–	–	11,400,929
Distributions from horse series	–	(3,060)	–	–	(229,401)	–	–	–	(1,731,559)
Contributions	–	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–	–
Balance at December 31, 2021	162,032	374,340	112,000	370,000	(99,881)	285,750	25,194	–	24,572,224

Subscriptions received in horse series	368,368	–	28,000	–	–	164,250	–	–	11,805,265
Distributions from horse series	–	(18,819)	(29,611)	(108,209)	(17,462)	(1,560)	–	–	(4,373,070)
Contributions	–	–	–	–	–	–	–	–	–
Net loss	–	–	–	–	–	–	–	–	–
Balance at December 31, 2022	$530,400	$355,521	$110,389	$261,791	$(117,343)	$448,440	$25,194	$–	$32,004,418

Accumulated Deficit
Balance at December 31, 2020	$–	$–	$–	$–	$(1,472)	$–	$(25,194)	$(11,843)	$(6,787,961)

Subscriptions received in horse series	–	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–	–
Net loss	(84,333)	(146,778)	(50,962)	(135,430)	138,025	(134,948)	–	–	(10,308,528)
Balance at December 31, 2021	(84,333)	(146,778)	(50,962)	(135,430)	136,553	(134,948)	(25,194)	(11,843)	(17,096,489)

Subscriptions received in horse series	–	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–	–
Contributions	–	–	–	–	–	–	–	–	–
Net loss	(203,690)	(107,311)	(95,426)	(126,360)	(77,418)	(157,294)	–	–	(8,494,334)
Balance at December 31, 2022	$(288,023)	$(254,089)	$(146,389)	$(261,791)	$59,135	$(292,242)	$(25,194)	$(11,843)	$(25,590,823)

Total Members' Equity
Balance at December 31, 2020	$–	$–	$–	$–	$(1,472)	$–	$(0)	$–	$8,126,736

Subscriptions received in horse series	162,032	377,400	112,000	370,000	129,520	285,750	–	–	11,400,929
Distributions from horse series	–	(3,060)	–	–	(229,401)	–	–	–	(1,731,559)
Contributions	–	–	–	–	48,000	–	–	–	313,085
Net loss	(84,333)	(146,778)	(50,962)	(135,430)	138,025	(134,948)	–	–	(10,308,528)
Balance at December 31, 2021	77,699	227,562	61,038	234,570	84,672	150,802	(0)	–	7,800,663

Subscriptions received in horse series	368,368	–	28,000	–	–	164,250	–	–	11,805,265
Distributions from horse series	–	(18,819)	(29,611)	(108,209)	(17,462)	(1,560)	–	–	(4,373,070)
Contributions	–	–	36,000	–	36,000	–	–	–	516,896
Net loss	(203,690)	(107,311)	(95,426)	(126,360)	(77,418)	(157,294)	–	–	(8,494,334)
Balance at December 31, 2022	$242,377	$101,432	$–	$–	$25,792	$156,198	$(0)	$–	$7,255,420

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-96

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Loss	$–	$(52,782)	$–	$(38,980)	$–	$–	$(138,206)	$(76,777)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	17,720	–	7,901	–	–	102,638	7,073
Loss/(gain) on disposal of horse ownership	–	–	–	19,123	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(35,062)	–	(11,956)	–	–	(35,568)	(69,705)

Cash Flows From Investing Activities
Purchase of horse assets	–	(87,500)	–	–	–	–	–	(39,375)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(87,500)	–	–	–	–	–	(39,375)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	135,000	–	–	–	–	–	201,000
Distributions from horse series	–	–	–	(9,023)	–	(15,715)	(11,934)	(150)
Capital contributions	–	–	–	33,786	–	–	–	–
Proceeds from debt - related party	–	–	–	11,236	–	–	31,821	–
Repayments on debt - related party	–	–	–	(36,341)	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(12,438)	–	12,298	–	15,715	15,682	(91,770)
Net Cash Provided by Financing Activities	–	122,562	–	11,956	–	–	35,568	109,080

Net Change In Cash	–	0	–	0	–	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$–	$0	$–	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-97

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Loss	$791	$(399,663)	$(108,333)	$(25,416)	$(332,543)	$13	$–	$(68,478)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2,098	1,249,407	37,258	2,509	157,500	0	–	17,496
Loss/(gain) on disposal of horse ownership	(7,807)	–	48,859	–	–	–	–	19,875
Gain on debt forgiveness	–	–	–	–	–	0	–	–
Interest capitalized to loan	–	29,111	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	(1,200)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	57,223	–	(1,911)	–	24	–	–
Change in accrued expense	–	4,925	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(4,917)	941,002	(22,216)	(24,818)	(175,043)	37	–	(32,308)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(112,000)	–	–	–	–
Proceeds from horse disposition	31,500	–	27,000	–	–	–	–	5,000
Net Cash Used In Investing Activities	31,500	–	27,000	(112,000)	–	–	–	5,000

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	130,000	575,280	–	–	25,000
Distributions from horse series	(18,199)	(424,250)	(30,354)	–	(5,900)	–	–	(2,791)
Capital contributions	24,527	–	40,192	–	–	16,469	–	36,000
Proceeds from debt - related party	8,482	213,958	29,198	–	–	–	–	–
Repayments on debt - related party	(56,027)	(644,503)	(68,882)	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	14,634	(86,207)	25,063	6,818	(394,337)	(16,506)	–	(30,901)
Net Cash Provided by Financing Activities	(26,583)	(941,002)	(4,784)	136,818	175,043	(37)	–	27,308

Net Change In Cash	0	(0)	(0)	–	(0)	–	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$(0)	$–	$(0)	$–	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-98

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Loss	$–	$(185,454)	$–	$(259,793)	$(60,952)	$(46,571)	$(527,091)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	98,175	–	99,364	72,081	14,176	211,208	–
Loss/(gain) on disposal of horse ownership	–	–	–	121,014	(4,417)	–	–	–
Gain on debt forgiveness	–	–	–	–	(2,354)	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	1,665	–	–	6,711	–
Change in accrued expense	–	–	–	–	708	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(87,279)	–	(37,751)	5,065	(32,396)	(309,172)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	(70,000)	–	–
Proceeds from horse disposition	–	–	–	11,475	72,648	–	–	–
Net Cash Used In Investing Activities	–	–	–	11,475	72,648	(70,000)	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	270,727	–	109,484	–	112,000	1,170,000	–
Distributions from horse series	–	–	–	(22,542)	(52,193)	(1,889)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	45,652	–	–	–
Repayments on debt - related party	–	–	–	–	(74,822)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(183,448)	–	(60,666)	3,651	(7,715)	(860,828)	–
Net Cash Provided by Financing Activities	–	87,279	–	26,276	(77,713)	102,396	309,172	–

Net Change In Cash	–	0	–	(0)	0	(0)	(0)	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$–	$(0)	$0	$(0)	$(0)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-99

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Loss	$(140,050)	$1,969	$(120,455)	$(268,950)	$6,151	$(115,092)	$8,469	$(26,546)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	84,000	41,667	111,563	51,944	1,269	80,500	5,338	16,909
Loss/(gain) on disposal of horse ownership	–	–	–	219,056	11,598	–	–	12,984
Gain on debt forgiveness	–	–	–	–	(22,188)	–	(34,614)	(1,910)
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	(600)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	2,445	–	–	100	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	50,000	–	–	–	–	–	–
Net Cash Used In Operating Activities	(56,050)	93,636	(8,893)	4,496	(3,171)	(34,592)	(20,707)	837

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	64,125	5,904	–	–	30,400
Net Cash Used In Investing Activities	–	–	–	64,125	5,904	–	–	30,400

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(134,040)	(33,048)	(57,691)	(15,863)	(29,400)	–	(57,142)
Capital contributions	–	–	–	–	–	–	–	24,000
Proceeds from debt - related party	–	46,975	–	7,777	5,309	–	–	–
Repayments on debt - related party	–	–	–	(26,757)	(3,670)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	56,050	(6,571)	41,941	8,051	11,491	63,992	20,707	1,905
Net Cash Provided by Financing Activities	56,050	(93,636)	8,893	(68,621)	(2,733)	34,592	20,707	(31,237)

Net Change In Cash	(0)	0	(0)	0	(0)	(0)	(0)	0

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$0	$(0)	$0	$(0)	$(0)	$(0)	$0

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-100

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Cash Flows From Operating Activities
Net Loss	$(43,794)	$–	$(32,759)	$(57,828)	$(58,149)	$(69,163)	$(77,962)	$(102,745)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	15,750	–	27,333	30,000	28,560	56,700	23,160	29,645
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	20,164	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	(4,800)	–	(5,925)	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	(333)	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	5,925	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(28,044)	–	(5,758)	(32,628)	(29,589)	(12,463)	(34,638)	(73,100)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	(147,850)	(299,220)
Proceeds from horse disposition	–	–	–	–	–	–	25,000	–
Net Cash Used In Investing Activities	–	–	–	–	–	–	(122,850)	(299,220)

Cash Flows From Financing Activities
Subscriptions received in horse series	101,250	–	–	–	1,809	123,714	250,000	243,639
Distributions from horse series	–	–	–	(16,836)	(7,222)	(58,140)	–	–
Capital contributions	–	–	–	48,000	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(73,206)	–	5,758	1,464	35,002	(53,111)	(92,512)	128,681
Net Cash Provided by Financing Activities	28,044	–	5,758	32,628	29,589	12,463	157,488	372,320

Net Change In Cash	(0)	–	0	0	0	(0)	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$–	$0	$0	$0	$(0)	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-101

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Loss	$(166,275)	$(21,967)	$(63,030)	$(102,629)	$(41,095)	$(32,033)	$(54,546)	$(92,020)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	31,500	14,133	28,700	21,963	22,628	16,241	34,167	90,776
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(8,320)
Gain on debt forgiveness	–	–	–	–	–	–	–	(23,298)
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	(3,600)	(241)	–	–	–	–	(562)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	1,193
Change in accrued expense	–	–	241	–	–	–	–	562
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	10,000
Net Cash Used In Operating Activities	(134,775)	(11,434)	(34,330)	(80,666)	(18,468)	(15,792)	(20,379)	(21,670)

Cash Flows From Investing Activities
Purchase of horse assets	(315,000)	–	–	(94,500)	(118,142)	(62,500)	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	74,000
Net Cash Used In Investing Activities	(315,000)	–	–	(94,500)	(118,142)	(62,500)	–	74,000

Cash Flows From Financing Activities
Subscriptions received in horse series	495,424	–	–	242,400	–	100,000	–	–
Distributions from horse series	–	(45,502)	(1,443)	(2,100)	–	(20,447)	(18,942)	(15,100)
Capital contributions	–	25,200	–	–	–	–	–	–
Proceeds from debt - related party	–	–	56,393	–	–	–	31,680	78,162
Repayments on debt - related party	–	–	(28,025)	–	–	–	–	(59,822)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(45,649)	31,736	7,406	(65,134)	136,610	(1,262)	7,641	(55,571)
Net Cash Provided by Financing Activities	449,775	11,434	34,330	175,166	136,610	78,292	20,379	(52,331)

Net Change In Cash	(0)	(0)	(0)	0	(0)	(0)	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$(0)	$(0)	$0	$(0)	$(0)	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-102

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Loss	$(80,096)	$363,874	$–	$(143,862)	$(41,076)	$(48,054)	$(26,748)	$(44,864)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	23,148	95,777	–	45,161	13,125	15,771	15,458	28,875
Loss/(gain) on disposal of horse ownership	–	(476,810)	–	58,099	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	3,786	–	–	–	–	–	–
Change in accrued expense	–	28,334	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(56,948)	14,961	–	(40,602)	(27,951)	(32,283)	(11,290)	(15,989)

Cash Flows From Investing Activities
Purchase of horse assets	(100,000)	–	–	–	–	(100,000)	(157,500)	(275,000)
Proceeds from horse disposition	–	610,662	–	18,155	–	–	–	–
Net Cash Used In Investing Activities	(100,000)	610,662	–	18,155	–	(100,000)	(157,500)	(275,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	155,000	–	–	–	90,871	150,000	–	–
Distributions from horse series	–	(118,320)	–	(2,423)	(143)	(5,035)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	1,948	(507,302)	–	24,870	(62,778)	(12,682)	168,790	290,989
Net Cash Provided by Financing Activities	156,948	(625,622)	–	22,447	27,951	132,283	168,790	290,989

Net Change In Cash	0	0	–	0	(0)	0	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$0	$–	$0	$(0)	$0	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-103

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Loss	$(211,802)	$(107,894)	$(26,161)	$(115,681)	$(2,320)	$(12,527)	$–	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	49,097	16,439	10,880	22,094	51,000	5,552	–	–
Loss/(gain) on disposal of horse ownership	–	57,183	–	–	–	5,659	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	(2,606)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	2,743	–	–
Change in accrued expense	–	–	–	–	2,606	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(162,704)	(34,273)	(15,282)	(93,588)	48,680	1,427	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(262,500)	–	(125,000)	(118,125)	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	73,151	–	–
Net Cash Used In Investing Activities	(262,500)	–	(125,000)	(118,125)	–	73,151	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	580,000	3,474	–	309,008	–	–	–	–
Distributions from horse series	–	(51,328)	–	(1,675)	(130,968)	(83,912)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	54,591	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(154,796)	82,127	140,282	(95,620)	27,697	9,334	–	–
Net Cash Provided by Financing Activities	425,204	34,273	140,282	211,713	(48,680)	(74,578)	–	–

Net Change In Cash	0	(0)	(0)	(0)	(0)	0	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$(0)	$(0)	$(0)	$0	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-104

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Loss	$(83,772)	$(34,951)	$–	$(141,076)	$(107,670)	$–	$(7,075)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	130,932	10,101	–	24,237	43,185	–	1,063	–
Loss/(gain) on disposal of horse ownership	–	26,305	–	(12,237)	86,015	–	(1,063)	–
Gain on debt forgiveness	–	(14,044)	–	–	(51,828)	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	(12,306)	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	356	–	–	–	–	–	–	–
Change in accrued expense	12,306	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	47,516	(12,588)	–	(129,076)	(30,298)	–	(7,075)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(252,000)	–	–	(35,000)	–
Proceeds from horse disposition	–	9,343	–	240,000	–	–	35,000	–
Net Cash Used In Investing Activities	–	9,343	–	(12,000)	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	495,000	–	–	50,000	–
Distributions from horse series	–	(16,269)	–	(353,924)	(29,228)	–	(40,778)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	17,418	–	–	21,601	–	–	–
Repayments on debt - related party	–	(20,761)	–	–	(2,400)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(47,516)	22,857	–	–	40,324	–	(2,146)	–
Net Cash Provided by Financing Activities	(47,516)	3,245	–	141,076	30,298	–	7,075	–

Net Change In Cash	0	0	–	0	(0)	–	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$0	$–	$0	$(0)	$–	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-105

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Loss	$(72,829)	$4,112	$(104,520)	$30,059	$16,339	$3,158	$7	$(93,932)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	49,200	46,437	38,500	17,467	36,667	21,029	–	52,500
Loss/(gain) on disposal of horse ownership	–	(82,337)	–	(9,414)	–	(37,560)	–	–
Gain on debt forgiveness	–	–	–	(44,548)	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	(1,515)	–	(6,076)	–	(6,000)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	10,756	0	911	–	–	–	–
Change in accrued expense	1,515	1,553	6,076	(9,300)	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(23,629)	(19,478)	(66,020)	(14,825)	47,006	(13,373)	7	(41,432)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	129,440	–	9,414	–	58,761	–	–
Net Cash Used In Investing Activities	–	129,440	–	9,414	–	58,761	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	331,004	–	–	–	–	58,428
Distributions from horse series	(14,465)	(12,661)	(56,480)	–	(107,142)	–	–	(19,740)
Capital contributions	–	–	–	–	48,000	–	734	–
Proceeds from debt - related party	28,575	31,855	–	1,996	–	6,905	–	–
Repayments on debt - related party	–	(72,512)	–	–	–	(29,282)	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	9,519	(56,645)	(208,504)	3,415	12,136	(23,011)	(741)	2,744
Net Cash Provided by Financing Activities	23,629	(109,963)	66,020	5,411	(47,006)	(45,388)	(7)	41,432

Net Change In Cash	0	(0)	0	0	0	0	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$0	$0	$0	$0	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-106

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Loss	$–	$(120,177)	$–	$(84,342)	$–	$–	$(90,858)	$(119,121)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	22,327	–	10,320	–	–	28,000	19,833
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(97,851)	–	(74,022)	–	–	(62,858)	(99,288)

Cash Flows From Investing Activities
Purchase of horse assets	–	(110,250)	–	(51,188)	–	–	–	(105,000)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(110,250)	–	(51,188)	–	–	–	(105,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	304,500	–	215,000	–	–	64,664	330,000
Distributions from horse series	–	–	–	(75)	–	–	(3,120)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(96,399)	–	(89,716)	–	–	1,314	(125,712)
Net Cash Provided by Financing Activities	–	208,101	–	125,209	–	–	62,858	204,288

Net Change In Cash	–	(0)	–	(0)	–	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$(0)	$–	$(0)	$–	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-107

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Loss	$(104,257)	$(46,795)	$–	$–	$–	$–	$(81,781)	$(164,640)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	54,750	33,833	–	–	–	–	23,790	71,667
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	(24,858)	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	(2,262)	(3,000)	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	(0)	–	–	–	–	–	–	752
Change in accrued expense	2,262	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(49,507)	(40,819)	–	–	–	–	(57,991)	(92,222)

Cash Flows From Investing Activities
Purchase of horse assets	–	(15,000)	–	–	–	–	(90,000)	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(15,000)	–	–	–	–	(90,000)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	140,000	–	–	–	–	140,000	–
Distributions from horse series	–	(36,037)	–	–	–	–	–	–
Capital contributions	–	36,000	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	49,507	(84,143)	–	–	–	–	7,991	92,222
Net Cash Provided by Financing Activities	49,507	55,819	–	–	–	–	147,991	92,222

Net Change In Cash	0	0	–	–	–	–	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$0	$–	$–	$–	$–	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-108

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Loss	$(74,563)	$(87,775)	$(18,704)	$–	$(193,010)	$–	$10	$(107,449)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	17,994	21,000	4,863	–	44,559	–	–	25,065
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	52,128
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	(1,511)	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(56,569)	(66,775)	(15,352)	–	(148,451)	–	10	(30,257)

Cash Flows From Investing Activities
Purchase of horse assets	(135,684)	–	(52,000)	–	(336,000)	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	22,500
Net Cash Used In Investing Activities	(135,684)	–	(52,000)	–	(336,000)	–	–	22,500

Cash Flows From Financing Activities
Subscriptions received in horse series	152,324	187,200	54,000	–	528,409	–	–	–
Distributions from horse series	–	(8,136)	–	–	–	–	–	(108,055)
Capital contributions	–	–	–	–	–	–	30,389	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	39,930	(112,289)	13,352	–	(43,958)	–	(30,399)	115,811
Net Cash Provided by Financing Activities	192,254	66,775	67,352	–	484,451	–	(10)	7,757

Net Change In Cash	0	0	(0)	–	(0)	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$0	$(0)	$–	$(0)	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-109

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
Cash Flows From Operating Activities
Net Loss	$(107,655)	$(321,350)	$(50,718)	$(179,690)	$–	$–	$–	$(113,626)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	87,500	218,750	28,000	29,142	–	–	–	98,175
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(20,155)	(102,600)	(22,718)	(150,548)	–	–	–	(15,451)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(288,750)	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	–	–	(288,750)	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	52	342,720	–	563,072	–	–	–	–
Distributions from horse series	(79,300)	(51,200)	(39,090)	–	–	–	–	(35,554)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	40,326
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	99,403	(188,920)	61,808	(123,774)	–	–	–	10,679
Net Cash Provided by Financing Activities	20,155	102,600	22,718	439,298	–	–	–	15,451

Net Change In Cash	(0)	0	(0)	(0)	–	–	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$0	$(0)	$(0)	$–	$–	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-110

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Loss	$(217,769)	$–	$(95,240)	$–	$–	$(93,935)	$–	$(66,051)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	41,774	–	15,916	–	–	23,240	–	23,387
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	35,946
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	2,208
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(175,994)	–	(79,324)	–	–	(70,695)	–	(4,510)

Cash Flows From Investing Activities
Purchase of horse assets	(315,000)	–	(160,650)	–	–	(100,800)	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	27,000
Net Cash Used In Investing Activities	(315,000)	–	(160,650)	–	–	(100,800)	–	27,000

Cash Flows From Financing Activities
Subscriptions received in horse series	635,000	–	289,481	–	–	252,000	–	–
Distributions from horse series	–	–	–	–	–	(9,930)	–	(22,020)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(144,006)	–	(49,507)	–	–	(70,575)	–	(470)
Net Cash Provided by Financing Activities	490,994	–	239,974	–	–	171,495	–	(22,490)

Net Change In Cash	0	–	(0)	–	–	0	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$–	$(0)	$–	$–	$0	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-111

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Loss	$–	$–	$(110,606)	$242,424	$–	$–	$(79,183)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	–	13,518	26,324	–	–	49,200	–
Loss/(gain) on disposal of horse ownership	–	–	48,982	(229,188)	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	(1,200)	(7,200)	–	–	(549)	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	1,200	1,800	–	–	549	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	–	(48,106)	34,161	–	–	(29,983)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	(70,000)	–	–	–	–	–
Proceeds from horse disposition	–	–	7,500	243,033	–	–	–	–
Net Cash Used In Investing Activities	–	–	(62,500)	243,033	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	100,000	–	–	–	–	–
Distributions from horse series	–	–	(728)	(324,392)	–	–	(5,355)	–
Capital contributions	–	–	12,000	48,000	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	25,693	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	(666)	(801)	–	–	9,645	–
Net Cash Provided by Financing Activities	–	–	110,606	(277,194)	–	–	29,983	–

Net Change In Cash	–	–	0	0	–	–	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$0	$0	$–	$–	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-112

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tiza- magician	Series Tufnel
Cash Flows From Operating Activities
Net Loss	$(81,508)	$32,853	$439,406	$(80,842)	$(74,155)	$(49,781)	$(15,125)	$(89,010)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	21,452	29,750	59,136	51,030	33,333	13,500	13,505	54,600
Loss/(gain) on disposal of horse ownership	40,570	–	(262,463)	–	–	–	(32,400)	–
Gain on debt forgiveness	(3,570)	–	(274,518)	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	(600)	–	–	–	–	–	(2,436)	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	6,206	19,750	–	1,355	–	3,417	–
Change in accrued expense	–	–	25,707	–	–	–	2,436	–
Change in accrued interest payable	–	–	(20,064)	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(23,657)	68,809	(13,046)	(29,812)	(39,466)	(36,280)	(30,603)	(34,410)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	192	(513,581)	–	(60,000)	–	–
Proceeds from horse disposition	–	–	540,000	–	–	–	32,400	–
Net Cash Used In Investing Activities	–	–	540,192	(513,581)	–	(60,000)	32,400	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	97,554	–	–	–	93,000	–	3,534
Distributions from horse series	–	(146,020)	(309,520)	–	–	–	–	–
Capital contributions	21,600	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	(192)	–	–	–	–	–
Repayments on debt - related party	–	–	(198,401)	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	2,057	(20,343)	(19,033)	543,393	39,466	3,280	(1,797)	30,876
Net Cash Provided by Financing Activities	23,657	(68,809)	(527,146)	543,393	39,466	96,280	(1,797)	34,410

Net Change In Cash	(0)	(0)	0	0	0	0	0	0

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$(0)	$0	$0	$0	$0	$0	$0

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-113

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Loss	$(21,774)	$–	$–	$–	$(13,788)	$(88,295)	$(117,856)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	6,944	–	–	–	–	49,000	31,500	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	(2,158)	–	–	–	3,555	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(16,988)	–	–	–	(10,233)	(39,295)	(86,356)	–

Cash Flows From Investing Activities
Purchase of horse assets	(75,000)	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(75,000)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	52,500	–	–	–	–	179	189,946	–
Distributions from horse series	–	–	–	–	(129,330)	(10,060)	(10,300)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	39,488	–	–	–	139,563	49,176	(93,290)	–
Net Cash Provided by Financing Activities	91,988	–	–	–	10,233	39,295	86,356	–

Net Change In Cash	0	–	–	–	–	0	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$–	$–	$–	$–	$0	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-114

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2022 (Continued)

	Series Who Runs the World	Series Who'sbee- ninmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	FY 2022 Consolidated Total
Cash Flows From Operating Activities
Net Loss	$(203,690)	$(107,311)	$(95,426)	$(126,360)	$(77,418)	$(157,294)	$–	$(8,494,334)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	107,100	80,325	27,500	16,061	33,333	84,000	–	5,569,738
Loss/(gain) on disposal of horse ownership	–	–	40,667	92,414	–	–	–	(147,376)
Gain on debt forgiveness	–	–	–	–	–	–	–	(497,729)
Interest capitalized to loan	–	–	–	–	–	–	–	29,111
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	(2,400)	–	–	–	–	(65,079)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	119,241
Change in accrued expense	–	–	–	–	–	–	–	89,403
Change in accrued interest payable	–	–	–	–	–	–	–	(20,064)
Change in deferred revenue	–	–	–	–	–	–	–	60,000
Net Cash Used In Operating Activities	(96,590)	(26,986)	(29,660)	(17,885)	(44,085)	(73,294)	–	(3,357,089)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(5,249,921)
Proceeds from horse disposition	–	–	5,000	–	–	–	–	2,408,411
Net Cash Used In Investing Activities	–	–	5,000	–	–	–	–	(2,841,510)

Cash Flows From Financing Activities
Subscriptions received in horse series	368,368	–	28,000	–	–	164,250	–	11,805,265
Distributions from horse series	–	(18,819)	(29,611)	(108,209)	(17,462)	(1,560)	–	(3,656,230)
Capital contributions	–	–	36,000	–	36,000	–	–	516,896
Proceeds from debt - related party	–	31,991	–	–	–	–	–	827,401
Repayments on debt - related party	–	–	–	–	–	–	–	(1,322,202)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(271,778)	13,814	(9,729)	126,095	25,547	(89,396)	–	(1,972,531)
Net Cash Provided by Financing Activities	96,590	26,986	24,660	17,885	44,085	73,294	–	6,198,599

Net Change In Cash	(0)	0	(0)	0	0	0	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$0	$(0)	$0	$0	$0	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-115

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Loss	$(106,329)	$–	$(74,773)	$(43,571)	$–	$(45,558)	$(187,187)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	–	20,492	15,717	–	19,500	79,185	–
Loss/(gain) on disposal of horse ownership	–	–	42,083	–	–	5,883	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	3,338	–	990	472	–	456	–	–
Change in other assets	41,250	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(61,741)	–	(11,209)	(27,382)	–	(19,718)	(108,002)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	(307,913)	–
Proceeds from horse disposition	–	–	1,592	–	–	30,000	–	–
Net Cash Used In Investing Activities	–	–	1,592	–	–	30,000	(307,913)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	310,000	–	–	–	–	–	433,500	–
Distributions from horse series	(162,701)	–	–	(308)	–	(10,830)	–	–
Capital contributions	–	–	24,272	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	21,495	–	(4,831)	20,534	–
Net advances/(repayments) in amount due to manager	(85,558)	–	(14,655)	6,194	–	5,380	(38,119)	–
Net Cash Provided by Financing Activities	61,741	–	9,617	27,382	–	(10,282)	415,914	–

Net Change In Cash	0	–	0	(0)	–	0	(0)	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$–	$0	$(0)	$–	$0	$(0)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-116

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Loss	$(63,653	$(2,044,475)	$(110,543)	$–	$(121,123)	$(18,041)	$(382,338)	$(51,989)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	15,000	1,656,698	66,000	–	61,815	8,333	132,540	12,630
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	223,996	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	342	(10,816)	1,505	–	–	58	2,064	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(48,311)	(398,593)	(43,038)	–	(59,309)	(9,650)	(23,738)	(39,359)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	(472,500)	–	–	(55,000)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	–	–	–	(472,500)	–	–	(55,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	224,720	–	–	75,000
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	48,373	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	41,465	28,340	33,298	–	–	–	–	–
Net advances/(repayments) in amount due to manager	6,846	370,254	9,740	–	307,089	9,650	(24,634)	19,359
Net Cash Provided by Financing Activities	48,311	398,593	43,038	–	531,809	9,650	23,738	94,359

Net Change In Cash	0	0	0	–	(0)	(0)	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$0	$0	$–	$(0)	$(0)	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-117

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Loss	$–	$(88,320)	$–	$(211,135)	$(117,314)	$–	$(76,199)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	38,531	–	90,502	82,000	–	45,671	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	(1,665)	2,093	–	(6,711)	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(49,789)	–	(122,297)	(33,221)	–	(37,239)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	(294,525)	–	(322,355)	–	–	(633,623)	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(294,525)	–	(322,355)	–	–	(633,623)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	223,973	–	405,616	455	–	–	–
Distributions from horse series	–	–	–	–	(6,560)	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	26,999	–	–	–
Net advances/(repayments) in amount due to manager	–	120,341	–	39,036	12,327	–	670,861	–
Net Cash Provided by Financing Activities	–	344,314	–	444,652	33,221	–	670,861	–

Net Change In Cash	–	(0)	–	(0)	0	–	(0)	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$(0)	$–	$(0)	$0	$–	$(0)	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-118

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Loss	$(135,750)	$(74,886)	$(196,059)	$(233,158)	$(31,508)	$(185,291)	$(38,868)	$(73,165)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	33,194	41,667	77,105	183,333	10,932	55,637	15,998	24,707
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	1,026	–	0	279	–	374	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(102,557)	(32,193)	(118,954)	(49,824)	(20,297)	(129,654)	(22,495)	(48,458)

Cash Flows From Investing Activities
Purchase of horse assets	(252,000)	–	(334,688)	–	–	(241,500)	–	(85,000)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(252,000)	–	(334,688)	–	–	(241,500)	–	(85,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	510,000	–	540,600	–	314	490,000	–	122,000
Distributions from horse series	–	–	(1,989)	(1,250)	(1,878)	(3,501)	–	(25,147)
Capital contributions	–	–	–	–	–	–	–	36,000
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	22,460	–	17,224	16,634	–	–	–
Net advances/(repayments) in amount due to manager	(155,443)	9,733	(84,970)	33,850	5,226	(115,344)	22,495	605
Net Cash Provided by Financing Activities	354,557	32,193	453,641	49,824	20,297	371,154	22,495	133,458

Net Change In Cash	(0)	0	(0)	0	(0)	0	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$0	$(0)	$0	$(0)	$0	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-119

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Cash Flows From Operating Activities
Net Loss	$(8,889)	$–	$(50,927)	$(37,886)	$(74,103)	$(110,104)	$–	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,856	–	27,167	5,484	18,196	44,811	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	172	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(4,033)	–	(23,589)	(32,402)	(55,908)	(65,293)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(47,250)	–	(2,000)	(90,000)	(85,680)	(170,100)	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(47,250)	–	(2,000)	(90,000)	(85,680)	(170,100)	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	128,000	203,211	224,286	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	51,283	–	25,589	(5,598)	(61,623)	11,107	–	–
Net Cash Provided by Financing Activities	51,283	–	25,589	122,402	141,588	235,393	–	–

Net Change In Cash	0	–	(0)	(0)	(0)	0	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$–	$(0)	$(0)	$(0)	$0	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-120

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Loss	$–	$(4,761)	$(51,744)	$–	$–	$–	$(50,894)	$(175,697)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	14,133	23,575	–	–	–	29,698	113,375
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(8,500)
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	1,540	733	–	–	–	872	265
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	10,912	(27,436)	–	–	–	(20,323)	(70,558)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	8,500
Net Cash Used In Investing Activities	–	–	–	–	–	–	–	8,500

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	5,550
Distributions from horse series	–	(47,265)	–	–	–	–	(8,856)	(15,200)
Capital contributions	–	46,800	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(1,194)	20,607	–	–	–	21,370	64,986
Net advances/(repayments) in amount due to manager	–	(9,253)	6,829	–	–	–	7,810	6,722
Net Cash Provided by Financing Activities	–	(10,912)	27,436	–	–	–	20,323	62,058

Net Change In Cash	–	0	0	–	–	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$0	$–	$–	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-121

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Loss	$–	$(126,992)	$(60,100)	$(124,224)	$(7,541)	$–	$–	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	89,121	–	36,085	3,776	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	(3,786)	7,500	–	–	–	–	–
Change in other assets	–	–	115,927	–	–	–	–	–
Change in accrued expense	–	51,000	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	9,344	63,327	(88,140)	(3,765)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	(318,750)	–	(157,500)	(39,375)	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(318,750)	–	(157,500)	(39,375)	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	438,600	229,500	335,250	–	–	–	–
Distributions from horse series	–	(86,358)	(158,623)	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(42,836)	(134,204)	(89,610)	43,140	–	–	–
Net Cash Provided by Financing Activities	–	309,406	(63,327)	245,640	43,140	–	–	–

Net Change In Cash	–	0	(0)	(0)	0	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$(0)	$(0)	$0	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-122

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Loss	$–	$(91,626)	$–	$–	$(65,139)	$(144,271)	$–	$(7,594)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	21,928	–	–	51,000	107,950	–	931
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	4,528
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	1,163	6,305	–	153
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(69,697)	–	–	(12,976)	(30,015)	–	(1,983)

Cash Flows From Investing Activities
Purchase of horse assets	–	(95,550)	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	1,000
Net Cash Used In Investing Activities	–	(95,550)	–	–	–	–	–	1,000

Cash Flows From Financing Activities
Subscriptions received in horse series	–	247,426	–	–	1,832	–	–	–
Distributions from horse series	–	(52)	–	–	(29,233)	–	–	–
Capital contributions	–	–	–	–	–	–	–	10,973
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	34,446	–	–	–
Net advances/(repayments) in amount due to manager	–	(82,127)	–	–	5,931	30,015	–	(9,991)
Net Cash Provided by Financing Activities	–	165,247	–	–	12,976	30,015	–	983

Net Change In Cash	–	0	–	–	(0)	0	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$–	$–	$(0)	$0	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-123

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Loss	$(157,530)	$(55,679)	$8,713	$–	$(119,996)	$–	$–	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	130,797	32,280	–	–	76,500	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	(8,713)	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	475	680	–	–	1,744	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(26,258)	(22,719)	–	–	(41,752)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(0)	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	8,713	–	–	–	–	–
Net Cash Used In Investing Activities	(0)	–	8,713	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	2,660	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	6,446	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	13,344	–	–	28,418	–	–	–
Net advances/(repayments) in amount due to manager	26,258	9,375	(15,159)	–	10,674	–	–	–
Net Cash Provided by Financing Activities	26,258	22,719	(8,713)	–	41,752	–	–	–

Net Change In Cash	(0)	(0)	–	–	0	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$(0)	$–	$–	$0	$–	$–	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-124

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Loss	$(77,410)	$(64,584)	$(52,329)	$(69,445)	$(77,589)	$(50,228)	$(2,743)	$(106,098)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	49,200	54,667	23,966	42,325	25,259	24,600	3,343	36,424
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	(7,851)	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	1,256	(9,361)	(0)	1,367	–	628	528	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(26,955)	(19,278)	(28,363)	(25,753)	(52,330)	(25,000)	(6,724)	(69,674)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	(115,500)	–	(110,000)	–	–	(157,500)
Proceeds from horse disposition	–	–	–	–	–	–	9,326	–
Net Cash Used In Investing Activities	–	–	(115,500)	–	(110,000)	–	9,326	(157,500)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	996	–	170,000	–	–	265,626
Distributions from horse series	–	(32,989)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	18,676	36,177	–	–	–	18,461	–	–
Net advances/(repayments) in amount due to manager	8,279	16,090	142,867	25,753	(7,670)	6,539	(2,602)	(38,452)
Net Cash Provided by Financing Activities	26,955	19,278	143,863	25,753	162,330	25,000	(2,602)	227,174

Net Change In Cash	(0)	(0)	(0)	0	0	0	0	0

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$(0)	$(0)	$0	$0	$0	$0	$0

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-125

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Loss	$(194,111)	$–	$(199,589)	$–	$–	$(21,845)	$(86,137)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	62,333	–	–	–	–	–	19,352	–
Loss/(gain) on disposal of horse ownership	112,968	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	2,193	–	21,000	–	–	2,363	–	–
Change in other assets	–	–	278,226	–	–	23,185	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(16,617)	–	99,637	–	–	3,703	(66,785)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	(84,000)	–
Proceeds from horse disposition	12,750	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	12,750	–	–	–	–	–	(84,000)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	469,200	–	–	85,680	209,747	–
Distributions from horse series	(8,540)	–	(245,766)	–	–	(59,551)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	12,406	–	(323,071)	–	–	(29,832)	(58,962)	–
Net Cash Provided by Financing Activities	3,867	–	(99,637)	–	–	(3,703)	150,785	–

Net Change In Cash	(0)	–	(0)	–	–	(0)	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$–	$(0)	$–	$–	$(0)	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-126

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Loss	$(98,121)	$(34,830)	$–	$–	$–	$–	$–	$(146,032)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	50,000	13,329	–	–	–	–	–	71,667
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	17,488	–	–	–	–	–	–	1,621
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(30,633)	(21,501)	–	–	–	–	–	(72,744)

Cash Flows From Investing Activities
Purchase of horse assets	(14,250)	(85,000)	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(14,250)	(85,000)	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(1,280)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	44,883	106,501	–	–	–	–	–	74,024
Net Cash Provided by Financing Activities	44,883	106,501	–	–	–	–	–	72,744

Net Change In Cash	0	(0)	–	–	–	–	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$–	$–	$–	$–	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-127

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Loss	$–	$(38,467)	$–	$(4,769)	$–	$(152,979)	$(57,779)	$(112,436)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	14,458	–	4,769	–	42,520	18,548	26,307
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	86,491	9,785	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	2,262	1,139	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(24,009)	–	–	–	(21,706)	(28,307)	(86,129)

Cash Flows From Investing Activities
Purchase of horse assets	–	(63,000)	–	–	–	–	–	(126,000)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	(63,000)	–	–	–	–	–	(126,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	330,000
Distributions from horse series	–	–	–	–	–	–	–	(2,060)
Capital contributions	–	–	–	–	–	1,741	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	87,009	–	–	–	19,966	28,307	(115,811)
Net Cash Provided by Financing Activities	–	87,009	–	–	–	21,706	28,307	212,129

Net Change In Cash	–	(0)	–	–	–	0	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$(0)	$–	$–	$–	$0	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-128

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
Cash Flows From Operating Activities
Net Loss	$(111,101)	$(230,665)	$(97,676)	$–	$–	$–	$887	$(177,507)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	60,937	86,442	17,430	–	–	–	–	68,372
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(50,163)	(144,224)	(80,245)	–	–	–	887	(109,135)

Cash Flows From Investing Activities
Purchase of horse assets	(262,500)	(656,250)	(84,000)	–	–	–	–	(294,525)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(262,500)	(656,250)	(84,000)	–	–	–	–	(294,525)

Cash Flows From Financing Activities
Subscriptions received in horse series	519,948	707,280	273,000	–	–	–	–	453,900
Distributions from horse series	(82,800)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	22,953	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	21,004
Net advances/(repayments) in amount due to manager	(124,485)	93,194	(108,755)	–	–	–	(23,840)	(71,244)
Net Cash Provided by Financing Activities	312,663	800,474	164,245	–	–	–	(887)	403,660

Net Change In Cash	0	(0)	0	–	–	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$0	$–	$–	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-129

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Loss	$–	$(25,081)	$–	$–	$(4,922)	$–	$(8,339)	$(89,993)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	–	–	–	9,130	–	1,472	60,000
Loss/(gain) on disposal of horse ownership	–	–	–	–	(17,236)	–	4,153	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	2,363	–	–	581	–	774	1,563
Change in other assets	–	23,185	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	467	–	–	(12,447)	–	(1,939)	(28,430)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	76,500	–	–	–
Net Cash Used In Investing Activities	–	–	–	–	76,500	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	85,170	–	–	–	–	–	–
Distributions from horse series	–	(56,600)	–	–	(80,545)	–	–	–
Capital contributions	–	–	–	–	–	–	25,979	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	(5,251)	–	–	–
Net advances/(repayments) in amount due to manager	–	(29,038)	–	–	21,743	–	(24,040)	28,430
Net Cash Provided by Financing Activities	–	(467)	–	–	(64,053)	–	1,939	28,430

Net Change In Cash	–	(0)	–	–	(0)	–	0	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$(0)	$–	$–	$(0)	$–	$0	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-130

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Loss	$–	$(179,861)	$–	$(56,172)	$–	$–	$(73,786)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	39,282	–	21,815	–	–	49,200	–
Loss/(gain) on disposal of horse ownership	–	119,421	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	6,478	–	–	–	–	1,256	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(14,681)	–	(34,357)	–	–	(23,330)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(95,000)	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	–	–	–	(95,000)	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	150,000	–	–	–	–
Distributions from horse series	(37,827)	(16,381)	–	(26,320)	–	–	(5,510)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	20,578	–
Net advances/(repayments) in amount due to manager	37,827	31,061	–	5,677	–	–	8,263	–
Net Cash Provided by Financing Activities	–	14,681	–	129,357	–	–	23,330	–

Net Change In Cash	–	(0)	–	0	–	–	0	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$(0)	$–	$0	$–	$–	$0	$–

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-131

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tiza- magician	Series Tufnel
Cash Flows From Operating Activities
Net Loss	$(66,092)	$(58,729)	$(459,319)	$–	$(63,274)	$–	$109,783	$(77,038)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	21,978	18,519	516,868	–	32,228	–	40,515	12,762
Loss/(gain) on disposal of horse ownership	–	–	29,870	–	–	–	–	–
Gain on debt forgiveness	–	–	(97,621)	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	(6,206)	(1,975)	–	6,099	–	(1,310)	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	20,187	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(44,114)	(46,416)	8,009	–	(24,947)	–	148,988	(64,276)

Cash Flows From Investing Activities
Purchase of horse assets	(84,000)	(89,250)	–	–	–	–	–	(163,800)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Used In Investing Activities	(84,000)	(89,250)	–	–	–	–	–	(163,800)

Cash Flows From Financing Activities
Subscriptions received in horse series	126,000	186,446	–	–	–	–	–	318,866
Distributions from horse series	–	(31,620)	(108,400)	–	–	–	(128,010)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	8,945	–	–	–	–	–
Net advances/(repayments) in amount due to manager	2,114	(19,160)	91,447	–	24,947	–	(20,978)	(90,790)
Net Cash Provided by Financing Activities	128,114	135,666	(8,009)	–	24,947	–	(148,988)	228,076

Net Change In Cash	(0)	(0)	0	–	(0)	–	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$(0)	$(0)	$0	$–	$(0)	$–	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-132

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Loss	$–	$(38,454)	$(13,341)	$–	$108,948	$(122,529)	$(55,845)	$(228,258)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	–	4,258	3,482	–	18,701	33,866	17,107	11,694
Loss/(gain) on disposal of horse ownership	–	28,742	7,518	–	(169,211)	–	–	213,306
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	(2,416)	–	–	2,212
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	–	(5,454)	(2,341)	–	(43,978)	(88,663)	(38,738)	(1,046)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	(147,000)	(94,500)	–
Proceeds from horse disposition	–	–	–	–	180,000	–	–	–
Net Cash Used In Investing Activities	–	–	–	–	180,000	(147,000)	(94,500)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	357,821	102,054	–
Distributions from horse series	–	–	2,341	(8,431)	–	(9,060)	–	–
Capital contributions	–	7,724	–	–	–	–	–	33,825
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(2,269)	–	8,431	(136,022)	(113,098)	31,184	(32,779)
Net Cash Provided by Financing Activities	–	5,454	2,341	–	(136,022)	235,663	133,238	1,046

Net Change In Cash	–	0	(0)	–	0	0	(0)	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$0	$(0)	$–	$0	$0	$(0)	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-133

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2021 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	FY 2021 Consolidated Total
Cash Flows From Operating Activities
Net Loss	$(84,333)	$(146,778)	$(50,962)	$(135,430)	$138,025	$(134,948)	$–	$(10,308,528)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	42,034	55,728	16,833	38,525	33,692	58,278	–	5,593,064
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	677,233
Gain on debt forgiveness	–	–	–	–	–	–	–	(97,621)
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivables	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	63,523
Change in other assets	–	–	–	–	–	–	–	481,774
Change in accrued expense	–	–	–	–	–	–	–	51,002
Change in accrued interest payable	–	–	–	–	–	–	–	20,187
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Used In Operating Activities	(42,299)	(91,050)	(34,129)	(96,905)	171,717	(76,670)	–	(3,519,366)

Cash Flows From Investing Activities
Purchase of horse assets	(321,300)	(240,975)	(90,000)	(147,000)	–	(252,000)	–	(7,782,659)
Proceeds from horse disposition	–	–	–	–	–	–	–	328,379
Net Cash Used In Investing Activities	(321,300)	(240,975)	(90,000)	(147,000)	–	(252,000)	–	(7,454,280)

Cash Flows From Financing Activities
Subscriptions received in horse series	162,032	377,400	112,000	370,000	129,520	285,750	–	11,400,929
Distributions from horse series	–	(3,060)	–	–	(229,401)	–	–	(1,731,559)
Capital contributions	–	–	–	–	48,000	–	–	313,085
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	20,026	–	–	–	–	–	544,210
Net advances/(repayments) in amount due to manager	201,567	(62,342)	12,129	(126,095)	(119,836)	42,920	–	446,981
Net Cash Provided by Financing Activities	363,599	332,025	124,129	243,905	(171,717)	328,670	–	10,973,646

Net Change In Cash	0	(0)	–	0	0	0	–	(0)

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$0	$(0)	$–	$0	$0	$0	$–	$(0)

See accompanying Independent Auditor’s report.

See accompanying notes, which are an integral part of these financial statements.

F-134

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

NOTE 1: NATURE OF OPERATIONS

My Racehorse CA LLC d/b/a MyRaceHorse.com (the “Company”) is an early-stage investment series limited liability company established by the manager, Experiential Squared, Inc. (the “Manager”), to invest in individual interests in thoroughbred, quarter and Standardbred horses through underlying Series LLCs. The Company aims to democratize the ownership of racehorses through a self-developed web-based platform and allow fans to experience racehorse ownership by investing in Series LLCs with other like-minded fans. The Company is headquartered in Lexington, KY. The Company was formed in 2016.

As a Nevada Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Nevada law.

The following are the Series included under the Company which were formed under the laws of Nevada:

Series Name
Series Action Bundle
Series Adjust 20
Series Amandrea
Series Ambleside Park 19
Series Amers
Series Apple Down Under 19
Series Ari the Adventurer 19
Series Ashlees Empire 20
Series Athenian Beauty 19
Series Authentic
Series Awe Hush 19
Series Bajan Bashert
Series Balletic
Series Bella Chica
Series Big Mel
Series Black Escort 19
Series Bullion
Series Cable Boss
Series Cairo Kiss
Series Carrothers
Series Cayala 19
Series Arch Support 20
Series Chad Brown Bundle
Series Chasing the Moon 20
Series Classic Cut
Series Classofsixtythree 19
Series Co Cola 19
Series Collusion Illusion
Series Consecrate 19
Series Courtisane 19
Series Daddy's Joy
Series Dancing Crane

See accompanying Independent Auditor’s report.

F-135

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Daring Dancer 20
Series De Mystique 17
Series Deep Cover
Series Demogorgon
Series Desire Street 19
Series Echo Warrior 19
Series Edge Racing Summer Fun
Series Enchante 21
Series Elarose 21
Series Escape Route
Series Exonerated 19
Series Fenwick Hall 20
Series Forever Rose
Series Flora Dora 20
Series Frosted Oats
Series Future Stars Stable
Series Gentleman Gerry
Series Going to Vegas
Series Got Stormy
Series Grand Traverse Bay 19
Series Grand Traverse Bay 20
Series Heaven Street
Series Kindle 21
Series Knarsdale 21
Series I'm a Looker 20
Series Into Summer 19
Series Ishvana 21
Series Jeanne's Speight 20
Series Just Louise 19
Series Keertana 18
Series Kiana's Love
Series Kichiro
Series Lane Way
Series Latte Da 19
Series Lazy Daisy
Series Le Relais 20
Series Lost Empire 19
Series Madarnas
Series Madiera Wine
Series Major Implications
Series Man Among Men
Series Margaret Reay 19
Series Margarita Friday 19
Series Martita Sangrita 17
Series Mayan Milagra 19
Series Midnight Sweetie 19

See accompanying Independent Auditor’s report.

F-136

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Miss Puzzle
Series Miss Sakamoto
Series Mo Mischief
Series Mo Temptation
Series Monomoy Girl
Series Moonbow 20
Series Moonless Sky
Series Motion Emotion
Series Mrs Whistler
Series My Fast One 20
Series Naismith
Series National Road
Series New York Claiming Package
Series Night of Idiots
Series Nileist
Series Noble Goddess
Series Northern Smile 20
Series NY Exacta
Series One Last Night 21
Series Our Miss Jones 19
Series Our Jenny B
Series Palace Foal
Series Patsys Kim 21
Series Popular Demand
Series Power Up Paynter
Series Queen Amira 19
Series Race Hunter 19
Series Rosie's Alibi
Series Salute to America
Series Sarrocchi 21
Series Sauce On Side
Series Shake It Up Baby
Series Sigesmund
Series Silverpocketsfull 19
Series Smart Shopping 21
Series Social Dilemma
Series Song of Lark 21
Series Soul Beam
Series Speightstown Belle 19
Series Spirit 20
Series Squared Straight
Series Storm Shooter
Series Street Band
Series Sunny 18
Series Sunsanddrinkinhand
Series Sweet Sweet Annie 19

See accompanying Independent Auditor’s report.

F-137

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Swiss Minister
Series Takeo Squared
Series Tapitry 19
Series Tavasco Road
Series Tell All 19
Series Tell the Duchess 19
Series The Filly Four
Series The Royal Duet
Series Thirteen Stripes
Series Timeless Trick 20
Series Tizamagician
Series Tufnel
Series Twirl Girl 21
Series Two Trail Sioux 17
Series Two Trail Sioux 17K
Series Utalknboutpractice
Series Vertical Threat
Series Vow
Series War Safe
Series Wayne O
Series Who Runs the World
Series Who'sbeeninmybed 19
Series Without Delay
Series Wonder Upon a Star 19
Series Yes This Time
Series You Make Luvin Fun 19
Series Zestful
My Racehorse CA

Since inception, the Company has relied on advances from founders and raising capital to fund its operations. The Company will likely incur losses prior to generating positive working capital. These matters raise substantial doubt about the Company’s ability to continue as a going concern. During the next 12 months, the Company intends to fund its operations with funding from a Regulation A securities campaign (see Note 10), capital contributions from the founder, and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short-term capital, it may cease operations. These financial statements and related notes thereto do not include any adjustments that might result from these uncertainties.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Company adopted the calendar year as its basis of reporting.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements, including delayed implementation dates from those applicable to public business entities.

See accompanying Independent Auditor’s report.

F-138

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Principles of Consolidation

These consolidated financial statements include the accounts of My Racehorse CA LLC and each Series listed in Note 1 (collectively the “Series”). All inter-company transactions and balances have been eliminated on consolidation. The Company presents its series level financial statements in consolidating format.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents and Concentration of Cash Balance

The Company and each Series consider all highly liquid securities with an original maturity of less than three months to be cash equivalents. The Company’s and each Series' cash and cash equivalents in bank deposit accounts, at times, may exceed federally insured limits. Cash consists of funds held in the Company’s checking account. As of December 31, 2022 and 2021, the Company had no cash on hand.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company believes that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances. As of December 31, 2022 and 2021, the Company has $65,079 and $0 outstanding accounts receivable, respectively, as delineated by series in the consolidated and consolidating balance sheets.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed as incurred. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the balance sheet accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to five years. Horse assets are depreciated using the straight-line method over 36 months with no estimated salvage value. A horse is treated as placed in service upon its acquisition by the Company.

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2022 and 2021, the Company has $17,659,407 and $20,953,945 respectively, recorded at cost in horse assets.

See accompanying Independent Auditor’s report.

F-139

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

As of December 31, 2022, property and equipment consisted of the following:

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2022	Total
Series Adjust 20	$87,500	$(17,720)	$69,780
Series Ari the Adventurer 19	307,913	(181,823)	126,090
Series Ashlees Empire 20	39,375	(7,073)	32,302
Series Authentic	4,359,157	(3,659,235)	699,923
Series Bajan Bashert	112,000	(2,509)	109,491
Series Balletic	472,500	(219,315)	253,185
Series Cable Boss	294,525	(136,706)	157,819
Series Arch Support 20	70,000	(14,176)	55,824
Series Chad Brown Bundle	633,623	(256,878)	376,744
Series Classic Cut	252,000	(117,194)	134,806
Series Classofsixtythree 19	125,000	(95,486)	29,514
Series Co Cola 19	334,688	(188,668)	146,020
Series Courtisane 19	241,500	(136,137)	105,363
Series Daring Dancer 20	47,250	(20,606)	26,644
Series Deep Cover	82,000	(75,504)	6,496
Series Demogorgon	90,000	(35,484)	54,516
Series Desire Street 19	85,680	(46,756)	38,925
Series Echo Warrior 19	170,100	(101,511)	68,589
Series Edge Racing Summer Fun	94,850	(15,324)	79,526
Series Enchante 21	299,220	(29,645)	269,575
Series Elarose 21	315,000	(31,500)	283,500
Series Escape Route	42,400	(31,420)	10,980
Series Exonerated 19	86,100	(66,352)	19,748
Series Fenwick Hall 20	94,500	(21,963)	72,538
Series Forever Rose	118,142	(22,628)	95,515
Series Flora Dora 20	62,500	(16,241)	46,259
Series Frosted Oats	102,500	(78,488)	24,012
Series Future Stars Stable	335,500	(301,206)	34,294
Series Gentleman Gerry	100,000	(23,148)	76,852
Series Grand Traverse Bay 20	39,375	(16,901)	22,474
Series Heaven Street	$100,000	$(15,771)	$84,229
Series Kindle 21	$157,500	$(15,458)	$142,042
Series Knarsdale 21	275,000	(28,875)	246,125
Series I'm a Looker 20	262,500	(49,097)	213,403
Series Ishvana 21	125,000	(10,880)	114,120
Series Jeanne's Speight 20	118,125	(22,094)	96,031
Series Just Louise 19	153,000	(117,867)	35,133
Series Lane Way	392,932	(381,627)	11,305
Series Man Among Men	147,600	(113,023)	34,577
Series Margarita Friday 19	115,500	(62,466)	53,034
Series Mayan Milagra 19	110,000	(61,926)	48,074
Series Miss Sakamoto	157,500	(88,924)	68,576
Series Mo Temptation	110,250	(22,327)	87,923
Series Moonbow 20	51,188	(10,320)	40,867
Series Mrs Whistler	84,000	(47,352)	36,648

See accompanying Independent Auditor’s report.

F-140

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation through December 31, 2022	Total
Series My Fast One 20	105,000	(19,833)	85,167
Series Naismith	164,250	(127,868)	36,382
Series National Road	100,000	(47,162)	52,838
Series Northern Smile 20	90,000	(23,790)	66,210
Series NY Exacta	215,000	(176,084)	38,916
Series One Last Night 21	135,684	(17,994)	117,690
Series Our Miss Jones 19	63,000	(35,458)	27,542
Series Our Jenny B	52,000	(4,863)	47,137
Series Patsys Kim 21	336,000	(44,559)	291,441
Series Race Hunter 19	262,500	(148,437)	114,063
Series Rosie's Alibi	656,250	(305,192)	351,058
Series Salute to America	84,000	(45,430)	38,570
Series Sarrocchi 21	288,750	(29,142)	259,608
Series Silverpocketsfull 19	294,525	(166,547)	127,978
Series Smart Shopping 21	315,000	(41,774)	273,226
Series Song of Lark 21	160,650	(15,916)	144,734
Series Spirit 20	100,800	(23,240)	77,560
Series Sweet Sweet Annie 19	76,000	(42,984)	33,016
Series Tapitry 19	147,600	(113,023)	34,577
Series Tell the Duchess 19	89,250	(48,269)	40,981
Series The Royal Duet	513,581	(51,030)	462,551
Series Thirteen Stripes	100,000	(85,093)	14,907
Series Timeless Trick 20	$60,000	$(13,500)	$46,500
Series Tufnel	163,800	(67,362)	96,438
Series Twirl Girl 21	75,000	(6,944)	68,056
Series Vow	147,000	(82,866)	64,134
Series War Safe	94,500	(48,607)	45,893
Series Who Runs the World	321,300	(149,134)	172,166
Series Who'sbeeninmybed 19	240,975	(136,053)	104,922
Series Yes This Time	100,000	(67,025)	32,975
Series You Make Luvin Fun 19	252,000	(142,278)	109,722
TOTAL	$17,659,407	$(9,343,059)	$8,316,347

See accompanying Independent Auditor’s report.

F-141

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the consolidated and consolidating balance sheets approximate their fair value.

Revenue Recognition

The Company and each Series adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective at inception using the modified retrospective transition approach applied to all contracts. There were no cumulative impacts that were made.

The Company and each Series determines revenue recognition through the following steps:

●	Identification of a contract with a customer;

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the performance obligations are satisfied.

No adjustments to revenue recognition were required from the adoption of ASC 606, which was adopted January 1, 2019 and applied to the periods presented using the full retrospective method. The Company generally recognizes revenues upon earning income from its horses.

Certain of the Company’s Series are under contracts that require payments to be made in advance of future sales proceeds if and upon achievement of certain milestones. These payments will be recognized to realized gains/(losses) in the statements of operation upon sale of the associated horses. The amount held in deferred revenue as of December 31, 2022 and 2021 was $60,000 and $0, respectively, as delineated by series in the consolidated and consolidating balance sheets.

Costs of Revenues

Costs of revenues include horse related expenses such as insurance, photography, stables and training, transportation and veterinary, depreciation, and gains/losses on horse disposals.

See accompanying Independent Auditor’s report.

F-142

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code (IRC), all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns. However, the Company has elected, in accordance with IRC, to treat each of the individual series as separate subchapter C corporations for tax purposes. No tax provision has been recorded for any series through the balance sheet date as each is in a taxable loss position and no future tax benefits can be reasonably anticipated. The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception. The Company is not presently subject to any income tax audit in any taxing jurisdiction.

Reclassifications of Prior Year Balances

Certain amounts in the 2021 financial statements were reclassified to conform to current period presentation. There was no change in the Company’s net loss or net equity position from these reclassifications.

Recently Issued and Adopted Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021. Early adoption is permitted. The Company adopted the ASU it did not have any effect on its consolidated financial statements and each Series' financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) and has issued subsequent amendments to this guidance. This new standard will replace all current guidance on this topic and eliminate all industry-specific guidance. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. The guidance is effective for interim and annual periods beginning after December 31, 2018. The standard may be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company has adopted this standard it did not have a material impact on their consolidated financial statements and each Series' financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements and each Series' financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

See accompanying Independent Auditor’s report.

F-143

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a business that has not yet generated profits since inception, has sustained a consolidated net loss of $8,600,539 during the year ended December 31, 2022, and is dependent upon its Manager for financing its operations. The Company’s and each Series’ financial performance is impacted by several key factors. Expenses such as training and care, veterinary, and depreciation are incurred from the date of acquisition, however; series revenues will not commence until the horses begin racing sometime during their two-year-old season. Additionally, as horses continue to mature the series will have increased opportunity to generate greater revenue to offset their ongoing expenses. These factors, among others, raise substantial doubt about the ability of the Company and each of its Series to continue as a going concern for a reasonable period of time.

In making this assessment, management weighed the significance of the factors, conditions, and events considered. Management based the conclusion primarily on the inception-to-date cumulative losses. These factors were determined to be the primary drivers of the Company’s and each Series’ ability to sustain its operating costs in the near term. Management also performed an analysis of its operations through the issuance of these financial statements and funding options currently available to it, including a line of credit available to its Manager and its Manager’s ability and intent to fund any operational needs for the coming year.

Management concluded that its plans successfully alleviate the substantial doubt to the ability of the Company and each Series to continue as a going concern within one year after the date that the consolidated and consolidating financial statements are issued. No assurance can be given that the Company and each Series will be successful in these efforts. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4: ADVANCES FROM MANAGER

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on an interest-bearing revolving line of credit. The Manager is entitled to 2.38% interest on the outstanding balance as well as profit participation on the unsold shares. To date, the Manager has waived the interest due from the series.  The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager:

Series Name	Horse reserve account owed to/ (by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/ (by) Series
Series Adjust 20	$12,438	$–	$12,438
Series Ari the Adventurer 19	22,438	–	22,438
Series Ashlees Empire 20	91,770	–	91,770
Series Authentic	(189,569)	–	(189,569)
Series Bajan Bashert	18,982	25,800	(6,818)
Series Balletic	$87,248	$–	$87,248
Series Black Escort 19	$11,542	$–	$11,542
Series Cable Boss	63,107	–	63,107
Series Carrothers	21,631	–	21,631

See accompanying Independent Auditor’s report.

F-144

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Horse reserve account owed to/ (by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/ (by) Series
Series Cayala 19	31,124	–	31,124
Series Arch Support 20	7,715	–	7,715
Series Chad Brown Bundle	189,967	–	189,967
Series Classic Cut	99,394	–	99,394
Series Classofsixtythree 19	25,172	–	25,172
Series Co Cola 19	43,029	–	43,029
Series Courtisane 19	51,353	–	51,353
Series Dancing Crane	(600)	–	(600)
Series Daring Dancer 20	21,923	–	21,923
Series Deep Cover	1,880	–	1,880
Series Demogorgon	4,134	–	4,134
Series Desire Street 19	26,621	–	26,621
Series Echo Warrior 19	42,004	–	42,004
Series Edge Racing Summer Fun	92,512	–	92,512
Series Enchante 21	142,831	271,512	(128,681)
Series Elarose 21	157,696	112,046	45,649
Series Escape Route	(8,247)	–	(8,247)
Series Exonerated 19	8,080	–	8,080
Series Fenwick Hall 20	65,134	–	65,134
Series Forever Rose	(18,468)	118,142	(136,610)
Series Flora Dora 20	1,262	–	1,262
Series Frosted Oats	16,733	–	16,733
Series Future Stars Stable	103,891	–	103,891
Series Gentleman Gerry	(1,948)	–	(1,948)
Series Going to Vegas	550,138	–	550,138
Series Grand Traverse Bay 19	64,741	–	64,741
Series Grand Traverse Bay 20	19,535	(103)	19,638
Series Heaven Street	12,682	–	12,682
Series Kindle 21	102,460	271,250	(168,790)
Series Knarsdale 21	(15,989)	275,000	(290,989)
Series I'm a Looker 20	154,796	–	154,796
Series Ishvana 21	(15,282)	125,000	(140,282)
Series Jeanne's Speight 20	96,414	794	95,620
Series Just Louise 19	(3,896)	–	(3,896)
Series Lane Way	32,677	–	32,677
Series Madiera Wine	2,146	–	2,146
Series Man Among Men	10,335	–	10,335
Series Margaret Reay 19	70,470	–	70,470
Series Margarita Friday 19	65,637	–	65,637
Series Mayan Milagra 19	(4,467)	–	(4,467)
Series Midnight Sweetie 19	37,483	–	37,483
Series Miss Sakamoto	35,662	(46)	35,708
Series Mo Temptation	96,399	–	96,399
Series Moonbow 20	89,716	–	89,716

See accompanying Independent Auditor’s report.

F-145

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Horse reserve account owed to/ (by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/ (by) Series
Series Mrs Whistler	57,298	(349)	57,647
Series My Fast One 20	125,712	–	125,712
Series Naismith	(41,193)	–	(41,193)
Series National Road	2,500	–	2,500
Series Northern Smile 20	(7,991)	–	(7,991)
Series NY Exacta	(58,119)	–	(58,119)
Series One Last Night 21	104,736	144,666	(39,930)
Series Our Miss Jones 19	25,280	–	25,280
Series Our Jenny B	46,528	59,880	(13,352)
Series Palace Foal	(6,171)	–	(6,171)
Series Patsys Kim 21	149,796	105,838	43,958
Series Race Hunter 19	25,082	–	25,082
Series Rosie's Alibi	95,726	–	95,726
Series Salute to America	46,947	–	46,947
Series Sarrocchi 21	183,394	59,619	123,774
Series Silverpocketsfull 19	60,565	–	60,565
Series Smart Shopping 21	144,006	–	144,006
Series Song of Lark 21	95,883	46,375	49,507
Series Spirit 20	70,575	–	70,575
Series Sunsanddrinkinhand	666	–	666
Series Sweet Sweet Annie 19	(4,876)	–	(4,876)
Series Tapitry 19	10,224	–	10,224
Series Tell All 19	(600)	–	(600)
Series Tell the Duchess 19	39,504	–	39,504
Series The Filly Four	32,677	–	32,677
Series The Royal Duet	(2,062)	541,331	(543,393)
Series Thirteen Stripes	(13,938)	–	(13,938)
Series Timeless Trick 20	(3,280)	–	(3,280)
Series Tizamagician	13,911	–	13,911
Series Tufnel	59,914	–	59,914
Series Twirl Girl 21	47,677	87,165	(39,488)
Series Vow	63,922	–	63,922
Series War Safe	62,106	–	62,106
Series Who Runs the World	70,211	–	70,211
Series Who'sbeeninmybed 19	48,528	–	48,528
Series Without Delay	(2,400)	–	(2,400)
Series Yes This Time	(7,183)	–	(7,183)
Series You Make Luvin Fun 19	46,476	–	46,476
TOTAL	$4,226,464	$2,243,920	$1,982,544

All Series not presented in the table above had $0 balances due to/from the Manager as of December 31, 2022.

See accompanying Independent Auditor’s report.

F-146

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

NOTE 5: LOANS PAYABLE – RELATED PARTY

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder. $15,606 was outstanding on this loan as of both December 31, 2022 and 2021.

In 2020, with the purchase of the MRH Authentic horse asset the Company agreed to pay purchase bonuses (kickers) upon the achievement of certain milestones.  Kickers of $2,443,750 were earned in 2020 and were recognized as a loan payable obligation to the co-owner Spendthrift Farm LLC, a related party, and capitalized as additional horse asset purchase costs.  The loan is to be repaid out of the underlying horse income, net of expenses incurred by the co-owner resulting from the horse’s breeding career.  The loan bears interest at 1.65%.  The net horse income applied against this loan in 2021 was $0 and interest expense of $28,340 was recorded against this loan in 2021.  The net horse income applied as repayments against this loan in 2022 was $644,503 and interest expense of $29,111 was recorded against this loan in 2022. As of December 31, 2022 and 2021, the outstanding balance of the loan was $1,278,082 and $1,893,474, respectively.

The Company’s Manager was entitled to certain unpaid management fees related to the MRH Authentic horse, which totaled $213,958 and $0 in 2022 and 2021, respectively, and remained outstanding to the Manager for a total amount of $288,958 and $75,000 as of December 31, 2022 and 2021, respectively.

In conjunction with the purchase of the Filly Four series, a portion of the horse purchase price amounting to $534,920 was deferred to be paid out to the co-owner Spendthrift Farm LLC, a related party, from future income from the residual value resulting from the sale of the horse(s).  The balance outstanding as of December 31, 2021 was $446,051. The related party forgave principal of $247,649 and accrued interest of $26,869 for total loan forgiveness of $274,518 during the year ended December 31, 2022. The balance of the loan of $198,401 and accrued interest of $23,319 was repaid in 2022.

The Company’s Manager and another related party, Spendthrift Farm LLC paid certain training costs on behalf of the Company during 2021 and 2022.  As of December 31, 2022 and 2021, $609,814 and $592,676 remained outstanding on these agreements, respectively. The note will be repaid at the close of the series from the residual value upon the sale of the horse.  During the year ended December 31, 2022 loans balances of $117,006 were forgiven, loan balances of $479,298 were repaid, and costs of $613,443 were incurred against these loans.

Interest expense totaled $33,231 and $57,279 for the years ended December 31, 2022 and 2021, respectively, as delineated by Series in the consolidated and consolidating statements of operations.

See accompanying Independent Auditor’s report.

F-147

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

NOTE 6: MEMBERS’ EQUITY

Series Subscriptions

The Company has received membership subscriptions for the following LLC series as of December 31, 2022.

Series Name	Units Offered	Units Tendered	Subscription Amount
Series Action Bundle	10,000	10,000	$310,000
Series Adjust 20	10	10	135,000
Series Amandrea	550	550	162,250
Series Ambleside Park 19	410	410	84,050
Series Amers	75	75	10,500
Series Apple Down Under 19	600	600	103,800
Series Ari the Adventurer 19	5,100	5,100	433,500
Series Ashlees Empire 20	3,000	3,000	201,000
Series Athenian Beauty 19	1,800	1,800	84,600
Series Authentic	12,500	12,500	2,575,000
Series Awe Hush 19	1,800	1,800	295,200
Series Bajan Bashert	16	13	130,000
Series Balletic	10,000	10,000	800,000
Series Bella Chica	100	100	38,000
Series Big Mel	6,000	6,000	726,000
Series Black Escort 19	20	20	100,000
Series Bullion	25	25	11,750
Series Cable Boss	5,100	5,100	270,727
Series Cairo Kiss	80	80	44,400
Series Carrothers	5,100	5,100	515,100
Series Cayala 19	4,100	4,100	373,100
Series Arch Support 20	10	10	112,000
Series Chad Brown Bundle	5,000	5,000	1,170,000
Series Classic Cut	10,000	10,000	510,000
Series Classofsixtythree 19	1,000	1,000	193,000
Series Co Cola 19	5,100	5,100	540,600
Series Collusion Illusion	25,000	25,000	750,000
Series Consecrate 19	410	410	64,370
Series Courtisane 19	10,000	10,000	490,000
Series Daddy's Joy	600	600	108,000
Series Dancing Crane	20	20	122,000
Series Daring Dancer 20	750	750	101,250
Series De Mystique 17	250	250	35,000
Series Deep Cover	800	800	176,000
Series Demogorgon	20	20	128,000
Series Desire Street 19	1,020	1,020	205,020
Series Echo Warrior 19	6,000	6,000	348,000
Series Edge Racing Summer Fun	50	50	250,000
Series Enchante 21	6,000	2,461	243,639

See accompanying Independent Auditor’s report.

F-148

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Units Offered	Units Tendered	Subscription Amount
Series Elarose 21	10,000	7,741	495,424
Series Escape Route	10	10	62,952
Series Exonerated 19	820	820	138,580
Series Fenwick Hall 20	1,200	1,200	242,400
Series Forever Rose	1,250	–	–
Series Flora Dora 20	10	10	100,000
Series Frosted Oats	4,100	4,100	172,200
Series Future Stars Stable	10,000	10,000	500,000
Series Gentleman Gerry	20	20	155,000
Series Going to Vegas	5,100	5,100	438,600
Series Got Stormy	5,100	5,100	229,500
Series Grand Traverse Bay 19	750	750	335,250
Series Grand Traverse Bay 20	750	751	90,871
Series Heaven Street	20	20	150,000
Series I'm a Looker 20	4,000	4,000	580,000
Series Into Summer 19	650	650	250,900
Series Jeanne's Speight 20	2,500	2,492	309,008
Series Just Louise 19	1,020	1,020	233,580
Series Keertana 18	5,100	5,100	510,000
Series Kiana's Love	200	200	24,000
Series Kichiro	200	200	26,000
Series Lane Way	6,000	6,000	540,000
Series Latte Da 19	4,100	4,100	143,500
Series Lazy Daisy	1,250	1,250	143,750
Series Le Relais 20	3,000	3,000	495,000
Series Lost Empire 19	10,200	10,200	357,000
Series Madarnas	50	50	17,500
Series Madiera Wine	20	20	50,000
Series Major Implications	20	20	4,600
Series Man Among Men	820	820	223,860
Series Margaret Reay 19	820	820	246,820
Series Margarita Friday 19	2,000	2,000	332,000
Series Martita Sangrita 17	600	600	192,000
Series Mayan Milagra 19	20	20	170,000
Series Midnight Sweetie 19	820	820	121,360
Series Miss Puzzle	125	125	31,250
Series Miss Sakamoto	6,000	6,001	324,054
Series Mo Mischief	5,100	5,100	382,500
Series Mo Temptation	3,500	3,500	304,500
Series Monomoy Girl	10,200	10,200	469,200
Series Moonbow 20	2,500	2,500	215,000
Series Moonless Sky	200	200	22,000
Series Motion Emotion	1,020	1,020	85,680
Series Mrs Whistler	2,000	2,003	274,411
Series My Fast One 20	2,000	2,000	330,000

See accompanying Independent Auditor’s report.

F-149

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Units Offered	Units Tendered	Subscription Amount
Series Naismith	2,000	2,000	304,000
Series National Road	20	20	140,000
Series New York Claiming Package	510	510	71,400
Series Night of Idiots	80	80	20,000
Series Nileist	45	45	23,850
Series Noble Goddess	300	300	33,000
Series Northern Smile 20	20	20	140,000
Series NY Exacta	2,000	2,000	456,000
Series One Last Night 21	3,000	1,348	152,324
Series Our Miss Jones 19	1,200	1,200	187,200
Series Our Jenny B	20	9	54,000
Series Patsys Kim 21	5,000	3,973	528,409
Series Popular Demand	1,020	1,020	248,880
Series Power Up Paynter	600	600	114,000
Series Queen Amira 19	2,000	2,000	330,000
Series Race Hunter 19	10,000	10,000	520,000
Series Rosie's Alibi	10,000	10,000	1,050,000
Series Salute to America	1,000	1,000	273,000
Series Sarrocchi 21	5,000	4,399	563,072
Series Sauce On Side	125	125	30,000
Series Shake It Up Baby	250	250	32,500
Series Sigesmund	200	200	20,000
Series Silverpocketsfull 19	5,100	5,100	453,900
Series Smart Shopping 21	5,000	5,000	635,000
Series Social Dilemma	510	510	85,170
Series Song of Lark 21	2,550	2,113	513,454
Series Soul Beam	65	65	39,650
Series Speightstown Belle 19	900	900	125,100
Series Spirit 20	3,000	3,000	252,000
Series Squared Straight	150	150	40,500
Series Storm Shooter	2,000	2,000	324,000
Series Street Band	50	50	61,500
Series Sunny 18	6,000	6,000	390,000
Series Sunsanddrinkinhand	20	20	100,000
Series Sweet Sweet Annie 19	20	20	150,000
Series Swiss Minister	50	50	14,000
Series Takeo Squared	100	100	27,000
Series Tapitry 19	820	820	223,860
Series Tavasco Road	80	80	18,400
Series Tell All 19	12	12	126,000
Series Tell the Duchess 19	2,000	2,000	284,000
Series The Filly Four	8,000	8,000	1,440,000
Series Thirteen Stripes	1,000	1,000	229,000
Series Timeless Trick 20	12	12	93,000

See accompanying Independent Auditor’s report.

F-150

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

Series Name	Units Offered	Units Tendered	Subscription Amount
Series Tizamagician	600	600	192,000
Series Tufnel	5,200	5,200	322,400
Series Twirl Girl 21	20	7	52,500
Series Two Trail Sioux 17	450	450	135,000
Series Two Trail Sioux 17K	1	1	29,720
Series Utalknboutpractice	100	100	30,000
Series Vertical Threat	600	600	126,000
Series Vow	2,000	2,000	358,000
Series War Safe	2,000	2,000	292,000
Series Wayne O	6,000	6,000	570,000
Series Who Runs the World	5,100	5,100	530,400
Series Who'sbeeninmybed 19	5,100	5,100	377,400
Series Without Delay	20	20	140,000
Series Wonder Upon a Star 19	10,000	10,000	370,000
Series Yes This Time	10	10	129,520
Series You Make Luvin Fun 19	6,000	6,000	450,000
Series Zestful	100	100	32,000
Total			38,525,215
Less: Distributions to Date			6,520,796
Net of Distributions			$32,004,419

The members of each of the Company’s series have certain rights with respect to the membership series they are subscribed to. Each series generally holds a single horse asset. A series member is entitled to their pro rata share of the net profits derived from the horse asset held in that series after deduction of expense allocations and direct expenses attributable to the underlying horse asset, based on their percentage of the total outstanding membership interests in that series.

Distributions are recorded when declared. When a declared distribution is not yet paid as of a balance sheet date, it is recorded as a distribution payable liability. Distributions payable amounted to $716,840 and $0 as of December 31, 2022 and 2021, respectively, as delineated by Series in the consolidated and consolidating statements of changes in members’ equity/(deficit).

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

NOTE 7: RELATED PARTY TRANSACTIONS

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4 for further discussions.

The Company has various loans outstanding with related parties, as described in Note 5.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

See accompanying Independent Auditor’s report.

F-151

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

For the years ended December 31, 2022 and 2021

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted this standard in 2022 and it had no effect on the Company’s consolidated and consolidating financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 9: COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

Legal Matters

Company is not currently involved with and does not know of any pending or threatening litigation against the Company or its member.

Long-Term Debt

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan that bears a 2.38 percent per annum interest rate is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder.

NOTE 10: SUBSEQUENT EVENTS

Anticipated Crowdfunded Offering

The Company is planning to continue to raise capital through the issuance of securities exempt from registration under Regulation A in 2023.

Management’s Evaluation

Management has evaluated subsequent events through June 14, 2023, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these financial statements.

See accompanying Independent Auditor’s report.

F-152

ITEM 8. EXHIBITS

Exhibit 2.1	Articles of Organization (1)
Exhibit 2.2	Second Amended and Restated Series Limited Liability Company Agreement (26)
Exhibit 3.1	Series Agreement for Series Palace Foal (1)
Exhibit 3.2	Series Agreement for Series De Mystique ‘17 (3)
Exhibit 3.3	Series Agreement for Martita Sangrita 17(4)
Exhibit 3.4	Series Agreement for Daddy’s Joy(4)
Exhibit 3.5	Series Agreement for Vertical Threat (4)
Exhibit 3.6	Series Agreement for Shake it Up Baby(4)
Exhibit 3.7	Series Agreement for Tizamagician (4)
Exhibit 3.8	Series Agreement for Power Up Paynter (5)
Exhibit 3.9	Series Agreement for Two Trail Sioux 17 (5)
Exhibit 3.10	Series Agreement for Wayne O (5)
Exhibit 3.11	Series Agreement for Big Mel (6)
Exhibit 3.12	Series Agreement for Series Amandrea (7)
Exhibit 3.13	Series Agreement for Series Keertana 18 (7)
Exhibit 3.14	Series Agreement for Series Sunny 18 (7)
Exhibit 3.15	Series Agreement for Series Lazy Daisy (7)
Exhibit 3.16	Series Agreement for Series New York Claiming Package (8)
Exhibit 3.17	Series Agreement for Series The Filly Four (8)
Exhibit 3.18	Series Agreement for Series Lane Way(9)
Exhibit 3.19	Series Agreement for Series Mo Mischief (10)
Exhibit 3.20	Series Agreement for Series Deep Cover (10)
Exhibit 3.21	Series Agreement for Series Popular Demand (11)
Exhibit 3.22	Series Agreement for Series Authentic (12)
Exhibit 3.23	Series Agreement for Series Storm Shooter (12)
Exhibit 3.24	Series Agreement for Series Thirteen Stripes (13)
Exhibit 3.25	Series Agreement for Series Naismith (14)
Exhibit 3.26	Series Agreement for Series NY Exacta (14)
Exhibit 3.27	Series Agreement for Series Apple Down Under (15)
Exhibit 3.28	Series Agreement for Just Louise 19 (15)
Exhibit 3.29	Series Agreement for Lost Empire 19 (15)
Exhibit 3.30	Series Agreement for Series Man Among Men (16)
Exhibit 3.31	Series Agreement for Series Frosted Oats (16)
Exhibit 3.32	Series Agreement for Series Tapitry 19 (16)
Exhibit 3.33	Series Agreement for Series Classofsixtythree 19 (16)
Exhibit 3.34	Series Agreement for Cayala 19 (16)
Exhibit 3.35	Series Agreement for Series Margaret Reay 19 (16)
Exhibit 3.36	Series Agreement for Series Awe Hush 19 (16)
Exhibit 3.37	Series Agreement for Series Exonerated 19 (16)
Exhibit 3.38	Series Agreement for Series Speightstown Belle 19 (16)
Exhibit 3.39	Series Agreement for Consecrate 19 (16)
Exhibit 3.40	Series Agreement for Series Latte Da 19 (16)
Exhibit 3.41	Series Agreement for Series Midnight Sweetie 19 (16)
Exhibit 3.42	Series Agreement for Series Ambleside Park 19 (16)
Exhibit 3.43	Series Agreement for Series Athenian Beauty 19 (16)
Exhibit 3.44	Series Agreement for Future Stars Stable (16)
Exhibit 3.45	Series Agreement for Collusion Illusion (16)
Exhibit 3.46	Series Agreement for Monomoy Girl (17)
Exhibit 3.47	Series Agreement for Got Stormy (17)
Exhibit 3.49	Series Agreement for Social Dilemma (17)
Exhibit 3.51	Series Agreement for Carrothers (19)
Exhibit 3.55	Series Agreement for Echo Warrior 19 (19)
Exhibit 3.57	Series Agreement for Micro Share (f.k.a. Who’sbeeninmybed 19) (20)
Exhibit 3.58	Series Agreement for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 3.59	Series Agreement for Mrs Whistler (20)

105

Exhibit 3.60	Series Agreement for Chasing Time (f.k.a. Race Hunter 19) (20)
Exhibit 3.62	Series Agreement for Vow (20)
Exhibit 3.63	Series Agreement for Magical Ways (f.k.a. You Make Luvin Fun 19) (20)
Exhibit 3.64	Series Agreement for Miss Sakamoto (20)
Exhibit 3.65	Series Agreement for Tap the Gavel (f.k.a. Courtisane 19) (20)
Exhibit 3.66	Series Agreement for Cornice Traverse (f.k.a. Grand Traverse Bay 19) (20)
Exhibit 3.67	Series Agreement for Our Miss Jones 19 (21)
Exhibit 3.68	Series Agreement for Straight No Chaser (f.k.a. Margarita Friday 19)(21)
Exhibit 3.69	Series Agreement for Regal Rebel (f.k.a. Queen Amira 19) (21)
Exhibit 3.70	Series Agreement for Salute to America (21)
Exhibit 3.71	Series Agreement for Desire Street 19 (21)
Exhibit 3.72	Series Agreement for Duke of Love (22)
Exhibit 3.73	Series Agreement for War Safe (22)
Exhibit 3.74	Series Agreement for Tufnel (22)
Exhibit 3.75	Series Agreement for Classic Cut (22)
Exhibit 3.76	Series Agreement for Essential Rose 20 (22)
Exhibit 3.77	Series Agreement for Who Runs the World (22)
Exhibit 3.78	Series Agreement for Balletic (22)
Exhibit 3.79	Series Agreement for Song of Bernadette 20 (22)
Exhibit 3.80	Series Agreement for Daring Dancer 20 (23)
Exhibit 3.81	Series Agreement for Grand Traverse Bay 20 (23)
Exhibit 3.82	Series Agreement for Chad Brown Bundle (23)
Exhibit 3.83	Series Agreement for Fenwick Hall 20 (26)
Exhibit 3.84	Series Agreement for Le Relais 20 (26)
Exhibit 3.85	Series Agreement for Spirit 20 (26)
Exhibit 3.86	Series Agreement for Mo Temptation (27)
Exhibit 3.87	Series Agreement for Moonbow 20 (27)
Exhibit 3.88	Series Agreement for Forever Rose (27)
Exhibit 3.89	Series Agreement for My Fast One 20 (27)
Exhibit 3.90	Series Agreement for Helicopter Money (f.k.a. Ashlee’s Empire 20) (27)
Exhibit 3.91	Series Agreement for Cuvier (f.k.a. Chasing the Moon 20) (27)
Exhibit 3.92	Series Agreement for I’m a Looker 20 (27)
Exhibit 3.93	Series Agreement for Stay Fabulous (f.k.a. Jeanne’s Speight 20) (27)
Exhibit 3.94	Series Agreement for Smart Shopping 21 (28)
Exhibit 3.95	Series Agreement for Patsy’s Kim 21 (28)
Exhibit 3.96	Series Agreement for One Last Night 21 (29)
Exhibit 3.100	Series Agreement for Sarrocchi 21 (30)
Exhibit 3.101	Series Agreement for Elarose 21 (30)
Exhibit 3.102	Series Agreement for Enchante 21 (30)
Exhibit 3.103	Series Agreement for Song of the Lark 21 (30)
Exhibit 3.104	Series Agreement for Royal Duet (31)
Exhibit 3.105	Series Agreement for Adaay in Asia (32)
Exhibit 3.106	Series Agreement for Bullish Sentiment 21 (32)
Exhibit 3.107	Series Agreement for Knarsdale 21 (32)
Exhibit 3.108	Series Agreement for Sweet as Sin (32)
Exhibit 3.109	Series Agreement for Alliford Bay 21 (32)
Exhibit 3.110	Series Agreement for Blues Corner 21 (32)
Exhibit 3.111	Series Agreement for Lovesick 21 (32)
Exhibit 3.112	Series Agreement for Tamboz 21 (32)
Exhibit 6.7	Profit Participation Convertible Promissory Note for Martita Sangrita 17 (4)
Exhibit 6.8	Equine Co-Ownership and Acquisition Agreement for Daddy’s Joy (4)
Exhibit 6.9	Profit Participation Convertible Promissory Note for Daddy’s Joy (4)
Exhibit 6.10	Equine Co-Ownership and Acquisition Agreement for Vertical Threat (4)
Exhibit 6.11	Profit Participation Convertible Promissory Note for Vertical Threat (4)

106

Exhibit 6.12	Equine Co-Ownership and Acquisition Agreement for Shake it Up Baby (4)
Exhibit 6.13	Profit Participation Convertible Promissory Note for Shake it Up Baby (4)
Exhibit 6.14	Equine Co-Ownership and Acquisition Agreement for Tizamagician (4)
Exhibit 6.15	Profit Participation Convertible Promissory Note for Tizamagician (4)
Exhibit 6.16	Equine Co-Ownership and Acquisition Agreement for Power Up Paynter (5)
Exhibit 6.17	Profit Participation Convertible Promissory Note for Power Up Paynter (5)
Exhibit 6.18	Equine Co-Ownership and Acquisition Agreement for Two Trail Sioux 17 (5)
Exhibit 6.19	Profit Participation Convertible Promissory Note for Two Trail Sioux 17 (5)
Exhibit 6.20	Equine Co-Ownership and Acquisition Agreement for Wayne O (5)
Exhibit 6.21	Profit Participation Convertible Promissory Note for Wayne O (5)
Exhibit 6.22	Equine Co-Ownership and Acquisition Agreement for Big Mel (6)
Exhibit 6.23	Profit Participation Convertible Promissory Note for Big Mel (6)
Exhibit 6.24	Equine Co-Ownership and Acquisition Agreement for Amandrea (7)
Exhibit 6.25	Profit Participation Convertible Promissory Note for Amandrea (7)
Exhibit 6.26	Equine Co-Ownership and Acquisition Agreement for Keertana 18 (7)
Exhibit 6.27	Profit Participation Convertible Promissory Note for Keertana 18 (7)
Exhibit 6.28	Equine Co-Ownership and Acquisition Agreement for Sunny 18 (7)
Exhibit 6.29	Profit Participation Convertible Promissory Note for Sunny 18 (7)
Exhibit 6.30	Equine Co-Ownership and Acquisition Agreement for Lazy Daisy (7)
Exhibit 6.31	Profit Participation Convertible Promissory Note for Lazy Daisy (7)
Exhibit 6.32	Equine Co-Ownership and Acquisition Agreement for Augusta Moon (8)
Exhibit 6.33	Profit Participation Convertible Promissory Note for Augusta Moon (8)
Exhibit 6.34	Equine Co-Ownership and Acquisition Agreement for Hizaam (8)
Exhibit 6.35	Profit Participation Convertible Promissory Note for Hizaam (8)
Exhibit 6.36	Equine Co-Ownership and Acquisition Agreement for Venetian Sonata 18 (8)
Exhibit 6.37	Profit Participation Convertible Promissory Note for Venetian Sonata 18 (8)
Exhibit 6.38	Equine Co-Ownership and Acquisition Agreement for My Sweet Addiction 18 (8)
Exhibit 6.39	Profit Participation Convertible Promissory Note for My Sweet Addiction 18 (8)
Exhibit 6.40	Equine Co-Ownership and Acquisition Agreement for My Lady Lauren 18 (8)
Exhibit 6.41	Profit Participation Convertible Promissory Note for My Lady Lauren 18 (8)
Exhibit 6.42	Equine Co-Ownership and Acquisition Agreement for Sapucai 18 (8)
Exhibit 6.43	Profit Participation Convertible Promissory Note for Sapucai 18 (8)
Exhibit 6.44	Equine Co-Ownership and Acquisition Agreement for Lane Way(9)
Exhibit 6.45	Profit Participation Convertible Promissory Note for Lane Way(9)
Exhibit 6.46	Equine Co-Ownership and Acquisition Agreement for Mo Mischief (10)
Exhibit 6.47	Profit Participation Convertible Promissory Note for Mo Mischief(10)
Exhibit 6.48	Equine Co-Ownership and Acquisition Agreement for Deep Cover(10)
Exhibit 6.49	Profit Participation Convertible Promissory Note for Deep Cover(10)
Exhibit 6.50	Equine Co-Ownership and Acquisition Agreement for Additional 9% Interest in Big Mel (10)
Exhibit 6.51	Equine Co-Ownership and Acquisition Agreement for Additional 9% Interest in Solar Strike(10)
Exhibit 6.52	Equine Co-Ownership and Acquisition Agreement for Popular Demand (11)
Exhibit 6.53	Profit Participation Convertible Promissory Note for Popular Demand (11)
Exhibit 6.54	Equine Co-Ownership and Acquisition Agreement for Authentic (12)
Exhibit 6.55	Profit Participation Convertible Promissory Note for Authentic (12)
Exhibit 6.56	Profit Participation Convertible Promissory Note for Storm Shooter (12)
Exhibit 6.57	Profit Participation Convertible Promissory Note for Thirteen Stripes (13)
Exhibit 6.58	Profit Participation Convertible Promissory Note for Naismith (14)
Exhibit 6.59	Profit Participation Convertible Promissory Note for NY Exacta (14)
Exhibit 6.60	Broker-Dealer Agreement by and between My Racehorse CA LLC and Dalmore Group, LLC (13)
Exhibit 6.61	Equine Co-Ownership and Acquisition Agreement for Apple Down Under 19 (15)
Exhibit 6.62	Profit Participation Convertible Promissory Note for Apple Down Under 19 (15)
Exhibit 6.63	Equine Co-Ownership and Acquisition Agreement for Just Louise 19 (15)
Exhibit 6.64	Profit Participation Convertible Promissory Note for Just Louise 19 (15)
Exhibit 6.65	Equine Co-Ownership and Acquisition Agreement for Lost Empire 19 (15)
Exhibit 6.66	Profit Participation Convertible Promissory Note for Lost Empire 19 (15)

107

Exhibit 6.67	Profit Participation Convertible Promissory Note for Man Among Men (16)
Exhibit 6.68	Equine Co-Ownership and Acquisition Agreement for Man Among Men (16)
Exhibit 6.69	Profit Participation Convertible Promissory Note for Frosted Oats (16)
Exhibit 6.70	Equine Co-Ownership and Acquisition Agreement for Frosted Oats (16)
Exhibit 6.71	Profit Participation Convertible Promissory Note for Tapitry 19 (16)
Exhibit 6.72	Equine Co-Ownership and Acquisition Agreement for Tapitry 19 (16)
Exhibit 6.73	Profit Participation Convertible Promissory Note for Classofsixtythree 19 (16)
Exhibit 6.74	Equine Co-Ownership and Acquisition Agreement for Classofsixtythree 19 (16)
Exhibit 6.75	Profit Participation Convertible Promissory Note for Cayala 19 (16)
Exhibit 6.76	Equine Co-Ownership and Acquisition Agreement for Cayala 19 (16)
Exhibit 6.77	Profit Participation Convertible Promissory Note for Margaret Reay 19 (16)
Exhibit 6.78	Equine Co-Ownership and Acquisition Agreement for Margaret Reay 19 (16)
Exhibit 6.79	Profit Participation Convertible Promissory Note for Awe Hush 19 (16)
Exhibit 6.80	Profit Participation Convertible Promissory Note for Exonerated 19 (16)
Exhibit 6.81	Equine Co-Ownership and Acquisition Agreement for Exonerated 19 (16)
Exhibit 6.82	Profit Participation Convertible Promissory Note for Speightstown Belle 19 (16)
Exhibit 6.83	Profit Participation Convertible Promissory Note for Consecrate 19 (16)
Exhibit 6.84	Equine Co-Ownership and Acquisition Agreement for Consecrate 19 (16)
Exhibit 6.85	Profit Participation Convertible Promissory Note for Latte Da 19 (16)
Exhibit 6.86	Equine Co-Ownership and Acquisition Agreement for Latte Da 19 (16)
Exhibit 6.87	Profit Participation Convertible Promissory Note for Midnight Sweetie 19 (16)
Exhibit 6.88	Equine Co-Ownership and Acquisition Agreement for Midnight Sweetie 19 (16)
Exhibit 6.89	Profit Participation Convertible Promissory Note for Ambleside Park 19 (16)
Exhibit 6.90	Equine Co-Ownership and Acquisition Agreement for Ambleside Park 19 (16)
Exhibit 6.91	Profit Participation Convertible Promissory Note for Athenian Beauty 19 (16)
Exhibit 6.92	Equine Co-Ownership and Acquisition Agreement for Collusion Illusion (16)
Exhibit 6.93	Profit Participation Convertible Promissory Note for Collusion Illusion (16)
Exhibit 6.94	Racing Lease Agreement for Monomoy Girl (17)
Exhibit 6.95	Profit Participation Convertible Promissory Note for Monomoy Girl (17)
Exhibit 6.96	Racing Lease Agreement for Got Stormy (17)
Exhibit 6.97	Profit Participation Convertible Promissory Note for Got Stormy (17)
Exhibit 6.100	Racing Lease Agreement for Social Dilemma (17)
Exhibit 6.101	Profit Participation Convertible Promissory Note for Social Dilemma (17)
Exhibit 6.106	Amendment No. 1 to Racing Lease for Monomoy Girl (18)
Exhibit 6.107	Amendment No. 1 to Racing Lease for Got Stormy (18)
Exhibit 6.109	Amendment No. 1 to Racing Lease for Social Dilemma (18)
Exhibit 6.113	Equine Co-Ownership and Acquisition Agreement for Carrothers (19)
Exhibit 6.114	Profit Participation Convertible Promissory Note for Carrothers (19)
Exhibit 6.120	Equine Co-Ownership and Acquisition Agreement for Echo Warrior 19 (19)
Exhibit 6.121	Profit Participation Convertible Promissory Note for Echo Warrior 19 (19)
Exhibit 6.124	Equine Co-Ownership and Acquisition Agreement for Micro Share (f.k.a. Who'sbeeninmybed 19) (20)
Exhibit 6.125	Profit Participation Convertible Promissory Note for Micro Share (f.k.a. Who'sbeeninmybed 19) (20)
Exhibit 6.126	Equine Co-Ownership and Acquisition Agreement for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 6.127	Profit Participation Convertible Promissory Note for Malibu Mayhem (f.k.a. Into Summer 19) (20)
Exhibit 6.128	Profit Participation Convertible Promissory Note for Mrs Whistler (20)
Exhibit 6.129	Profit Participation Convertible Promissory Note for Chasing Time (f.k.a. Race Hunter 19) (20)
Exhibit 6.132	Profit Participation Convertible Promissory Note for Vow (20)
Exhibit 6.133	Equine Co-Ownership and Acquisition Agreement for Magical Ways (f.k.a You Make Luvin Fun 19) (20)
Exhibit 6.134	Profit Participation Convertible Promissory Note for Magical Ways (f.k.a. You Make Luvin Fun 19) (20)
Exhibit 6.135	Equine Co-Ownership and Acquisition Agreement for Miss Sakamoto (20)
Exhibit 6.136	Profit Participation Convertible Promissory Note for Miss Sakamoto (20)
Exhibit 6.137	Profit Participation Convertible Promissory Note for Tap the Gavel (f.k.a. Courtisane 19) (20)
Exhibit 6.138	Equine Co-Ownership and Acquisition Agreement for Cornice Traverse (f.k.a. Grand Traverse Bay 19)(20)
Exhibit 6.139	Profit Participation Convertible Promissory Note for Cornice Traverse (f.k.a. Grand Traverse Bay 19) (20)
Exhibit 6.140	Equine Co-Ownership and Acquisition Agreement for Our Miss Jones 19 (21)

108

Exhibit 6.141	Profit Participation Convertible Promissory Note for Our Miss Jones 19 (21)
Exhibit 6.142	Profit Participation Convertible Promissory Note for Straight No Chaser (f.k.a. Margarita Friday 19) (21)
Exhibit 6.143	Profit Participation Convertible Promissory Note for Regal Rebel (f.k.a. Queen Amira 19) (21)
Exhibit 6.144	Profit Participation Convertible Promissory Note for Salute to America(21)
Exhibit 6.145	Equine Co-Ownership and Acquisition Agreement for Desire Street 19 (21)
Exhibit 6.146	Profit Participation Convertible Promissory Note for Desire Street 19 (21)
Exhibit 6.147	Profit Participation Convertible Promissory Note for Duke of Love (22)
Exhibit 6.148	Profit Participation Convertible Promissory Note for War Safe (22)
Exhibit 6.149	Profit Participation Convertible Promissory Note for Tufnel (22)
Exhibit 6.150	Equine Co-Ownership and Acquisition Agreement for Tufnel (22)
Exhibit 6.151	Profit Participation Convertible Promissory Note for Classic Cut (22)
Exhibit 6.152	Profit Participation Convertible Promissory Note for Essential Rose 20 (22)
Exhibit 6.153	Profit Participation Convertible Promissory Note for Who Runs the World (22)
Exhibit 6.154	Equine Co-Ownership and Acquisition Agreement for Who Runs the World (22)
Exhibit 6.155	Profit Participation Convertible Promissory Note for Balletic (22)
Exhibit 6.156	Profit Participation Convertible Promissory Note for Song of Bernadette 20 (22)
Exhibit 6.157	Equine Co-Ownership and Acquisition Agreement for Song of Bernadette 20 (22)
Exhibit 6.158	Profit Participation Convertible Promissory Note for Daring Dancer 20 (23)
Exhibit 6.159	Equine Co-Ownership and Acquisition Agreement for Daring Dancer 20 (23)
Exhibit 6.160	Profit Participation Convertible Promissory Note for Grand Traverse Bay 20 (23)
Exhibit 6.161	Equine Co-Ownership and Acquisition Agreement for Grand Traverse Bay 20 (23)
Exhibit 6.162	Profit Participation Convertible Promissory Note for Chad Brown Bundle (23)
Exhibit 6.163	Equine Co-Ownership and Acquisition Agreement for Night Combat (23)
Exhibit 6.164	Equine Co-Ownership and Acquisition Agreement for Three Jewels (23)
Exhibit 6.165	Equine Co-Ownership and Acquisition Agreement for Splashdown 20(23)
Exhibit 6.166	Vertalo Subscription Agreement by and between My Racehorse CA LLC and Vertalo, Inc. (24)
Exhibit 6.167	First Amendment to Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc.(25)
Exhibit 6.168	Profit Participation Convertible Promissory Note for Fenwick Hall 20 (26)
Exhibit 6.169	Equine Co-Ownership and Acquisition Agreement for Fenwick Hall 20 (26)
Exhibit 6.170	Profit Participation Convertible Promissory Note for Le Relais 20 (26)
Exhibit 6.171	Equine Co-Ownership and Acquisition Agreement for Le Relais 20 (26)
Exhibit 6.172	Profit Participation Convertible Promissory Note for Spirit 20 (26)
Exhibit 6.173	Equine Co-Ownership and Acquisition Agreement for Spirit 20 (26)
Exhibit 6.174	Profit Participation Convertible Promissory Note for Mo Temptation (27)
Exhibit 6.175	Equine Co-Ownership Agreement for Mo Temptation (27)
Exhibit 6.176	Profit Participation Convertible Promissory Note for Moonbow 20 (27)
Exhibit 6.177	Equine Co-Ownership Agreement for Moonbow 20 (27)
Exhibit 6.180	Profit Participation Convertible Promissory Note for My Fast One 20 (27)
Exhibit 6.181	Profit Participation Convertible Promissory Note for Helicopter Money (f.k.a. Ashlee’s Empire 20) (27)
Exhibit 6.182	Equine Co-Ownership Agreement for Helicopter Money (f.k.a. Ashlee’s Empire 20) (27)
Exhibit 6.185	Profit Participation Convertible Promissory Note for I’m a Looker 20 (27)
Exhibit 6.186	Profit Participation Convertible Promissory Note for Stay Fabulous (f.k.a. Jeanne’s Speight 20) (27)
Exhibit 6.187	Equine Co-Ownership Agreement for Stay Fabulous (f.k.a. Jeanne’s Speight 20) (27)
Exhibit 6.188	Profit Participation Convertible Promissory Note for Smart Shopping 21 (28)
Exhibit 6.189	Profit Participation Convertible Promissory Note for Patsy’s Kim 21 (28)
Exhibit 6.190	Profit Participation Convertible Promissory Note for One Last Night 21 (29)
Exhibit 6.191	Equine Co-Ownership Agreement for One Last Night 21 (29)
Exhibit 6.198	Profit Participation Convertible Promissory Note for Sarrocchi 21 (30)
Exhibit 6.199	Profit Participation Convertible Promissory Note for Elarose 21 (30)
Exhibit 6.200	Profit Participation Convertible Promissory Note for Song of the Lark 21 (30)
Exhibit 6.201	Equine Co-Ownership Agreement for Song of the Lark 21 (30)
Exhibit 6.202	Profit Participation Convertible Promissory Note for Enchante 21 (30)
Exhibit 6.203	Equine Co-Ownership Agreement for Enchante 21 (30)

109

Exhibit 6.204	Profit Participation Convertible Promissory Note for Royal Duet (31)
Exhibit 6.205	Equine Co-Ownership Agreement for San Saria 21- Series Royal Duet (31)
Exhibit 6.206	Form of Equine Co-Ownership Agreement for La Cuvee 21- Series Royal Duet (32)
Exhibit 6.207	Profit Participation Convertible Promissory Note for Kindle 21 (31)
Exhibit 6.208	Equine Co-Ownership Agreement for Kindle 21 (31)
Exhibit 6.209	Profit Participation Convertible Promissory Note for Adaay in Asia (32)
Exhibit 6.210	Equine Co-Ownership Agreement for Adaay in Asia (32)
Exhibit 6.211	Profit Participation Convertible Promissory Note for Bullish Sentiment 21 (32)
Exhibit 6.212	Profit Participation Convertible Promissory Note for Seismic Beauty (32)
Exhibit 6.213	Equine Co-Ownership Agreement for Seismic Beauty (32)
Exhibit 6.214	Profit Participation Convertible Promissory Note for Sweet as Sin (32)
Exhibit 6.215	Equine Co-Ownership Agreement for Sweet as Sin (32)
Exhibit 6.216	Profit Participation Convertible Note for Alliford Bay 21 (32)
Exhibit 6.217	Equine Co-Ownership Agreement for Alliford Bay 21 (32)
Exhibit 6.218	Profit Participation Convertible Note for Blues Corner 21 (32)
Exhibit 6.219	Profit Participation Convertible Note for Lovesick 21 (32)
Exhibit 6.220	Equine Co-Ownership Agreement for Lovesick 21 (32)
Exhibit 6.221	Profit Participation Convertible Note for Tamboz 21 (32)
Exhibit 6.222	Equine Co-Ownership Agreement for Tamboz 21(32)
Exhibit 11.1	Consent of IndigoSpire CPA Group, LLC*

 __________________

*	Filed herewith.

(1)	Filed with the Company’s Form 1-A dated September 10, 2018 and incorporated by reference herein.
(2)	Filed with the Company’s Amendment No. 1 to Form 1-A dated November 20, 2018 and incorporated by reference herein.
(3)	Filed with the Company’s Post-Qualification Amendment No. 1 to Form 1-A dated April 18, 2019 and incorporated by reference herein.
(4)	Filed with the Company’s Post-Qualification Amendment No. 3 to Form 1-A dated June 25, 2019 and incorporated by reference herein.
(5)	Filed with the Company’s Post-Qualification Amendment No. 4 to Form 1-A dated July 19, 2019 and incorporated by reference herein.
(6)	Filed with the Company’s Post Qualification Amendment No. 5 to Form 1-A dated August 28, 2019 and incorporated by reference herein.
(7)	Filed with the Company’s Post Qualification Amendment No. 6 to Form 1-A dated October 3, 2019 and incorporated by reference herein.
(8)	Filed with the Company’s Post Qualification Amendment No. 7 to Form 1-A dated December 6, 2019 and incorporated by reference herein.
(9)	Filed with the Company’s Post Qualification Amendment No. 8 to Form 1-A dated February 7, 2020 and incorporated by reference herein.
(10)	Filed with the Company’s Post Qualification Amendment No. 9 to Form 1-A dated April 7, 2020 and incorporated by reference herein.
(11)	Filed with the Company’s Post Qualification Amendment No. 11 to Form 1-A dated May 29, 2020 and incorporated by reference herein.
(12)	Filed with the Company’s Post Qualification Amendment No. 12 to Form 1-A dated June 12, 2020 and incorporated by reference herein.
(13)	Filed with the Company’s Post Qualification Amendment No. 13 to Form 1-A dated July 15, 2020 and incorporated by reference herein.
(14)	Filed with the Company’s Post Qualification Amendment No. 14 to Form 1-A dated July 31, 2020 and incorporated by reference herein.
(15)	Filed with the Company’s Post Qualification Amendment No. 16 to Form 1-A dated September 22, 2020 and incorporated by reference herein.
(16)	Filed with the Company’s Post Qualification Amendment No. 19 to Form 1-A dated November 3, 2020 and incorporated by reference herein.
(17)	Filed with the Company’s Post Qualification Amendment No. 20 to Form 1-A dated December 18, 2020 and incorporated by reference herein.
(18)	Filed with the Company’s Post Qualification Amendment No. 22 to Form 1-A dated March 2, 2021 and incorporated by reference herein.
(19)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A dated April 20, 2021 and incorporated by reference herein.
(20)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A dated April 30, 2021 and incorporated by reference herein.
(21)	Filed with the Company’s Post Qualification Amendment No. 27 to Form 1-A dated June 14, 2021 and incorporated by reference herein
(22)	Filed with the Company’s Post Qualification Amendment No. 28 to Form 1-A dated September 3, 2021 and incorporated by reference herein.
(23)	Filed with the Company’s Post Qualification Amendment No. 31 to Form 1-A dated December 6, 2021 and incorporated by reference herein
(24)	Filed with the Company’s Post Qualification Amendment No. 32 to Form 1-A dated January 11, 2022 and incorporated by reference herein
(25)	Filed with the Company’s Form 1-A dated February 22, 2022 and incorporated by reference herein
(26)	Filed with the Company’s Post Qualification Amendment No. 1 to Form 1-A dated May 6, 2022 and incorporated by reference herein.
(27)	Filed with the Company’s Post Qualification Amendment No. 2 to Form 1-A dated June 24, 2022 and incorporated by reference herein.
(28)	Filed with the Company’s Post Qualification Amendment No. 5 to Form 1-A dated August 22, 2022 and incorporated by reference herein.
(29)	Filed with the Company’s Post Qualification Amendment No. 6 to Form 1-A dated September 16, 2022 and incorporated by reference herein.
(30)	Filed with the Company’s Post Qualification Amendment No. 7 to Form 1-A dated October 27, 2022 and incorporated by reference herein.
(31)	Filed with the Company’s Post Qualification Amendment No. 9 to Form 1-A, dated February 17, 2023 and incorporated by reference.
(32)	Filed with the Company’s Post Qualification Amendment No. 10 to Form 1-A, dated May 3, 2023 and incorporated by reference.

110

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 6, 2023	MY RACEHORSE CA LLC

By: Experiential Squared, Inc., its Manager

By: /s/ Michael Behrens
Name: Michael Behrens
Title: Chief Executive Officer

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Behrens Name: Michael Behrens	Chief Executive Officer, Chief Financial Officer and Secretary of Experiential Squared, Inc. (Principal Executive Officer and Principal Financial Officer)	July 6, 2023
MY RACEHORSE CA LLC By: /s/ Michael Behrens Name: Michael Behrens Title: Chief Executive Officer	Manager	July 6, 2023

111